SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [ ]

Pre-Effective Amendment No.                                            [ ]
                               -----

Post-Effective Amendment No.    29     (File No. 33-30770)             [X]
                              ------

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY (ACT OF 1940)      [X]

Amendment No.   33       (File No. 811-5897)
              ------


AXP MARKET ADVANTAGE SERIES, INC.
200 AXP Financial Center
Minneapolis, Minnesota 55474

Leslie L. Ogg - 901 Marquette Avenue South, Suite 2810,
Minneapolis, MN 55402-3268
(612) 330-9283

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b)
[X] on April 1, 2003 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph  (a)(1)
[ ] on (date) pursuant to paragraph  (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

AXP(R)
   Blue Chip
      Advantage
             Fund

AXP Blue Chip Advantage Fund seeks to provide shareholders with a long-term total return exceeding that of the U.S. stock market.

PROSPECTUS

APRIL 1, 2003


Please note that this Fund:

o  is not a bank deposit

o  is not federally insured

o  is not endorsed by any bank or government agency

o  is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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


Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                                                   3p

Goal                                                       3p

Principal Investment Strategies                            3p

Principal Risks                                            4p

Past Performance                                           5p

Fees and Expenses                                          7p

Investment Manager                                         8p

Other Securities and
   Investment Strategies                                   9p

Buying and Selling Shares                                  9p

Valuing Fund Shares                                        9p

Investment Options                                         9p

Purchasing Shares                                         11p

Transactions Through American Express
   Brokerage or Third Parties                             13p

Sales Charges                                             14p

Exchanging/Selling Shares                                 17p

Distributions and Taxes                                   20p

Financial Highlights                                      21p

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2p   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 PROSPECTUS

The Fund

GOAL

AXP Blue Chip Advantage Fund (the Fund) seeks to provide shareholders with a long-term total return exceeding that of the U.S. stock market. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund's net assets are invested in blue chip stocks. Blue chip stocks are issued by companies with a market capitalization of at least $1 billion, an established management, a history of consistent earnings and a leading position within their respective industries. A common measure of blue chip stocks is the S&P 500 Index. The S&P 500 Index is an unmanaged market index used to measure the total return of the U.S. stock market (the Fund may change this market index from time to time). While the Fund invests in stocks included in the S&P 500 Index, it is not an index fund, it may own companies not included in the index, and its results will likely differ from the index. Selecting blue chip stocks is the primary decision in building the investment portfolio.

In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment manager, chooses equity investments by:

o    Identifying companies with:

     o    attractive valuations,

     o    financial strength,

     o    strong, sustainable earnings growth, and

     o    improving growth dynamics.

o    Buying a diversified portfolio of securities.

o Buying equity securities not included in the S&P 500 Index if those securities meet the standards described above.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

o    The security is overvalued relative to alternative investments.

o Political, economic, or other events could affect the company's performance.

o    Potential losses can be minimized (i.e., in a market down-turn).

o    A more attractive opportunity exists.

o The company or the security continues to meet the other standards described above.

During weak or declining markets, the Fund may invest more of its assets in money market securities. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.

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3p   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 PROSPECTUS

PRINCIPAL RISKS

This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

     Market Risk

     Issuer Risk

     Style Risk

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

Style Risk

The objective of the Fund is to provide shareholders with a long-term return exceeding that of the U.S. stock market. Currently, the S&P 500 Index is the market index used to measure total return of the U.S. stock market. However, unlike the unmanaged index, the Fund's performance is affected by factors such as the size of the Fund's portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows in and out of the Fund, stock selection, sector weightings, and other such factors. As a result, once these factors are accounted for, the Fund may under-perform the market index.

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4p   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 PROSPECTUS

PAST PERFORMANCE

The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year shown on the chart below, and

o    how the Fund's average annual total returns compare to recognized indexes.

How the Fund has performed in the past does not indicate how the Fund will perform in the future.

                               CLASS A PERFORMANCE
                            (based on calendar years)

 40%
 35%               +36.57%
 30%
 25%                               +26.18%
 20%                      +21.43%          +22.91%  +20.42%
 15% +12.15%                                                      -17.03%
 10%
  5%
  0%        +1.27%
 -5%
-10%                                                       -11.52%
-15%
-20%                                                                     -22.77%
-25%
      1993   1994   1995    1996     1997   1998     1999    2000   2001   2002



During the period shown in the bar chart, the highest return for a calendar quarter was +20.14% (quarter ending December 1998) and the lowest return for a calendar quarter was -18.02% (quarter ending September 2002).


The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.


The Fund's Class A year to date return as of Dec. 31, 2002 was -22.77%.


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5p   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 PROSPECTUS

Average Annual Total Returns (as of Dec. 31, 2002)


                                                                                                 Since               Since
                                              1 year          5 years           10 years     inception (B&Y)      inception (C)
Blue Chip Advantage:
   Class A
      Return before taxes                    -27.22%            -4.58%          +6.52%              N/A                N/A
      Return after taxes on distributions    -27.35%            -5.76%          +4.09%              N/A                N/A
      Return after taxes on distributions
      and sale of fund shares                -16.71%            -3.50%          +4.49%              N/A                N/A
   Class B
      Return before taxes                    -26.47%            -4.34%            N/A             +5.70%(a)            N/A
   Class C
      Return before taxes                    -23.47%              N/A             N/A               N/A             -20.26%(c)
   Class Y
      Return before taxes                    -22.61%            -3.31%            N/A             +6.66%(a)            N/A
S&P 500 Index                                -22.10%            -0.59%          +9.34%            +9.33%(b)         -17.06%(d)
Lipper Large-Cap Core Funds Index            -21.23%            -0.74%          +8.04%            +8.05%(b)         -17.18%(d)


(a) Inception date was March 20, 1995.

(b) Measurement period started April 1, 1995.

(c) Inception date was June 26, 2000.

(d) Measurement period started July 1, 2000.

Before-Tax Returns

This table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. The performance of different classes varies because of differences in sales charges and fees. Past performance for Class Y for the periods prior to March 20, 1995 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges, although not for other differences in expenses.

After-Tax Returns


After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.


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6p   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 PROSPECTUS

For purposes of this calculation we assumed:

o    the maximum sales charge for Class A shares,

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares,

o    no sales charge for Class C shares,

o    no sales charge for Class Y shares, and

o no adjustments for taxes paid by an investor on the reinvested income and capital gains.

Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Large-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

                                                              Class A    Class B   Class C   Class Y
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                          5.75%(b)     none      none      none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)        none        5%       1%(c)     none

Annual Fund operating expenses (expenses that are deducted from Fund assets)

As a percentage of average daily net assets:   Class A  Class B Class C  Class Y

Management fees(d)                              0.45%    0.45%   0.45%    0.45%
Distribution (12b-1) fees                       0.25%    1.00%   1.00%    0.00%
Other expenses(e)                               0.30%    0.32%   0.34%    0.37%
Total                                           1.00%    1.77%   1.79%    0.82%


(a) This charge may be reduced depending on the value of your total investments in American Express mutual funds. See "Sales Charges."

(b) For Class A purchases over $500,000 on which the sales charge is waived, a 1% sales charge applies if you sell your shares less than one year after purchase.

(c) For Class C purchases, a 1% sales charge applies if you sell your shares less than one year after purchase.


(d) Includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.02% for the most recent fiscal year.


(e) Other expenses include an administrative services fee, a shareholder services fee for Class Y, a transfer agency fee and other nonadvisory expenses.

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7p   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 PROSPECTUS

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return. The operating expenses remain the same each year. If you hold your shares until the end of the years shown, your costs would be:


                                   1 year    3 years     5 years    10 years
 Class A(a)                          $671       $875      $1,097     $1,734
 Class B(b)                          $580       $857      $1,060     $1,885(d)
 Class B(c)                          $180       $557      $  960     $1,885(d)
 Class C                             $182       $564      $  971     $2,110
 Class Y                             $ 84       $262      $  456     $1,018


(a) Includes a 5.75% sales charge.

(b) Assumes you sold your Class B shares at the end of the period and incurred the applicable CDSC.

(c) Assumes you did not sell your Class B shares at the end of the period.

(d) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

INVESTMENT MANAGER

James M. Johnson Jr., portfolio manager, joined AEFC in 1994 as an equity quantitative analyst. He began managing portfolios for American Express Asset Management in 1996. He is portfolio manager of Total Return Portfolio and AXP Variable Portfolio - Blue Chip Advantage Fund. He also serves as co-portfolio manager of AXP Small Company Index Fund, AXP S&P 500 Index Fund, AXP Mid Cap Index Fund, and AXP Variable Portfolio - S&P 500 Index Fund.


The Fund pays AEFC a fee for managing its assets. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.45% of the Fund's average daily net assets, including an adjustment under the terms of a performance incentive arrangement. The maximum monthly adjustment (increase or decrease) will be 0.12% of the Fund's average net assets on an annual basis. Under the agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC, located at 200 AXP Financial Center, Minneapolis, Minnesota 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, New York 10285.


The Fund operates under an order from the Securities and Exchange Commission that permits AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

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8p   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 PROSPECTUS

OTHER SECURITIES AND INVESTMENT STRATEGIES

The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments such as money market securities. Additionally, the Fund may utilize derivative instruments (such as futures, options and forward contracts) to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.

Buying and Selling Shares

VALUING FUND SHARES

The public offering price for Class A is the net asset value (NAV) adjusted for the sales charge. For Class B, Class C and Class Y, it is the NAV.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business of the New York Stock Exchange, normally 3 p.m. Central Time (CT), each business day (any day the New York Stock Exchange is open).

Fund shares may be purchased through various third-party organizations, including 401(k) plans, banks, brokers and investment advisers. Where authorized by the Fund, orders will be priced at the NAV next computed after receipt by the organization or their selected agent.

The Fund's investments are valued based on market quotations, or where market quotations are not readily available, based on methods selected in good faith by the board. If the Fund's investment policies permit it to invest in securities that are listed on foreign stock exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund's underlying investments may change on days when you could not buy or sell shares of the Fund. Please see the SAI for further information.

INVESTMENT OPTIONS

1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution fee of 1.00%.

3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00% (may be subject to a CDSC).

4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee. Please see the SAI for information on eligibility to purchase Class Y shares.

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9p   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 PROSPECTUS

Investment options summary

The Fund offers four different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

The following table shows the key features of each class:

                Class A          Class B        Class C         Class Y
--------------- ---------------- -------------- --------------- ----------------
Availability    Available to     Available to   Available to    Limited to
                all investors.   all            all investors.  qualifying
                                 investors.                     institutional
                                                                investors.
--------------- ---------------- -------------- --------------- ----------------
Initial Sales   Yes. Payable     No. Entire     No. Entire      No. Entire
Charge          at time of       purchase       purchase        purchase price
                purchase.        price is       price is        is invested in
                Lower sales      invested in    invested in     shares of the
                charge for       shares of      shares of the   Fund.
                larger           the Fund.      Fund.
                investments.
--------------- ---------------- -------------- --------------- ----------------
Deferred Sales  On purchases     Maximum 5%     1% CDSC         None.
Charge          over $500,000,   CDSC during    applies if
                1% CDSC          the first      you sell your
                applies if you   year           shares less
                sell your        decreasing     than one year
                shares less      to 0% after    after
                than one year    six years.     purchase.
                after purchase.
--------------- ---------------- -------------- --------------- ----------------
Distribution    Yes.* 0.25%      Yes.* 1.00%    Yes.* 1.00%     Yes. 0.10%
and/or
Shareholder
Service Fee
--------------- ---------------- -------------- --------------- ----------------
Conversion to   N/A              Yes,           No.             No.
Class A                          automatically
                                 in ninth
                                 calendar
                                 year of
                                 ownership.
--------------- ---------------- -------------- --------------- ----------------

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

Should you purchase Class A, Class B or Class C shares?

If your investments in American Express mutual funds total $250,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $250,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for one year or longer. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), generally you should consider Class B shares if you intend to hold your shares for more than six years. Consider Class C shares if you intend to hold your shares less than six years. To help you determine what investment is best for you, consult your financial advisor.

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10p   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 PROSPECTUS

PURCHASING SHARES

To purchase shares through an American Express Brokerage Account or entities other than American Express Financial Advisors Inc., please refer to the American Express Brokerage Web site or consult your selling agent. The following section explains how you can purchase shares from American Express Financial Advisors (the Distributor).

If you do not have a mutual fund account, you need to establish one. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase shares for a new or existing account, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 30% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o    a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o    criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

How to determine the correct TIN

For this type of account:            Use the Social Security or Employer
                                     Identification number of:
------------------------------------ ----------------------------------------
Individual or joint account          The individual or one of the owners
                                     listed on the joint account
------------------------------------ ----------------------------------------
Custodian account of a minor         The minor
(Uniform Gifts/Transfers to Minors
Act)
------------------------------------ ----------------------------------------
A revocable living trust             The grantor-trustee (the person who puts
                                     the  money  into the trust)
------------------------------------ ----------------------------------------
An irrevocable trust, pension        The legal entity (not the personal
trust or estate                      representative or trustee, unless no
                                     legal entity is designated in the
                                     account title)
------------------------------------ ----------------------------------------
Sole proprietorship                  The owner
------------------------------------ ----------------------------------------
Partnership                          The partnership
------------------------------------ ----------------------------------------
Corporate                            The corporation
------------------------------------ ----------------------------------------
Association, club or tax-exempt      The organization
organization
------------------------------------ ----------------------------------------

For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at (www.irs.gov).

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11p   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 PROSPECTUS

Three ways to invest

1 By mail

Once your account has been established, send your check with the account number on it to:

American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474

Minimum amounts

Initial investment:        $2,000
Additional investments:    $100
Account balances:          $300
Qualified accounts:        none

If your account balance falls below $300, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

2 By scheduled investment plan

Contact your financial advisor for assistance in setting up one of the following scheduled plans:

o    automatic payroll deduction,

o    bank authorization,

o    direct deposit of Social Security check, or

o    other plan approved by the Fund.

Minimum amounts
Initial investment:        $100
Additional investments:    $50 per payment for qualified accounts;
                           $100 per payment for nonqualified accounts
Account balances:          none (on a scheduled investment plan with
                           monthly payments)

If your account balance is below $2,000, you must make payments at least monthly.

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12p   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 PROSPECTUS

3 By wire or electronic funds transfer

If you have an established account, you may wire money to:

Wells Fargo Bank Minnesota, N.A.
Minneapolis, MN 55479
Routing Transit No. 091000019

Give these instructions:

Credit American Express Financial Advisors Account #0000030015 for personal account # (your account number) for (your name). Please be sure to include all 10 digits of the American Express Financial Advisors account number, including the zeros.

If this information is not included, the order may be rejected, and all money received by the Fund, less any costs the Fund or American Express Client Service Corporation (AECSC) incurs, will be returned promptly.

Minimum amounts
Each wire investment:      $1,000

TRANSACTIONS THROUGH AMERICAN EXPRESS BROKERAGE  OR THIRD PARTIES

You may buy or sell shares through American Express Brokerage, certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through American Express Brokerage or third parties or to determine if there are policy differences, please consult the American Express Brokerage Web site or your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.

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13p   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 PROSPECTUS

SALES CHARGES

Class A -- initial sales charge alternative

When you purchase Class A shares, you pay a sales charge as shown in the following table:

                               Sales charge as percentage of:
Total market value    Public offering price*         Net amount invested
Up to $49,999                5.75%                         6.10%
$50,000-$99,999              4.75                          4.99
$100,000-$249,999            3.75                          3.90
$250,000-$499,999            2.50                          2.56
$500,000-$999,999            2.00**                        2.04**
$1,000,000 or more           0.00                          0.00

  * Offering price includes the sales charge.

 ** The sales charge will be waived until further notice.

The sales charge on Class A shares may be lower than 5.75%, based on the combined market value of:

o    your current investment in this Fund,

o    your previous investment in this Fund, and

o investments you and your primary household group have made in other American Express mutual funds that have a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. For purposes of this policy, domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) AXP Tax-Free Money Fund and Class A shares of AXP Cash Management Fund do not have sales charges.

Other Class A sales charge policies

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar group, may be added together to reduce sales charges for all shares purchased through that plan, and

o if you intend to invest more than $50,000 over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent. If purchasing shares in a brokerage account or through a third party, you must request the reduced sales charge when you buy shares. For more details, please contact your financial advisor or see the SAI.

Waivers of the sales charge for Class A shares

Sales charges do not apply to:

o current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.

o current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

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14p   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 PROSPECTUS

o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.

o investors who have a business relationship with a newly associated financial advisor who joined the Distributor from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with the Distributor, (2) the purchase is made with proceeds of shares sold that were sponsored by the financial advisor's previous broker-dealer, and (3) the proceeds are the result of a sale of an equal or greater value where a sales load was assessed.

o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.

o shareholders who have at least $1 million in American Express mutual funds. Until further notice, the sales charge does not apply to shareholders who have at least $500,000 in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged. During that year, the CDSC will be waived only in the circumstances described for waivers for Class B and Class C shares.

o purchases made within 90 days after a sale of shares (up to the amount sold):

     o of American Express mutual funds in a qualified plan subject to a deferred sales charge, or

     o in a qualified plan or account where American Express Trust Company has a recordkeeping, trustee, investment management, or investment servicing relationship.

     Send the Fund a written request along with your payment, indicating the date and the amount of the sale.

o    purchases made:

     o with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund,

     o through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,

     o    within the University of Texas System ORP,

     o within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

     o    within the University of Massachusetts After-Tax Savings Program, or

     o through or under a subsidiary of AEFC offering Personal Trust Services' Asset-Based pricing alternative.

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

--------------------------------------------------------------------------------
15p   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 PROSPECTUS

Class B and Class C -- contingent deferred sales charge (CDSC) alternative

For Class B, the CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

If the sale is made during the:     The CDSC percentage rate is:
First year                                       5%
Second year                                      4%
Third year                                       4%
Fourth year                                      3%
Fifth year                                       2%
Sixth year                                       1%
Seventh year                                     0%

For Class C, a 1% CDSC is charged if you sell your shares less than one year after purchase.

For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

Example

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

Waivers of the sales charge for Class B and Class C shares

The CDSC will be waived on sales of shares:

o    in the event of the shareholder's death,

o    held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

     o    at least 59 1/2 years old AND

     o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

     o    selling  under  an  approved   substantially  equal  periodic  payment
          arrangement.

--------------------------------------------------------------------------------
16p   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 PROSPECTUS

EXCHANGING/SELLING SHARES

Exchanges

You can exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order.

The Fund does not permit market-timing. Do not invest in the Fund if you are a market timer.

Excessive trading (market-timing) or other abusive short-term trading practices may disrupt portfolio management strategies, harm performance and increase fund expenses.

To prevent abuse or adverse effects on the Fund and its shareholders, AECSC and the Fund reserve the right to reject any purchase orders, including exchanges, limit the amount, modify or discontinue the exchange privilege, or charge a fee to any investor we believe has a history of abusive trading or whose trading, in our judgement has been disruptive to the Fund. For example, we may exercise these rights if exchanges are too numerous or too large.

Other exchange policies:

o    Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o    Once we receive your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until AECSC receives written approval from the secured party.

Selling Shares

You can sell your shares at any time. The payment will be mailed within seven days after accepting your request.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is accepted by the Fund, minus any applicable CDSC.

You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 90 days of the date your sale request was received and include your account number. This privilege may be limited or withdrawn at any time and may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

--------------------------------------------------------------------------------
17p   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 PROSPECTUS

To sell or exchange shares held through an American Express Brokerage Account or with entities other than American Express Financial Advisors, please consult your selling agent. The following section explains how you can exchange or sell shares held with American Express Financial Advisors.

Requests to sell shares of the Fund are not allowed within 30 days of a telephoned-in address change.

Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. Payment may be made earlier if your bank provides evidence satisfactory to the Fund and AECSC that your check has cleared.

Two ways to request an exchange or sale of shares

1 By letter

Include in your letter:

o    the name of the fund(s),

o    the class of shares to be exchanged or sold,

o your mutual fund account number(s) (for exchanges, both funds must be registered in the same ownership),

o    your Social Security number or Employer Identification number,

o the dollar amount or number of shares you want to exchange or sell,

o signature(s) of registered account owner(s) (All signatures may be required. Contact AECSC for more information.),

o    for sales, indicate how you want your money delivered to you, and

o    any paper certificates of shares you hold.

Regular or express mail:
American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

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18p   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 PROSPECTUS

2 By telephone

American Express Client Service Corporation
Telephone Transaction Service
(800) 437-3133

o The Fund and AECSC will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing AECSC. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o    Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:       $100

Maximum sale amount:       $100,000

Four ways to receive payment when you sell shares

1 By regular or express mail

o    Mailed to the address on record.

o    Payable to names listed on the account.

o The express mail delivery charges you pay will vary depending on the courier you select.

2 By electronic funds transfer (EFT or ACH)

o    Minimum redemption: $100.

o    Funds are deposited electronically into your bank account.

o    No charge.

o Bank account must be in the same ownership as the American Express mutual fund account.

o    Allow two to five business days from request to deposit.

o Pre-authorization required. For instructions, contact your financial advisor or AECSC.

3 By wire

o    Minimum redemption: $1,000.

o    Funds are wired electronically into your bank account.

o    Applicable wire charges will vary depending on service provided.

o Bank account must be in the same ownership as the American Express mutual fund account.

o    Allow one to two business days from request to deposit for domestic wires.

o Pre-authorization required. For instructions, contact your financial advisor or AECSC.

--------------------------------------------------------------------------------
19p   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 PROSPECTUS

4 By scheduled payout plan

o    Minimum payment: $50.

o Contact your financial advisor or AECSC to set up regular payments on a monthly, bimonthly, quarterly, semiannual or annual basis.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to you as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o    you request distributions in cash, or

o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

--------------------------------------------------------------------------------
20p   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 PROSPECTUS

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

Financial Highlights


Class A
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                          2003       2002        2001       2000      1999
Net asset value, beginning of period                                $ 7.94     $ 9.92      $11.80     $11.88    $ 9.49
Income from investment operations:
Net investment income (loss)                                           .04        .03         .05        .03       .06
Net gains (losses) (both realized and unrealized)                    (1.92)     (1.95)       (.76)      1.11      2.55
Total from investment operations                                     (1.88)     (1.92)       (.71)      1.14      2.61
Less distributions:
Dividends from net investment income                                  (.03)      (.04)       (.04)      (.03)     (.06)
Distributions from realized gains                                       --       (.02)      (1.13)     (1.19)     (.16)
Total distributions                                                   (.03)      (.06)      (1.17)     (1.22)     (.22)
Net asset value, end of period                                      $ 6.03     $ 7.94      $ 9.92     $11.80    $11.88

Ratios/supplemental data
Net assets, end of period (in millions)                               $852     $1,533      $2,247     $2,455    $1,863
Ratio of expenses to average daily net assets(c)                     1.00%       .89%        .85%       .83%      .73%
Ratio of net investment income (loss) to average daily net assets     .61%       .54%        .50%       .40%      .69%
Portfolio turnover rate (excluding short-term securities)             104%       135%        140%        81%      105%
Total return(e)                                                    (23.70%)   (19.38%)     (5.34%)     9.30%    27.71%


See accompanying notes to financial highlights.


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21p   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 PROSPECTUS

Class B
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                          2003       2002        2001       2000      1999
Net asset value, beginning of period                                $ 7.76     $ 9.72      $11.63     $11.79    $ 9.43
Income from investment operations:
Net investment income (loss)                                            --         --          --         --        --
Net gains (losses) (both realized and unrealized)                    (1.89)     (1.94)       (.78)      1.03      2.52
Total from investment operations                                     (1.89)     (1.94)       (.78)      1.03      2.52
Less distributions:
Dividends from net investment income                                    --         --          --         --        --
Distributions from realized gains                                       --       (.02)      (1.13)     (1.19)     (.16)
Total distributions                                                     --       (.02)      (1.13)     (1.19)     (.16)
Net asset value, end of period                                      $ 5.87     $ 7.76      $ 9.72     $11.63    $11.79
Ratios/supplemental data

Net assets, end of period (in millions)                               $568     $1,047      $1,530     $1,588    $1,109
Ratio of expenses to average daily net assets(c)                     1.77%      1.65%       1.60%      1.59%     1.49%
Ratio of net investment income (loss) to average daily net assets    (.16%)     (.22%)      (.25%)     (.36%)    (.07%)
Portfolio turnover rate (excluding short-term securities)             104%       135%        140%        81%      105%
Total return(e)                                                    (24.36%)   (19.98%)     (6.01%)     8.45%    26.75%

Class C
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                          2003       2002     2001(b)
Net asset value, beginning of period                                $ 7.74     $ 9.70      $11.99
Income from investment operations:
Net investment income (loss)                                            --         --         .03
Net gains (losses) (both realized and unrealized)                   (1.88)     (1.94)      (1.16)
Total from investment operations                                    (1.88)     (1.94)      (1.13)
Less distributions:
Dividends from net investment income                                    --         --       (.03)
Distributions from realized gains                                       --      (.02)      (1.13)
Total distributions                                                     --      (.02)      (1.16)
Net asset value, end of period                                      $ 5.86     $ 7.74      $ 9.70

Ratios/supplemental data
Net assets, end of period (in millions)                                 $4         $5          $4
Ratio of expenses to average daily net assets(c)                     1.79%      1.67%       1.60%(d)
Ratio of net investment income (loss) to average daily net assets    (.16%)     (.26%)       .04%(d)
Portfolio turnover rate (excluding short-term securities)             104%       135%        140%
Total return(e)                                                    (24.29%)   (19.98%)     (8.79%)(f)

See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
22p   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 PROSPECTUS

Class Y
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                          2003       2002        2001       2000      1999
Net asset value, beginning of period                                $ 7.96     $ 9.94      $11.81     $11.89    $ 9.50
Income from investment operations:
Net investment income (loss)                                           .05        .04         .06        .04       .07
Net gains (losses) (both realized and unrealized)                    (1.93)     (1.95)       (.75)      1.11      2.55
Total from investment operations                                     (1.88)     (1.91)       (.69)      1.15      2.62
Less distributions:
Dividends from net investment income                                  (.04)      (.05)       (.05)      (.04)     (.07)
Distributions from realized gains                                       --       (.02)      (1.13)     (1.19)     (.16)
Total distributions                                                   (.04)      (.07)      (1.18)     (1.23)     (.23)
Net asset value, end of period                                      $ 6.04     $ 7.96      $ 9.94     $11.81    $11.89

Ratios/supplemental data
Net assets, end of period (in millions)                               $124       $291        $362       $369      $323
Ratio of expenses to average daily net assets(c)                      .82%       .72%        .68%       .69%      .66%
Ratio of net investment income (loss) to average daily net assets     .76%       .70%        .67%       .54%      .77%
Portfolio turnover rate (excluding short-term securities)             104%       135%        140%        81%      105%
Total return(e)                                                    (23.63%)   (19.23%)     (5.16%)     9.44%    27.82%

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) Total return does not reflect payment of a sales charge.

(f) Not annualized.

The information in these tables has been audited by KPMG LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.


--------------------------------------------------------------------------------
23p   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 PROSPECTUS

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report, contact your selling agent or American Express Client Service Corporation.

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852
Web site address:
americanexpress.com

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-5897

Ticker Symbol
Class A: IBLUX    Class B:IDBCX
Class C: AXACX    Class Y:IBCYX

                                                              S-6025-99 V (4/03)

AXP(R)
   S&P 500 Index
            Fund

AXP(R)
   Mid Cap Index
            Fund

PROSPECTUS
APRIL 1, 2003

Please note that each Fund:

o  is not a bank deposit

o  is not federally insured

o  is not endorsed by any bank or government agency

o  is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

Table of Contents

TAKE A CLOSER LOOK AT:

The Funds                                                   3p

Goals                                                       3p

Principal Investment Strategies                             3p

Principal Risks                                             5p


Past Performance                                            7p

Fees and Expenses                                          10p

Investment Manager                                         11p

Buying and Selling Shares                                  12p

Valuing Fund Shares                                        12p

Investment Options                                         12p

Purchasing Shares                                          13p

Transactions Through Third Parties                         15p

Exchanging/Selling Shares                                  16p

Distributions and Taxes                                    19p

Financial Highlights                                       20p


--------------------------------------------------------------------------------
2p   --   AXP INDEX FUNDS   --   2003 PROSPECTUS

The Funds

GOALS

AXP S&P 500 Index Fund and AXP Mid Cap Index Fund seek to provide shareholders with long-term capital appreciation. Because any investment involves risk, achieving the goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES


Each Fund invests primarily in securities that are expected to provide investment results that correspond to the performance of a specified index. An index is an unmanaged group of securities whose overall performance is used as a standard to measure investment performance. The Funds are not managed according to traditional methods of active investment management. Instead, they follow a passive or indexing investment approach in an attempt to mirror the performance of an index. Keep in mind that an index fund has operating expenses and transaction costs, while an index does not. This means that, while an index fund may track its index closely, it is typically unable to match the performance of the index exactly. While there is no guarantee, the investment manager expects the correlation between a Fund and its respective index to be at least .95. A correlation of 1.00 means the return of the Fund can be completely explained by the return of the index.


This prospectus includes two index funds. The following chart shows the types of investments for each of the funds.

Fund                                        Principal types of investments
AXP S&P 500 Index Fund                      Large-cap stocks
AXP Mid Cap Index Fund                      Mid-cap stocks

AXP S&P 500 Index Fund seeks to provide investment results that correspond to the total return (the combination of appreciation and income) of large-capitalization stocks of U.S. companies. The Fund invests in common stocks included in the Standard & Poor's 500 Composite Stock Price Index (S&P 500). The S&P 500 is made up primarily of large-capitalization companies that represent a broad spectrum of the U.S. economy.

The Fund normally will invest in all stocks in the S&P 500 in roughly the same proportions as their weightings in the index. For example, if 5% of the S&P 500 is made up of a stock of a particular company, the Fund normally will invest approximately 5% of its assets in that company. This strategy is known as "full replication." Although the Fund attempts to replicate the S&P 500, there may be times when the Fund and the index do not match exactly. The investment manager may purchase stocks not included in the S&P 500 when it believes it would be a cost efficient way of approximating the S&P 500's performance to do so, for example, in anticipation of a stock being added to the index.

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

AXP Mid Cap Index Fund seeks to provide investment results that correspond to the total return of mid-capitalization stocks of U.S. companies. The Fund invests in common stocks included in the Standard & Poor's MidCap 400 Index (S&P MidCap 400). The S&P MidCap 400 consists of a group of medium-sized U.S. companies.

The Fund normally will invest in all stocks in the S&P MidCap 400 in roughly the same proportions as their weightings in the index. For example, if 5% of the S&P MidCap 400 is made up of a stock of a particular company, the Fund normally will invest approximately 5% of its assets in that company. This strategy is known as "full replication." Although the Fund attempts to replicate the S&P MidCap 400, there may be times when the Fund and the index do not match exactly. The investment manager may purchase stocks not included in the S&P MidCap 400 when it believes it would be a cost efficient way of approximating the S&P MidCap 400's performance to do so, for example, in anticipation of a stock being added to the index.

Indexing Strategies

The investment manager may use various techniques, such as buying and selling options and futures contracts, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. Each Fund normally will invest at least 80% of its total assets in securities that are contained in the applicable index. The investment manager will monitor the performance of each Fund against its index and will adjust the Fund's holdings, as necessary, to minimize tracking error. In the event a correlation of .95 or better is not achieved, the Fund's board will consider alternative arrangements.

A Fund may change its target index for a different index if the current index is discontinued or if the Fund's board believes a different index would better enable the Fund to match the performance of the market segment represented by the current index. The substitute index will measure the same general segment of the market as the current index.

The Fund may hold cash or its equivalent or invest in investment grade short-term fixed income securities. Although index funds, by their nature, tend to be tax-efficient investments, the Funds generally are managed without regard to tax efficiency.

For each of the Funds, in evaluating whether to sell a security, the investment manager considers, among other factors, whether:

o    The security continues to be included in the index.

o Corporate actions have affected the company's security (such as corporate reorganizations, mergers or acquisitions).

o    A company's market weighting otherwise changes with respect to the index.

o Timing of cash flows in and out of the Fund require the investment manager to sell a security.

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

For more information on investment strategies and the indexes, please refer to the Statement of Additional Information (SAI). "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500(R)," "S&P MidCap 400 Index(R)," and "Standard & Poor's MidCap 400 Index(R)" are trademarks of The McGraw-Hill Companies, Inc. These trademarks have been licensed for use by American Express Financial Advisors Inc. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's or any of its subsidiaries or affiliates (the "Licensors") and the Licensors make no representation regarding the advisability of investing in the Funds.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

     Market Risk

     Tracking Error Risk

     Sector/Concentration Risk

     Small Company Risk

     Issuer Risk

Market Risk (both funds)

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Tracking Error Risk (both funds)

A Fund may not track the index perfectly because differences between the index and the Fund's portfolio can cause differences in performance. The investment manager purchases securities and other instruments in an attempt to replicate the performance of the index. However, the tools that the investment manager uses to replicate the index are not perfect and the Fund's performance is affected by factors such as the size of the Fund's portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows in and out of the Fund and changes in the index.

In addition, the returns from a specific type of security (for example, mid-cap stocks) may trail returns from other asset classes or the overall market. Each type of security will go through cycles of doing better or worse than stocks or bonds in general. These periods may last for several years.

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5p   --   AXP INDEX FUNDS   --   2003 PROSPECTUS

Sector/Concentration Risk (both funds)

Each Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund's performance, it may be more susceptible to a single economic, political or regulatory occurrence than a diversified fund. In addition, in tracking an index, the Fund may have a considerable portion of its assets invested in one or more sectors of the market. This may lead to a greater market fluctuation than would occur with a fund invested in a wider spectrum of industries. A Fund will invest more than 25% of its total assets in a particular industry only if necessary to track its respective index.

Small Company Risk (Mid Cap Index Fund)

Investment in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

Issuer Risk (both funds)

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

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6p   --   AXP INDEX FUNDS   --   2003 PROSPECTUS

PAST PERFORMANCE


The following bar charts and tables indicate the risks and variability of investing in each Fund by showing:


o how the Fund's performance has varied for each full calendar year that the Fund has existed, and

o    how the Fund's average annual total returns compare to recognized indexes.

How the Funds have performed in the past does not indicate how the Funds will perform in the future.

AXP S&P 500 Index Fund

                               CLASS D PERFORMANCE
                            (based on calendar years)
  0%

 -5%

-10%                                                  -10.04%
                                                             -12.42%
-15%

-20%
                                                                    -22.59%
-25%
      1993   1994   1995   1996   1997   1998   1999   2000   2001   2002


During the period shown in the bar chart, the highest return for a calendar quarter was +10.71% (quarter ending December 2001) and the lowest return for a calendar quarter was -17.23% (quarter ending September 2002).

The Fund's year to date return as of Dec. 31, 2002 was -22.59%.

The performance of Class E may vary from that shown above because of differences in fees.


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7p   --   AXP INDEX FUNDS   --   2003 PROSPECTUS

AXP Mid Cap Index Fund

                               CLASS D PERFORMANCE
                            (based on calendar years)
 20%
 15%                                                    +16.58%
 10%
  5%
  0%                                                            -1.30%
 -5%
-10%
-15%                                                                -15.29%
-20%
      1993   1994   1995   1996   1997   1998   1999   2000   2001   2002


During the period shown in the bar chart, the highest return for a calendar quarter was +17.71% (quarter ending December 2001) and the lowest return for a calendar quarter was -16.73% (quarter ending September 2002).

The Fund's year to date return as of Dec. 31, 2002 was -15.29%.


The performance of Class E may vary from that shown above because of differences in fees.

Average Annual Total Returns (as of Dec. 31, 2002)


                                                    1 year      Since inception
S&P 500 Index Fund:
  Class D
     Return before taxes                          -22.59%           -10.87%(a)
     Return after taxes on distributions          -22.84%           -11.14%(a)
     Return after taxes on distributions
     and sale of fund shares                      -13.87%            -8.55%(a)
  Class E
     Return before taxes                          -22.17%           -10.54%(a)
S&P 500 Index                                     -22.10%           -11.71%(b)
Lipper S&P 500 Funds Index                        -22.30%           -11.96%(b)


(a) Inception date was Oct. 25, 1999.

(b) Measurement period started Nov. 1, 1999.

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8p   --   AXP INDEX FUNDS   --   2003 PROSPECTUS

                                                   1 year        Since inception
Mid Cap Index Fund:
  Class D
     Return before taxes                          -15.29%            +4.00%(a)
     Return after taxes on distributions          -15.77%            +2.02%(a)
     Return after taxes on distributions
     and sale of fund shares                       -9.15%            +2.48%(a)
  Class E
     Return before taxes                          -15.07%            +4.28%(a)
S&P MidCap 400 Index                              -14.51%            +3.45%(b)
Lipper Mid-Cap Core Funds Index                   -17.37%            +0.46%(b)


(a) Inception date was Oct. 25, 1999.

(b) Measurement period started Nov. 1, 1999.

Before-Tax Returns

This table shows total returns from hypothetical investments in Class D and Class E shares of the Fund. These returns are compared to the unmanaged indexes shown for the same periods. The performance of Class D will vary from Class E because of differences in fees. For purposes of this calculation we assumed no adjustments for taxes paid by an investor on the reinvested income and capital gains. The indexes reflect reinvestment of all distributions and changes in market prices, but exclude brokerage commissions or other fees.

After-Tax Returns


After-tax returns are shown only for Class D shares. After-tax returns for Class E will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.


S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

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9p   --   AXP INDEX FUNDS   --   2003 PROSPECTUS

S&P MidCap 400 Index, an unmanaged market-weighted index, consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.


Lipper S&P 500 Funds Index and Lipper Mid-Cap Core Funds Index are published by Lipper Inc. Each index includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.


FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

 Shareholder Fees(a) (fees paid directly from your investment)

                                                          Class D     Class E
Maximum sales charge (load) on purchases(b)
(as a percentage of offering price)                         0%          0%

Annual index account fee (for accounts under $10,000)       $10         $10

Annual Fund operating expenses (expenses that are deducted from Fund assets)

As a percentage of average daily net assets:


S&P 500 Index Fund                                        Class D     Class E
Management fees                                            0.24%       0.24%
Distribution (12b-1) fees(c)                               0.25%       0.00%
Other expenses(d)                                          0.35%       0.35%
Total(e)                                                   0.84%       0.59%
Fee waiver/expense reimbursement                           0.21%       0.21%
Net expenses                                               0.63%       0.38%

Mid Cap Index Fund                                        Class D     Class E
Management fees                                            0.26%       0.26%
Distribution (12b-1) fees(c)                               0.25%       0.00%
Other expenses(d)                                          0.64%       0.64%
Total(e)                                                   1.15%       0.90%
Fee waiver/expense reimbursement                           0.46%       0.46%
Net expenses                                               0.69%       0.44%


(a) A wire transfer charge, currently $15, may be deducted from your brokerage account for wire transfers made at your request.

(b) There are no sales loads; however, the Fund charges a redemption fee of 0.50% on shares redeemed within 180 days of purchase.

(c) 12b-1 fees are paid out of the Fund's assets on an ongoing basis. Over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(d) Other expenses include an administrative services fee, a transfer agency fee and other nonadvisory expenses.


(e) The Adviser and the Transfer Agent have agreed to waive certain fees and to absorb certain other Fund expenses until Jan. 31, 2004. Under this agreement, net expenses for Class D will not exceed 0.64% for S&P 500 Index Fund and 0.70% for Mid Cap Index Fund. Net expenses for Class E will not exceed 0.39% for S&P 500 Index Fund and 0.45% for Mid Cap Index Fund.


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10p   --   AXP INDEX FUNDS   --   2003 PROSPECTUS

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return. The operating expenses remain the same each year. If you sell your shares at the end of the years shown, your costs would be:


S&P 500 Index Fund         1 year     3 years     5 years   10 years
Class D                     $64        $247        $446     $1,022
Class E                      39         168         309        721

Mid Cap Index Fund         1 year     3 years     5 years   10 years
Class D                     $70        $320        $590     $1,362
Class E                      45         241         454      1,070



This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

INVESTMENT MANAGER

S&P 500 Index Fund and Mid Cap Index Fund


David Factor, portfolio manager, joined AEFC in 1990. He began managing these Funds in September 2001. He has worked in several areas of the company, including variable assets, where he participated in the planning, forecasting, and strategic operating plans for variable annuities and conducted financial reporting and analysis. David was promoted to quantitative analyst in 1999. He holds a BSB in accounting from the University of Minnesota and received his CPA in 1985. He also serves as portfolio manager of AXP Small Company Index Fund and AXP Variable Portfolio - S&P 500 Index Fund.

The Fund pays AEFC a fee for managing its assets. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.24% of the Fund's average daily net assets for S&P 500 Index Fund and 0.26% of the Fund's average daily net assets for Mid Cap Index Fund. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC, located at 200 AXP Financial Center, Minneapolis, Minnesota 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, New York 10285.


The Fund operates under an order from the Securities and Exchange Commission that permits AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

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11p   --   AXP INDEX FUNDS   --   2003 PROSPECTUS

Buying and Selling Shares

References to "Fund" throughout the remainder of this prospectus refer to AXP S&P 500 Index Fund and AXP Mid Cap Index Fund, singularly or collectively as the context requires.

VALUING FUND SHARES

The public offering price for a single Fund share is the net asset value (NAV). The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business of the New York Stock Exchange, normally 3 p.m. Central Time (CT), each business day (any day the New York Stock Exchange is open).

Fund shares may be purchased through various third-party organizations, including 401(k) plans, banks, brokers and investment advisers. Where authorized by the Fund, orders will be priced at the NAV next computed after receipt by the organization or their selected agent.

The Fund's investments are valued based on market quotations, or where market quotations are not readily available, based on methods selected in good faith by the board. If the Fund's investment policies permit it to invest in securities that are listed on foreign stock exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund's underlying investments may change on days when you could not buy or sell shares of the Fund. Please see the SAI for further information.

INVESTMENT OPTIONS

1. Class D shares are sold without a sales charge through wrap fee programs or other investment products sponsored by an authorized broker-dealer, investment adviser, bank or other investment professional. Shareholders pay a 12b-1 fee of 0.25% for distribution services, including the services provided by investment professionals.

2. Class E shares are sold without a sales charge or 12b-1 fee through American Express brokerage accounts and qualifying institutional accounts.

Institutional investors should refer to the SAI to determine eligibility to invest in Class E.

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12p   --   AXP INDEX FUNDS   --   2003 PROSPECTUS

PURCHASING SHARES

You may purchase shares of the Fund in a wrap fee product, a brokerage account (including online brokerage) or a qualifying institutional account. If you are investing through a wrap fee program or an entity other than American Express Financial Advisors Inc., some of the instructions, minimums, policies and cutoff times for investments may be different. You should contact your selling agent for more details. The following section explains how you can purchase shares from American Express Financial Advisors (the Distributor).

If you do not have a mutual fund account, you will need to establish one. Contact your financial advisor or visit our Web site to establish an account.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 30% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o    a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o    criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return. For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at (www.irs.gov).

The Fund and the Distributor reserve the right to refuse any purchase, including those that appear to be associated with short-term trading activities.

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13p   --   AXP INDEX FUNDS   --   2003 PROSPECTUS

Methods of purchasing shares

1 By regular or express mail

Mail checks (along with any applications) to:

American Express Funds
70400 AXP Financial Center
Minneapolis, MN 55474

2 By internet

Complete a brokerage account application online (www.americanexpress.com/trade) and mail the application to:

American Express Funds
70400 AXP Financial Center
Minneapolis, MN 55474

Corporations and other organizations should contact the Distributor at (800) 658-4677 to determine what additional forms may be necessary to open a brokerage account.

3 By telephone

You may use money in your brokerage account to make initial and subsequent purchases.

To place your order, call:
(800) 967-4377 for Wrap accounts,
(800) 872-4377 for Brokerage accounts, or
(800) 658-4677 for Online brokerage accounts.

You must have money available in your brokerage account in order to purchase Fund shares.

4 By wire

Once your account is established, you may wire money into your brokerage account:

Wells Fargo Bank Minnesota, N.A.
Minneapolis, MN 55479
Routing Transit No. 091000019

Give these instructions:

Credit American Enterprise Investment Services Account #0001065930 for brokerage account # (your brokerage account number) for (your name). Please remember that you need to provide all 10 digits.

For instructions on how to wire money for wrap accounts, call (800) 967-4377.

Minimum wire amount:       $1,000

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14p   --   AXP INDEX FUNDS   --   2003 PROSPECTUS

Minimum Fund investment requirements

Your initial investment in the Fund may be as low as $2,000 ($1,000 for custodial accounts, Individual Retirement Accounts (IRAs) and certain other retirement plans). The minimum subsequent investment is $500 for all ownerships. After the minimum initial investment has been met, the minimums for systematic purchases are $100.

Minimum balance account requirements and annual account fee

The Fund reserves the right to sell your shares if, as a result of sales, the aggregate value of your holdings in the Fund drops below $1,000 ($500 for custodial accounts, IRAs and certain other retirement plans). You will be notified in writing 30 days before the Fund takes such action to allow you to increase your holdings to the minimum level. If you close your brokerage account, the Fund will automatically sell your shares and mail the proceeds to you.

An annual account fee of $10 will be assessed on accounts whose balances are below $10,000 (for any reason, including market fluctuation). The fee may be deducted from either your year-end dividend distribution or through a redemption of shares. If your distribution is less than the fee, fractional shares will be redeemed to cover the difference. If the fee is deducted from your dividend distribution, you will still be taxed on the full amount of the dividend. This fee will not apply to certain qualifying institutional investors.

When and at what price shares will be purchased

Once your request is received and accepted by the Fund, your order will be priced at the next calculated NAV. See "Valuing Fund Shares."

TRANSACTIONS THROUGH THIRD PARTIES

You may buy or sell shares through certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through third parties or to determine if there are policy differences, please consult your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.

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15p   --   AXP INDEX FUNDS   --   2003 PROSPECTUS

EXCHANGING/SELLING SHARES

There are no sales loads; however, the Fund charges a redemption fee on shares sold or exchanged within 180 days of purchase. This fee does not apply to qualifying institutional investors or to shares held in a wrap account.

Exchanging Shares

You may make up to four exchanges (two round trips) per calendar year. You can exchange your shares of the Fund for shares of the same class of other funds described in this prospectus at any time. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order. When exchanging into another fund you must meet that fund's minimum investment requirements.

The Distributor and the Fund reserve the right to reject any purchase orders, including exchanges, limit the number or amount, or modify or discontinue the exchange privilege, to prevent abuse or adverse effects on the Fund and its shareholders. For example, if exchanges are too numerous or too large, they may disrupt the Fund's investment strategies or increase its costs.

The Fund does not permit market-timing. Do not invest in the Fund if you are a market timer.

Selling Shares

You may sell your shares at any time. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after receipt by the Distributor of proper sale instructions, as follows:

Normally, payment for shares sold will be credited directly to your brokerage account on the next business day. However, the Fund may delay payment, but no later than seven days after the Distributor receives your selling instructions in proper form. Sale proceeds will be held in your brokerage account or mailed to you according to your account instructions.

If you recently purchased shares by check, your sale proceeds may be held in your brokerage account until your check clears (which may take up to 10 days from the purchase date) before a check is mailed to you.

The Fund reserves the right to redeem in kind.

To sell or exchange shares held through entities other than American Express Financial Advisors, please consult your selling agent. The following section explains how you can exchange or sell shares held directly with American Express Financial Advisors.

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16p   --   AXP INDEX FUNDS   --   2003 PROSPECTUS

Four ways to request an exchange or sale of shares

1 By regular or express mail

You may request an exchange or sale by writing to:

American Express Funds
70400 AXP Financial Center
Minneapolis, MN 55474

The express mail delivery charges you pay will vary depending on the courier you select.

2 By internet

If you have a brokerage account you may exchange or sell shares from our Web site at (www.americanexpress.com/trade).

3 By telephone

You may exchange or sell shares by calling:
(800) 967-4377 for Wrap accounts,
(800) 872-4377 for Brokerage accounts, or
(800) 658-4677 for Online brokerage accounts.

4 By wire

Money can be wired from your account to your bank account. Call the Distributor at the above numbers for additional information on wire transfers. A $15 service fee may be charged against your brokerage account for each wire sent.

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17p   --   AXP INDEX FUNDS   --   2003 PROSPECTUS

To properly process your exchange or sale request we will need the following information:

o your account number(s) and your name (for exchanges, both funds must be registered in the same ownership),

o    your Social Security number or Employer Identification number,

o the name of the fund(s) and class of shares from which you wish to exchange or sell shares,

o    the dollar amount or number of shares you want to exchange or sell, and

o if a written request, a signature of at least one of the brokerage account holders in the exact form specified on the account.

Once an exchange or sale request is made it is irrevocable and cannot be modified or canceled.

Telephone exchange or sale requests received and accepted by the Fund, once the caller's identity and account ownership have been verified by the Distributor, will be processed at the next calculated NAV. See "Valuing Fund Shares."

Telephone Transactions

The privilege to initiate transactions by telephone is automatically available through your brokerage account. The Fund will honor any telephone transaction believed to be authentic and will use reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund may modify or discontinue telephone privileges at any time.

Electronic Transactions

The ability to initiate transactions via the internet may be unavailable or delayed (for example, during periods of unusual market activity) at certain times. The Fund and the Distributor are not responsible for any losses associated with unexecuted transactions. In addition, the Fund and the Distributor are not responsible for any losses resulting from unauthorized transactions if reasonable security measures are followed to validate the investor's identity. The Fund may modify or discontinue electronic privileges at any time.

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18p   --   AXP INDEX FUNDS   --   2003 PROSPECTUS

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to you as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund unless you request distributions in cash. We reinvest the distributions for you at the next calculated NAV after the distribution is paid. If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to the Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

--------------------------------------------------------------------------------
19p   --   AXP INDEX FUNDS   --   2003 PROSPECTUS

Financial Highlights


AXP S&P 500 Index Fund
Class D
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                                  2003       2002       2001    2000(b)
Net asset value, beginning of period                                        $ 4.36      $5.30      $5.42   $5.07
Income from investment operations:
Net investment income (loss)                                                   .03        .02        .02     .01
Net gains (losses) (both realized and unrealized)                            (1.05)      (.91)      (.12)    .35
Total from investment operations                                             (1.02)      (.89)      (.10)    .36
Less distributions:
Dividends from net investment income                                          (.03)      (.02)      (.01)   (.01)
Distributions from realized gains                                               --       (.03)      (.01)     --
Total distributions                                                           (.03)      (.05)      (.02)   (.01)
Net asset value, end of period                                              $ 3.31      $4.36      $5.30   $5.42

Ratios/supplemental data
Net assets, end of period (in millions)                                        $56        $38        $21      $7
Ratio of expenses to average daily net assets(c,d)                            .63%       .64%       .62%    .64%(f)
Ratio of net investment income (loss) to average daily net assets            1.03%       .74%       .65%    .52%(f)
Portfolio turnover rate (excluding short-term securities)                       9%        27%        82%     37%
Total return                                                               (23.43%)   (16.74%)    (1.73%   7.72%(g)

See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
20p   --   AXP INDEX FUNDS   --   2003 PROSPECTUS

AXP S&P 500 Index Fund
Class E
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                                  2003       2002       2001    2000(b)
Net asset value, beginning of period                                        $ 4.37      $5.31      $5.42   $5.07
Income from investment operations:
Net investment income (loss)                                                   .04        .03        .03     .01
Net gains (losses) (both realized and unrealized)                            (1.05)      (.91)      (.11)    .35
Total from investment operations                                             (1.01)      (.88)      (.08)    .36
Less distributions:
Dividends from net investment income                                          (.04)      (.03)      (.02)   (.01)
Distributions from realized gains                                               --       (.03)      (.01)     --
Total distributions                                                           (.04)      (.06)      (.03)   (.01)
Net asset value, end of period                                              $ 3.32      $4.37      $5.31   $5.42

Ratios/supplemental data
Net assets, end of period (in millions)                                       $261       $187        $87      $9
Ratio of expenses to average daily net assets(c,e)                            .38%       .39%       .35%    .39%(f)
Ratio of net investment income (loss) to average daily net assets            1.30%       .98%      1.05%    .83%(f)
Portfolio turnover rate (excluding short-term securities)                       9%        27%        82%     37%
Total return                                                               (23.24%)   (16.55%)    (1.35%)  7.75%(g)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 25, 1999 (when shares became publicly available) to Jan. 31, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earning credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class D would have been 0.84%, 0.97%, 1.18% and 4.00% for the periods ended Jan. 31, 2003, 2002, 2001 and 2000, respectively.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class E would have been 0.59%, 0.72%, 0.73% and 3.70% for the periods ended Jan. 31, 2003, 2002, 2001 and 2000, respectively.

(f)  Adjusted to an annual basis.

(g)  Not annualized.


--------------------------------------------------------------------------------
21p   --   AXP INDEX FUNDS   --   2003 PROSPECTUS

AXP Mid Cap Index Fund
Class D
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                                  2003       2002       2001    2000(b)
Net asset value, beginning of period                                        $ 5.73      $6.20      $5.71   $5.07
Income from investment operations:
Net investment income (loss)                                                   .02        .02        .03     .01
Net gains (losses) (both realized and unrealized)                            (1.00)      (.27)      1.20     .64
Total from investment operations                                              (.98)      (.25)      1.23     .65
Less distributions:
Dividends from net investment income                                          (.02)      (.02)      (.03)   (.01)
Distributions from realized gains                                             (.09)      (.20)      (.71)     --
Total distributions                                                           (.11)      (.22)      (.74)   (.01)
Net asset value, end of period                                              $ 4.64      $5.73      $6.20   $5.71

Ratios/supplemental data
Net assets, end of period (in millions)                                        $15        $13         $9      $4
Ratio of expenses to average daily net assets(c,d)                            .69%       .70%       .66%    .69%(f)
Ratio of net investment income (loss) to average daily net assets             .40%       .35%       .42%    .59%(f)
Portfolio turnover rate (excluding short-term securities)                      53%        58%       109%     16%
Total return                                                               (17.20%)    (4.04%)    22.62%  12.87%(g)

See accompanying notes to financial highlights.



--------------------------------------------------------------------------------
22p   --   AXP INDEX FUNDS   --   2003 PROSPECTUS

AXP Mid Cap Index Fund
Class E
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                                  2003       2002       2001    2000(b)
Net asset value, beginning of period                                        $ 5.74      $6.21      $5.71   $5.07
Income from investment operations:
Net investment income (loss)                                                   .03        .03        .04     .02
Net gains (losses) (both realized and unrealized)                            (1.00)      (.27)      1.21     .64
Total from investment operations                                              (.97)      (.24)      1.25     .66
Less distributions:
Dividends from net investment income                                          (.03)      (.03)      (.04)   (.02)
Distributions from realized gains                                             (.09)      (.20)      (.71)     --
Total distributions                                                           (.12)      (.23)      (.75)   (.02)
Net asset value, end of period                                              $ 4.65      $5.74      $6.21   $5.71

Ratios/supplemental data
Net assets, end of period (in millions)                                        $15        $13        $11      $8
Ratio of expenses to average daily net assetsc,e                              .44%       .45%       .42%    .45%(f)
Ratio of net investment income (loss) to average daily net assets             .65%       .61%       .67%    .83%(f)
Portfolio turnover rate (excluding short-term securities)                      53%        58%       109%     16%
Total return                                                               (16.98%)    (3.84%)    23.06%  12.92%(g)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 25, 1999 (when shares became publicly available) to Jan. 31, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earning credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class D would have been 1.15%, 1.20%, 1.32% and 2.22% for the periods ended Jan. 31, 2003, 2002, 2001 and 2000, respectively.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class E would have been 0.90%, 0.95%, 1.08% and 1.96% for the periods ended Jan. 31, 2003, 2002, 2001 and 2000, respectively.

(f)  Adjusted to an annual basis.

(g)  Not annualized.

The information in these tables has been audited by KPMG LLP, independent auditors. The independent auditors' report and additional information about the performance of each Fund are contained in the Funds' annual report which, if not included with this prospectus, may be obtained without charge.


--------------------------------------------------------------------------------
23p   --   AXP INDEX FUNDS   --   2003 PROSPECTUS

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

This Fund, along with other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report, contact your selling agent or American Express Client Service Corporation.

American Express Client Service Corporation
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852
Web site address:
americanexpress.com

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-5897

Ticker Symbol

AXP S&P 500 Index Fund     Class D:  ADIDX            Class E:  ADIEX
AXP Mid Cap Index Fund     Class D:  AMIDX            Class E:  --

                                                              S-6434-99 G (4/03)

AXP(R)
  Small Company
          Index
             Fund

AXP Small Company Index Fund seeks to provide shareholders with long-term capital appreciation.

PROSPECTUS
APRIL 1, 2003

Please note that this Fund:

o  is not a bank deposit

o  is not federally insured

o  is not endorsed by any bank or government agency

o  is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                                                      3p

Goal                                                          3p

Principal Investment Strategies                               3p

Principal Risks                                               4p

Past Performance                                              5p

Fees and Expenses                                             7p

Investment Manager                                            8p

Other Securities and
    Investment Strategies                                     9p

Buying and Selling Shares                                     9p

Valuing Fund Shares                                           9p

Investment Options                                           10p

Purchasing Shares                                            11p

Transactions Through American Express
     Brokerage or Third Parties                              13p

Sales Charges                                                14p

Exchanging/Selling Shares                                    17p

Distributions and Taxes                                      20p

Financial Highlights                                         21p

--------------------------------------------------------------------------------
2p   --   AXP SMALL COMPANY INDEX FUND   --   2003 PROSPECTUS

The Fund

GOAL

AXP Small Company Index Fund (the Fund) seeks to provide shareholders with long-term capital appreciation. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES


The Fund is a diversified mutual fund that invests primarily in common stocks of small-capitalization companies that are expected to provide investment results that correspond to the performance of the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index or the Index). This Index is composed of approximately 600 companies located in the United States. These companies are chosen to be a part of the Index based upon their market size, liquidity and industry group representation. To be included in the Index, stock selections are also screened by Standard & Poor's Corporation for trading volume, share turnover, ownership concentration, share price and bid/ask spreads. The Index has above-average risk and may fluctuate more than the Standard & Poor's 500 Stock Price Index, which includes stock of larger, more established firms. The Fund is not managed according to traditional methods of active investment management. Instead, it follows a passive or indexing investment approach in an attempt to mirror the performance of the S&P SmallCap 600 Index. Although the Fund invests in common stocks of companies that comprise the S&P SmallCap 600 Index, it may not own all of the companies in the market index and it will not own all of the companies in the same proportion to their weightings in the market index.


The selection of common stocks issued by companies that are included in the S&P SmallCap 600 Index is the primary decision in building the investment portfolio.

American Express Financial Corporation (AEFC), the Fund's investment manager, chooses investments by:


o Attempting to replicate the S&P SmallCap 600 Index by investing in a statistically selected sample of the stocks included in the Index.


o Purchasing securities based on the timing of cash flows in and out of the Fund.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

     o   The security continues to be included in the S&P SmallCap 600 Index.

     o Corporate actions have affected the company's stock (such as corporate reorganizations, mergers, acquisitions, or other such factors).

     o A company's market weighting otherwise changes with respect to the index.

     o Timing of cash flows in and out of the Fund require AEFC to sell a security.

AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.

"Standard & Poor's(R)," "S&P(R)," "S&P SmallCap 600," and "Standard & Poor's Small Capitalization Stock Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by American Express Financial Advisors Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
3p   --   AXP SMALL COMPANY INDEX FUND   --   2003 PROSPECTUS

PRINCIPAL RISKS

This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

     Market Risk

     Small Company Risk

     Style Risk

     Issuer Risk

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Small Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

Style Risk

The Fund purchases stocks and other instruments in an attempt to replicate the performance of the S&P SmallCap 600 Index. However, the tools that AEFC utilizes to replicate the market index are not perfect and the Fund's performance is affected by factors such as the size of the Fund's portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows in and out of the Fund, changes in the S&P SmallCap 600 Index, and other such factors. As a result, once these factors are accounted for, the Fund will likely under-perform the market index.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

--------------------------------------------------------------------------------
4p   --   AXP SMALL COMPANY INDEX FUND   --   2003 PROSPECTUS

PAST PERFORMANCE

The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year that the Fund has existed, and

o    how the Fund's average annual total returns compare to recognized indexes.

How the Fund has performed in the past does not indicate how the Fund will perform in the future.

(bar chart)

                               CLASS A PERFORMANCE
                            (based on calendar years)

 25%                             -23.29%
 20%
 15%
 10%                                          +11.33% +10.53%
  5%                                                         +5.39%
  0%                                    -2.39%
 -5%
-10%
-15%                                                                -15.40%
-20%
      1993   1994   1995   1996   1997   1998   1999   2000   2001   2002


During the period shown in the bar chart, the highest return for a calendar quarter was +20.22% (quarter ending December 2001) and the lowest return for a calendar quarter was -21.10% (quarter ending September 1998).


The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B and Class Y may vary from that shown above because of differences in sales charges and fees.


The Fund's Class A year to date return as of Dec. 31, 2002 was -15.40%.


--------------------------------------------------------------------------------
5p   --   AXP SMALL COMPANY INDEX FUND   --   2003 PROSPECTUS

Average Annual Total Returns (as of Dec. 31, 2002)

                                             1 year    5 years   Since inception
Small Company Index:
  Class A
     Return before taxes                     -20.26%    +0.19%       +4.94%(a)
     Return after taxes on distributions     -20.26%    -1.13%       +3.73%(a)
     Return after taxes on distributions
     and sale of fund shares                 -12.44%    -0.06%       +3.80%(a)
  Class B
     Return before taxes                     -19.52%    +0.44%       +5.11%(a)
  Class Y
     Return before taxes                     -15.28%    +1.52%       +6.06%(a)
S&P SmallCap 600 Index                       -14.63%    +2.44%       +7.31%(b)
Lipper Small-Cap Core Funds Index            -19.23%    +1.39%       +5.60%(b)


(a) Inception date was Aug. 19, 1996.

(b) Measurement period started Sept. 1, 1996.

Before-Tax Returns

This table shows total returns from hypothetical investments in Class A, Class B and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. The performance of Classes A, B and Y vary because of differences in sales charges and fees.

After-Tax Returns


After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.


The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

--------------------------------------------------------------------------------
6p   --   AXP SMALL COMPANY INDEX FUND   --   2003 PROSPECTUS

For purposes of this calculation we assumed:

o    the maximum sales charge for Class A shares,

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares,

o    no sales charge for Class Y shares, and

o no adjustments for taxes paid by an investor on the reinvested income and capital gains.


Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index), an unmanaged market-weighted index, consists of 600 domestic stocks chosen for market size, liquidity (bid-asked spread, ownership, share turnover and number of no trade days) and industry group representation. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The Fund may invest in stocks that may not be listed in the index.


The Lipper Small-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

                                                       Class A  Class B  Class Y

Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                    5.75%(b)   none    none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)  none      5%     none

Annual Fund operating expenses (expenses that are deducted from Fund assets)


As a percentage of average daily net assets:          Class A   Class B  Class Y
Management fees                                        0.36%     0.36%    0.36%
Distribution (12b-1) fees                              0.25%     1.00%    0.00%
Other expenses(c)                                      0.35%     0.37%    0.44%
Total                                                  0.96%     1.73%    0.80%


(a) This charge may be reduced depending on your total investments in American Express mutual funds. See "Sales Charges."

(b) For Class A purchases over $500,000 on which the sales charge is waived, al 1% sales charge applies if you sell your shares less than one year after purchase.

(c) Other expenses include an administrative services fee, a shareholder services fee for Class Y, a transfer agency fee and other nonadvisory expenses.

--------------------------------------------------------------------------------
7p   --   AXP SMALL COMPANY INDEX FUND   --   2003 PROSPECTUS

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return. The operating expenses remain the same each year. If you hold your shares until the end of the years shown, your costs would be:


                     1 year     3 years     5 years       10 years
Class A(a)            $667        $863      $1,076        $1,690
Class B(b)            $576        $845      $1,040        $1,841(d)
Class B(c)            $176        $545      $  940        $1,841(d)
Class Y               $ 82        $256      $  445        $  994


(a)  Includes a 5.75% sales charge.

(b) Assumes you sold your Class B shares at the end of the period and incurred the applicable CDSC.

(c)  Assumes you did not sell your Class B shares at the end of the period.

(d) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

INVESTMENT MANAGER


David Factor, CFA, portfolio manager, joined AEFC in 1990. He began managing the Fund in September, 2001. He has worked in several areas of the company, including variable assets, where he participated in the planning, forecasting, and strategic operating plans for variable annuities and conducted financial reporting and analysis. David was promoted to quantitative analyst in 1999. He holds a BSB in accounting from the University of Minnesota, received his CPA in 1985. He also serves as portfolio manager of AXP S&P 500 Index Fund, AXP Mid Cap Index Fund and AXP Variable Portfolio - S&P 500 Index Fund.

The Fund pays AEFC a fee for managing its assets. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.38% of the Fund's average daily net assets. Under the agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC, located at 200 AXP Financial Center, Minneapolis, Minnesota 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, New York 10285.


The Fund operates under an order from the Securities and Exchange Commission that permits AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

--------------------------------------------------------------------------------
8p   --   AXP SMALL COMPANY INDEX FUND   --   2003 PROSPECTUS

OTHER SECURITIES AND INVESTMENT STRATEGIES

The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as money market securities. The Fund may hold cash or its equivalent or invest in short-term fixed income securities. Additionally, the Fund may utilize derivative instruments such as futures, options, and forward contracts to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives. The Fund is not managed with respect to tax efficiency.

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.

Buying and Selling Shares

VALUING FUND SHARES

The public offering price for Class A is the net asset value (NAV) adjusted for the sales charge. For Class B and Class Y, it is the NAV.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business of the New York Stock Exchange, normally 3 p.m. Central Time (CT), each business day (any day the New York Stock Exchange is open).

Fund shares may be purchased through various third-party organizations, including 401(k) plans, banks, brokers and investment advisers. Where authorized by the Fund, orders will be priced at the NAV next computed after receipt by the organization or their selected agent.

The Fund's investments are valued based on market quotations, or where market quotations are not readily available, based on methods selected in good faith by the board. If the Fund's investment policies permit it to invest in securities that are listed on foreign stock exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund's underlying investments may change on days when you could not buy or sell shares of the Fund. Please see the SAI for further information.

--------------------------------------------------------------------------------
9p   --   AXP SMALL COMPANY INDEX FUND   --   2003 PROSPECTUS

INVESTMENT OPTIONS

1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution (12b-1) fee of 1.00%.

3. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee. Please see the SAI for information on eligibility to purchase Class Y shares.

Investment options summary

Class A
Maximum sales charge of 5.75%
Initial sales charge waived or reduced for certain purchases
Annual distributions fee of 0.25% of average daily net assets*
Lower annual expenses than Class B shares

Class B
No initial sales charge
CDSC on shares sold in the first six years (maximum of 5% in first year, reduced to 0% after year six)
CDSC waived in certain circumstances
Shares convert to Class A in ninth year of ownership
Annual distribution fee of 1.00% of average daily net assets*
Higher annual expenses than Class A shares

Class Y
No initial sales charge
No annual distribution fee
Service fee of 0.10% of average daily net assets
Available only to certain qualifying institutional investors

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A and Class B shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

Should you purchase Class A or Class B shares?

If your investments in American Express mutual funds total $250,000 or more, Class A shares may be the better option. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $250,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee and a CDSC for six years. To help determine what is best for you, consult your financial advisor.

Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportions as the other Class B shares.

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10p   --   AXP SMALL COMPANY INDEX FUND   --   2003 PROSPECTUS

PURCHASING SHARES

To purchase shares through an American Express Brokerage Account or entities other than American Express Financial Advisors Inc., please refer to the American Express Brokerage Web site or consult your selling agent. The following section explains how you can purchase shares from American Express Financial Advisors (the Distributor).

If you do not have a mutual fund account, you need to establish one. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase shares for a new or existing account, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 30% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o    a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o    criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

How to determine the correct TIN

For this type of account:            Use the Social Security or Employer
                                     Identification number of:
------------------------------------ ----------------------------------------
Individual or joint account          The individual or one of the owners
                                     listed on the joint account
------------------------------------ ----------------------------------------
Custodian account of a minor         The minor
(Uniform Gifts/Transfers to Minors
Act)
------------------------------------ ----------------------------------------
A revocable living trust             The grantor-trustee (the person who puts
                                     the  money  into the trust)
------------------------------------ ----------------------------------------
An irrevocable trust, pension        The legal entity (not the personal
trust or estate                      representative or trustee, unless no
                                     legal entity is designated in the
                                     account title)
------------------------------------ ----------------------------------------
Sole proprietorship                  The owner
------------------------------------ ----------------------------------------
Partnership                          The partnership
------------------------------------ ----------------------------------------
Corporate                            The corporation
------------------------------------ ----------------------------------------
Association, club or tax-exempt      The organization
organization
------------------------------------ ----------------------------------------

For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at (www.irs.gov).

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11p   --   AXP SMALL COMPANY INDEX FUND   --   2003 PROSPECTUS

Three ways to invest

1 By mail

Once your account has been established, send your check with the account number on it to:

American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474

Minimum amounts
Initial investment:        $2,000
Additional investments:    $100
Account balances:          $300
Qualified accounts:        none

If your account balance falls below $300, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

2 By scheduled investment plan

Contact your financial advisor for assistance in setting up one of the following scheduled plans:

o    automatic payroll deduction,

o    bank authorization,

o    direct deposit of Social Security check, or

o    other plan approved by the Fund.

Minimum amounts
Initial investment:        $100
Additional investments:    $50 per payment for qualified accounts;
                           $100 per payment for nonqualified accounts
Account balances:          none (on a scheduled investment plan with monthly
                           payments)

If your account balance is below $2,000, you must make payments at least monthly.

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12p   --   AXP SMALL COMPANY INDEX FUND   --   2003 PROSPECTUS

3 By wire or electronic funds transfer

If you have an established account, you may wire money to:

Wells Fargo Bank Minnesota, N.A.
Minneapolis, MN 55479
Routing Transit No. 091000019

Give these instructions:

Credit American Express Financial Advisors Account #0000030015 for personal account # (your account number) for (your name). Please be sure to include all 10 digits of the American Express Financial Advisors account number, including the zeros.

If this information is not included, the order may be rejected, and all money received by the Fund, less any costs the Fund or American Express Client Service Corporation (AECSC) incurs, will be returned promptly.

Minimum amounts
Each wire investment:      $1,000

TRANSACTIONS THROUGH AMERICAN EXPRESS BROKERAGE  OR THIRD PARTIES

You may buy or sell shares through American Express Brokerage, certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through American Express Brokerage or third parties or to determine if there are policy differences, please consult the American Express Brokerage Web site or your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.

--------------------------------------------------------------------------------
13p   --   AXP SMALL COMPANY INDEX FUND   --   2003 PROSPECTUS

SALES CHARGES

Class A -- initial sales charge alternative

When you purchase Class A shares, you pay a sales charge as shown in the following table:

                                      Sales charge as percentage of:
Total market value      Public offering price*              Net amount invested
Up to $49,999                      5.75%                             6.10%
$50,000-$99,999                    4.75                              4.99
$100,000-$249,999                  3.75                              3.90
$250,000-$499,999                  2.50                              2.56
$500,000-$999,999                  2.00**                            2.04**
$1,000,000 or more                 0.00                              0.00

 * Offering price includes the sales charge.

** The sales charge will be waived until further notice.

The sales charge on Class A shares may be lower than 5.75%, based on the combined market value of:

o    your current investment in this Fund,

o    your previous investment in this Fund, and

o investments you and your primary household group have made in other American Express mutual funds that have a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. For purposes of this policy, domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) AXP Tax-Free Money Fund and Class A shares of AXP Cash Management Fund do not have sales charges.

Other Class A sales charge policies

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar group, may be added together to reduce sales charges for all shares purchased through that plan, and

o if you intend to invest more than $50,000 over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent. If purchasing shares in a brokerage account or through a third party, you must request the reduced sales charge when you buy shares. For more details, please contact your financial advisor or see the SAI.

Waivers of the sales charge for Class A shares

Sales charges do not apply to:

o current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.

o current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

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14p   --   AXP SMALL COMPANY INDEX FUND   --   2003 PROSPECTUS

o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.

o investors who have a business relationship with a newly associated financial advisor who joined the Distributor from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with the Distributor, (2) the purchase is made with proceeds of shares sold that were sponsored by the financial advisor's previous broker-dealer, and (3) the proceeds are the result of a sale of an equal or greater value where a sales load was assessed.

o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.

o shareholders who have at least $1 million in American Express mutual funds. Until further notice, the sales charge does not apply to shareholders who have at least $500,000 in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged. During that year, the CDSC will be waived only in the circumstances described for waivers for Class B and Class C shares.

o purchases made within 90 days after a sale of shares (up to the amount sold):

     o of American Express mutual funds in a qualified plan subject to a deferred sales charge, or

     o in a qualified plan or account where American Express Trust Company has a recordkeeping, trustee, investment management, or investment servicing relationship.

     Send the Fund a written request along with your payment, indicating the date and the amount of the sale.

o    purchases made:

     o with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund,

     o through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,

     o    within the University of Texas System ORP,

     o within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

     o    within the University of Massachusetts After-Tax Savings Program, or

     o through or under a subsidiary of AEFC offering Personal Trust Services' Asset-Based pricing alternative.

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

--------------------------------------------------------------------------------
15p   --   AXP SMALL COMPANY INDEX FUND   --   2003 PROSPECTUS

Class B -- contingent deferred sales charge (CDSC) alternative

A CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

If the sale is made during the:                   The CDSC percentage rate is:
First year                                                    5%
Second year                                                   4%
Third year                                                    4%
Fourth year                                                   3%
Fifth year                                                    2%
Sixth year                                                    1%
Seventh year                                                  0%

If the amount you are selling causes the value of your investment in Class B shares to fall below the cost of the shares you have purchased during the last six years including the current year, the CDSC is based on the lower of the cost of those shares purchased or market value.

Example

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains. In addition, the CDSC rate on your sale will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

The CDSC on Class B shares will be waived on sales of shares:

o    in the event of the shareholder's death,

o    held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

     o    at least 59 1/2 years old and

     o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) or

     o    selling  under  an  approved   substantially  equal  periodic  payment
          arrangement.

--------------------------------------------------------------------------------
16p   --   AXP SMALL COMPANY INDEX FUND   --   2003 PROSPECTUS

EXCHANGING/SELLING SHARES

Exchanges

You can exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order.

The Fund does not permit market-timing. Do not invest in the Fund if you are a market timer.

Excessive trading (market-timing) or other abusive short-term trading practices may disrupt portfolio management strategies, harm performance and increase fund expenses.

To prevent abuse or adverse effects on the Fund and its shareholders, AECSC and the Fund reserve the right to reject any purchase orders, including exchanges, limit the amount, modify or discontinue the exchange privilege, or charge a fee to any investor we believe has a history of abusive trading or whose trading, in our judgement has been disruptive to the Fund. For example, we may exercise these rights if exchanges are too numerous or too large.

Other exchange policies:

o    Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o    Once we receive your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until AECSC receives written approval from the secured party.

Selling Shares

You can sell your shares at any time. The payment will be mailed within seven days after accepting your request.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is accepted by the Fund, minus any applicable CDSC.

You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 90 days of the date your sale request was received and include your account number. This privilege may be limited or withdrawn at any time and may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

--------------------------------------------------------------------------------
17p   --   AXP SMALL COMPANY INDEX FUND   --   2003 PROSPECTUS

To sell or exchange shares held through an American Express Brokerage Account or with entities other than American Express Financial Advisors, please consult your selling agent. The following section explains how you can exchange or sell shares held with American Express Financial Advisors.

Requests to sell shares of the Fund are not allowed within 30 days of a telephoned-in address change.

Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. Payment may be made earlier if your bank provides evidence satisfactory to the Fund and AECSC that your check has cleared.

Two ways to request an exchange or sale of shares

1 By letter

Include in your letter:

o    the name of the fund(s),

o    the class of shares to be exchanged or sold,

o your mutual fund account number(s) (for exchanges, both funds must be registered in the same ownership),

o    your Social Security number or Employer Identification number,

o    the dollar amount or number of shares you want to exchange or sell,

o signature(s) of registered account owner(s) (All signatures may be required. Contact AECSC for more information.),

o    for sales, indicate how you want your money delivered to you, and

o    any paper certificates of shares you hold.

Regular or express mail:
American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

--------------------------------------------------------------------------------
18p   --   AXP SMALL COMPANY INDEX FUND   --   2003 PROSPECTUS

2 By telephone

American Express Client Service Corporation
Telephone Transaction Service
(800) 437-3133

o The Fund and AECSC will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing AECSC. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o    Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:       $100

Maximum sale amount:       $100,000

Four ways to receive payment when you sell shares

1 By regular or express mail

o    Mailed to the address on record.

o    Payable to names listed on the account.

o The express mail delivery charges you pay will vary depending on the courier you select.

2 By electronic funds transfer (EFT or ACH)

o    Minimum redemption: $100.

o    Funds are deposited electronically into your bank account.

o    No charge.

o Bank account must be in the same ownership as the American Express mutual fund account.

o    Allow two to five business days from request to deposit.

o Pre-authorization required. For instructions, contact your financial advisor or AECSC.

3 By wire

o    Minimum redemption: $1,000.

o    Funds are wired electronically into your bank account.

o    Applicable wire charges will vary depending on service provided.

o Bank account must be in the same ownership as the American Express mutual fund account.

o    Allow one to two business days from request to deposit for domestic wires.

o Pre-authorization required. For instructions, contact your financial advisor or AECSC.

--------------------------------------------------------------------------------
19p   --   AXP SMALL COMPANY INDEX FUND   --   2003 PROSPECTUS

4 By scheduled payout plan

o    Minimum payment: $50.

o Contact your financial advisor or AECSC to set up regular payments on a monthly, bimonthly, quarterly, semiannual or annual basis.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to you as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions. As a result of the Fund's goal and investment strategies, distributions from the Fund may consist of a significant amount of capital gains.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o    you request distributions in cash, or

o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

--------------------------------------------------------------------------------
20p   --   AXP SMALL COMPANY INDEX FUND   --   2003 PROSPECTUS

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

Financial Highlights


Class A
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                       2003       2002       2001       2000       1999
Net asset value, beginning of period                             $ 6.35      $6.50      $6.30      $6.11      $6.47
Income from investment operations:
Net investment income (loss)                                         --       (.01)        --       (.01)        --
Net gains (losses) (both realized and unrealized)                 (1.21)       .13       1.07        .58       (.12)
Total from investment operations                                  (1.21)       .12       1.07        .57       (.12)
Less distributions:
Distributions from realized gains                                    --       (.27)      (.87)      (.38)      (.24)
Net asset value, end of period                                   $ 5.14      $6.35      $6.50      $6.30      $6.11

Ratios/supplemental data
Net assets, end of period (in millions)                            $583       $705       $668       $608       $596
Ratio of expenses to average daily net assets(b)                   .98%       .96%       .87%       .97%       .94%
Ratio of net investment income (loss)
  to average daily net assets                                     (.13%)     (.12%)     (.08%)     (.11%)     (.02%)
Portfolio turnover rate (excluding short-term securities)           16%        20%        44%        30%        29%
Total return(c)                                                 (19.06%)     1.98%     18.79%      9.41%     (1.69%)

See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
21p   --   AXP SMALL COMPANY INDEX FUND   --   2003 PROSPECTUS

Class B
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                       2003       2002       2001       2000       1999
Net asset value, beginning of period                             $ 6.04      $6.25      $6.13      $6.00      $6.40
Income from investment operations:
Net investment income (loss)                                       (.04)      (.05)      (.05)      (.05)      (.04)
Net gains (losses) (both realized and unrealized)                 (1.15)       .11       1.04        .56       (.12)
Total from investment operations                                  (1.19)       .06        .99        .51       (.16)
Less distributions:
Distributions from realized gains                                    --       (.27)      (.87)      (.38)      (.24)
Net asset value, end of period                                   $ 4.85      $6.04      $6.25      $6.13      $6.00

Ratios/supplemental data
Net assets, end of period (in millions)                            $370       $455       $436       $392       $371
Ratio of expenses to average daily net assets(b)                  1.75%      1.72%      1.63%      1.73%      1.70%
Ratio of net investment income (loss)
  to average daily net assets                                    (.90%)     (.88%)     (.84%)     (.87%)     (.79%)
Portfolio turnover rate (excluding short-term securities)           16%        20%        44%        30%        29%
Total return(c)                                                 (19.70%)     1.09%     18.01%      8.55%     (2.42%)

See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
22p   --   AXP SMALL COMPANY INDEX FUND   --   2003 PROSPECTUS

Class Y
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                       2003       2002       2001       2000       1999
Net asset value, beginning of period                             $ 6.40      $6.54      $6.32      $6.12      $6.47
Income from investment operations:
Net investment income (loss)                                         --         --        .01         --         --
Net gains (losses) (both realized and unrealized)                 (1.21)       .13       1.08        .58       (.11)
Total from investment operations                                  (1.21)       .13       1.09        .58       (.11)
Less distributions:
Distributions from realized gains                                    --       (.27)      (.87)      (.38)      (.24)
Net asset value, end of period                                   $ 5.19      $6.40      $6.54      $6.32      $6.12

Ratios/supplemental data
Net assets, end of period (in millions)                             $10         $8         $8         $3         $2
Ratio of expenses to average daily net assets(b)                   .82%       .79%       .71%       .81%       .87%
Ratio of net investment income (loss)
  to average daily net assets                                      .04%       .05%       .09%       .03%       .06%
Portfolio turnover rate (excluding short-term securities)           16%        20%        44%        30%        29%
Total return(c)                                                 (18.91%)     2.12%     19.04%      9.54%     (1.61%)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

The information in these tables has been audited by KPMG LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.


--------------------------------------------------------------------------------
23p   --   AXP SMALL COMPANY INDEX FUND   --   2003 PROSPECTUS

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report, contact your selling agent or American Express Client Service Corporation.

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852
Web site address:
americanexpress.com

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-5897

Ticker Symbol
Class A: ISIAX    Class B:ISIBX     Class Y:ISCYX

                                                              S-6357-99 L (4/03)

                           AXP(R) MARKET ADVANTAGE SERIES, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                        AXP(R) BLUE CHIP ADVANTAGE FUND (the Fund)


                                  APRIL 1, 2003


This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained from your financial advisor or by writing to American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474 or by calling
(800) 862-7919.

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.

Table of Contents

Mutual Fund Checklist                                                   p.  3

Fundamental Investment Policies                                         p.  4

Investment Strategies and Types of Investments                          p.  5

Information Regarding Risks and Investment Strategies                   p.  6

Security Transactions                                                   p. 22

Brokerage Commissions Paid to Brokers Affiliated with
   American Express Financial Corporation                               p. 24

Performance Information                                                 p. 25

Valuing Fund Shares                                                     p. 26

Investing in the Fund                                                   p. 26

Selling Shares                                                          p. 29

Pay-out Plans                                                           p. 29


Capital Loss Carryover                                                  p. 30


Taxes                                                                   p. 30

Agreements                                                              p. 31

Organizational Information                                              p. 34

Board Members and Officers                                              p. 38


Independent Auditors                                                    p. 41


Appendix: Description of Ratings                                        p. 42

--------------------------------------------------------------------------------
2   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP BLUE CHIP ADVANTAGE FUND

Mutual Fund Checklist

       [X] Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.

       [X] Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.

       [X]    A higher rate of return typically involves a higher risk of loss.

       [X] Past performance is not a reliable indicator of future performance.

       [X]    ALL mutual funds have costs that lower investment return.

       [X] You can buy some mutual funds by contacting them directly. Others, like this one, are sold mainly through brokers, banks, financial planners, or insurance agents. If you buy through these financial professionals, you generally will pay a sales charge.

       [X] Shop around. Compare a mutual fund with others of the same type before you buy.

OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING

Develop a Financial Plan

Have a plan -- even a simple plan can help you take control of your financial future. Review your plan with your advisor at least once a year or more frequently if your circumstances change.

Dollar-Cost Averaging

An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.

Dollar-cost averaging

Regular                     Market price                      Shares
investment                  of a share                       acquired
 $100                           $ 6.00                         16.7
  100                             4.00                         25.0
  100                             4.00                         25.0
  100                             6.00                         16.7
  100                             5.00                         20.0
 $500                           $25.00                        103.4

Average market price of a share over 5 periods:   $5.00 ($25.00 divided by 5)

The average price you paid for each share:        $4.84 ($500 divided by 103.4)

Diversify

Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

Understand Your Investment

Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.

--------------------------------------------------------------------------------
3   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP BLUE CHIP ADVANTAGE FUND

Fundamental Investment Policies

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o    Lend Fund securities in excess of 30% of its net assets.

o Make a loan of any part of its assets to American Express Financial Corporation (AEFC), to the board members and officers of AEFC or to its own board members and officers.

Except for the fundamental investment policies listed above, the other investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

--------------------------------------------------------------------------------
4   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP BLUE CHIP ADVANTAGE FUND

Investment Strategies and Types of Investments

This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

Investment strategies and types of investments         Allowable for the Fund?
Agency and Government Securities                                 yes
Borrowing                                                        yes
Cash/Money Market Instruments                                    yes
Collateralized Bond Obligations                                  yes
Commercial Paper                                                 yes
Common Stock                                                     yes
Convertible Securities                                           yes
Corporate Bonds                                                  yes
Debt Obligations                                                 yes
Depositary Receipts                                              yes
Derivative Instruments (including Options and Futures)           yes
Foreign Currency Transactions                                    yes
Foreign Securities                                               yes
High-Yield (High-Risk) Securities (Junk Bonds)                   no*
Illiquid and Restricted Securities                               yes
Indexed Securities                                               yes
Inverse Floaters                                                 no
Investment Companies                                             yes
Lending of Portfolio Securities                                  yes
Loan Participations                                              yes
Mortgage- and Asset-Backed Securities                            no
Mortgage Dollar Rolls                                            no
Municipal Obligations                                            yes
Preferred Stock                                                  yes
Real Estate Investment Trusts                                    yes
Repurchase Agreements                                            yes
Reverse Repurchase Agreements                                    yes
Short Sales                                                      no
Sovereign Debt                                                   yes
Structured Products                                              yes
Swap Agreements                                                  no
Variable- or Floating-Rate Securities                            yes
Warrants                                                         yes
When-Issued Securities and Forward Commitments                   yes
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities             yes

* The Fund may hold bonds that are downgraded to junk bond status, if the bonds were rated investment grade at the time of purchase.

--------------------------------------------------------------------------------
5   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP BLUE CHIP ADVANTAGE FUND

The following are guidelines that may be changed by the board at any time:

o Under normal market conditions, at least 80% of the Fund's net assets are invested in blue chip stocks. Blue chip stocks are issued by companies with a market capitalization of at least $1 billion, an established management, a history of consistent earnings and a leading position within their respective industries. The Fund will provide shareholders with at least 60 days notice of any change in the 80% policy.

o The Fund may invest up to 20% of its total assets in foreign investments included in the market index.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in stock index futures contracts.

o    The Fund will not invest in a company to control or manage it.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

o Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

Information Regarding Risks and Investment Strategies

RISKS

The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with the Fund at any time (for a description of principal risks, please see the prospectus):

Call/Prepayment Risk

The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to "reinvestment risk."

Company Risk

The prospects for a company may vary because of a variety of factors, including the success of the company, disappointing earnings, or changes in the competitive environment. As a result, the success of the companies in which the Fund invests will affect the Fund's performance.

Correlation Risk

The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Event Risk

Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

--------------------------------------------------------------------------------
6   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP BLUE CHIP ADVANTAGE FUND

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation Risk

Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk

Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk

Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk

The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk

The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

--------------------------------------------------------------------------------
7   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP BLUE CHIP ADVANTAGE FUND

Small Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

INVESTMENT STRATEGIES

The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section entitled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities

The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA) are guaranteed by the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments.

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, FHLMC, FNMA, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

The Fund may borrow money for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments -- money that is left

--------------------------------------------------------------------------------
8   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP BLUE CHIP ADVANTAGE FUND
over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Management Risk, Market Risk, and Small Company Risk.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities (Junk Bonds).)

Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

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Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities (Junk Bonds).)

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts

Some foreign securities are traded in the form of American Depositary Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

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Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to

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close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.

Tax Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contracts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the Fund is using short futures contracts for hedging purposes, the Fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

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Foreign Currency Transactions

Investments in foreign countries usually involve currencies of foreign countries. In addition, the Fund may hold cash and cash-equivalent investments in foreign currencies. As a result, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. The Fund conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. (See also Derivative Instruments). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

The Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund also may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may change in relationship to another currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitments on such contracts.

At maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Fund's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

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Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options on Foreign Currencies. The Fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, the Fund may buy put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities the Fund plans to buy, the Fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

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Foreign Currency Futures and Related Options. The Fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund's investments denominated in that currency over time.

The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

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Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

High-Yield (High-Risk) Securities (Junk Bonds)

High yield (high-risk) securities are sometimes referred to as "junk bonds." They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

Illiquid and Restricted Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

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Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inverse Floaters

Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies

The Fund may invest in securities issued by registered and unregistered investment companies. These investments may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Management Risk and Market Risk.

Lending of Portfolio Securities

The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

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Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

Municipal Obligations

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks

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than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Issuer Risk, Management Risk, and Market Risk.

Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

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Short Sales

With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

Sovereign Debt

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.) With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk, Foreign/Emerging Markets Risk, and Management Risk.

Structured Products

Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured products include: Credit Risk, Liquidity Risk, and Management Risk.

Swap Agreements

Swap agreements obligate one party to make payments to the other party based on the change in the market value of an index or other asset. In return, the other party agrees to make payments to the first party based on the return of another index or asset. Swap agreements entail the risk that a party will default on its payment obligations.

Interest Rate Swaps. Interest rate swap agreements are used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. Swaps also may protect against changes in the price of securities that an investor anticipates buying or selling at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined notional amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments.

Swap agreements are usually entered into at a zero net market value of the swap agreement commitments. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty to the other.

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Swap agreements may include embedded interest rate caps, floor and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. The Fund will enter into interest rate swap agreements only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the Advisor. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one NRSRO at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, the Fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

Currency Swaps. Currency swaps are similar to interest rate swaps, except that they involve currencies instead of interest rates.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Liquidity Risk, Credit Risk and Correlation Risk.

Variable- or Floating-Rate Securities

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.

When-Issued Securities and Forward Commitments

When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, the Fund may lose the opportunity to obtain a price and yield considered to be advantageous.

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Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk and Management Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk, Interest Rate Risk, and Management Risk.

Security Transactions

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. The description of policies and procedures in this section also applies to any Fund subadviser. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

The Fund, AEFC, any subadviser and American Express Financial Advisors Inc. (the Distributor) each have a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund.

The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and the other American Express mutual funds for which it acts as investment manager.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

--------------------------------------------------------------------------------
22   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP BLUE CHIP ADVANTAGE FUND

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all American Express mutual funds even though it is not possible to relate the benefits to any particular fund.

Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution. On occasion, the Fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.


The Fund paid total brokerage commissions of $3,868,493 for fiscal year ended Jan. 31, 2003, $6,955,866 for fiscal year 2002, and $8,140,683 for fiscal year
2001. Substantially all firms through whom transactions were executed provide research services.

No transactions were directed to brokers because of research services they provided to the Fund.

As of the end of the most recent fiscal year, the Fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:

                                                      Value of securities
Name of issuer                                     owned at end of fiscal year
Bank of America                                           $25,042,875
FleetBoston Financial                                       6,125,406
J.P. Morgan Chase                                           7,737,210
Morgan Stanley                                              6,204,230
Citigroup                                                  33,754,284

The portfolio turnover rate was 104% in the most recent fiscal year, and 135% in the year before. Higher turnover rates may result in higher brokerage expenses and taxes.


--------------------------------------------------------------------------------
23   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP BLUE CHIP ADVANTAGE FUND

Brokerage Commissions Paid to Brokers Affiliated with American Express Financial Corporation

Affiliates of American Express Company (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.


Information about brokerage commissions paid by the Fund for the last three fiscal years to brokers affiliated with AEFC is contained in the following table:

As of the end of fiscal year                                 2003                               2002              2001
                                                                           Percent of
                                                                        aggregate dollar
                                                                            amount of
                                       Aggregate dollar   Percent of      transactions     Aggregate dollar   Aggregate dollar
                                           amount of       aggregate        involving          amount of          amount of
                         Nature of        commissions      brokerage       payment of         commissions        commissions
Broker                  affiliation     paid to broker    commissions      commissions      paid to broker     paid to broker
American Enterprise     Wholly-owned         $0              0%                0%             $23,611           $196,829
Investment              subsidiary of
Services Inc.           AEFC



--------------------------------------------------------------------------------
24   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP BLUE CHIP ADVANTAGE FUND

Performance Information

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations, if applicable, used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

AVERAGE ANNUAL TOTAL RETURN

The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        P(1 + T)(to the power of n) = ERV

where:                  P = a hypothetical initial payment of $1,000

                        T = average annual total return

                        n = number of years

                      ERV = ending redeemable value of a hypothetical $1,000
                            payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

AGGREGATE TOTAL RETURN

The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                     ERV - P
                                 -------------
                                        P

where:                  P = a hypothetical initial payment of $1,000

                      ERV = ending redeemable value of a hypothetical $1,000
                            payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

The total return of the S&P 500 is calculated by several sources. The Fund will use the total return as calculated by Standard & Poor's Corporation (S&P) to measure the U.S. stock market. The total return is calculated by adding dividend income to price appreciation. For periods after 1987, total return on the S&P 500 is determined by reinvesting cash dividends paid on stocks on the ex-dividend date - that is, the date on or after which a sale of stock does not carry with it the right to a dividend already declared. For periods before 1988, S&P calculated total return by compiling actual dividends on a quarterly basis and assumed they were reinvested as of the end of a particular quarter. S&P also makes adjustments for special dividends, such as stock dividends. The percentage changes for the indexes other than the S&P 500 reflect reinvestment of all distributions on a quarterly basis and changes in market prices. The percentage changes for all the indexes exclude brokerage commissions or other fees. By comparison, the Fund will incur such fees and other expenses.

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service. The Fund also may compare its performance to a wide variety of indexes or averages. There are similarities and differences between the investments that the Fund may purchase and the investments measured by the indexes or averages and the composition of the indexes or averages will differ from that of the Fund.

Ibbotson Associates provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios.

The Fund may quote various measures of volatility in advertising. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark.

The Distributor may provide information designed to help individuals understand their investment goals and explore various financial strategies. Materials may include discussions of asset allocation, retirement investing, brokerage products and services, model portfolios, saving for college or other goals, and charitable giving.

--------------------------------------------------------------------------------
25   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP BLUE CHIP ADVANTAGE FUND

Valuing Fund Shares

As of the end of the most recent fiscal year, the computation looked like this:


                         Net assets                           Shares outstanding                  Net asset value of one share
Class A                $851,734,412        divided by            141,214,574           equals                   $6.03
Class B                 567,569,527                               96,629,896                                     5.87
Class C                   4,045,423                                  690,661                                     5.86
Class Y                 124,497,416                               20,599,647                                     6.04


In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.

o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

o Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

Investing in the Fund

SALES CHARGE

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the CDSC and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of the Fund.


Shares of the Fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B, Class C and Class Y, there is no initial sales charge so the public offering price is the same as the NAV. Using the sales charge schedule in the table below, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal year, was determined by dividing the NAV of one share, $6.03, by 0.9425 (1.00 - 0.0575) for a maximum 5.75% sales charge for a public offering price of $6.40. The sales charge is paid to the Distributor by the person buying the shares.


--------------------------------------------------------------------------------
26   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP BLUE CHIP ADVANTAGE FUND

Class A -- Calculation of the Sales Charge

Sales charges are determined as follows:

                                    Sales charge as a percentage of:
Total market value        Public offering price         Net amount invested
Up to $49,999                        5.75%                         6.10%
$50,000-$99,999                      4.75                          4.99
$100,000-$249,999                    3.75                          3.90
$250,000-$499,999                    2.50                          2.56
$500,000-$999,999                    2.00*                         2.04*
$1,000,000 or more                   0.00                          0.00

* The sales charge will be waived until further notice.

The initial sales charge is waived for certain qualified plans. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The Fund will waive the deferred sales charge on certain redemptions if the redemption is a result of a participant's death, disability, retirement, attaining age 591/2, loans, or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge

                                           Number of participants
Total plan assets                    1-99                         100 or more
Less than $1 million                  4%                              0%
$1 million or more                    0%                              0%

Class A -- Reducing the Sales Charge

The market value of your investments in the Fund determines your sales charge. For example, suppose you have made an investment that now has a value of $20,000 and you later decide to invest $40,000 more. The value of your investments would be $60,000. As a result, your $40,000 investment qualifies for the lower 4.75% sales charge that applies to investments of more than $50,000 and up to $100,000. If you qualify for a reduced sales charge and purchase shares through different channels (for example, in a brokerage account and also directly from the Fund), you must inform the Distributor of your total holdings when placing any purchase orders.

Class A -- Letter of Intent (LOI)

If you intend to invest more than $50,000 over a period of time, you can reduce the sales charge in Class A by filing a LOI and committing to invest a certain amount. The agreement can start at any time and you will have up to 13 months to fulfill your commitment. The LOI start date can be backdated by up to 90 days. Your holdings in American Express mutual funds acquired more than 90 days before receipt of your signed LOI in the home office will not be counted towards the completion of the LOI. Your investments will be charged the sales charge that applies to the amount you have committed to invest. Five percent of the commitment amount will be placed in escrow. If your commitment amount is reached within the 13-month period, the LOI will end and the shares will be released from escrow. Once the LOI has ended, future sales charges will be determined by the total value of the new investment combined with the market value of the existing American Express mutual fund investments. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of American Express mutual funds other than Class A; purchases in American Express mutual funds held within a wrap product; and purchases of AXP Cash Management Fund and AXP Tax-Free Money Fund unless they are subsequently exchanged to Class A shares of an American Express mutual fund within the 13 month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares in an American Express brokerage account or through a third party, you must inform the Distributor about the LOI when placing any purchase orders during the period of the LOI.

--------------------------------------------------------------------------------
27   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP BLUE CHIP ADVANTAGE FUND

Class Y Shares

Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:

o    Qualified employee benefit plans* if the plan:

     o uses a daily transfer recordkeeping service offering participants daily access to American Express mutual funds and has

          o    at least $10 million in plan assets or

          o    500 or more participants; or

     o    does not use daily transfer recordkeeping and has

          o    at least $3 million invested in American Express mutual funds or

          o    500 or more participants.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These institutions must have at least $10 million in American Express mutual funds.

o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.

o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

* Eligibility must be determined in advance. To do so, contact your financial advisor.

SYSTEMATIC INVESTMENT PROGRAMS

After you make your initial investment of $100 or more, you must make additional payments of $100 or more on at least a monthly basis until your balance reaches $2,000. These minimums do not apply to all systematic investment programs. You decide how often to make payments -- monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time.

AUTOMATIC DIRECTED DIVIDENDS

Dividends, including capital gain distributions, paid by another American Express mutual fund may be used to automatically purchase shares in the same class of this Fund. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another American Express mutual fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

o Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;

o Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse); and

o Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REJECTION OF BUSINESS

The Fund or AECSC reserves the right to reject any business, in its sole discretion.

--------------------------------------------------------------------------------
28   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP BLUE CHIP ADVANTAGE FUND

Selling Shares

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the prospectus.

During an emergency, the board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

Pay-out Plans

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your selling agent or write American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474, or call (800) 437-3133. Your authorization must be received at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.

--------------------------------------------------------------------------------
29   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP BLUE CHIP ADVANTAGE FUND

Capital Loss Carryover

For federal income tax purposes, the Fund had total capital loss carryovers of $1,038,694,670 at the end of the most recent fiscal year, that if not offset by subsequent capital gains will expire as follows:

                            2010             2011             2012
                        $574,177,366    $388,591,595      $75,925,709

It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.


Taxes

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

For example

You purchase 100 shares of one fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase into a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $157.50 gain ($1,100.00 - $942.50). You can include the $57.50 sales load in the basis of your shares in the second fund.

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 5.75% ($115) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.


Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities. For the most recent fiscal year, 100% of the Fund's net investment income dividends qualified for the corporate deduction.


The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by the Fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the Fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders' federal income taxes. If the election is filed, the Fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable. A special 28% rate on capital gains may apply to sales of precious metals, if any, owned directly by the Fund. A special 25% rate on capital gains may apply to investments in REITs.

--------------------------------------------------------------------------------
30   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP BLUE CHIP ADVANTAGE FUND

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

The Internal Revenue Code imposes two asset diversification rules that apply to the Fund as of the close of each quarter. First, as to 50% of its holdings, the Fund may hold no more than 5% of its assets in securities of one issuer and no more than 10% of any one issuer's outstanding voting securities. Second, the Fund cannot have more than 25% of its assets in any one issuer.

For purposes of the excise tax distributions, "section 988" ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the Fund as of the later of (1) the date the share became ex-dividend or (2) the date the Fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the Fund, this rule may cause the Fund to pay income to its shareholders that it has not actually received. To the extent that the dividend is never received, the Fund will take a loss at the time that a determination is made that the dividend will not be received.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to Fund distributions.

Agreements

INVESTMENT MANAGEMENT SERVICES AGREEMENT

AEFC, a wholly-owned subsidiary of American Express Company, is the investment manager for the Fund. Under the Investment Management Services Agreement, AEFC, subject to the policies set by the board, provides investment management services.

For its services, AEFC is paid a fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee.

Assets (billions)                     Annual rate at each asset level
First   $0.25                                       0.540%
Next     0.25                                       0.515
Next     0.25                                       0.490
Next     0.25                                       0.465
Next     1.00                                       0.440
Next     1.00                                       0.410
Next     3.00                                       0.380
Over     6.00                                       0.350


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.480% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding business day.


--------------------------------------------------------------------------------
31   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP BLUE CHIP ADVANTAGE FUND

Before the fee based on the asset charge is paid, it is adjusted for investment performance. The adjustment, determined monthly, will be determined by measuring the percentage difference over a rolling 12-month period between the performance of one Class A share of the Fund and the change in the Lipper Large-Cap Core Funds Index (Index). The performance difference is then used to determine the adjustment rate. Beginning on Dec. 1, 2002, the adjustment rate, computed to five decimal places, is determined in accordance with the following table:

Performance
difference        Adjustment rate

0.00%-0.50%       0

0.50%-1.00%       6 basis points times the performance difference over 0.50%
                  (maximum of 3 basis points if a 1% performance difference)

1.00%-2.00%       3 basis points, plus 3 basis points times the performance
                  difference over 1.00% (maximum 6 basis points if a 2% performance difference)

2.00%-4.00%       6 basis points, plus 2 basis points times the performance
                  difference over 2.00% (maximum 10 basis points if a 4% performance difference)

4.00%-6.00%       10 basis points, plus 1 basis point times the performance
                  difference over 4.00% (maximum 12 basis points if a 6% performance difference)

6.00% or more     12 basis points

For example, if the performance difference is 2.38%, the adjustment rate is
0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the Fund is 0.00120 per year. Where the Fund's Class A performance exceeds that of the Index, the fee paid to AEFC will increase. Where the performance of the Index exceeds the performance of the Fund's Class A shares, the fee paid to AEFC will decrease.

For a period of six months beginning Dec. 1, 2002, the adjustment will be calculated based on the lesser of the amount due under the new adjustment or under the adjustment used prior to Dec. 1, 2002. Prior to Dec. 1, 2002, the adjustment, determined monthly, was calculated using the percentage point difference between the change in the net asset value of one Class A share of the Fund and the change in the Index. One percentage point was subtracted from the calculation to help assure that incentive adjustments were attributable to AEFC's management abilities rather than random fluctuations and the result multiplied by 0.01%. That number was multiplied times the Fund's average net assets for the comparison period and then divided by the number of months in the comparison period to determine the monthly adjustment.


The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed. The adjustment decreased the fee by $495,250 for fiscal year 2003.

The management fee is paid monthly. Under the agreement, the total amount paid was $9,411,815 for fiscal year 2003, $13,295,269 for fiscal year 2002, and $18,296,636 for fiscal year 2001.

Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; postage of confirmations except purchase confirmations; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by the Fund, approved by the board. Under the agreement, nonadvisory expenses, net of earnings credits, paid by the Fund were $766,040 for fiscal year 2003, $735,762 for fiscal year 2002, and $923,004 for fiscal year 2001.


Basis for board approving the investment advisory contract

Based on its work throughout the year and detailed analysis by the Contracts Committee of reports provided by AEFC, the independent board members determined to renew the Investment Management Services Agreement and Subadvisory Agreements (where applicable) based on:

o tangible steps AEFC has taken to improve the competitive ranking and consistency of the investment performance of the Fund, including changes in leadership, portfolio managers, compensation structures, and the implementation of management practices,

o continued commitment to expand the range of investment options that it offers investors, through repositioning existing funds and creating new funds,

o consistent effort to provide a management structure that imposes disciplines that ensure adherence to stated management style and expected risk characteristics,

o additional time needed to evaluate the efficacy of the new AEFC management structure that has produced improved performance results in the short term,

o benefit of economy of scale that results from the graduated fee structure and the reasonableness of fees in light of the fees paid by similar funds in the industry,

--------------------------------------------------------------------------------
32   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP BLUE CHIP ADVANTAGE FUND

o competitive total expenses that are either at or only slightly above the median expenses of a group of comparable funds based on a report prepared by Lipper Inc., and

o    reasonable level of AEFC's profitability from its mutual fund operations.

ADMINISTRATIVE SERVICES AGREEMENT

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

Assets (billions)                       Annual rate at each asset level

First   $0.25                                       0.040%
Next     0.25                                       0.035
Next     0.25                                       0.030
Next     0.25                                       0.025
Over     1.00                                       0.020


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.028% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding business day. Under the agreement, the Fund paid fees of $587,696 for fiscal year 2003, $839,722 for fiscal year 2002, and $1,072,481 for fiscal year 2001.


Third parties with which AEFC contracts to provide services for the Fund or its shareholders may pay a fee to AEFC to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases nor reduces fees or expenses paid by shareholders of the Fund.

TRANSFER AGENCY AGREEMENT

The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A is $19 per year, for Class B is $20 per year, for Class C is $19.50 per year and for Class Y is $17 per year. The fees paid to AECSC may be changed by the board without shareholder approval.

DISTRIBUTION AGREEMENT

American Express Financial Advisors Inc. is the Fund's principal underwriter (the Distributor). The Fund's shares are offered on a continuous basis.


Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to the Distributor daily. These charges amounted to $2,328,044 for fiscal year 2003. After paying commissions to personal financial advisors, and other expenses, the amount retained was $1,052,379. The amounts were $4,197,241 and $1,456,326 for fiscal year 2002, and $8,345,221 and $1,536,453 for fiscal year 2001.


Part of the sales charge may be paid to selling dealers who have agreements with the Distributor. The Distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

SHAREHOLDER SERVICE AGREEMENT

With respect to Class Y shares, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of average daily net assets.

PLAN AND AGREEMENT OF DISTRIBUTION

For Class A, Class B and Class C shares, to help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, the Fund and the Distributor entered into a Plan and Agreement of Distribution (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a fee up to actual expenses incurred at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares. Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material change to expenses charged under the Class A plan.

--------------------------------------------------------------------------------
33   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP BLUE CHIP ADVANTAGE FUND

Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of Class A, Class B and Class C shares; and overhead appropriately allocated to the sale of Class A, Class B and Class C shares. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the American Express mutual funds.


The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the most recent fiscal year, the Fund paid fees of $2,869,500 for Class A shares, $7,755,749 for Class B shares and $46,784 for Class C shares. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.


CUSTODIAN AGREEMENT

The Fund's securities and cash are held by American Express Trust Company, 200 AXP Financial Center, Minneapolis, MN 55474, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

Organizational Information

The Fund is an open-end management investment company. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS

As a shareholder in the Fund, you have voting rights over the Fund's management and fundamental policies. You are entitled to vote based on your total dollar interest in the Fund. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members. This means that you have as many votes as the dollar amount you own, including the fractional amount, multiplied by the number of members to be elected.

DIVIDEND RIGHTS

Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

AMERICAN EXPRESS FINANCIAL CORPORATION

AEFC has been a provider of financial services since 1894. Its family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.


In addition to managing assets of more than $62 billion for the American Express Funds, AEFC manages investments for itself and its subsidiaries, American Express Certificate Company and IDS Life Insurance Company. Total assets owned and managed as of the end of the most recent fiscal year were more than $193 billion.

The Distributor serves individuals and businesses through its nationwide network of more than 600 supervisory offices, more than 3,800 branch offices and more than 10,300 financial advisors.


--------------------------------------------------------------------------------
34   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP BLUE CHIP ADVANTAGE FUND

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS

                                                               Date of              Form of         State of    Fiscal
Fund                                                         organization         organization    organization year end  Diversified
AXP(R) California Tax-Exempt Trust                                  4/7/86       Business Trust(2)       MA      6/30
   AXP(R) California Tax-Exempt Fund                                                                                         No
AXP(R) Dimensions Series, Inc.(4)                         2/20/68, 6/13/86(1)       Corporation       NV/MN      7/31
   AXP(R) Growth Dimensions Fund                                                                                            Yes
   AXP(R) New Dimensions Fund                                                                                               Yes
AXP(R) Discovery Series, Inc.(4)                          4/29/81, 6/13/86(1)       Corporation       NV/MN      7/31
   AXP(R) Discovery Fund                                                                                                    Yes
AXP(R) Equity Series, Inc.(4)                             3/18/57, 6/13/86(1)       Corporation       NV/MN     11/30
   AXP(R) Equity Select Fund                                                                                                Yes
AXP(R) Fixed Income Series, Inc.(4)                       6/27/74, 6/31/86(1)       Corporation       NV/MN      8/31
   AXP(R) Bond Fund                                                                                                         Yes
AXP(R) Global Series, Inc.                                        10/28/88          Corporation          MN     10/31
   AXP(R) Emerging Markets Fund                                                                                             Yes
   AXP(R) Global Balanced Fund                                                                                              Yes
   AXP(R) Global Bond Fund                                                                                                   No
   AXP(R) Global Growth Fund                                                                                                Yes
   AXP(R) Global Technology Fund(3)                                                                                          No
AXP(R) Government Income Series, Inc.(4)                           3/12/85          Corporation          MN      5/31
   AXP(R) Federal Income Fund                                                                                               Yes
   AXP(R) U.S. Government Mortgage Fund                                                                                     Yes
AXP(R) Growth Series, Inc.                                5/21/70, 6/13/86(1)       Corporation       NV/MN      7/31
   AXP(R) Growth Fund                                                                                                       Yes
   AXP(R) Large Cap Equity Fund                                                                                             Yes
   AXP(R) Large Cap Value Fund                                                                                              Yes
   AXP(R) Research Opportunities Fund                                                                                       Yes
AXP(R) High Yield Income Series, Inc.(4)                           8/17/83          Corporation          MN      5/31
   AXP(R) Extra Income Fund                                                                                                 Yes
AXP(R) High Yield Tax-Exempt Series, Inc.(4)             12/21/78, 6/13/86(1)       Corporation       NV/MN     11/30
   AXP(R) High Yield Tax-Exempt Fund                                                                                        Yes
AXP(R) Income Series, Inc.(4)                             2/10/45, 6/13/86(1)       Corporation       NV/MN      5/31
   AXP(R) Selective Fund                                                                                                    Yes
AXP(R) International Series, Inc.(4)                               7/18/84          Corporation          MN     10/31
   AXP(R) European Equity Fund                                                                                               No
   AXP(R) International Fund                                                                                                Yes
AXP(R) Investment Series, Inc.                            1/18/40, 6/13/86(1)       Corporation       NV/MN      9/30
   AXP(R) Diversified Equity Income Fund                                                                                    Yes
   AXP(R) Mid Cap Value Fund                                                                                                Yes
   AXP(R) Mutual                                                                                                            Yes
AXP(R) Managed Series, Inc.                                        10/9/84          Corporation          MN      9/30
   AXP(R) Managed Allocation Fund                                                                                           Yes
AXP(R) Market Advantage Series, Inc.                               8/25/89          Corporation          MN      1/31
   AXP(R) Blue Chip Advantage Fund                                                                                          Yes
   AXP(R) Mid Cap Index Fund                                                                                                 No
   AXP(R) S&P 500 Index Fund                                                                                                 No
   AXP(R) Small Company Index Fund                                                                                          Yes

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35   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP BLUE CHIP ADVANTAGE FUND

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS (continued)

                                                               Date of              Form of         State of     Fiscal
Fund                                                         organization         organization    organization  year end Diversified
AXP(R) Money Market Series, Inc.                          8/22/75, 6/13/86(1)       Corporation       NV/MN      7/31
   AXP(R) Cash Management Fund                                                                                          Yes
AXP(R) Partners Series, Inc.                                       3/20/01          Corporation          MN      5/31
   AXP(R) Partners Fundamental Value Fund                                                                               Yes
   AXP(R) Partners Select Value Fund                                                                                    Yes
   AXP(R) Partners Small Cap Core Fund                                                                                  Yes
   AXP(R) Partners Small Cap Value Fund                                                                                  No
   AXP(R) Partners Value Fund                                                                                           Yes
AXP(R) Partners International Series, Inc.                          5/9/01          Corporation          MN     10/31
   AXP(R) Partners International Aggressive Growth Fund                                                                 Yes
   AXP(R) Partners International Core Fund                                                                              Yes
   AXP(R) Partners International Select Value Fund                                                                      Yes
   AXP(R) Partners International Small Cap Fund                                                                         Yes
AXP(R) Progressive Series, Inc.(4)                        4/23/68, 6/13/86(1)       Corporation       NV/MN      9/30
   AXP(R) Progressive Fund                                                                                              Yes
AXP(R) Sector Series, Inc.(3),(4)                                  3/25/88          Corporation          MN      6/30
   AXP(R) Utilities Fund                                                                                                Yes
AXP(R) Selected Series, Inc.(4)                                    10/5/84          Corporation          MN      3/31
   AXP(R) Precious Metals Fund                                                                                           No
AXP(R) Special Tax-Exempt Series Trust                              4/7/86       Business Trust(2)       MA      6/30
   AXP(R) Insured Tax-Exempt Fund                                                                                       Yes
   AXP(R) Massachusetts Tax-Exempt Fund                                                                                  No
   AXP(R) Michigan Tax-Exempt Fund                                                                                       No
   AXP(R) Minnesota Tax-Exempt Fund                                                                                      No
   AXP(R) New York Tax-Exempt Fund                                                                                       No
   AXP(R) Ohio Tax-Exempt Fund                                                                                           No
AXP(R) Stock Series, Inc.(4)                              2/10/45, 6/13/86(1)       Corporation       NV/MN      9/30
   AXP(R) Stock Fund                                                                                                    Yes
AXP(R) Strategy Series, Inc.                                       1/24/84          Corporation          MN      3/31
   AXP(R) Equity Value Fund                                                                                             Yes
   AXP(R) Focused Growth Fund(3)                                                                                         No
   AXP(R) Partners Small Cap Growth Fund(3)                                                                             Yes
   AXP(R) Small Cap Advantage Fund                                                                                      Yes
   AXP(R) Strategy Aggressive Fund                                                                                      Yes
AXP(R) Tax-Exempt Series, Inc.                            9/30/76, 6/13/86(1)       Corporation       NV/MN     11/30
   AXP(R) Intermediate Tax-Exempt Fund                                                                                  Yes
   AXP(R) Tax-Exempt Bond Fund                                                                                          Yes
AXP(R) Tax-Free Money Series, Inc.(4)                     2/29/80, 6/13/86(1)       Corporation       NV/MN     12/31
   AXP(R) Tax-Free Money Fund                                                                                           Yes

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36   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP BLUE CHIP ADVANTAGE FUND

(1)  Date merged into a Minnesota corporation incorporated on April 7, 1986.

(2) Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.

(3) Effective Feb. 7, 2002, AXP(R) Focus 20 Fund changed its name to AXP(R) Focused Growth Fund, AXP(R) Innovations Fund changed its name to AXP(R) Global Technology Fund, AXP(R) Small Cap Growth Fund changed its name to AXP(R) Partners Small Cap Growth Fund and AXP(R) Utilities Income Fund, Inc. created a series, AXP(R) Utilities Fund.

(4) Effective Nov. 13, 2002, AXP(R) Bond Fund, Inc. changed its name to AXP(R) Fixed Income Series, Inc. and created a series, AXP(R) Bond Fund, AXP(R) Discovery Fund, Inc. changed its name to AXP(R) Discovery Series, Inc. and created a series, AXP(R) Discovery Fund, AXP(R) Equity Select Fund, Inc. changed its name to AXP(R) Equity Series, Inc. and created a series, AXP(R) Equity Select Fund, AXP(R) Extra Income Fund, Inc. changed its name to AXP(R) High Yield Income Series, Inc. and created a series, AXP(R) Extra Income Fund, AXP(R) Federal Income Fund, Inc. changed its name to AXP(R) Government Income Series, Inc., AXP(R) High Yield Tax-Exempt Fund, Inc. changed its name to AXP(R) High Yield Tax-Exempt Series, Inc. and created a series, AXP(R) High Yield Tax-Exempt Fund, AXP(R) International Fund, Inc. changed its name to AXP(R) International Series, Inc., AXP(R) New Dimensions Fund, Inc. changed its name to AXP(R) Dimensions Series, Inc., AXP(R) Precious Metals Fund, Inc. changed its name to AXP(R) Selected Series, Inc. and created a series, AXP(R) Precious Metals Fund, AXP(R) Progressive Fund, Inc. changed its name to AXP(R) Progressive Series, Inc. and created a series, AXP(R) Progressive Fund, AXP(R) Selective Fund, Inc. changed its name to AXP(R) Income Series, Inc. and created a series, AXP(R) Selective Fund, AXP(R) Stock Fund, Inc. changed its name to AXP(R) Stock Series, Inc. and created a series, AXP(R) Stock Fund, AXP(R) Tax-Free Money Fund, Inc. changed its name to AXP(R) Tax-Free Money Series, Inc. and created a series, AXP(R) Tax-Free Money Fund, and AXP(R) Utilities Income Fund, Inc. changed its name to AXP(R) Sector Series, Inc.

--------------------------------------------------------------------------------
37   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP BLUE CHIP ADVANTAGE FUND

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.


The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 77 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.


Independent Board Members


Name,                        Position held    Principal occupation        Other directorships        Committee memberships
address,                     with Fund and    during past five years
age                          length of
                             service
---------------------------- ---------------- --------------------------- -------------------------- --------------------------
Arne H. Carlson              Board member     Chair, Board Services                                  Joint Audit, Contracts,
901 S. Marquette Ave.        since 1999       Corporation (provides                                  Executive,  Investment
Minneapolis, MN 55402                         administrative services                                Review,  Board
Born in 1934                                  to boards). Former                                     Effectiveness
                                              Governor  of Minnesota
---------------------------- ---------------- --------------------------- -------------------------- --------------------------
Philip J. Carroll, Jr.       Board member     Retired Chairman and CEO,   Scottish Power PLC,        Joint Audit, Contracts
901 S. Marquette Ave.        since 2002       Fluor Corporation           Vulcan Materials
Minneapolis, MN 55402                         (engineering and            Company, Inc.
Born in 1937                                  construction) since 1998.   (construction
                                              Former President and CEO,   materials/chemicals)
                                              Shell Oil Company
---------------------------- ---------------- --------------------------- -------------------------- --------------------------
Livio D. DeSimone            Board member     Retired Chair of the        Cargill, Incorporated      Joint Audit, Contracts,
30 Seventh Street East       since 2001       Board and Chief Executive   (commodity merchants and   Executive
Suite 3050                                    Officer, Minnesota Mining   processors), General
St. Paul, MN 55101-4901                       and Manufacturing (3M)      Mills, Inc. (consumer
Born in 1936                                                              foods), Vulcan Materials
                                                                          Company (construction
                                                                          materials/chemicals),
                                                                          Milliken & Company
                                                                          (textiles and
                                                                          chemicals), and
                                                                          Nexia Biotechnologies,
                                                                          Inc.
---------------------------- ---------------- --------------------------- -------------------------- --------------------------
Heinz F. Hutter*             Board member     Retired President and                                  Board Effectiveness,
P.O. Box 2187                since 1994       Chief Operating Officer,                               Executive, Investment
Minneapolis, MN 55402                         Cargill, Incorporated                                  Review
Born in 1929                                  (commodity merchants and
                                              processors)
---------------------------- ---------------- --------------------------- -------------------------- --------------------------
Anne P. Jones                Board member     Attorney and Consultant     Motorola, Inc.             Joint Audit,  Board
5716 Bent Branch Rd.         since 1985                                   (electronics)              Effectiveness,  Executive
Bethesda, MD 20816
Born in 1935
---------------------------- ---------------- --------------------------- -------------------------- --------------------------
Stephen R. Lewis, Jr.**      Board member     Retired President and       Valmont Industries, Inc.   Contracts, Investment
222 South 9th Street #440    since 2002       Professor of Economics,     (manufactures irrigation   Review, Executive
Minneapolis, MN 55402                         Carleton College            systems)
Born in 1939
---------------------------- ---------------- --------------------------- -------------------------- --------------------------
Alan G. Quasha               Board member     President, Quadrant         Compagnie Financiere       Joint Audit,  Board
720 Fifth Avenue             since 2002       Management, Inc.            Richemont AG (luxury       Effectiveness
New York, NY 10019                            (management of private      goods)
Born in 1949                                  equities)
---------------------------- ---------------- --------------------------- -------------------------- --------------------------
Alan K. Simpson              Board member     Former three-term United    Biogen, Inc.               Investment Review,
1201 Sunshine Ave.           since 1997       States Senator for Wyoming  (biopharmaceuticals)       Board Effectiveness
Cody, WY 82414
Born in 1931
---------------------------- ---------------- --------------------------- -------------------------- --------------------------
Alison Taunton-Rigby         Board member     President, Forester         Synaptic Pharmaceuticals   Investment Review,
901 S. Marquette Ave.        since 2002       Biotech since 2000.         Corporation                Contracts
Minneapolis, MN 55402                         Former President and CEO,
Born in 1944                                  Aquila
                                              Biopharmaceuticals, Inc.
---------------------------- ---------------- --------------------------- -------------------------- --------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of one of the fund's subadvisers, American Century Investment Management, Inc.


** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
38   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP BLUE CHIP ADVANTAGE FUND

Board Members Affiliated with AEFC***


Name,                        Position held    Principal occupation        Other directorships        Committee memberships
address,                     with Fund and    during past five years
age                          length of
                             service
---------------------------- ---------------- --------------------------- -------------------------- --------------------------
Barbara H. Fraser            Board member     Executive Vice President
1546 AXP Financial Center    since 2002       - AEFA Products and
Minneapolis, MN 55474                         Corporate Marketing of
Born in 1949                                  AEFC since 2002.
                                              President - Travelers
                                              Check Group, American
                                              Express Company,
                                              2001-2002. Management
                                              Consultant, Reuters,
                                              2000-2001. Managing
                                              Director - International
                                              Investments, Citibank
                                              Global,  1999-2000.
                                              Chairman and CEO,
                                              Citicorp Investment
                                              Services and Citigroup
                                              Insurance Group, U.S.,
                                              1998-1999
---------------------------- ---------------- --------------------------- -------------------------- --------------------------
Stephen W. Roszell           Board member     Senior Vice President -
50238 AXP Financial Center   since 2002,      Institutional Group of
Minneapolis, MN 55474        Vice             AEFC
Born in 1949                 President
                             since 2002
---------------------------- ---------------- --------------------------- -------------------------- --------------------------
William F. Truscott          Board member     Senior Vice President -
53600 AXP Financial Center   since 2001,      Chief Investment Officer
Minneapolis, MN 55474        Vice             of AEFC since 2001.
Born in 1960                 President        Former Chief Investment
                             since 2002       Officer and Managing
                                              Director, Zurich Scudder
                                              Investments
---------------------------- ---------------- --------------------------- -------------------------- --------------------------


*** Interested person by reason of being an officer, director and/or employee of AEFC.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers


Name,                        Position held    Principal occupation        Other directorships        Committee memberships
address,                     with Fund and    during past five years
age                          length of
                             service
---------------------------- ---------------- --------------------------- -------------------------- --------------------------
Jeffrey P. Fox               Treasurer        Vice President -
50005 AXP Financial Center   since 2002       Investment Accounting,
Minneapolis, MN 55474                         AEFC, since 2002; Vice
Born in 1955                                  President - Finance,
                                              American Express Company,
                                              2000-2002; Vice President
                                              - Corporate Controller,
                                              AEFC, 1996-2000
---------------------------- ---------------- --------------------------- -------------------------- --------------------------
Paula R. Meyer               President        Senior Vice President and
596 AXP Financial Center     since 2002       General Manager - Mutual
Minneapolis, MN 55474                         Funds, AEFC, since 2002;
Born in 1954                                  Vice President and
                                              Managing Director -
                                              American Express Funds,
                                              AEFC, 2000-2002; Vice
                                              President, AEFC,
                                              1998-2000
---------------------------- ---------------- --------------------------- -------------------------- --------------------------
Leslie L. Ogg                Vice             President of Board
901 S. Marquette Ave.        President,       Services Corporation
Minneapolis, MN 55402        General
Born in 1938                 Counsel, and
                             Secretary
                             since 1978
---------------------------- ---------------- --------------------------- -------------------------- --------------------------


--------------------------------------------------------------------------------
39   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP BLUE CHIP ADVANTAGE FUND

Responsibilities of board with respect to Fund's management

The board initially approves an Investment Management Services Agreement and other contracts with American Express Financial Corporation (AEFC), one of AEFC's subsidiaries, and other service providers. Once the contracts are approved, the board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and AEFC's profitability in order to determine whether to continue existing contracts or negotiate new contracts.

Several committees facilitate its work


Executive Committee -- Acts for the board between meetings of the board. The committee held three meetings during the last fiscal year.

Joint Audit Committee -- Meets with the independent public accountant, internal auditors and corporate officers to review financial statements, reports, and compliance matters. Reports significant issues to the board and makes recommendations to the independent directors regarding the selection of the independent public accountant. The committee held four meetings during the last fiscal year.

Investment Review Committee -- Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the board. The committee held four meetings during the last fiscal year.

Board Effectiveness Committee -- Recommends to the board the size, structure and composition for the board; the compensation to be paid to members of the board; and a process for evaluating the board's performance. The committee also reviews candidates for board membership including candidates recommended by shareholders. To be considered, recommendations must include a curriculum vita and be mailed to the Chairman of the Board, American Express Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. The committee held five meetings during the last fiscal year.

Contracts Committee -- Receives and analyzes reports covering the level and quality of services provided under contracts with the Fund and advises the board regarding actions taken on these contracts during the annual review process. The committee held four meetings during the last fiscal year.


BOARD MEMBERS' HOLDINGS

The following table shows the Fund Board Members' ownership of American Express Funds.

Dollar range of equity securities beneficially owned on Dec. 31, 2002

Based on net asset values as of Dec. 31, 2002


                                                    Aggregate dollar range of
                             Dollar range of        equity securities of all
                            equity securities        American Express Funds
                               in the Fund          overseen by Board Member
                                  Range                       Range
Arne H. Carlson                $1-$10,000                 over $100,000
Philip J. Carroll, Jr.            none                        none
Livio D. DeSimone                 none                    over $100,000
Heinz F. Hutter                   none                    over $100,000
Anne P. Jones                     none                    over $100,000
Stephen R. Lewis, Jr.             none                     $1-$10,000
Alan G. Quasha                    none                        none
Alan K. Simpson                   none                  $50,001-$100,000
Alison Taunton-Rigby              none                        none



--------------------------------------------------------------------------------
40   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP BLUE CHIP ADVANTAGE FUND

COMPENSATION FOR BOARD MEMBERS


During the most recent fiscal year, the independent members of the Fund board, for attending up to 32 meetings, received the following compensation:


Compensation Table

                                                   Total cash compensation from
                                Aggregate           American Express Funds and
Board member*          compensation from the Fund  Preferred Master Trust Group

Philip J. Carroll, Jr.           $  492                      $ 30,917
Livio D. DeSimone                 2,458                       144,583
Heinz F. Hutter                   2,466                       145,433
Anne P. Jones                     2,616                       158,583
Stephen R. Lewis, Jr.             2,208                       123,083
Alan G. Quasha                    1,942                       114,283
Alan K. Simpson                   2,258                       127,133
Alison Taunton-Rigby                592                        39,867


* Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.

As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.


Independent Auditors


The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

--------------------------------------------------------------------------------
41   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP BLUE CHIP ADVANTAGE FUND

Appendix

DESCRIPTION OF RATINGS

Standard & Poor's Debt Ratings

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

o    Nature of and provisions of the obligation.

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating CI is reserved for income bonds on which no interest is being paid.

--------------------------------------------------------------------------------
42   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP BLUE CHIP ADVANTAGE FUND

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's Long-Term Debt Ratings

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds that are rated Ba are judged to have speculative elements -- their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM RATINGS

Standard & Poor's Commercial Paper Ratings

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

--------------------------------------------------------------------------------
43   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP BLUE CHIP ADVANTAGE FUND

Standard & Poor's Note Ratings

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay principal and interest.

Moody's Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics:
     (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's & S&P's

Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody's and by S&P. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody' s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

--------------------------------------------------------------------------------
44   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP BLUE CHIP ADVANTAGE FUND

                                                              S-6025-20 V (4/03)

                      AXP(R) MARKET ADVANTAGE SERIES, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                            AXP(R) S&P 500 INDEX FUND

                            AXP(R) MID CAP INDEX FUND

                (singularly and collectively, where the context
                      requires, referred to as the "Fund")

                                  APRIL 1, 2003

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained from your selling agent or by writing to American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474 or by calling
(800) 862-7919.

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.

Table of Contents

Mutual Fund Checklist                                                p.  3

Fundamental Investment Policies                                      p.  4

Investment Strategies and Types of Investments                       p.  5

Information Regarding Risks and Investment Strategies                p.  6

Security Transactions                                                p. 22

Brokerage Commissions Paid to Brokers Affiliated with
   American Express Financial Corporation                            p. 24

Performance Information                                              p. 25

Valuing Fund Shares                                                  p. 26

Investing in the Fund                                                p. 27

Selling Shares                                                       p. 27


Capital Loss Carryover                                               p. 28


Taxes                                                                p. 28

Agreements                                                           p. 29

Organizational Information                                           p. 32

Board Members and Officers                                           p. 36


Principal Holders of Securities                                      p. 39


Independent Auditors                                                 p. 39

Appendix A: Description of Ratings                                   p. 40

Appendix B: Additional Information about the Indexes                 p. 43

--------------------------------------------------------------------------------
2   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP INDEX FUNDS

Mutual Fund Checklist

      [X] Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.

      [X] Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.

      [X]     A higher rate of return typically involves a higher risk of loss.

      [X] Past performance is not a reliable indicator of future performance.

      [X]     ALL mutual funds have costs that lower investment return.

      [X] Shop around. Compare a mutual fund with others of the same type before you buy.

OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING

Develop a Financial Plan

Have a plan -- even a simple plan can help you take control of your financial future.

Dollar-Cost Averaging

An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.

Dollar-cost averaging

Regular                         Market price                      Shares
investment                        of a share                    acquired
 $100                                $  6.00                        16.7
  100                                   4.00                        25.0
  100                                   4.00                        25.0
  100                                   6.00                        16.7
  100                                   5.00                        20.0
 $500                                 $25.00                       103.4


Average market price of a share over 5 periods:  $5.00 ($25.00 divided by 5)

The average price you paid for each share:       $4.84 ($500 divided by 103.4)

Diversify

Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

Understand Your Investment

Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.

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3   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP INDEX FUNDS

Fundamental Investment Policies

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

These are investment policies in addition to those presented in the prospectus. The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

(All Funds)

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.


o Concentrate in any one industry, unless that industry represents more than 25% of the index tracked by the Fund. For all other industries, in accordance with the current interpretation by the Securities and Exchange Commission (SEC), up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.


o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make a loan of any part of its assets to American Express Financial Corporation (AEFC), to the board members and officers of AEFC or to its own board members and officers.

o    Lend Fund securities in excess of 30% of its net assets.

o    Issue senior securities, except as permitted under the 1940 Act.

Except for the fundamental investment policies listed above, the other investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

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4   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP INDEX FUNDS

Investment Strategies and Types of Investments

This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

                                                        Allowable for the Fund
                                                       AXP S&P 500   AXP Mid Cap
Investment strategies and types of investments         Index Fund    Index Fund
Agency and Government Securities                           yes           yes
Borrowing                                                  yes           yes
Cash/Money Market Instruments                              yes           yes
Collateralized Bond Obligations                            yes           yes
Commercial Paper                                           yes           yes
Common Stock                                               yes           yes
Convertible Securities                                     yes           yes
Corporate Bonds                                            yes           yes
Debt Obligations                                           yes           yes
Depositary Receipts                                        yes           yes
Derivative Instruments (including Options and Futures)     yes           yes
Foreign Currency Transactions                              yes           yes
Foreign Securities                                         yes           yes
High-Yield (High-Risk) Securities (Junk Bonds)             no*           no*
Illiquid and Restricted Securities                         yes           yes
Indexed Securities                                         yes           yes
Inverse Floaters                                           no            no
Investment Companies                                       yes           yes
Lending of Portfolio Securities                            yes           yes
Loan Participations                                        yes           yes
Mortgage- and Asset-Backed Securities                      no            no
Mortgage Dollar Rolls                                      no            no
Municipal Obligations                                      yes           yes
Preferred Stock                                            yes           yes
Real Estate Investment Trusts                              yes           yes
Repurchase Agreements                                      yes           yes
Reverse Repurchase Agreements                              yes           yes
Short Sales                                                yes           yes
Sovereign Debt                                             yes           yes
Structured Products                                        yes           yes
Swap Agreements                                            no            no
Variable- or Floating-Rate Securities                      yes           yes
Warrants                                                   yes           yes
When-Issued Securities and Forward Commitments             yes           yes
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities       yes           yes

* The Fund may hold bonds that are downgraded to junk bond status, if the bonds were rated investment grade at the time of purchase.

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5   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP INDEX FUNDS

The following are guidelines that may be changed by the board at any time:

(All Funds)

o Each Fund normally will invest at least 80% of its total assets in securities that are contained in the applicable index. The Fund will provide shareholders with at least 60 days notice of any change in the 80% policy.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o The Fund will not buy on margin, except the Fund may make margin payments in connection with transactions in futures contracts.

For additional information about the Indexes, see Appendix B.

Information Regarding Risks and Investment Strategies

RISKS

The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with the Fund at any time (for a description of principal risks, please see the prospectus):

Call/Prepayment Risk


The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to reinvestment risk.


Company Risk

The prospects for a company may vary because of a variety of factors, including the success of the company, disappointing earnings, or changes in the competitive environment. As a result, the success of the companies in which the Fund invests will affect the Fund's performance.

Correlation Risk

The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Event Risk

Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

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6   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP INDEX FUNDS

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation Risk

Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk

Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk

Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk

The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk

The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Small Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

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7   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP INDEX FUNDS

INVESTMENT STRATEGIES


The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section titled Investment Strategies and Types of Investments to see which are applicable to the Fund.


Agency and Government Securities

The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA) are guaranteed by the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments.

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, FHLMC, FNMA, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

The Fund may borrow money for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments -- money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

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8   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP INDEX FUNDS

Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Management Risk, Market Risk, and Small Company Risk.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities (Junk Bonds).)

Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

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9   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP INDEX FUNDS

Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities (Junk Bonds).)

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts

Some foreign securities are traded in the form of American Depositary Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

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10   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP INDEX FUNDS
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Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

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One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.

Tax Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contracts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the Fund is using short futures contracts for hedging purposes, the Fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

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Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Currency Transactions

Investments in foreign countries usually involve currencies of foreign countries. In addition, the Fund may hold cash and cash-equivalent investments in foreign currencies. As a result, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. The Fund conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. (See also Derivative Instruments). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

The Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund also may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may change in relationship to another currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitments on such contracts.

At maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

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It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Fund's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options on Foreign Currencies. The Fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, the Fund may buy put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities the Fund plans to buy, the Fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

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Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. The Fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund's investments denominated in that currency over time.

The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of

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delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

High-Yield (High-Risk) Securities (Junk Bonds)

High yield (high-risk) securities are sometimes referred to as "junk bonds." They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

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Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

Illiquid and Restricted Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inverse Floaters

Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies

The Fund may invest in securities issued by registered and unregistered investment companies. These investments may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Management Risk and Market Risk.

Lending of Portfolio Securities

The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

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Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

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Municipal Obligations

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Issuer Risk, Management Risk, and Market Risk.

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Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Short Sales

With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

Sovereign Debt

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk, Foreign/Emerging Markets Risk, and Management Risk.

Structured Products

Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

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Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured products include: Credit Risk, Liquidity Risk, and Management Risk.

Swap Agreements

Swap agreements obligate one party to make payments to the other party based on the change in the market value of an index or other asset. In return, the other party agrees to make payments to the first party based on the return of another index or asset. Swap agreements entail the risk that a party will default on its payment obligations.

Interest Rate Swaps. Interest rate swap agreements are used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. Swaps also may protect against changes in the price of securities that an investor anticipates buying or selling at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined notional amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments.

Swap agreements are usually entered into at a zero net market value of the swap agreement commitments. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty to the other.

Swap agreements may include embedded interest rate caps, floor and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. The Fund will enter into interest rate swap agreements only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the Advisor. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one NRSRO at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, the Fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

Currency Swaps. Currency swaps are similar to interest rate swaps, except that they involve currencies instead of interest rates.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Liquidity Risk, Credit Risk and Correlation Risk.

Variable- or Floating-Rate Securities

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

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Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.

When-Issued Securities and Forward Commitments

When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, the Fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk and Management Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk, Interest Rate Risk, and Management Risk.

Security Transactions

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. The description of policies and procedures in this section also applies to any Fund subadviser. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

The Fund, AEFC, any subadviser and American Express Financial Advisors Inc. (the Distributor) each have a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund.

The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and the other American Express mutual funds for which it acts as investment manager.

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Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all American Express mutual funds even though it is not possible to relate the benefits to any particular fund.

Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution. On occasion, the Fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.

For fiscal years noted below, each Fund paid the following total brokerage commissions. Substantially all firms through whom transactions were executed provide research services.


                                     Fiscal year     Fiscal year     Fiscal year
Fund                                    2003            2002            2001
S&P 500 Index Fund                   $43,486         $39,142         $24,492
Mid Cap Index Fund                     9,380           7,052           8,044



No transactions were directed to brokers because of research services they provided to the Fund.



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23   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP INDEX FUNDS
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As of the end of the most recent fiscal year, each Fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:

                                                         Value of securities
Name of issuer                                       owned at end of fiscal year
S&P 500 Index Fund
  American Express                                          $1,833,952
  Bank of America                                            4,117,120
  Bear Stearns Companies                                       234,301
  Citigroup                                                  6,934,411
  FleetBoston Financial                                      1,076,150
  Goldman Sachs Group                                        1,276,943
  J.P. Morgan Chase                                          1,829,949
  Lehman Brothers Holdings                                     508,601
  Merrill Lynch                                              1,188,754
  Morgan Stanley                                             1,615,715
  PNC Financial Services Group                                 491,178
  Schwab (Charles)                                             486,466
Mid Cap Index Fund
  E*TRADE Group                                                 67,878
  Edwards (AG)                                                  93,967
  Investment Technology Group                                   34,020
  LaBranche                                                     59,046
  Legg Mason                                                   135,308


The portfolio turnover rates in the two most recent fiscal years were as follows:
                                            Fiscal year          Fiscal year
Fund                                           2003                 2002

S&P 500 Index Fund                              9%                  27%
Mid Cap Index Fund                             53                   58

Brokerage Commissions Paid to Brokers Affiliated with American Express Financial Corporation


Affiliates of American Express Company (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.


No brokerage commissions were paid to brokers affiliated with AEFC for the three most recent fiscal years.



--------------------------------------------------------------------------------
24   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP INDEX FUNDS

Performance Information

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations, if applicable, used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

AVERAGE ANNUAL TOTAL RETURN

The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        P(1 + T)(to the power of n) = ERV

where:                  P = a hypothetical initial payment of $1,000

                         T = average annual total return

                        n = number of years

                      ERV = ending redeemable value of a hypothetical $1,000
                            payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

AGGREGATE TOTAL RETURN

The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                     ERV - P
                                 --------------
                                        P

where:                  P = a hypothetical initial payment of $1,000

                      ERV = ending redeemable value of a hypothetical $1,000
                            payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service. The Fund also may compare its performance to a wide variety of indexes or averages. There are similarities and differences between the investments that the Fund may purchase and the investments measured by the indexes or averages and the composition of the indexes or averages will differ from that of the Fund.

Ibbotson Associates provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios.

The Fund may quote various measures of volatility in advertising. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark.

The Distributor may provide information designed to help individuals understand their investment goals and explore various financial strategies. Materials may include discussions of asset allocation, retirement investing, brokerage products and services, model portfolios, saving for college or other goals, and charitable giving.

--------------------------------------------------------------------------------
25   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP INDEX FUNDS

Valuing Fund Shares

As of the end of the most recent fiscal year, the computation looked like this:

Fund                     Net assets                           Shares outstanding                  Net asset value of one share
 S&P 500 Index Fund                        divided by                                  equals
   Class D             $ 55,870,818                               16,867,893                                     $3.31
   Class E              260,966,725                               78,508,299                                      3.32
 Mid Cap Index Fund
   Class D               14,742,127                                3,174,843                                      4.64
   Class E               14,674,365                                3,154,933                                      4.65


In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.

o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

o Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

--------------------------------------------------------------------------------
26   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP INDEX FUNDS

Investing in the Fund

Class E shares are available to certain institutional investors. Class E shares are sold without a sales charge and are not subject to a distribution fee. The following institutional investors are eligible to purchase Class E shares:

o    Qualified employee benefit plans* if the plan:

     o uses a daily transfer recordkeeping service offering participants daily access to American Express mutual funds and has

          o    at least $10 million in plan assets or

          o    500 or more participants; or

     o    does  not use  daily  transfer  recordkeeping  and has

          o    at least $3 million invested in American Express mutual funds or

          o    500 or more participants.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These institutions must have at least $10 million invested in American Express mutual funds.

o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.


* Eligibility must be determined in advance. To do so, contact your financial advisor.


Selling Shares

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the prospectus.

During an emergency, the board can suspend the computation of net asset value, stop accepting payments for purchase of shares or suspend the duty of the Funds to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board members may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.


The Fund reserves the right to redeem, involuntarily, the shares of any shareholder whose account has a value of less than a minimum amount but only where the value of such account has been reduced by voluntary redemption of shares. Until further notice, it is the policy of the Fund not to exercise this right with respect to any shareholder whose account has a value of $1,000 or more ($500 in the case of Custodial accounts, IRAs and other retirement plans). In any event, before the Fund redeems shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and allow the shareholder 30 days to make an additional investment in an amount which will increase the value of the accounts to at least the minimum amount.


The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of that Fund at the beginning of such period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make payments in whole or in part in securities or other assets in case of an emergency, or if the payment of such redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In such circumstances, the securities distributed would be valued as set forth in the Prospectus. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

REJECTION OF BUSINESS

The Fund or AECSC reserves the right to reject any business, in its sole discretion.

--------------------------------------------------------------------------------
27   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP INDEX FUNDS

Capital Loss Carryover

For federal income tax purposes, S&P 500 Index Fund and Mid Cap Index Fund had total capital loss carryovers of $36,704,648 and $35,998, respectively, at the end of the most recent fiscal year, that if not offset by subsequent capital gains will expire as follows:

Fund                           2009         2010           2011          2012
S&P 500 Index Fund        $2,387,603    $5,744,216    $5,131,687     $23,441,142
Mid Cap Index Fund                --            --            --          35,998

It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.


Taxes

You may be able to defer taxes on current income from a Fund by investing through an IRA 401(k) plan account or other qualified retirement account. If you move all or part of a non-qualified investment in a Fund to a qualified account, this type of exchange is considered a redemption of shares. You pay no sales charge, but the exchange may result in a gain or loss for tax purposes, or excess contributions under IRA or qualified plan regulations.

Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities. For the most recent fiscal year, the following percent of each Fund's net investment income dividends qualified for the corporate deduction.


                                                                  Fiscal year
Fund                                                                 2003
S&P 500 Index Fund                                                  96.19%
Mid Cap Index Fund                                                 100.00

The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.


Income earned by the Fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the Fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing federal income taxes. If the election is filed, the Fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable. A special 28% rate on capital gains may apply to sales of precious metals, if any, owned directly by the Fund. A special 25% rate on capital gains may apply to investments in REITs.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

--------------------------------------------------------------------------------
28   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP INDEX FUNDS

The Internal Revenue Code imposes two asset diversification rules that apply to the Fund as of the close of each quarter. First, as to 50% of its holdings, the Fund may hold no more than 5% of its assets in securities of one issuer and no more than 10% of any one issuer's outstanding voting securities. Second, the Fund cannot have more than 25% of its assets in any one issuer.

For purposes of the excise tax distributions, "section 988" ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the Fund as of the later of (1) the date the share became ex-dividend or (2) the date the Fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the Fund, this rule may cause the Fund to pay income to its shareholders that it has not actually received. To the extent that the dividend is never received, the Fund will take a loss at the time that a determination is made that the dividend will not be received.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to Fund distributions.

Agreements

INVESTMENT MANAGEMENT SERVICES AGREEMENT

AEFC, a wholly-owned subsidiary of American Express Company, is the investment manager for the Fund. Under the Investment Management Services Agreement, AEFC, subject to the policies set by the board, provides investment management services.

For its services, AEFC is paid a fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee.

                                      Annual rate at each asset level
Assets (billions)        AXP S&P 500 Index Fund           AXP Mid Cap Index Fund
First   $0.25                       0.24%                             0.26%
Next     0.25                       0.24                              0.26
Next     0.25                       0.24                              0.26
Next     0.25                       0.24                              0.26
Next     1.00                       0.23                              0.25
Next     3.00                       0.22                              0.24
Over     5.00                       0.21                              0.23

On the last day of the most recent fiscal year, the daily rate applied to each Fund's net assets was equal to the following percent on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding business day.


Fund                                                  Daily rate
S&P 500 Index Fund                                       0.24%
Mid Cap Index Fund                                       0.26

The management fee is paid monthly. The table below shows the total amount paid by each Fund over the past three fiscal years. AEFC has agreed to certain fee waivers and expense reimbursements as discussed in the Fund's prospectus.


                                  Fiscal year       Fiscal year      Fiscal year
Fund                                 2003              2002              2001

S&P 500 Index Fund                 $632,281         $364,427           $91,192
Mid Cap Index Fund                   74,700           56,384            42,990

Under the Agreement, each Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by the Funds, approved by the board. Under the Agreement each Fund pays nonadvisory expenses, net of earnings credits and expenses reimbursed by AEFC. The table below shows the expenses paid over the past three fiscal years.

                                  Fiscal year       Fiscal year      Fiscal year
Fund                                 2003              2002             2001
S&P 500 Index Fund                $(301,463)        $(240,556)       $(18,972)
Mid Cap Index Fund                    3,081            11,377           8,779


--------------------------------------------------------------------------------
29   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP INDEX FUNDS

Basis for board approving the investment advisory contract

Based on its work throughout the year and detailed analysis by the Contracts Committee of reports provided by AEFC, the independent board members determined to renew the Investment Management Services Agreement and Subadvisory Agreements (where applicable) based on:

o tangible steps AEFC has taken to improve the competitive ranking and consistency of the investment performance of the Fund, including changes in leadership, portfolio managers, compensation structures, and the implementation of management practices,

o continued commitment to expand the range of investment options that it offers investors, through repositioning existing funds and creating new funds,

o consistent effort to provide a management structure that imposes disciplines that ensure adherence to stated management style and expected risk characteristics,

o additional time needed to evaluate the efficacy of the new AEFC management structure that has produced improved performance results in the short term,

o benefit of economy of scale that results from the graduated fee structure and the reasonableness of fees in light of the fees paid by similar funds in the industry,

o competitive total expenses that are either at or only slightly above the median expenses of a group of comparable funds based on a report prepared by Lipper Inc., and

o    reasonable level of AEFC's profitability from its mutual fund operations.

ADMINISTRATIVE SERVICES AGREEMENT

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, each Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

                                       Annual rate at each asset level
Assets (billions)         AXP S&P 500 Index Fund         AXP Mid Cap Index Fund
First   $0.25                       0.080%                         0.080%
Next     0.25                       0.080                          0.080
Next     0.25                       0.080                          0.080
Next     0.25                       0.080                          0.080
Next     1.00                       0.075                          0.075
Next     3.00                       0.070                          0.070
Over     5.00                       0.065                          0.065

On the last day of the most recent fiscal year, the daily rate applied to each Fund's net assets was equal to the following percent on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding business day.


Fund                                                      Daily rate
S&P 500 Index Fund                                          0.080%
Mid Cap Index Fund                                          0.080


The following fees were paid under the agreement for the three most recent fiscal years.


                                  Fiscal year       Fiscal year      Fiscal year
Fund                                 2003              2002             2001
S&P 500 Index Fund                $213,950          $122,897          $28,673
Mid Cap Index Fund                  21,602            15,767           13,227


Third parties with which AEFC contracts to provide services for the Fund or its shareholders may pay a fee to AEFC to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases nor reduces fees or expenses paid by shareholders of the Fund.

--------------------------------------------------------------------------------
30   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP INDEX FUNDS

TRANSFER AGENCY AGREEMENT

The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs the responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. The fee is determined by multiplying the number of shareholder accounts at the end of the day by a rate of $19 per year and dividing by the number of days in the year. The fees paid to AECSC may be changed by the board without shareholder approval.

DISTRIBUTION AGREEMENT

American Express Financial Advisors Inc. is the Fund's principal underwriter (the Distributor). The Fund's shares are offered on a continuous basis.

PLAN AND AGREEMENT OF DISTRIBUTION

For Class D shares, to help defray the cost of distribution and servicing, the Fund and the Distributor entered into a Plan and Agreement of Distribution
(Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a fee for expenses incurred at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class D shares.

Expenses covered under this Plan include sales commissions, business, employee and financial advisor expenses charged to distribution of Class D shares; and overhead appropriately allocated to the sale of Class D shares. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the American Express mutual funds.

The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.

The following fees were paid under the Plan for Class D shares for the most recent fiscal year.


                                                            Fiscal year
Fund                                                            2003
S&P 500 Index Fund                                           $107,111
Mid Cap Index Fund                                             36,151


CUSTODIAN AGREEMENT

The Fund's securities and cash are held by American Express Trust Company, 200 AXP Financial Center, Minneapolis, MN 55474, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.


--------------------------------------------------------------------------------
31   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP INDEX FUNDS

Organizational Information

The Fund is an open-end management investment company. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS

As a shareholder in the Fund, you have voting rights over the Fund's management and fundamental policies. You are entitled to vote based on your total dollar interest in the Fund. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members. This means that you have as many votes as the dollar amount you own, including the fractional amount, multiplied by the number of members to be elected.

DIVIDEND RIGHTS

Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

AMERICAN EXPRESS FINANCIAL CORPORATION

AEFC has been a provider of financial services since 1894. Its family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.


In addition to managing assets of more than $62 billion for the American Express Funds, AEFC manages investments for itself and its subsidiaries, American Express Certificate Company and IDS Life Insurance Company. Total assets owned and managed as of the end of the most recent fiscal year were more than $193 billion.

The Distributor serves individuals and businesses through its nationwide network of more than 500 supervisory offices, more than 3,600 branch offices and more than 10,300 financial advisors.


--------------------------------------------------------------------------------
32   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP INDEX FUNDS

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS

                                                               Date of              Form of         State of    Fiscal
Fund                                                         organization         organization    organization year end  Diversified
AXP(R) California Tax-Exempt Trust                                  4/7/86       Business Trust(2)       MA      6/30
   AXP(R) California Tax-Exempt Fund                                                                                         No
AXP(R) Dimensions Series, Inc.(4)                         2/20/68, 6/13/86(1)       Corporation       NV/MN      7/31
   AXP(R) Growth Dimensions Fund                                                                                            Yes
   AXP(R) New Dimensions Fund                                                                                               Yes
AXP(R) Discovery Series, Inc.(4)                          4/29/81, 6/13/86(1)       Corporation       NV/MN      7/31
   AXP(R) Discovery Fund                                                                                                    Yes
AXP(R) Equity Series, Inc.(4)                             3/18/57, 6/13/86(1)       Corporation       NV/MN     11/30
   AXP(R) Equity Select Fund                                                                                                Yes
AXP(R) Fixed Income Series, Inc.(4)                       6/27/74, 6/31/86(1)       Corporation       NV/MN      8/31
   AXP(R) Bond Fund                                                                                                         Yes
AXP(R) Global Series, Inc.                                        10/28/88          Corporation          MN     10/31
   AXP(R) Emerging Markets Fund                                                                                             Yes
   AXP(R) Global Balanced Fund                                                                                              Yes
   AXP(R) Global Bond Fund                                                                                                   No
   AXP(R) Global Growth Fund                                                                                                Yes
   AXP(R) Global Technology Fund(3)                                                                                          No
AXP(R) Government Income Series, Inc.(4)                           3/12/85          Corporation          MN      5/31
   AXP(R) Federal Income Fund                                                                                               Yes
   AXP(R) U.S. Government Mortgage Fund                                                                                     Yes
AXP(R) Growth Series, Inc.                                5/21/70, 6/13/86(1)       Corporation       NV/MN      7/31
   AXP(R) Growth Fund                                                                                                       Yes
   AXP(R) Large Cap Equity Fund                                                                                             Yes
   AXP(R) Large Cap Value Fund                                                                                              Yes
   AXP(R) Research Opportunities Fund                                                                                       Yes
AXP(R) High Yield Income Series, Inc.(4)                           8/17/83          Corporation          MN      5/31
   AXP(R) Extra Income Fund                                                                                                 Yes
AXP(R) High Yield Tax-Exempt Series, Inc.(4)             12/21/78, 6/13/86(1)       Corporation       NV/MN     11/30
   AXP(R) High Yield Tax-Exempt Fund                                                                                        Yes
AXP(R) Income Series, Inc.(4)                             2/10/45, 6/13/86(1)       Corporation       NV/MN      5/31
   AXP(R) Selective Fund                                                                                                    Yes
AXP(R) International Series, Inc.(4)                               7/18/84          Corporation          MN     10/31
   AXP(R) European Equity Fund                                                                                               No
   AXP(R) International Fund                                                                                                Yes
AXP(R) Investment Series, Inc.                            1/18/40, 6/13/86(1)       Corporation       NV/MN      9/30
   AXP(R) Diversified Equity Income Fund                                                                                    Yes
   AXP(R) Mid Cap Value Fund                                                                                                Yes
   AXP(R) Mutual                                                                                                            Yes
AXP(R) Managed Series, Inc.                                        10/9/84          Corporation          MN      9/30
   AXP(R) Managed Allocation Fund                                                                                           Yes

--------------------------------------------------------------------------------
33   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP INDEX FUNDS

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS (continued)

                                                               Date of              Form of         State of     Fiscal
Fund                                                         organization         organization    organization  year end Diversified
AXP(R) Market Advantage Series, Inc.                               8/25/89          Corporation          MN      1/31
   AXP(R) Blue Chip Advantage Fund                                                                                          Yes
   AXP(R) Mid Cap Index Fund                                                                                                 No
   AXP(R) S&P 500 Index Fund                                                                                                 No
   AXP(R) Small Company Index Fund                                                                                          Yes
AXP(R) Money Market Series, Inc.                          8/22/75, 6/13/86(1)       Corporation       NV/MN      7/31
   AXP(R) Cash Management Fund                                                                                              Yes
AXP(R) Partners Series, Inc.                                       3/20/01          Corporation          MN      5/31
   AXP(R) Partners Fundamental Value Fund                                                                                   Yes
   AXP(R) Partners Select Value Fund                                                                                        Yes
   AXP(R) Partners Small Cap Core Fund                                                                                      Yes
   AXP(R) Partners Small Cap Value Fund                                                                                      No
   AXP(R) Partners Value Fund                                                                                               Yes
AXP(R) Partners International Series, Inc.                          5/9/01          Corporation          MN     10/31
   AXP(R) Partners International Aggressive Growth Fund                                                                     Yes
   AXP(R) Partners International Core Fund                                                                                  Yes
   AXP(R) Partners International Select Value Fund                                                                          Yes
   AXP(R) Partners International Small Cap Fund                                                                             Yes
AXP(R) Progressive Series, Inc.(4)                        4/23/68, 6/13/86(1)       Corporation       NV/MN      9/30
   AXP(R) Progressive Fund                                                                                                  Yes
AXP(R) Sector Series, Inc.(3),(4)                                  3/25/88          Corporation          MN      6/30
   AXP(R) Utilities Fund                                                                                                    Yes
AXP(R) Selected Series, Inc.(4)                                    10/5/84          Corporation          MN      3/31
   AXP(R) Precious Metals Fund                                                                                               No
AXP(R) Special Tax-Exempt Series Trust                              4/7/86       Business Trust(2)       MA      6/30
   AXP(R) Insured Tax-Exempt Fund                                                                                           Yes
   AXP(R) Massachusetts Tax-Exempt Fund                                                                                      No
   AXP(R) Michigan Tax-Exempt Fund                                                                                           No
   AXP(R) Minnesota Tax-Exempt Fund                                                                                          No
   AXP(R) New York Tax-Exempt Fund                                                                                           No
   AXP(R) Ohio Tax-Exempt Fund                                                                                               No
AXP(R) Stock Series, Inc.(4)                              2/10/45, 6/13/86(1)       Corporation       NV/MN      9/30
   AXP(R) Stock Fund                                                                                                        Yes
AXP(R) Strategy Series, Inc.                                       1/24/84          Corporation          MN      3/31
   AXP(R) Equity Value Fund                                                                                                 Yes
   AXP(R) Focused Growth Fund(3)                                                                                             No
   AXP(R) Partners Small Cap Growth Fund(3)                                                                                 Yes
   AXP(R) Small Cap Advantage Fund                                                                                          Yes
   AXP(R) Strategy Aggressive Fund                                                                                          Yes

--------------------------------------------------------------------------------
34   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP INDEX FUNDS

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS (continued)

                                                               Date of              Form of         State of     Fiscal
Fund                                                         organization         organization    organization  year end Diversified
AXP(R) Tax-Exempt Series, Inc.                            9/30/76, 6/13/86(1)       Corporation       NV/MN     11/30
   AXP(R) Intermediate Tax-Exempt Fund                                                                                      Yes
   AXP(R) Tax-Exempt Bond Fund                                                                                              Yes
AXP(R) Tax-Free Money Series, Inc.(4)                     2/29/80, 6/13/86(1)       Corporation       NV/MN     12/31
   AXP(R) Tax-Free Money Fund                                                                                               Yes

(1)  Date merged into a Minnesota corporation incorporated on April 7, 1986.

(2) Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.

(3) Effective Feb. 7, 2002, AXP(R) Focus 20 Fund changed its name to AXP(R) Focused Growth Fund, AXP(R) Innovations Fund changed its name to AXP(R) Global Technology Fund, AXP(R) Small Cap Growth Fund changed its name to AXP(R) Partners Small Cap Growth Fund and AXP(R) Utilities Income Fund, Inc. created a series, AXP(R) Utilities Fund.

(4) Effective Nov. 13, 2002, AXP(R) Bond Fund, Inc. changed its name to AXP(R) Fixed Income Series, Inc. and created a series, AXP(R) Bond Fund, AXP(R) Discovery Fund, Inc. changed its name to AXP(R) Discovery Series, Inc. and created a series, AXP(R) Discovery Fund, AXP(R) Equity Select Fund, Inc. changed its name to AXP(R) Equity Series, Inc. and created a series, AXP(R) Equity Select Fund, AXP(R) Extra Income Fund, Inc. changed its name to AXP(R) High Yield Income Series, Inc. and created a series, AXP(R) Extra Income Fund, AXP(R) Federal Income Fund, Inc. changed its name to AXP(R) Government Income Series, Inc., AXP(R) High Yield Tax-Exempt Fund, Inc. changed its name to AXP(R) High Yield Tax-Exempt Series, Inc. and created a series, AXP(R) High Yield Tax-Exempt Fund, AXP(R) International Fund, Inc. changed its name to AXP(R) International Series, Inc., AXP(R) New Dimensions Fund, Inc. changed its name to AXP(R) Dimensions Series, Inc., AXP(R) Precious Metals Fund, Inc. changed its name to AXP(R) Selected Series, Inc. and created a series, AXP(R) Precious Metals Fund, AXP(R) Progressive Fund, Inc. changed its name to AXP(R) Progressive Series, Inc. and created a series, AXP(R) Progressive Fund, AXP(R) Selective Fund, Inc. changed its name to AXP(R) Income Series, Inc. and created a series, AXP(R) Selective Fund, AXP(R) Stock Fund, Inc. changed its name to AXP(R) Stock Series, Inc. and created a series, AXP(R) Stock Fund, AXP(R) Tax-Free Money Fund, Inc. changed its name to AXP(R) Tax-Free Money Series, Inc. and created a series, AXP(R) Tax-Free Money Fund, and AXP(R) Utilities Income Fund, Inc. changed its name to AXP(R) Sector Series, Inc.

--------------------------------------------------------------------------------
35   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP INDEX FUNDS

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 77 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.


Independent Board Members

Name,                        Position held    Principal occupation        Other directorships        Committee memberships
address,                     with Fund and    during past five years
age                          length of
                             service
---------------------------- ---------------- --------------------------- -------------------------- --------------------------
Arne H. Carlson              Board member     Chair, Board Services                                  Joint Audit, Contracts,
901 S. Marquette Ave.        since 1999       Corporation (provides                                  Executive,  Investment
Minneapolis, MN 55402                         administrative services                                Review,  Board
Born in 1934                                  to boards). Former                                     Effectiveness
                                              Governor  of Minnesota
---------------------------- ---------------- --------------------------- -------------------------- --------------------------
Philip J. Carroll, Jr.       Board member     Retired Chairman and CEO,   Scottish Power PLC,        Joint Audit, Contracts
901 S. Marquette Ave.        since 2002       Fluor Corporation           Vulcan Materials
Minneapolis, MN 55402                         (engineering and            Company, Inc.
Born in 1937                                  construction) since 1998.   (construction
                                              Former President and CEO,   materials/chemicals)
                                              Shell Oil Company
---------------------------- ---------------- --------------------------- -------------------------- --------------------------
Livio D. DeSimone            Board member     Retired Chair of the        Cargill, Incorporated      Joint Audit, Contracts,
30 Seventh Street East       since 2001       Board and Chief Executive   (commodity merchants and   Executive
Suite 3050                                    Officer, Minnesota Mining   processors), General
St. Paul, MN 55101-4901                       and Manufacturing (3M)      Mills, Inc. (consumer
Born in 1936                                                              foods), Vulcan Materials
                                                                          Company (construction
                                                                          materials/chemicals),
                                                                          Milliken & Company
                                                                          (textiles and
                                                                          chemicals), and
                                                                          Nexia Biotechnologies,
                                                                          Inc.
---------------------------- ---------------- --------------------------- -------------------------- --------------------------
Heinz F. Hutter*             Board member     Retired President and                                  Board Effectiveness,
P.O. Box 2187                since 1994       Chief Operating Officer,                               Executive, Investment
Minneapolis, MN 55402                         Cargill, Incorporated                                  Review
Born in 1929                                  (commodity merchants and
                                              processors)
---------------------------- ---------------- --------------------------- -------------------------- --------------------------
Anne P. Jones                Board member     Attorney and Consultant     Motorola, Inc.             Joint Audit,  Board
5716 Bent Branch Rd.         since 1985                                   (electronics)              Effectiveness,  Executive
Bethesda, MD 20816
Born in 1935
---------------------------- ---------------- --------------------------- -------------------------- --------------------------
Stephen R. Lewis, Jr.**      Board member     Retired President and       Valmont Industries, Inc.   Contracts, Investment
222 South 9th Street #440    since 2002       Professor of Economics,     (manufactures irrigation   Review, Executive
Minneapolis, MN 55402                         Carleton College            systems)
Born in 1939
---------------------------- ---------------- --------------------------- -------------------------- --------------------------
Alan G. Quasha               Board member     President, Quadrant         Compagnie Financiere       Joint Audit,  Board
720 Fifth Avenue             since 2002       Management, Inc.            Richemont AG (luxury       Effectiveness
New York, NY 10019                            (management of private      goods)
Born in 1949                                  equities)
---------------------------- ---------------- --------------------------- -------------------------- --------------------------
Alan K. Simpson              Board member     Former three-term United    Biogen, Inc.               Investment Review,
1201 Sunshine Ave.           since 1997       States Senator for Wyoming  (biopharmaceuticals)       Board Effectiveness
Cody, WY 82414
Born in 1931
---------------------------- ---------------- --------------------------- -------------------------- --------------------------
Alison Taunton-Rigby         Board member     President, Forester         Synaptic Pharmaceuticals   Investment Review,
901 S. Marquette Ave.        since 2002       Biotech since 2000.         Corporation                Contracts
Minneapolis, MN 55402                         Former President and CEO,
Born in 1944                                  Aquila
                                              Biopharmaceuticals, Inc.
---------------------------- ---------------- --------------------------- -------------------------- --------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of one of the fund's subadvisers, American Century Investment Management, Inc.


** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
36   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP INDEX FUNDS

Board Members Affiliated with AEFC***


Name,                        Position held    Principal occupation        Other directorships        Committee memberships
address,                     with Fund and    during past five years
age                          length of
                             service
---------------------------- ---------------- --------------------------- -------------------------- --------------------------
Barbara H. Fraser            Board member     Executive Vice President
1546 AXP Financial Center    since 2002       - AEFA Products and
Minneapolis, MN 55474                         Corporate Marketing of
Born in 1949                                  AEFC since 2002.
                                              President - Travelers
                                              Check Group, American
                                              Express Company,
                                              2001-2002. Management
                                              Consultant, Reuters,
                                              2000-2001. Managing
                                              Director - International
                                              Investments, Citibank
                                              Global,  1999-2000.
                                              Chairman and CEO,
                                              Citicorp Investment
                                              Services and Citigroup
                                              Insurance Group, U.S.,
                                              1998-1999
---------------------------- ---------------- --------------------------- -------------------------- --------------------------
Stephen W. Roszell           Board member     Senior Vice President -
50238 AXP Financial Center   since 2002,      Institutional Group of
Minneapolis, MN 55474        Vice             AEFC
Born in 1949                 President
                             since 2002
---------------------------- ---------------- --------------------------- -------------------------- --------------------------
William F. Truscott          Board member     Senior Vice President -
53600 AXP Financial Center   since 2001,      Chief Investment Officer
Minneapolis, MN 55474        Vice             of AEFC since 2001.
Born in 1960                 President        Former Chief Investment
                             since 2002       Officer and Managing
                                              Director, Zurich Scudder
                                              Investments
---------------------------- ---------------- --------------------------- -------------------------- --------------------------


*** Interested person by reason of being an officer, director and/or employee of AEFC.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers


Name,                        Position held    Principal occupation        Other directorships        Committee memberships
address,                     with Fund and    during past five years
age                          length of
                             service
---------------------------- ---------------- --------------------------- -------------------------- --------------------------
Jeffrey P. Fox               Treasurer        Vice President -
50005 AXP Financial Center   since 2002       Investment Accounting,
Minneapolis, MN 55474                         AEFC, since 2002; Vice
Born in 1955                                  President - Finance,
                                              American Express Company,
                                              2000-2002; Vice President
                                              - Corporate Controller,
                                              AEFC, 1996-2000
---------------------------- ---------------- --------------------------- -------------------------- --------------------------
Paula R. Meyer               President        Senior Vice President and
596 AXP Financial Center     since 2002       General Manager - Mutual
Minneapolis, MN 55474                         Funds, AEFC, since 2002;
Born in 1954                                  Vice President and
                                              Managing Director -
                                              American Express Funds,
                                              AEFC, 2000-2002; Vice
                                              President, AEFC,
                                              1998-2000
---------------------------- ---------------- --------------------------- -------------------------- --------------------------
Leslie L. Ogg                Vice             President of Board
901 S. Marquette Ave.        President,       Services Corporation
Minneapolis, MN 55402        General
Born in 1938                 Counsel, and
                             Secretary
                             since 1978
---------------------------- ---------------- --------------------------- -------------------------- --------------------------


--------------------------------------------------------------------------------
37   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP INDEX FUNDS

Responsibilities of board with respect to Fund's management

The board initially approves an Investment Management Services Agreement and other contracts with American Express Financial Corporation (AEFC), one of AEFC's subsidiaries, and other service providers. Once the contracts are approved, the board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and AEFC's profitability in order to determine whether to continue existing contracts or negotiate new contracts.

Several committees facilitate its work


Executive Committee -- Acts for the board between meetings of the board. The committee held three meetings during the last fiscal year.

Joint Audit Committee -- Meets with the independent public accountant, internal auditors and corporate officers to review financial statements, reports, and compliance matters. Reports significant issues to the board and makes recommendations to the independent directors regarding the selection of the independent public accountant. The committee held four meetings during the last fiscal year.

Investment Review Committee -- Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the board. The committee held four meetings during the last fiscal year.

Board Effectiveness Committee -- Recommends to the board the size, structure and composition for the board; the compensation to be paid to members of the board; and a process for evaluating the board's performance. The committee also reviews candidates for board membership including candidates recommended by shareholders. To be considered, recommendations must include a curriculum vita and be mailed to the Chairman of the Board, American Express Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. The committee held five meetings during the last fiscal year.

Contracts Committee -- Receives and analyzes reports covering the level and quality of services provided under contracts with the Fund and advises the board regarding actions taken on these contracts during the annual review process. The committee held four meetings during the last fiscal year.


BOARD MEMBERS' HOLDINGS

The following table shows the Fund Board Members' ownership of American Express Funds.

Dollar range of equity securities beneficially owned on Dec. 31, 2002

Based on net asset values as of Dec. 31, 2002


                                                                                                   Aggregate dollar range of
                                       Dollar range of                  Dollar range of            equity securities of all
                                      equity securities                equity securities            American Express Funds
                                    in S&P 500 Index Fund            in Mid Cap Index Fund         overseen by Board Member
                                            Range                            Range                           Range
Arne H. Carlson                             none                             none                        over $100,000
Philip J. Carroll, Jr.                      none                             none                            none
Livio D. DeSimone                           none                             none                        over $100,000
Heinz F. Hutter                             none                             none                        over $100,000
Anne P. Jones                               none                             none                        over $100,000
Stephen R. Lewis, Jr.                       none                             none                         $1-$10,000
Alan G. Quasha                              none                             none                            none
Alan K. Simpson                             none                             none                      $50,001-$100,000
Alison Taunton-Rigby                        none                             none                            none


--------------------------------------------------------------------------------
38   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP INDEX FUNDS

Compensation for Board Members


During the most recent fiscal year, the independent members of the Fund board, for attending up to 32 meetings, received the following compensation:

Compensation Table
                                                                                                  Total cash compensation from
                                    Aggregate compensation           Aggregate compensation          American Express Funds
Board member*                       from S&P 500 Index Fund          from Mid Cap Index Fund    and Preferred Master Trust Group
Philip J. Carroll, Jr.                   $  233                            $  225                         $ 30,917
Livio D. DeSimone                         1,158                             1,150                          144,583
Heinz F. Hutter                           1,166                             1,157                          145,433
Anne P. Jones                             1,316                             1,307                          158,583
Stephen R. Lewis, Jr.                       908                               900                          123,083
Alan G. Quasha                              892                               883                          114,283
Alan K. Simpson                             958                               950                          127,133
Alison Taunton-Rigby                        333                               325                           39,867


* Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.

As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.


Principal Holders of Securities

As of 30 days prior to the date of this SAI, American Express Financial Corporation, Minneapolis, MN held 49.22% of AXP Mid Cap Index Fund Class E shares.


Independent Auditors

The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

--------------------------------------------------------------------------------
39   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP INDEX FUNDS

Appendix A

DESCRIPTION OF RATINGS

Standard & Poor's Debt Ratings

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

o    Nature of and provisions of the obligation.

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

--------------------------------------------------------------------------------
40   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP INDEX FUNDS

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's Long-Term Debt Ratings

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds that are rated Ba are judged to have speculative elements -- their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM RATINGS

Standard & Poor's Commercial Paper Ratings

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

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41   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP INDEX FUNDS

Standard & Poor's Note Ratings

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay principal and interest.

Moody's Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics:
     (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's & S&P's

Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody's and by S&P. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody' s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

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42   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP INDEX FUNDS

Appendix B

ADDITIONAL INFORMATION ABOUT THE INDEXES

AXP S&P 500 Index Fund and AXP Mid Cap Index Fund (S&P 500 Index Fund and Mid Cap Index Fund) are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of S&P 500 Index Fund or Mid Cap Index Fund or any member of the public regarding the advisability of investing in securities generally or in S&P 500 Index Fund or Mid Cap Index Fund particularly or the ability of the S&P Indexes to track general stock market performance. S&P's only relationship to S&P 500 Index Fund and Mid Cap Index Fund is the licensing of certain trademarks and trade names of S&P and of the S&P Indexes, which are determined, composed and calculated by S&P without regard to S&P 500 Index Fund and Mid Cap Index Fund. S&P has no obligation to take the needs of S&P 500 Index Fund and Mid Cap Index Fund or their shareholders into consideration in determining, composing or calculating the S&P Indexes. S&P is not responsible for and has not participated in the determination of the prices and amount of S&P 500 Index Fund and Mid Cap Index Fund or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds' shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of S&P 500 Index Fund and Mid Cap Index Fund shares.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN (THE S&P INDEXES) AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUNDS, THEIR SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDEXES OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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43   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP INDEX FUNDS

                                                              S-6434-20 G (4/03)

                           AXP(R) MARKET ADVANTAGE SERIES, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                        AXP(R) SMALL COMPANY INDEX FUND (the Fund)

                                  APRIL 1, 2003

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained from your financial advisor or by writing to American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474 or by calling
(800) 862-7919.

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.

Table of Contents

Mutual Fund Checklist                                                 p.  3

Fundamental Investment Policies                                       p.  4

Investment Strategies and Types of Investments                        p.  5

Information Regarding Risks and Investment Strategies                 p.  6

Security Transactions                                                 p. 22


Brokerage Commissions Paid to Brokers Affiliated with
   American Express Financial Corporation                             p. 23

Performance Information                                               p. 24

Valuing Fund Shares                                                   p. 26

Investing in the Fund                                                 p. 27

Selling Shares                                                        p. 29

Pay-out Plans                                                         p. 29

Capital Loss Carryover                                                p. 30

Taxes                                                                 p. 30

Agreements                                                            p. 31

Organizational Information                                            p. 34

Board Members and Officers                                            p. 38

Independent Auditors                                                  p. 41

Appendix: Description of Ratings                                      p. 42


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2   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP SMALL COMPANY INDEX FUND

Mutual Fund Checklist

      [X] Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.

      [X] Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.

      [X]     A higher rate of return typically involves a higher risk of loss.

      [X] Past performance is not a reliable indicator of future performance.

      [X]     ALL mutual funds have costs that lower investment return.

      [X] You can buy some mutual funds by contacting them directly. Others, like this one, are sold mainly through brokers, banks, financial planners, or insurance agents. If you buy through these financial professionals, you generally will pay a sales charge.

      [X] Shop around. Compare a mutual fund with others of the same type before you buy.

OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING

Develop a Financial Plan

Have a plan -- even a simple plan can help you take control of your financial future. Review your plan with your advisor at least once a year or more frequently if your circumstances change.

Dollar-Cost Averaging

An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.

Dollar-cost averaging

Regular             Market price                     Shares
investment            of a share                   acquired
  $100                   $  6.00                       16.7
   100                      4.00                       25.0
   100                      4.00                       25.0
   100                      6.00                       16.7
   100                      5.00                       20.0
  $500                    $25.00                      103.4

Average market price of a share over 5 periods:  $5.00 ($25.00 divided by 5)

The average price you paid for each share:       $4.84 ($500 divided by 103.4)

Diversify

Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

Understand Your Investment

Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.

--------------------------------------------------------------------------------
3   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP SMALL COMPANY INDEX FUND

Fundamental Investment Policies

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make a loan of any part of its assets to American Express Financial Corporation (AEFC), to the board members and officers of AEFC or to its own board members and officers.

o    Lend Fund securities in excess of 30% of its net assets.

Except for the fundamental investment policies listed above, the other investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

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4   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP SMALL COMPANY INDEX FUND

Investment Strategies and Types of Investments

This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

Investment strategies and types of investments         Allowable for the Fund?
Agency and Government Securities                                yes
Borrowing                                                       yes
Cash/Money Market Instruments                                   yes
Collateralized Bond Obligations                                 yes
Commercial Paper                                                yes
Common Stock                                                    yes
Convertible Securities                                          yes
Corporate Bonds                                                 yes
Debt Obligations                                                yes
Depositary Receipts                                             yes
Derivative Instruments (including Options and Futures)          yes
Foreign Currency Transactions                                   yes
Foreign Securities                                              yes
High-Yield (High-Risk) Securities (Junk Bonds)                  no*
Illiquid and Restricted Securities                              yes
Indexed Securities                                              yes
Inverse Floaters                                                no
Investment Companies                                            yes
Lending of Portfolio Securities                                 yes
Loan Participations                                             yes
Mortgage- and Asset-Backed Securities                           no
Mortgage Dollar Rolls                                           no
Municipal Obligations                                           yes
Preferred Stock                                                 yes
Real Estate Investment Trusts                                   yes
Repurchase Agreements                                           yes
Reverse Repurchase Agreements                                   yes
Short Sales                                                     no
Sovereign Debt                                                  yes
Structured Products                                             yes
Swap Agreements                                                 no
Variable- or Floating-Rate Securities                           yes
Warrants                                                        yes
When-Issued Securities and Forward Commitments                  yes
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities            yes

* The Fund may hold bonds that are downgraded to junk bond status, if the bonds were rated investment grade at the time of purchase.

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5   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP SMALL COMPANY INDEX FUND

The following are guidelines that may be changed by the board at any time:

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in options, futures contracts and other financial instruments.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

o    The Fund will not invest in a company to control or manage it.

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

Information Regarding Risks and Investment Strategies

RISKS

The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with the Fund at any time (for a description of principal risks, please see the prospectus):

Call/Prepayment Risk

The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to "reinvestment risk."

Company Risk

The prospects for a company may vary because of a variety of factors, including the success of the company, disappointing earnings, or changes in the competitive environment. As a result, the success of the companies in which the Fund invests will affect the Fund's performance.

Correlation Risk

The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Event Risk

Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

--------------------------------------------------------------------------------
6   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP SMALL COMPANY INDEX FUND

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation Risk

Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk

Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk

Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk

The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk

The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Small Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

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7   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP SMALL COMPANY INDEX FUND

INVESTMENT STRATEGIES


The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section titled Investment Strategies and Types of Investments to see which are applicable to the Fund.


Agency and Government Securities

The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA) are guaranteed by the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments.

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, FHLMC, FNMA, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

The Fund may borrow money for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments -- money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

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8   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP SMALL COMPANY INDEX FUND

Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Management Risk, Market Risk, and Small Company Risk.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities (Junk Bonds).)

Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

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Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities (Junk Bonds).)

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts

Some foreign securities are traded in the form of American Depositary Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

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Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to

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close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.

Tax Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contracts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the Fund is using short futures contracts for hedging purposes, the Fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

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Foreign Currency Transactions

Investments in foreign countries usually involve currencies of foreign countries. In addition, the Fund may hold cash and cash-equivalent investments in foreign currencies. As a result, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. The Fund conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. (See also Derivative Instruments). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

The Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund also may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may change in relationship to another currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitments on such contracts.

At maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

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The Fund's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options on Foreign Currencies. The Fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, the Fund may buy put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities the Fund plans to buy, the Fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and

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economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. The Fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund's investments denominated in that currency over time.

The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

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The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

High-Yield (High-Risk) Securities (Junk Bonds)

High yield (high-risk) securities are sometimes referred to as "junk bonds." They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

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Illiquid and Restricted Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inverse Floaters

Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies

The Fund may invest in securities issued by registered and unregistered investment companies. These investments may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Management Risk and Market Risk.

Lending of Portfolio Securities

The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

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17   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP SMALL COMPANY INDEX FUND

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Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk. Mortgage Dollar Rolls

Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

Municipal Obligations

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

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General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Issuer Risk, Management Risk, and Market Risk.

Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

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Reverse Repurchase Agreements

In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Short Sales

With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

Sovereign Debt

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk, Foreign/Emerging Markets Risk, and Management Risk.

Structured Products

Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured products include: Credit Risk, Liquidity Risk, and Management Risk.

Swap Agreements

Swap agreements obligate one party to make payments to the other party based on the change in the market value of an index or other asset. In return, the other party agrees to make payments to the first party based on the return of another index or asset. Swap agreements entail the risk that a party will default on its payment obligations.

Interest Rate Swaps. Interest rate swap agreements are used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. Swaps also may protect against changes in the price of securities that an investor anticipates buying or selling at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard interest rate swap transaction,

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two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined notional amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments.

Swap agreements are usually entered into at a zero net market value of the swap agreement commitments. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty to the other.

Swap agreements may include embedded interest rate caps, floor and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. The Fund will enter into interest rate swap agreements only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the Advisor. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one NRSRO at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, the Fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

Currency Swaps. Currency swaps are similar to interest rate swaps, except that they involve currencies instead of interest rates.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Liquidity Risk, Credit Risk and Correlation Risk.

Variable- or Floating-Rate Securities

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.

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21   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP SMALL COMPANY INDEX FUND

When-Issued Securities and Forward Commitments

When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, the Fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk and Management Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk, Interest Rate Risk, and Management Risk.

Security Transactions

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. The description of policies and procedures in this section also applies to any Fund subadviser. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

The Fund, AEFC, any subadviser and American Express Financial Advisors Inc. (the Distributor) each have a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund.

The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and the other American Express mutual funds for which it acts as investment manager.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

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22   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP SMALL COMPANY INDEX FUND

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all American Express mutual funds even though it is not possible to relate the benefits to any particular fund.

Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution. On occasion, the Fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.


The Fund paid total brokerage commissions of $50,976 for fiscal year ended Jan. 31, 2003, $348,088 for fiscal year 2002, and $84,924 for fiscal year 2001.
Substantially all firms through whom transactions were executed provide research services.

No transactions were directed to brokers because of research services they provided to the Fund.

As of the end of the most recent fiscal year, the Fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:
                                                   Value of securities
Name of issuer                                 owned at end of fiscal year
Jefferies Group                                       $3,194,953
Raymond James Financial                                3,745,949

The portfolio turnover rate was 16% in the most recent fiscal year, and 20% in the year before.


Brokerage Commissions Paid to Brokers Affiliated with American Express Financial Corporation

Affiliates of American Express Company (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.


No brokerage commissions were paid to brokers affiliated with AEFC for the three most recent fiscal years.



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23   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP SMALL COMPANY INDEX FUND

Performance Information

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations, if applicable, used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

AVERAGE ANNUAL TOTAL RETURN

The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        P(1 + T)(to the power of n) = ERV

where:                  P = a hypothetical initial payment of $1,000

                        T = average annual total return

                        n = number of years

                      ERV = ending redeemable value of a hypothetical $1,000
                            payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

AGGREGATE TOTAL RETURN

The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                     ERV - P
                                   ----------
                                        P

where:                  P = a hypothetical initial payment of $1,000

                      ERV = ending redeemable value of a hypothetical $1,000
                            payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

Standard & Poor's Small Capitalization Stock(R) Index total return

The Standard & Poor's Small Capitalization Stock Index ("S&P SmallCap 600(R) Index") consists of 600 domestic stocks chosen for market size, liquidity (bid/asked spread, ownership, share turnover and number of no trade days) and industry group representation. It is a market value weighted index.

The S&P SmallCap 600 Index is valued at the end of every day using composite prices and available shares. A geometric rate of return is calculated from the daily valuations.

S&P uses the ex-dividend date rather than the payment date to determine the total daily dividends for each day because the marketplace price adjustment for the dividend occurs on the ex-date. Treatment of special dividends, such as stock dividends and extraordinary dividends, paid by companies in the S&P SmallCap 600 Index is decided on a case-by-case basis.

The S&P SmallCap 600 Index total-return calculation assumes the reinvestment of dividends on a daily basis. Monthly, quarterly, and annual total-return numbers for the S&P SmallCap 600 Index are calculated by daily compounding of the reinvested dividends. The year-to-date total-return index is also calculated assuming daily reinvestment of dividends; however, the base period is the last day of the prior year.

The total return calculations for the S&P SmallCap 600 Index industry groups are calculated with dividends reinvested on a MONTHLY, not a daily basis. The quarterly and annual industry total return numbers are calculated by compounding the monthly total returns.

The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P SmallCap 600 Index to track general stock market performance. The S&P SmallCap 600 Index is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund into consideration in determining, composing or calculating the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund shares or the timing of the issuance or sale of those shares or in the determination or calculation of the equation by which the shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund's shares.

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24   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP SMALL COMPANY INDEX FUND

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED AS TO RESULTS TO BE OBTAINED BY THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service. The Fund also may compare its performance to a wide variety of indexes or averages. There are similarities and differences between the investments that the Fund may purchase and the investments measured by the indexes or averages and the composition of the indexes or averages will differ from that of the Fund.

Ibbotson Associates provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios.

The Fund may quote various measures of volatility in advertising. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark.

The Distributor may provide information designed to help individuals understand their investment goals and explore various financial strategies. Materials may include discussions of asset allocation, retirement investing, brokerage products and services, model portfolios, saving for college or other goals, and charitable giving.

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25   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP SMALL COMPANY INDEX FUND

Valuing Fund Shares

As of the end of the most recent fiscal year, the computation looked like this:


                         Net assets                           Shares outstanding                  Net asset value of one share
Class A               $582,529,630        divided by            113,290,731           equals                   $5.14
Class B                370,416,367                               76,304,153                                     4.85
Class Y                  9,767,065                                1,880,855                                     5.19


In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.

o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

o Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

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26   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP SMALL COMPANY INDEX FUND

Investing in the Fund

SALES CHARGE

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the CDSC and distribution fee for Class B shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of the Fund.


Shares of the Fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B, and Class Y, there is no initial sales charge so the public offering price is the same as the NAV. Using the sales charge schedule in the table below, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal year, was determined by dividing the NAV of one share, $5.14, by 0.9425 (1.00 - 0.0575) for a maximum 5.75% sales charge for a public offering price of $5.45. The sales charge is paid to the Distributor by the person buying the shares.


Class A -- Calculation of the Sales Charge

Sales charges are determined as follows:

                                             Sales charge as a percentage of:
Total market value             Public offering price         Net amount invested
Up to $49,999                            5.75%                         6.10%
$50,000-$99,999                          4.75                          4.99
$100,000-$249,999                        3.75                          3.90
$250,000-$499,999                        2.50                          2.56
$500,000-$999,999                        2.00*                         2.04*
$1,000,000 or more                       0.00                          0.00

* The sales charge will be waived until further notice.

The initial sales charge is waived for certain qualified plans. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The Fund will waive the deferred sales charge on certain redemptions if the redemption is a result of a participant's death, disability, retirement, attaining age 591/2, loans, or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge

                                            Number of participants
Total plan assets                       1-99                      100 or more
Less than $1 million                     4%                           0%
$1 million or more                       0%                           0%

Class A -- Reducing the Sales Charge

The market value of your investments in the Fund determines your sales charge. For example, suppose you have made an investment that now has a value of $20,000 and you later decide to invest $40,000 more. The value of your investments would be $60,000. As a result, your $40,000 investment qualifies for the lower 4.75% sales charge that applies to investments of more than $50,000 and up to $100,000. If you qualify for a reduced sales charge and purchase shares through different channels (for example, in a brokerage account and also directly from the Fund), you must inform the Distributor of your total holdings when placing any purchase orders.

Class A -- Letter of Intent (LOI)

If you intend to invest more than $50,000 over a period of time, you can reduce the sales charge in Class A by filing a LOI and committing to invest a certain amount. The agreement can start at any time and you will have up to 13 months to fulfill your commitment. The LOI start date can be backdated by up to 90 days. Your holdings in American Express mutual funds acquired more than 90 days before receipt of your signed LOI in the home office will not be counted towards the completion of the LOI. Your investments will be charged the sales charge that applies to the amount you have committed to invest. Five percent of the commitment amount will be placed in escrow. If your commitment amount is reached within the 13-month period, the LOI will end and the shares will be released from escrow. Once the LOI has ended, future sales charges will be determined by the total value of the new investment combined with the market value of the existing American Express mutual fund investments. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed

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27   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP SMALL COMPANY INDEX FUND
shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of American Express mutual funds other than Class A; purchases in American Express mutual funds held within a wrap product; and purchases of AXP Cash Management Fund and AXP Tax-Free Money Fund unless they are subsequently exchanged to Class A shares of an American Express mutual fund within the 13 month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares in an American Express brokerage account or through a third party, you must inform the Distributor about the LOI when placing any purchase orders during the period of the LOI.

Class Y Shares

Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:

o    Qualified employee benefit plans* if the plan:

     o uses a daily transfer recordkeeping service offering participants daily access to American Express mutual funds and has

          o    at least $10 million in plan assets or

          o    500 or more participants; or

     o    does not use daily transfer recordkeeping and has

          o    at least $3 million invested in American Express mutual funds or

          o    500 or more participants.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These institutions must have at least $10 million in American Express mutual funds.

o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.

o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

* Eligibility must be determined in advance. To do so, contact your financial advisor.

SYSTEMATIC INVESTMENT PROGRAMS

After you make your initial investment of $100 or more, you must make additional payments of $100 or more on at least a monthly basis until your balance reaches $2,000. These minimums do not apply to all systematic investment programs. You decide how often to make payments -- monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time.

AUTOMATIC DIRECTED DIVIDENDS

Dividends, including capital gain distributions, paid by another American Express mutual fund may be used to automatically purchase shares in the same class of this Fund. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another American Express mutual fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

o Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;

o Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse); and

o Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REJECTION OF BUSINESS

The Fund or AECSC reserves the right to reject any business, in its sole discretion.

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28   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP SMALL COMPANY INDEX FUND

Selling Shares

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the prospectus.

During an emergency, the board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

Pay-out Plans

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your selling agent or write American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474, or call (800) 437-3133. Your authorization must be received at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.

--------------------------------------------------------------------------------
29   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP SMALL COMPANY INDEX FUND

Capital Loss Carryover

For federal income tax purposes, the Fund had total capital loss carryovers of $19,834,392 at the end of the most recent fiscal year, that if not offset by subsequent capital gains will expire as follows:

                                  2010              2011            2012
                               $2,982,099        $12,221,329     $4,630,964

It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.


Taxes

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

For example

You purchase 100 shares of one fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase into a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $157.50 gain ($1,100.00 - $942.50). You can include the $57.50 sales load in the basis of your shares in the second fund.

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 5.75% ($115) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.


Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities.


The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by the Fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the Fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders' federal income taxes. If the election is filed, the Fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable. A special 28% rate on capital gains may apply to sales of precious metals, if any, owned directly by the Fund. A special 25% rate on capital gains may apply to investments in REITs.

--------------------------------------------------------------------------------
30   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP SMALL COMPANY INDEX FUND

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

The Internal Revenue Code imposes two asset diversification rules that apply to the Fund as of the close of each quarter. First, as to 50% of its holdings, the Fund may hold no more than 5% of its assets in securities of one issuer and no more than 10% of any one issuer's outstanding voting securities. Second, the Fund cannot have more than 25% of its assets in any one issuer.

For purposes of the excise tax distributions, "section 988" ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the Fund as of the later of (1) the date the share became ex-dividend or (2) the date the Fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the Fund, this rule may cause the Fund to pay income to its shareholders that it has not actually received. To the extent that the dividend is never received, the Fund will take a loss at the time that a determination is made that the dividend will not be received.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to Fund distributions.

Agreements

INVESTMENT MANAGEMENT SERVICES AGREEMENT

AEFC, a wholly-owned subsidiary of American Express Company, is the investment manager for the Fund. Under the Investment Management Services Agreement, AEFC, subject to the policies set by the board, provides investment management services.

For its services, AEFC is paid a fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee.

Assets (billions)                               Annual rate at each asset level
First    $0.25                                               0.380%
Next      0.25                                               0.370
Next      0.25                                               0.360
Next      0.25                                               0.350
Over      1.00                                               0.340


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.366% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding business day.

The management fee is paid monthly. Under the agreement, the total amount paid was $4,217,776 for fiscal year 2003, $4,135,567 for fiscal year 2002, and $3,171,826 for fiscal year 2001.

Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; postage of confirmations except purchase confirmations; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by the Fund, approved by the board. Under the agreement, nonadvisory expenses, net of earnings credits, paid by the Fund were $630,193 for fiscal year 2003, $569,422 for fiscal year 2002, and $391,380 for fiscal year 2001.


--------------------------------------------------------------------------------
31   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP SMALL COMPANY INDEX FUND

Basis for board approving the investment advisory contract

Based on its work throughout the year and detailed analysis by the Contracts Committee of reports provided by AEFC, the independent board members determined to renew the Investment Management Services Agreement and Subadvisory Agreements (where applicable) based on:

o tangible steps AEFC has taken to improve the competitive ranking and consistency of the investment performance of the Fund, including changes in leadership, portfolio managers, compensation structures, and the implementation of management practices,

o continued commitment to expand the range of investment options that it offers investors, through repositioning existing funds and creating new funds,

o consistent effort to provide a management structure that imposes disciplines that ensure adherence to stated management style and expected risk characteristics,

o additional time needed to evaluate the efficacy of the new AEFC management structure that has produced improved performance results in the short term,

o benefit of economy of scale that results from the graduated fee structure and the reasonableness of fees in light of the fees paid by similar funds in the industry,

o competitive total expenses that are either at or only slightly above the median expenses of a group of comparable funds based on a report prepared by Lipper Inc., and

o    reasonable level of AEFC's profitability from its mutual fund operations.

ADMINISTRATIVE SERVICES AGREEMENT

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administrative and accounting services. The fee is calculated as follows:

Assets (billions)                            Annual rate at each asset level
First    $0.25                                                 0.10%
Next      0.25                                                 0.08
Next      0.25                                                 0.06
Next      0.25                                                 0.04
Over      1.00                                                 0.02


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.071% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding business day. Under the agreement, the Fund paid fees of $737,583 for fiscal year 2003, $730,484 for fiscal year 2002, and $719,985 for fiscal year 2001.


Third parties with which AEFC contracts to provide services for the Fund or its shareholders may pay a fee to AEFC to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases nor reduces fees or expenses paid by shareholders of the Fund.

TRANSFER AGENCY AGREEMENT

The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A is $19, Class B is $20, and Class Y is $17 per year. The fees paid to AECSC may be changed by the board without shareholder approval.

--------------------------------------------------------------------------------
32   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP SMALL COMPANY INDEX FUND

DISTRIBUTION AGREEMENT

American Express Financial Advisors Inc. is the Fund's principal underwriter (the Distributor). The Fund's shares are offered on a continuous basis.


Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to the Distributor daily. These charges amounted to $2,281,660 for fiscal year 2003. After paying commissions to personal financial advisors, and other expenses, the amount retained was $379,830. The amounts were $1,983,798 and $409,955 for fiscal year 2002, and $1,826,134 and $558,508 for fiscal year 2001.
Part of the sales charge may be paid to selling dealers who have agreements with the Distributor. The Distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.


SHAREHOLDER SERVICE AGREEMENT

With respect to Class Y shares, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of average daily net assets.

PLAN AND AGREEMENT OF DISTRIBUTION

For Class A and Class B shares, to help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, the Fund and the Distributor entered into a Plan and Agreement of Distribution (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a fee up to actual expenses incurred at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B. Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material change to expenses charged under the Class A plan.

Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of Class A and Class B shares; and overhead appropriately allocated to the sale of Class A and Class B shares. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the American Express mutual funds.


The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person, has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the most recent fiscal year, the Fund paid fees of $1,675,735 for Class A shares and $4,310,199 for Class B shares. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.


CUSTODIAN AGREEMENT

The Fund's securities and cash are held by American Express Trust Company, 200 AXP Financial Center, Minneapolis, MN 55474, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

--------------------------------------------------------------------------------
33   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP SMALL COMPANY INDEX FUND

Organizational Information

The Fund is an open-end management investment company. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS

As a shareholder in the Fund, you have voting rights over the Fund's management and fundamental policies. You are entitled to vote based on your total dollar interest in the Fund. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members. This means that you have as many votes as the dollar amount you own, including the fractional amount, multiplied by the number of members to be elected.

DIVIDEND RIGHTS

Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

AMERICAN EXPRESS FINANCIAL CORPORATION

AEFC has been a provider of financial services since 1894. Its family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.


In addition to managing assets of more than $62 billion for the American Express Funds, AEFC manages investments for itself and its subsidiaries, American Express Certificate Company and IDS Life Insurance Company. Total assets owned and managed as of the end of the most recent fiscal year were more than $193 billion.

The Distributor serves individuals and businesses through its nationwide network of more than 500 supervisory offices, more than 3,600 branch offices and more than 10,300 financial advisors.


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34   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP SMALL COMPANY INDEX FUND

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS

                                                               Date of              Form of         State of    Fiscal
Fund                                                         organization         organization    organization year end  Diversified
AXP(R) California Tax-Exempt Trust                                  4/7/86       Business Trust(2)       MA      6/30
   AXP(R) California Tax-Exempt Fund                                                                                         No
AXP(R) Dimensions Series, Inc.(4)                         2/20/68, 6/13/86(1)       Corporation       NV/MN      7/31
   AXP(R) Growth Dimensions Fund                                                                                            Yes
   AXP(R) New Dimensions Fund                                                                                               Yes
AXP(R) Discovery Series, Inc.(4)                          4/29/81, 6/13/86(1)       Corporation       NV/MN      7/31
   AXP(R) Discovery Fund                                                                                                    Yes
AXP(R) Equity Series, Inc.(4)                             3/18/57, 6/13/86(1)       Corporation       NV/MN     11/30
   AXP(R) Equity Select Fund                                                                                                Yes
AXP(R) Fixed Income Series, Inc.(4)                       6/27/74, 6/31/86(1)       Corporation       NV/MN      8/31
   AXP(R) Bond Fund                                                                                                         Yes
AXP(R) Global Series, Inc.                                        10/28/88          Corporation          MN     10/31
   AXP(R) Emerging Markets Fund                                                                                             Yes
   AXP(R) Global Balanced Fund                                                                                              Yes
   AXP(R) Global Bond Fund                                                                                                   No
   AXP(R) Global Growth Fund                                                                                                Yes
   AXP(R) Global Technology Fund(3)                                                                                          No
AXP(R) Government Income Series, Inc.(4)                           3/12/85          Corporation          MN      5/31
   AXP(R) Federal Income Fund                                                                                               Yes
   AXP(R) U.S. Government Mortgage Fund                                                                                     Yes
AXP(R) Growth Series, Inc.                                5/21/70, 6/13/86(1)       Corporation       NV/MN      7/31
   AXP(R) Growth Fund                                                                                                       Yes
   AXP(R) Large Cap Equity Fund                                                                                             Yes
   AXP(R) Large Cap Value Fund                                                                                              Yes
   AXP(R) Research Opportunities Fund                                                                                       Yes
AXP(R) High Yield Income Series, Inc.(4)                           8/17/83          Corporation          MN      5/31
   AXP(R) Extra Income Fund                                                                                                 Yes
AXP(R) High Yield Tax-Exempt Series, Inc.(4)             12/21/78, 6/13/86(1)       Corporation       NV/MN     11/30
   AXP(R) High Yield Tax-Exempt Fund                                                                                        Yes
AXP(R) Income Series, Inc.(4)                             2/10/45, 6/13/86(1)       Corporation       NV/MN      5/31
   AXP(R) Selective Fund                                                                                                    Yes
AXP(R) International Series, Inc.(4)                               7/18/84          Corporation          MN     10/31
   AXP(R) European Equity Fund                                                                                               No
   AXP(R) International Fund                                                                                                Yes
AXP(R) Investment Series, Inc.                            1/18/40, 6/13/86(1)       Corporation       NV/MN      9/30
   AXP(R) Diversified Equity Income Fund                                                                                    Yes
   AXP(R) Mid Cap Value Fund                                                                                                Yes
   AXP(R) Mutual                                                                                                            Yes
AXP(R) Managed Series, Inc.                                        10/9/84          Corporation          MN      9/30
   AXP(R) Managed Allocation Fund                                                                                           Yes

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35   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP SMALL COMPANY INDEX FUND

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS (continued)

                                                               Date of              Form of         State of     Fiscal
Fund                                                         organization         organization    organization  year end Diversified
AXP(R) Market Advantage Series, Inc.                               8/25/89          Corporation          MN      1/31
   AXP(R) Blue Chip Advantage Fund                                                                                          Yes
   AXP(R) Mid Cap Index Fund                                                                                                 No
   AXP(R) S&P 500 Index Fund                                                                                                 No
   AXP(R) Small Company Index Fund                                                                                          Yes
AXP(R) Money Market Series, Inc.                          8/22/75, 6/13/86(1)       Corporation       NV/MN      7/31
   AXP(R) Cash Management Fund                                                                                              Yes
AXP(R) Partners Series, Inc.                                       3/20/01          Corporation          MN      5/31
   AXP(R) Partners Fundamental Value Fund                                                                                   Yes
   AXP(R) Partners Select Value Fund                                                                                        Yes
   AXP(R) Partners Small Cap Core Fund                                                                                      Yes
   AXP(R) Partners Small Cap Value Fund                                                                                      No
   AXP(R) Partners Value Fund                                                                                               Yes
AXP(R) Partners International Series, Inc.                          5/9/01          Corporation          MN     10/31
   AXP(R) Partners International Aggressive Growth Fund                                                                     Yes
   AXP(R) Partners International Core Fund                                                                                  Yes
   AXP(R) Partners International Select Value Fund                                                                          Yes
   AXP(R) Partners International Small Cap Fund                                                                             Yes
AXP(R) Progressive Series, Inc.(4)                        4/23/68, 6/13/86(1)       Corporation       NV/MN      9/30
   AXP(R) Progressive Fund                                                                                                  Yes
AXP(R) Sector Series, Inc.(3),(4)                                  3/25/88          Corporation          MN      6/30
   AXP(R) Utilities Fund                                                                                                    Yes
AXP(R) Selected Series, Inc.(4)                                    10/5/84          Corporation          MN      3/31
   AXP(R) Precious Metals Fund                                                                                               No
AXP(R) Special Tax-Exempt Series Trust                              4/7/86       Business Trust(2)       MA      6/30
   AXP(R) Insured Tax-Exempt Fund                                                                                           Yes
   AXP(R) Massachusetts Tax-Exempt Fund                                                                                      No
   AXP(R) Michigan Tax-Exempt Fund                                                                                           No
   AXP(R) Minnesota Tax-Exempt Fund                                                                                          No
   AXP(R) New York Tax-Exempt Fund                                                                                           No
   AXP(R) Ohio Tax-Exempt Fund                                                                                               No
AXP(R) Stock Series, Inc.(4)                              2/10/45, 6/13/86(1)       Corporation       NV/MN      9/30
   AXP(R) Stock Fund                                                                                                        Yes
AXP(R) Strategy Series, Inc.                                       1/24/84          Corporation          MN      3/31
   AXP(R) Equity Value Fund                                                                                                 Yes
   AXP(R) Focused Growth Fund(3)                                                                                             No
   AXP(R) Partners Small Cap Growth Fund(3)                                                                                 Yes
   AXP(R) Small Cap Advantage Fund                                                                                          Yes
   AXP(R) Strategy Aggressive Fund                                                                                          Yes

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36   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP SMALL COMPANY INDEX FUND

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS (continued)

                                                               Date of              Form of         State of     Fiscal
Fund                                                         organization         organization    organization  year end Diversified
AXP(R) Tax-Exempt Series, Inc.                            9/30/76, 6/13/86(1)       Corporation       NV/MN     11/30
   AXP(R) Intermediate Tax-Exempt Fund                                                                                      Yes
   AXP(R) Tax-Exempt Bond Fund                                                                                              Yes
AXP(R) Tax-Free Money Series, Inc.(4)                     2/29/80, 6/13/86(1)       Corporation       NV/MN     12/31
   AXP(R) Tax-Free Money Fund                                                                                               Yes

(1)  Date merged into a Minnesota corporation incorporated on April 7, 1986.

(2) Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.

(3) Effective Feb. 7, 2002, AXP(R) Focus 20 Fund changed its name to AXP(R) Focused Growth Fund, AXP(R) Innovations Fund changed its name to AXP(R) Global Technology Fund, AXP(R) Small Cap Growth Fund changed its name to AXP(R) Partners Small Cap Growth Fund and AXP(R) Utilities Income Fund, Inc. created a series, AXP(R) Utilities Fund.

(4) Effective Nov. 13, 2002, AXP(R) Bond Fund, Inc. changed its name to AXP(R) Fixed Income Series, Inc. and created a series, AXP(R) Bond Fund, AXP(R) Discovery Fund, Inc. changed its name to AXP(R) Discovery Series, Inc. and created a series, AXP(R) Discovery Fund, AXP(R) Equity Select Fund, Inc. changed its name to AXP(R) Equity Series, Inc. and created a series, AXP(R) Equity Select Fund, AXP(R) Extra Income Fund, Inc. changed its name to AXP(R) High Yield Income Series, Inc. and created a series, AXP(R) Extra Income Fund, AXP(R) Federal Income Fund, Inc. changed its name to AXP(R) Government Income Series, Inc., AXP(R) High Yield Tax-Exempt Fund, Inc. changed its name to AXP(R) High Yield Tax-Exempt Series, Inc. and created a series, AXP(R) High Yield Tax-Exempt Fund, AXP(R) International Fund, Inc. changed its name to AXP(R) International Series, Inc., AXP(R) New Dimensions Fund, Inc. changed its name to AXP(R) Dimensions Series, Inc., AXP(R) Precious Metals Fund, Inc. changed its name to AXP(R) Selected Series, Inc. and created a series, AXP(R) Precious Metals Fund, AXP(R) Progressive Fund, Inc. changed its name to AXP(R) Progressive Series, Inc. and created a series, AXP(R) Progressive Fund, AXP(R) Selective Fund, Inc. changed its name to AXP(R) Income Series, Inc. and created a series, AXP(R) Selective Fund, AXP(R) Stock Fund, Inc. changed its name to AXP(R) Stock Series, Inc. and created a series, AXP(R) Stock Fund, AXP(R) Tax-Free Money Fund, Inc. changed its name to AXP(R) Tax-Free Money Series, Inc. and created a series, AXP(R) Tax-Free Money Fund, and AXP(R) Utilities Income Fund, Inc. changed its name to AXP(R) Sector Series, Inc.

--------------------------------------------------------------------------------
37   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP SMALL COMPANY INDEX FUND

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 77 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.


Independent Board Members

Name,                        Position held    Principal occupation        Other directorships        Committee memberships
address,                     with Fund and    during past five years
age                          length of
                             service
---------------------------- ---------------- --------------------------- -------------------------- --------------------------
Arne H. Carlson              Board member     Chair, Board Services                                  Joint Audit, Contracts,
901 S. Marquette Ave.        since 1999       Corporation (provides                                  Executive,  Investment
Minneapolis, MN 55402                         administrative services                                Review,  Board
Born in 1934                                  to boards). Former                                     Effectiveness
                                              Governor  of Minnesota
---------------------------- ---------------- --------------------------- -------------------------- --------------------------
Philip J. Carroll, Jr.       Board member     Retired Chairman and CEO,   Scottish Power PLC,        Joint Audit, Contracts
901 S. Marquette Ave.        since 2002       Fluor Corporation           Vulcan Materials
Minneapolis, MN 55402                         (engineering and            Company, Inc.
Born in 1937                                  construction) since 1998.   (construction
                                              Former President and CEO,   materials/chemicals)
                                              Shell Oil Company
---------------------------- ---------------- --------------------------- -------------------------- --------------------------
Livio D. DeSimone            Board member     Retired Chair of the        Cargill, Incorporated      Joint Audit, Contracts,
30 Seventh Street East       since 2001       Board and Chief Executive   (commodity merchants and   Executive
Suite 3050                                    Officer, Minnesota Mining   processors), General
St. Paul, MN 55101-4901                       and Manufacturing (3M)      Mills, Inc. (consumer
Born in 1936                                                              foods), Vulcan Materials
                                                                          Company (construction
                                                                          materials/chemicals),
                                                                          Milliken & Company
                                                                          (textiles and
                                                                          chemicals), and
                                                                          Nexia Biotechnologies,
                                                                          Inc.
---------------------------- ---------------- --------------------------- -------------------------- --------------------------
Heinz F. Hutter*             Board member     Retired President and                                  Board Effectiveness,
P.O. Box 2187                since 1994       Chief Operating Officer,                               Executive, Investment
Minneapolis, MN 55402                         Cargill, Incorporated                                  Review
Born in 1929                                  (commodity merchants and
                                              processors)
---------------------------- ---------------- --------------------------- -------------------------- --------------------------
Anne P. Jones                Board member     Attorney and Consultant     Motorola, Inc.             Joint Audit,  Board
5716 Bent Branch Rd.         since 1985                                   (electronics)              Effectiveness,  Executive
Bethesda, MD 20816
Born in 1935
---------------------------- ---------------- --------------------------- -------------------------- --------------------------
Stephen R. Lewis, Jr.**      Board member     Retired President and       Valmont Industries, Inc.   Contracts, Investment
222 South 9th Street #440    since 2002       Professor of Economics,     (manufactures irrigation   Review, Executive
Minneapolis, MN 55402                         Carleton College            systems)
Born in 1939
---------------------------- ---------------- --------------------------- -------------------------- --------------------------
Alan G. Quasha               Board member     President, Quadrant         Compagnie Financiere       Joint Audit,  Board
720 Fifth Avenue             since 2002       Management, Inc.            Richemont AG (luxury       Effectiveness
New York, NY 10019                            (management of private      goods)
Born in 1949                                  equities)
---------------------------- ---------------- --------------------------- -------------------------- --------------------------
Alan K. Simpson              Board member     Former three-term United    Biogen, Inc.               Investment Review,
1201 Sunshine Ave.           since 1997       States Senator for Wyoming  (biopharmaceuticals)       Board Effectiveness
Cody, WY 82414
Born in 1931
---------------------------- ---------------- --------------------------- -------------------------- --------------------------
Alison Taunton-Rigby         Board member     President, Forester         Synaptic Pharmaceuticals   Investment Review,
901 S. Marquette Ave.        since 2002       Biotech since 2000.         Corporation                Contracts
Minneapolis, MN 55402                         Former President and CEO,
Born in 1944                                  Aquila
                                              Biopharmaceuticals, Inc.
---------------------------- ---------------- --------------------------- -------------------------- --------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of one of the fund's subadvisers, American Century Investment Management, Inc.


** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
38   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP SMALL COMPANY INDEX FUND

Board Members Affiliated with AEFC***


Name,                        Position held    Principal occupation        Other directorships        Committee memberships
address,                     with Fund and    during past five years
age                          length of
                             service
---------------------------- ---------------- --------------------------- -------------------------- --------------------------
Barbara H. Fraser            Board member     Executive Vice President
1546 AXP Financial Center    since 2002       - AEFA Products and
Minneapolis, MN 55474                         Corporate Marketing of
Born in 1949                                  AEFC since 2002.
                                              President - Travelers
                                              Check Group, American
                                              Express Company,
                                              2001-2002. Management
                                              Consultant, Reuters,
                                              2000-2001. Managing
                                              Director - International
                                              Investments, Citibank
                                              Global,  1999-2000.
                                              Chairman and CEO,
                                              Citicorp Investment
                                              Services and Citigroup
                                              Insurance Group, U.S.,
                                              1998-1999
---------------------------- ---------------- --------------------------- -------------------------- --------------------------
Stephen W. Roszell           Board member     Senior Vice President -
50238 AXP Financial Center   since 2002,      Institutional Group of
Minneapolis, MN 55474        Vice             AEFC
Born in 1949                 President
                             since 2002
---------------------------- ---------------- --------------------------- -------------------------- --------------------------
William F. Truscott          Board member     Senior Vice President -
53600 AXP Financial Center   since 2001,      Chief Investment Officer
Minneapolis, MN 55474        Vice             of AEFC since 2001.
Born in 1960                 President        Former Chief Investment
                             since 2002       Officer and Managing
                                              Director, Zurich Scudder
                                              Investments
---------------------------- ---------------- --------------------------- -------------------------- --------------------------


*** Interested person by reason of being an officer, director and/or employee of AEFC.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers


Name,                        Position held    Principal occupation        Other directorships        Committee memberships
address,                     with Fund and    during past five years
age                          length of
                             service
---------------------------- ---------------- --------------------------- -------------------------- --------------------------
Jeffrey P. Fox               Treasurer        Vice President -
50005 AXP Financial Center   since 2002       Investment Accounting,
Minneapolis, MN 55474                         AEFC, since 2002; Vice
Born in 1955                                  President - Finance,
                                              American Express Company,
                                              2000-2002; Vice President
                                              - Corporate Controller,
                                              AEFC, 1996-2000
---------------------------- ---------------- --------------------------- -------------------------- --------------------------
Paula R. Meyer               President        Senior Vice President and
596 AXP Financial Center     since 2002       General Manager - Mutual
Minneapolis, MN 55474                         Funds, AEFC, since 2002;
Born in 1954                                  Vice President and
                                              Managing Director -
                                              American Express Funds,
                                              AEFC, 2000-2002; Vice
                                              President, AEFC,
                                              1998-2000
---------------------------- ---------------- --------------------------- -------------------------- --------------------------
Leslie L. Ogg                Vice             President of Board
901 S. Marquette Ave.        President,       Services Corporation
Minneapolis, MN 55402        General
Born in 1938                 Counsel, and
                             Secretary
                             since 1978
---------------------------- ---------------- --------------------------- -------------------------- --------------------------


--------------------------------------------------------------------------------
39   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP SMALL COMPANY INDEX FUND

Responsibilities of board with respect to Fund's management

The board initially approves an Investment Management Services Agreement and other contracts with American Express Financial Corporation (AEFC), one of AEFC's subsidiaries, and other service providers. Once the contracts are approved, the board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and AEFC's profitability in order to determine whether to continue existing contracts or negotiate new contracts.

Several committees facilitate its work


Executive Committee -- Acts for the board between meetings of the board. The committee held three meetings during the last fiscal year.

Joint Audit Committee -- Meets with the independent public accountant, internal auditors and corporate officers to review financial statements, reports, and compliance matters. Reports significant issues to the board and makes recommendations to the independent directors regarding the selection of the independent public accountant. The committee held four meetings during the last fiscal year.

Investment Review Committee -- Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the board. The committee held four meetings during the last fiscal year.

Board Effectiveness Committee -- Recommends to the board the size, structure and composition for the board; the compensation to be paid to members of the board; and a process for evaluating the board's performance. The committee also reviews candidates for board membership including candidates recommended by shareholders. To be considered, recommendations must include a curriculum vita and be mailed to the Chairman of the Board, American Express Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. The committee held five meetings during the last fiscal year.

Contracts Committee -- Receives and analyzes reports covering the level and quality of services provided under contracts with the Fund and advises the board regarding actions taken on these contracts during the annual review process. The committee held four meetings during the last fiscal year.


BOARD MEMBERS' HOLDINGS

The following table shows the Fund Board Members' ownership of American Express Funds.

Dollar range of equity securities beneficially owned on Dec. 31, 2002

Based on net asset values as of Dec. 31, 2002


                                                  Aggregate dollar range of
                               Dollar range of    equity securities of all
                              equity securities    American Express Funds
                                 in the Fund      overseen by Board Member
                                    Range                   Range
Arne H. Carlson                     none                over $100,000
Philip J. Carroll, Jr.              none                    none
Livio D. DeSimone                   none                over $100,000
Heinz F. Hutter                     none                over $100,000
Anne P. Jones                 $50,001-$100,000          over $100,000
Stephen R. Lewis, Jr.               none                 $1-$10,000
Alan G. Quasha                      none                    none
Alan K. Simpson                     none              $50,001-$100,000
Alison Taunton-Rigby                none                    none


--------------------------------------------------------------------------------
40   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP SMALL COMPANY INDEX FUND

COMPENSATION FOR BOARD MEMBERS


During the most recent fiscal year, the independent members of the Fund board, for attending up to 32 meetings, received the following compensation:


Compensation Table


                                                    Total cash compensation from
                                Aggregate            American Express Funds and
Board member*          compensation from the Fund   Preferred Master Trust Group
Philip J. Carroll, Jr.            $  367                     $ 30,917
Livio D. DeSimone                  1,658                      144,583
Heinz F. Hutter                    1,666                      145,433
Anne P. Jones                      1,816                      158,583
Stephen R. Lewis, Jr.              1,408                      123,083
Alan G. Quasha                     1,325                      114,283
Alan K. Simpson                    1,458                      127,133
Alison Taunton-Rigby                 467                       39,867


* Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.

As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.


Independent Auditors


The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

--------------------------------------------------------------------------------
41   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP SMALL COMPANY INDEX FUND

Appendix

DESCRIPTION OF RATINGS

Standard & Poor's Debt Ratings

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

o    Nature of and provisions of the obligation.

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

--------------------------------------------------------------------------------
42   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP SMALL COMPANY INDEX FUND

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's Long-Term Debt Ratings

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds that are rated Ba are judged to have speculative elements -- their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM RATINGS

Standard & Poor's Commercial Paper Ratings

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B    Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

--------------------------------------------------------------------------------
43   --   AXP MARKET ADVANTAGE SERIES, INC. -- AXP SMALL COMPANY INDEX FUND

Standard & Poor's Note Ratings

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay principal and interest.

Moody's Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics:
     (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's & S&P's

Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody's and by S&P. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody' s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

                                                              S-6357-20 L (4/03)

Investments in Securities

AXP Blue Chip Advantage Fund
Jan. 31, 2003

(Percentages represent value of investments compared to net assets)

Common stocks (98.6%)
Issuer                                        Shares              Value(a)

Aerospace & defense (2.2%)
Boeing                                       121,600            $3,841,344
Goodrich                                     713,000            12,263,600
Precision Castparts                           85,300             2,160,649
Raytheon                                     233,800             7,035,042
United Technologies                          135,400             8,608,732
Total                                                           33,909,367

Automotive & related (0.5%)
PACCAR                                        63,000             2,729,160
SPX                                          124,100(b)          4,604,110
Total                                                            7,333,270

Banks and savings & loans (9.5%)
AmSouth Bancorporation                       133,000             2,725,170
Bank of America                              357,500            25,042,875
Bank One                                     136,800             4,994,568
Charter One Financial                        249,300             7,207,263
Comerica                                      94,300             3,819,150
FleetBoston Financial                        234,600             6,125,406
Golden West Financial                         98,900             7,272,117
GreenPoint Financial                         221,600             9,553,176
J.P. Morgan Chase                            331,500             7,737,210
KeyCorp                                      201,900             4,855,695
Natl City                                    223,100             6,202,180
Regions Financial                            109,000             3,573,020
U.S. Bancorp                                 721,500            15,223,650
Wachovia                                     226,100             8,132,817
Washington Mutual                            456,500            15,726,425
Wells Fargo                                  388,700            18,412,719
Total                                                          146,603,441

Beverages & tobacco (4.0%)
Altria Group                                 410,100            15,530,487
Coca-Cola                                    453,100            18,332,426
Coca-Cola Enterprises                        300,000             6,609,000
Constellation Brands                         178,000(b)          4,462,460
Fortune Brands                                29,100             1,282,437
PepsiCo                                      370,000            14,977,600
Total                                                           61,194,410

Building materials & construction (1.5%)
Fluor                                        278,400             8,279,616
KB HOME                                      242,800            10,855,588
Masco                                        232,800             4,234,632
Total                                                           23,369,836

Chemicals (0.9%)
du Pont (EI) de Nemours                      234,100             8,865,367
PPG Inds                                     109,900             5,366,417
Total                                                           14,231,784

Communications equipment & services (2.0%)
AT&T Wireless Services                       525,200(b)          3,187,964
CIENA                                        299,100(b)          1,734,780
JDS Uniphase                                 264,300(b)            716,253
Lucent Technologies                          665,400(b)          1,237,644
Verizon Communications                       529,300            20,261,604
WebMD                                        335,900(b)          3,164,178
Total                                                           30,302,423

Computer software & services (5.0%)
BMC Software                                 626,800(b)         11,050,484
Intuit                                        55,100(b)          2,429,910
Microsoft                                  1,013,000(b)         48,076,980
Oracle                                     1,355,500(b)         16,306,665
Total                                                           77,864,039

Computers & office equipment (9.1%)
Cisco Systems                              1,507,100(b)         20,149,927
Citrix Systems                               799,100(b)         11,027,580
Computer Sciences                            273,800(b)          8,378,280
Dell Computer                                605,100(b)         14,437,686
EMC                                        1,143,300(b)          8,803,410
First Data                                   252,000             8,668,800
Fiserv                                       171,900(b)          5,358,295
Hewlett-Packard                              598,900(e)         10,426,849
Intl Business Machines                       376,200            29,430,126
Pitney Bowes                                 149,300             4,858,222
QLogic                                        42,300(b)          1,407,744
Sanmina-SCI                                  105,700(b,e)          386,862
Storage Technology                           333,500(b)          7,370,350
Sun Microsystems                             662,100(b)          2,045,889
Symantec                                     161,800(b)          7,552,824
Total                                                          140,302,844

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

Issuer                                        Shares              Value(a)

Electronics (1.9%)
Altera                                       115,800(b)         $1,271,484
American Power Conversion                    286,200(b)          4,453,272
Analog Devices                                54,900(b)          1,313,757
Corning                                      222,700(b)            908,616
Intel                                      1,135,700            17,785,062
Jabil Circuit                                128,800(b)          2,010,568
Maxim Integrated Products                     41,400             1,289,610
Total                                                           29,032,369

Energy (4.9%)
Anadarko Petroleum                           124,000             5,717,640
Apache                                        43,300             2,702,353
Burlington Resources                          86,300             3,805,830
ChevronTexaco                                163,900            10,555,160
ConocoPhillips                               131,200             6,322,528
Exxon Mobil                                1,250,500            42,704,575
FirstEnergy                                   69,300             2,162,160
Occidental Petroleum                          86,700             2,532,507
Total                                                           76,502,753

Energy equipment & services (1.2%)
Halliburton                                  329,100             6,173,916
Progress Energy                               54,700             2,210,427
Schlumberger                                 108,300             4,082,910
Transocean                                   273,300             6,223,041
Total                                                           18,690,294

Financial services (6.2%)
Citigroup                                    981,800            33,754,284
Countrywide Financial                        126,200             6,961,192
Fannie Mae                                   327,800            21,208,660
Freddie Mac                                  295,400            16,536,492
MBNA                                         285,600             4,806,648
Morgan Stanley                               163,700             6,204,230
Radian Group                                 175,800             6,487,020
Total                                                           95,958,526

Food (2.4%)
Archer-Daniels-Midland                       815,400             9,825,570
ConAgra Foods                                515,300            12,640,309
Kellogg                                      154,900             5,173,660
Sara Lee                                     498,200             9,934,108
Total                                                           37,573,647

Health care (13.6%)
Abbott Laboratories                          279,900            10,669,788
Amgen                                        334,500(b)         17,046,120
Applera-Applied
  Biosystems Group                           392,500             6,888,375
Becton, Dickinson & Co                       161,800             5,307,040
Biogen                                        30,400(b)          1,162,800
Boston Scientific                            274,700(b)         11,111,615
Bristol-Myers Squibb                         685,500            16,170,945
Chiron                                        38,300(b)          1,437,016
Genzyme-General Division                      45,600(b)          1,475,160
Guidant                                      120,800(b)          4,061,296
Johnson & Johnson                            614,300            32,932,623
Lilly (Eli)                                  167,900            10,114,296
MedImmune                                     51,200(b)          1,525,248
Medtronic                                    211,000             9,478,120
Merck & Co                                   572,400            31,705,236
Pfizer                                     1,202,800            36,517,008
Pharmacia                                    251,800            10,517,686
Watson Pharmaceuticals                        91,500(b)          2,770,620
Zimmer Holdings                                6,100(b)            250,100
Total                                                          211,141,092

Health care services (1.9%)
Anthem                                       145,700(b)          9,045,056
Coventry Health Care                         228,200(b)          6,332,550
Oxford Health Plans                          286,400(b)         10,089,872
Wellpoint Health Networks                     61,300(b)          4,455,284
Total                                                           29,922,762

Household products (3.5%)
Clorox                                       184,900             7,066,878
Energizer Holdings                            55,700(b)          1,359,080
Gillette                                     284,900             8,518,510
Kimberly-Clark                               112,700             5,220,264
Newell Rubbermaid                            200,000             5,570,000
Procter & Gamble                             274,400            23,480,408
Viad                                         151,200             3,250,800
Total                                                           54,465,940

Industrial equipment & services (0.6%)
Deere & Co                                   124,600             5,258,120
Ingersoll-Rand Cl A                           92,500(c)          3,631,550
Total                                                            8,889,670

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

Issuer                                        Shares              Value(a)

Insurance (4.1%)
American Intl Group                          462,700           $25,041,324
Fidelity Natl Financial                      176,700             5,958,324
Hartford Financial Services Group             65,800             2,742,544
Marsh & McLennan                             103,900             4,429,257
MetLife                                      424,000            11,350,480
Principal Financial Group                     67,300             1,924,780
Prudential Financial                         112,500             3,574,125
Travelers Property Casualty Cl B             194,000(b)          3,154,440
UnumProvident                                297,400             5,195,578
Total                                                           63,370,852

Leisure time & entertainment (1.7%)
AOL Time Warner                              722,100(b)          8,419,686
Harrah's Entertainment                        53,000(b)          1,922,840
Mattel                                       291,200             5,824,000
Viacom Cl B                                  258,200(b)          9,953,610
Total                                                           26,120,136

Media (1.6%)
Comcast Cl A                                 444,700(b)         11,842,361
McGraw-Hill Companies                        165,900             9,824,598
Omnicom Group                                 49,300             2,972,790
Total                                                           24,639,749

Metals (0.6%)
Alcoa                                        199,800             3,950,046
Newmont Mining                                77,900             2,255,205
Worthington Inds                             213,800             3,243,346
Total                                                            9,448,597

Multi-industry conglomerates (4.7%)
3M                                            62,600             7,796,830
BearingPoint                                 678,000(b)          5,349,420
Eastman Kodak                                191,900             5,814,570
General Electric                           1,811,300            41,913,482
Pentair                                      106,800             3,922,764
Tyco Intl                                    470,900(c)          7,539,109
Total                                                           72,336,175

Paper & packaging (0.2%)
Ball                                          47,600             2,499,000

Real estate investment trust (0.3%)
Equity Office Properties Trust                81,300             1,946,322
Equity Residential                            53,400             1,305,096
Simon Property Group                          36,000             1,177,200
Total                                                            4,428,618

Restaurants & lodging (0.3%)
Starbucks                                    212,100(b)          4,818,912

Retail (7.3%)
Gap                                          257,800             3,771,614
Home Depot                                   511,800            10,696,620
Kroger                                       499,900(b)          7,543,491
Limited Brands                               237,300             2,987,607
Lowe's Companies                             212,600             7,266,668
May Dept Stores                              282,100             5,783,050
Penney (JC)                                  406,600             7,883,974
Staples                                      642,700(b)         11,035,159
TJX Companies                                576,800            10,590,048
Wal-Mart Stores                              905,200            43,268,560
Winn-Dixie Stores                            148,900             2,084,600
Total                                                          112,911,391

Textiles & apparel (1.2%)
Jones Apparel Group                          325,400(b)         10,634,072
Liz Claiborne                                136,900             3,931,768
Reebok Intl                                  155,400(b)          4,699,296
Total                                                           19,265,136

Transportation (0.8%)
Burlington Northern Santa Fe                 279,500             7,258,615
United Parcel Service Cl B                    92,100             5,556,393
Total                                                           12,815,008

Utilities -- electric (2.2%)
AES                                          105,700(b)            366,779
Ameren                                        37,500             1,474,875
American Electric Power                       79,500             1,877,790
Calpine                                       73,000(b)            237,980
CenterPoint Energy                            59,000               411,230
Cinergy                                       44,500             1,410,650
Consolidated Edison                           50,300             2,007,976
Dominion Resources                            66,500             3,603,635
DTE Energy                                    40,800             1,710,336
Duke Energy                                  191,900             3,268,057
Entergy                                       52,000             2,311,400
Exelon                                        69,800             3,554,914
FPL Group                                     41,600             2,429,024
Mirant                                        77,700(b)            136,752
PPL                                           42,300             1,480,500
Public Service Enterprise Group               55,600             1,961,568
Sempra Energy                                 39,700               956,770
Southern Co                                  151,600             4,270,572
Texas Genco Holdings                           2,950(b)             44,427
Total                                                           33,515,235

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

Issuer                                        Shares              Value(a)

Utilities -- gas (0.3%)
Dynegy Cl A                                   71,200              $133,144
El Paso                                      113,500               957,940
KeySpan                                       27,400               931,600
Kinder Morgan                                 23,600             1,064,596
NICOR                                          8,500               267,325
NiSource                                      47,200(e)            838,744
Peoples Energy                                 6,900               253,989
Williams Companies                           100,400(e)            325,296
Total                                                            4,772,634

Utilities -- telephone (2.4%)
ALLTEL                                        60,400             2,830,948
AT&T                                         149,200             2,906,416
BellSouth                                    363,100             8,271,418
CenturyTel                                    27,500               834,075
Citizens Communications                       54,800(b)            536,492
Nextel Communications Cl A                   176,700(b)          2,229,954
Qwest Communications Intl                    325,100(b)          1,469,452
SBC Communications                           645,100            15,766,244
Sprint (FON Group)                           173,200             2,102,648
Sprint (PCS Group)                           193,300(b)            726,808
Total                                                           37,674,455

Total common stocks
(Cost: $1,844,006,319)                                      $1,525,904,365

Short-term securities (2.9%)
Issuer                   Annualized          Amount               Value(a)
                        yield on date      payable at
                         of purchase        maturity

U.S. government agencies (2.4%)
Federal Home Loan Bank Disc Nt
     02-21-03                1.25%        $3,400,000            $3,397,562
Federal Home Loan Mtge Corp Disc Nt
     03-13-03                1.29         10,000,000             9,986,780
Federal Natl Mtge Assn Disc Nt
     02-25-03                1.29         25,000,000            24,978,997
Total                                                           38,363,339

Commercial paper (0.5%)
CAFCO
     02-03-03                1.33          7,100,000(d)          7,099,213

Total short-term securities
(Cost: $45,461,337)                                            $45,462,552

Total investments in securities
(Cost: $1,889,467,656)(f)                                   $1,571,366,917

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Jan. 31, 2003, the value of foreign securities represented 0.7% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 6 to the financial statements):

     Type of security                           Contracts
     Purchase contracts
     S&P 500 Index, March 2003                     74
                                                   --

(f) At Jan. 31, 2003, the cost of securities for federal income tax purposes was $1,909,357,234 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                 $  39,308,830
     Unrealized depreciation                                  (377,299,147)
                                                              ------------
     Net unrealized depreciation                             $(337,990,317)
                                                             -------------


--------------------------------------------------------------------------------
14   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Blue Chip Advantage Fund

Jan. 31, 2003
Assets
Investments in securities, at value (Note 1)*
     (identified cost $1,889,467,656)                                                             $ 1,571,366,917
Capital shares receivable                                                                                  47,837
Dividends and accrued interest receivable                                                               2,154,711
Receivable for investment securities sold                                                                 271,950
U.S. government securities held as collateral (Note 5)                                                    681,086
                                                                                                          -------
Total assets                                                                                        1,574,522,501
                                                                                                    -------------
Liabilities
Disbursements in excess of cash on demand deposit                                                         122,507
Capital shares payable                                                                                     81,061
Payable upon return of securities loaned (Note 5)                                                      26,202,686
Accrued investment management services fee                                                                 20,138
Accrued distribution fee                                                                                   21,235
Accrued service fee                                                                                           336
Accrued transfer agency fee                                                                                 9,237
Accrued administrative services fee                                                                         1,180
Other accrued expenses                                                                                    217,343
                                                                                                          -------
Total liabilities                                                                                      26,675,723
                                                                                                       ----------
Net assets applicable to outstanding capital stock                                                $ 1,547,846,778
                                                                                                  ===============
Represented by
Capital stock -- $.01 par value (Note 1)                                                          $     2,591,348
Additional paid-in capital                                                                          2,920,729,342
Undistributed net investment income                                                                     1,222,525
Accumulated net realized gain (loss) (Note 9)                                                      (1,057,662,343)
Unrealized appreciation (depreciation) on investments (Note 6)                                       (319,034,094)
                                                                                                     ------------
Total -- representing net assets applicable to outstanding capital stock                          $ 1,547,846,778
                                                                                                  ===============
Net assets applicable to outstanding shares:                Class A                               $   851,734,412
                                                            Class B                               $   567,569,527
                                                            Class C                               $     4,045,423
                                                            Class Y                               $   124,497,416
Net asset value per share of outstanding capital stock:     Class A shares     141,214,574        $          6.03
                                                            Class B shares      96,629,896        $          5.87
                                                            Class C shares         690,661        $          5.86
                                                            Class Y shares      20,599,647        $          6.04
                                                                                ----------        ---------------
*Including securities on loan, at value (Note 5)                                                  $    25,472,510
                                                                                                  ---------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

Statement of operations
AXP Blue Chip Advantage Fund

Year ended Jan. 31, 2003
Investment income
Income:
Dividends                                                                    $  33,633,123
Interest                                                                           563,673
Fee income from securities lending -- net (Note 5)                                  40,475
   Less foreign taxes withheld                                                     (76,648)
                                                                                   -------
Total income                                                                    34,160,623
                                                                                ----------
Expenses (Note 2):
Investment management services fee                                               9,411,815
Distribution fee
   Class A                                                                       2,869,500
   Class B                                                                       7,755,749
   Class C                                                                          46,784
Transfer agency fee                                                              4,677,569
Incremental transfer agency fee
   Class A                                                                         266,887
   Class B                                                                         299,446
   Class C                                                                           2,595
Service fee -- Class Y                                                             200,021
Administrative services fees and expenses                                          587,696
Compensation of board members                                                       24,322
Custodian fees                                                                     164,646
Printing and postage                                                               522,062
Registration fees                                                                   31,716
Audit fees                                                                          25,500
Other                                                                               36,297
                                                                                    ------
Total expenses                                                                  26,922,605
   Earnings credits on cash balances (Note 2)                                      (38,503)
                                                                                   -------
Total net expenses                                                              26,884,102
                                                                                ----------
Investment income (loss) -- net                                                  7,276,521
                                                                                 ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                             (325,811,197)
   Futures contracts                                                              (197,905)
   Options contracts written (Note 7)                                            1,687,394
                                                                                 ---------
Net realized gain (loss) on investments                                       (324,321,708)
Net change in unrealized appreciation (depreciation) on investments           (288,292,776)
                                                                              ------------
Net gain (loss) on investments                                                (612,614,484)
                                                                              ------------
Net increase (decrease) in net assets resulting from operations              $(605,337,963)
                                                                             =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

Statements of changes in net assets
AXP Blue Chip Advantage Fund

Year ended Jan. 31,                                                           2003                         2002
Operations and distributions
Investment income (loss) -- net                                         $     7,276,521             $     9,154,484
Net realized gain (loss) on investments                                    (324,321,708)               (643,873,439)
Net change in unrealized appreciation (depreciation) on investments        (288,292,776)               (166,193,493)
                                                                           ------------                ------------
Net increase (decrease) in net assets resulting from operations            (605,337,963)               (800,912,448)
                                                                           ------------                ------------
Distributions to shareholders from:
   Net investment income
     Class A                                                                 (5,062,662)                 (8,756,823)
     Class B                                                                         --                     (72,644)
     Class C                                                                         --                      (2,695)
     Class Y                                                                 (1,215,387)                 (1,883,194)
   Net realized gain
     Class A                                                                         --                  (3,444,592)
     Class B                                                                         --                  (2,407,456)
     Class C                                                                         --                     (12,034)
     Class Y                                                                         --                    (637,827)
                                                                             ----------                 -----------
Total distributions                                                          (6,278,049)                (17,217,265)
                                                                             ----------                 -----------
Capital share transactions (Note 4)
Proceeds from sales
     Class A shares (Note 2)                                                182,752,085                 323,585,092
     Class B shares                                                          47,803,193                 120,406,190
     Class C shares                                                           1,661,370                   3,453,956
     Class Y shares                                                          58,125,349                  81,833,717
Reinvestment of distributions at net asset value
     Class A shares                                                           4,932,119                  12,011,066
     Class B shares                                                                  --                   2,443,924
     Class C shares                                                                  --                      14,546
     Class Y shares                                                           1,215,387                   2,521,021
Payments for redemptions
     Class A shares                                                        (541,090,333)               (610,041,402)
     Class B shares (Note 2)                                               (301,061,281)               (300,902,888)
     Class C shares (Note 2)                                                 (1,655,252)                 (1,084,959)
     Class Y shares                                                        (169,455,492)                (82,971,052)
                                                                           ------------                 -----------
Increase (decrease) in net assets from capital share transactions          (716,772,855)               (448,730,789)
                                                                           ------------                ------------
Total increase (decrease) in net assets                                  (1,328,388,867)             (1,266,860,502)
Net assets at beginning of year                                           2,876,235,645               4,143,096,147
                                                                          -------------               -------------
Net assets at end of year                                               $ 1,547,846,778             $ 2,876,235,645
                                                                        ===============             ===============
Undistributed net investment income                                     $     1,222,525             $       290,459
                                                                        ---------------             ---------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

Notes to Financial Statements

AXP Blue Chip Advantage Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Market Advantage Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Market Advantage Series has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. Under normal market conditions, at least 80% of the Fund's net assets are invested in blue chip stocks. Blue chip stocks are issued by companies with a market capitalization of at least $1 billion, an established management, a history of consistent earnings and a leading position within their respective industries.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
18   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write call options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option and the cost of a security for a purchased call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy financial futures contracts and also may buy call options on these futures contracts. Risks of entering into futures contracts include the possibility of an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $66,406 and accumulated net realized loss has been decreased by $66,406.

--------------------------------------------------------------------------------
19   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended Jan. 31,                              2003                    2002
Class A
Distributions paid from:
      Ordinary income                       $5,062,662               $8,764,663
      Long-term capital gain                        --                3,436,752

Class B
Distributions paid from:
      Ordinary income                               --                   78,128
      Long-term capital gain                        --                2,401,972

Class C
Distributions paid from:
      Ordinary income                               --                    2,722
      Long-term capital gain                        --                   12,007

Class Y
Distributions paid from:
      Ordinary income                        1,215,387                1,884,647
      Long-term capital gain                        --                  636,374

As of Jan. 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                $     1,211,075
Accumulated gain (loss)                                      $(1,038,694,670)
Unrealized appreciation (depreciation)                       $  (337,990,317)

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
20   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.54% to 0.35% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Core Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.08% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, changing the maximum adjustment from 0.08% to 0.12% and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began on Dec. 1, 2002. The adjustment decreased the fee by $495,250 for the year ended Jan. 31, 2003.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $19.00

o    Class B $20.00

o    Class C $19.50

o    Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,480,972 for Class A, $845,724 for Class B and $1,348 for Class C for the year ended Jan. 31, 2003.

During the year ended Jan. 31, 2003, the Fund's custodian and transfer agency fees were reduced by $38,503 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

--------------------------------------------------------------------------------
21   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $2,180,319,479 and $2,855,108,926, respectively, for the year ended Jan. 31, 2003. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                            Year ended Jan. 31, 2003
                                             Class A          Class B      Class C        Class Y
Sold                                      24,860,224        7,033,264      245,508      8,374,682
Issued for reinvested distributions          732,455               --           --        178,866
Redeemed                                 (77,333,074)     (45,318,877)    (249,971)   (24,560,966)
                                         -----------      -----------     --------    -----------
Net increase (decrease)                  (51,740,395)     (38,285,613)      (4,463)   (16,007,418)
                                         -----------      -----------       ------    -----------

                                                            Year ended Jan. 31, 2002
                                             Class A          Class B      Class C        Class Y
Sold                                      38,872,139       14,573,762      415,918      9,742,256
Issued for reinvested distributions        1,477,969          312,173        1,844        310,183
Redeemed                                 (73,840,776)     (37,327,995)    (137,519)    (9,882,257)
                                         -----------      -----------     --------     ----------
Net increase (decrease)                  (33,490,668)     (22,442,060)     280,243        170,182
                                         -----------      -----------      -------        -------

5. LENDING OF SECURITIES

At Jan. 31, 2003, securities valued at $25,472,510 were on loan to brokers. For collateral, the Fund received $25,521,600 in cash and U.S. government securities valued at $681,086. Income from securities lending amounted to $40,475 for the year ended Jan. 31, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. STOCK INDEX FUTURES CONTRACTS

As of Jan. 31, 2003, investments in securities included securities valued at $4,461,656 that were pledged as collateral to cover initial margin deposits on 74 open purchase contracts. The notional market value of the open purchase contracts as of Jan. 31, 2003 was $15,811,950 with a net unrealized loss of $933,355. See "Summary of significant accounting policies."

--------------------------------------------------------------------------------
22   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

7. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                                   Year ended Jan. 31, 2003
                                                              Calls
                                                    Contracts       Premiums
Balance Jan. 31, 2002                                 2,900       $ 1,280,244
Opened                                               29,642         3,832,790
Closed                                              (24,761)       (3,801,323)
Exercised                                            (7,781)       (1,311,711)
                                                     ------        ----------
Balance Jan. 31, 2003                                    --       $        --
                                                     ------        ----------

See "Summary of significant accounting policies."

8. BANK BORROWINGS

The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Fund Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the year ended Jan. 31, 2003.

9. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $1,038,694,670 as of Jan. 31, 2003, that will expire in 2010 through 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
23   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                          2003       2002        2001       2000      1999
Net asset value, beginning of period                                $ 7.94     $ 9.92      $11.80     $11.88    $ 9.49
Income from investment operations:
Net investment income (loss)                                           .04        .03         .05        .03       .06
Net gains (losses) (both realized and unrealized)                    (1.92)     (1.95)       (.76)      1.11      2.55
Total from investment operations                                     (1.88)     (1.92)       (.71)      1.14      2.61
Less distributions:
Dividends from net investment income                                  (.03)      (.04)       (.04)      (.03)     (.06)
Distributions from realized gains                                       --       (.02)      (1.13)     (1.19)     (.16)
Total distributions                                                   (.03)      (.06)      (1.17)     (1.22)     (.22)
Net asset value, end of period                                      $ 6.03     $ 7.94      $ 9.92     $11.80    $11.88

Ratios/supplemental data
Net assets, end of period (in millions)                               $852     $1,533      $2,247     $2,455    $1,863
Ratio of expenses to average daily net assets(c)                     1.00%       .89%        .85%       .83%      .73%
Ratio of net investment income (loss) to average daily net assets     .61%       .54%        .50%       .40%      .69%
Portfolio turnover rate (excluding short-term securities)             104%       135%        140%        81%      105%
Total return(e)                                                    (23.70%)   (19.38%)     (5.34%)     9.30%    27.71%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
24   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                          2003       2002        2001       2000      1999
Net asset value, beginning of period                                $ 7.76     $ 9.72      $11.63     $11.79    $ 9.43
Income from investment operations:
Net investment income (loss)                                            --         --          --         --        --
Net gains (losses) (both realized and unrealized)                    (1.89)     (1.94)       (.78)      1.03      2.52
Total from investment operations                                     (1.89)     (1.94)       (.78)      1.03      2.52
Less distributions:
Dividends from net investment income                                    --         --          --         --        --
Distributions from realized gains                                       --       (.02)      (1.13)     (1.19)     (.16)
Total distributions                                                     --       (.02)      (1.13)     (1.19)     (.16)
Net asset value, end of period                                      $ 5.87     $ 7.76      $ 9.72     $11.63    $11.79
Ratios/supplemental data

Net assets, end of period (in millions)                               $568     $1,047      $1,530     $1,588    $1,109
Ratio of expenses to average daily net assets(c)                     1.77%      1.65%       1.60%      1.59%     1.49%
Ratio of net investment income (loss) to average daily net assets    (.16%)     (.22%)      (.25%)     (.36%)    (.07%)
Portfolio turnover rate (excluding short-term securities)             104%       135%        140%        81%      105%
Total return(e)                                                    (24.36%)   (19.98%)     (6.01%)     8.45%    26.75%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
25   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                          2003       2002     2001(b)
Net asset value, beginning of period                                $ 7.74     $ 9.70      $11.99
Income from investment operations:
Net investment income (loss)                                            --         --         .03
Net gains (losses) (both realized and unrealized)                   (1.88)     (1.94)      (1.16)
Total from investment operations                                    (1.88)     (1.94)      (1.13)
Less distributions:
Dividends from net investment income                                    --         --       (.03)
Distributions from realized gains                                       --      (.02)      (1.13)
Total distributions                                                     --      (.02)      (1.16)
Net asset value, end of period                                      $ 5.86     $ 7.74      $ 9.70

Ratios/supplemental data
Net assets, end of period (in millions)                                 $4         $5          $4
Ratio of expenses to average daily net assets(c)                     1.79%      1.67%       1.60%(d)
Ratio of net investment income (loss) to average daily net assets    (.16%)     (.26%)       .04%(d)
Portfolio turnover rate (excluding short-term securities)             104%       135%        140%
Total return(e)                                                    (24.29%)   (19.98%)     (8.79%)(f)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
26   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                          2003       2002        2001       2000      1999
Net asset value, beginning of period                                $ 7.96     $ 9.94      $11.81     $11.89    $ 9.50
Income from investment operations:
Net investment income (loss)                                           .05        .04         .06        .04       .07
Net gains (losses) (both realized and unrealized)                    (1.93)     (1.95)       (.75)      1.11      2.55
Total from investment operations                                     (1.88)     (1.91)       (.69)      1.15      2.62
Less distributions:
Dividends from net investment income                                  (.04)      (.05)       (.05)      (.04)     (.07)
Distributions from realized gains                                       --       (.02)      (1.13)     (1.19)     (.16)
Total distributions                                                   (.04)      (.07)      (1.18)     (1.23)     (.23)
Net asset value, end of period                                      $ 6.04     $ 7.96      $ 9.94     $11.81    $11.89

Ratios/supplemental data
Net assets, end of period (in millions)                               $124       $291        $362       $369      $323
Ratio of expenses to average daily net assets(c)                      .82%       .72%        .68%       .69%      .66%
Ratio of net investment income (loss) to average daily net assets     .76%       .70%        .67%       .54%      .77%
Portfolio turnover rate (excluding short-term securities)             104%       135%        140%        81%      105%
Total return(e)                                                    (23.63%)   (19.23%)     (5.16%)     9.44%    27.82%

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) Total return does not reflect payment of a sales charge.

(f) Not annualized.

--------------------------------------------------------------------------------
27   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP MARKET ADVANTAGE SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Blue Chip Advantage Fund (a series of AXP Market Advantage Series, Inc.) as of January 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended January 31, 2003, and the financial highlights for each of the years in the five-year period ended January 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Blue Chip Advantage Fund as of January 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

March 14, 2003

--------------------------------------------------------------------------------
28   --   AXP BLUE CHIP ADVANTAGE FUND   --   2003 ANNUAL REPORT

Investments in Securities

AXP S&P 500 Index Fund
Jan. 31, 2003

(Percentages represent value of investments compared to net assets)

Common stocks (97.7%)
Issuer                                                 Shares        Value(a)

Aerospace & defense (1.6%)
Boeing                                                 32,974      $1,041,648
General Dynamics                                        7,895         522,175
Goodrich                                                4,519          77,727
Lockheed Martin                                        17,913         914,459
Northrop Grumman                                        7,153         653,856
Raytheon                                               15,942         479,695
Rockwell Automation                                     7,291         168,058
Rockwell Collins                                        7,181         148,144
United Technologies                                    18,601       1,182,651
Total                                                               5,188,413

Airlines (0.1%)
AMR                                                     6,120(b)       17,748
Delta Air Lines                                         4,839          44,228
Southwest Airlines                                     30,424         397,034
Total                                                                 459,010

Automotive & related (0.9%)
Cooper Tire & Rubber                                    2,887          41,284
Cummins                                                 1,620          40,014
Dana                                                    5,831          62,800
Delphi                                                 21,926         186,810
Eaton                                                   2,770         196,892
Ford Motor                                             72,067         656,529
General Motors                                         22,009         799,586
Genuine Parts                                           6,854         202,193
Goodyear Tire & Rubber                                  6,882          36,475
Hayes Lemmerz Intl                                         86(b)            9
Johnson Controls                                        3,486         281,564
Navistar Intl                                           2,365(b)       56,926
PACCAR                                                  4,546         196,933
Snap-On                                                 2,291          58,421
Visteon                                                 5,101          35,044
Total                                                               2,851,480

Banks and savings & loans (8.3%)
AmSouth Bancorporation                                 13,954         285,917
Bank of America                                        58,774       4,117,120
Bank of New York                                       30,081         761,049
Bank One                                               45,735       1,669,785
BB&T                                                   18,807         631,163
Charter One Financial                                   8,877         256,634
Comerica                                                6,865         278,033
Fifth Third Bancorp                                    22,695       1,210,778
First Tennessee Natl                                    4,925         184,688
FleetBoston Financial                                  41,216       1,076,150
Golden West Financial                                   6,025         443,018
Huntington Bancshares                                   9,247         175,416
J.P. Morgan Chase                                      78,404       1,829,949
KeyCorp                                                16,686         401,298
Marshall & Ilsley                                       8,571         232,274
Mellon Financial                                       16,922         387,006
Natl City                                              24,032         668,090
North Fork Bancorporation                               6,341         205,639
Northern Trust                                          8,680         296,856
PNC Financial Services Group                           11,153         491,178
Regions Financial                                       8,682         284,596
SouthTrust                                             13,623         355,015
State Street                                           12,743         504,495
SunTrust Banks                                         11,140         631,081
Synovus Financial                                      11,774         227,591
U.S. Bancorp                                           75,224       1,587,226
Union Planters                                          7,783         219,636
Wachovia                                               53,421       1,921,553
Washington Mutual                                      37,177       1,280,748
Wells Fargo                                            66,441       3,147,310
Zions Bancorp                                           3,570         147,869
Total                                                              25,909,161

Beverages & tobacco (4.1%)
Altria Group                                           81,239       3,076,521
Anheuser-Busch                                         33,611       1,595,514
Brown-Forman Cl B                                       2,680         166,535
Coca-Cola                                              97,354       3,938,943
Coca-Cola Enterprises                                  17,651         388,852
Coors (Adolph) Cl B                                     1,422          85,604
Fortune Brands                                          5,857         258,118
Pepsi Bottling Group                                   11,014         279,205
PepsiCo                                                67,824       2,745,516
RJ Reynolds Tobacco Holdings                            3,463         146,693
UST                                                     6,636         205,052
Total                                                              12,886,553

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP INDEX FUNDS   --   2003 ANNUAL REPORT

AXP S&P 500 Index Fund

Issuer                                                 Shares        Value(a)

Building materials & construction (0.6%)
Centex                                                  2,418        $127,961
Fluor                                                   3,149          93,651
Georgia-Pacific                                         9,819         151,016
KB HOME                                                 1,873          83,742
Louisiana-Pacific                                       4,103(b)       29,952
Masco                                                  19,324         351,504
Pulte Homes                                             2,397         119,802
Sherwin-Williams                                        5,885         156,776
Temple-Inland                                           2,104          90,935
Vulcan Materials                                        3,978         135,451
Weyerhaeuser                                            8,597         413,085
Total                                                               1,753,875

Chemicals (1.7%)
Air Products & Chemicals                                8,919         369,693
Allied Waste Inds                                       7,735(b)       75,648
Dow Chemical                                           35,783       1,039,854
du Pont (EI) de Nemours                                39,018       1,477,613
Eastman Chemical                                        3,027         103,614
Ecolab                                                  5,088         250,838
Engelhard                                               5,010         103,757
Great Lakes Chemical                                    1,961          43,593
Hercules                                                4,284(b)       35,514
Millipore                                               1,896          61,260
Pall                                                    4,821          74,774
PPG Inds                                                6,659         325,159
Praxair                                                 6,354         346,547
Rohm & Haas                                             8,678         267,716
Sigma-Aldrich                                           2,815         126,309
Waste Management                                       23,902         549,507
Total                                                               5,251,396

Communications equipment & services (2.4%)
ADC Telecommunications                                 31,278(b)       71,939
Andrew Corp                                             3,844(b)       35,519
AT&T Wireless Services                                106,380(b)      645,727
Avaya                                                  14,210(b)       35,809
Broadcom Cl A                                          10,826(b)      146,584
CIENA                                                  16,949(b)       98,304
JDS Uniphase                                           55,542(b)      150,519
Lucent Technologies                                   134,798(b)      250,724
Motorola                                               90,358         721,057
NEON Communications                                        61(b,g)         --
QUALCOMM                                               30,829(b)    1,161,020
Scientific-Atlanta                                      6,053          67,188
Tellabs                                                16,176(b)      126,011
Teradyne                                                7,182(b)       74,621
Verizon Communications                                107,429       4,112,383
Total                                                               7,697,405

Computer software & services (5.1%)
Adobe Systems                                           9,274         245,019
Autodesk                                                4,429          66,169
Automatic Data Processing                              23,516         815,300
BMC Software                                            9,243(b)      162,954
Electronic Arts                                         5,551(b)      287,597
Intuit                                                  8,064(b)      355,622
Lexmark Intl Cl A                                       4,947(b)      299,491
Microsoft                                             209,952(b,e)  9,964,323
Oracle                                                210,321(b)    2,530,163
Parametric Technology                                  10,256(b)       24,614
PeopleSoft                                             12,291(b)      238,322
Rational Software                                       7,661(b)       79,674
SunGard Data Systems                                   11,116(b)      216,095
VERITAS Software                                       16,161(b)      294,971
Yahoo!                                                 23,202(b)      422,276
Total                                                              16,002,590

Computers & office equipment (6.0%)
Apple Computer                                         14,087(b)      202,289
Cisco Systems                                         283,720(b)    3,793,336
Citrix Systems                                          6,709(b)       92,584
Clarent                                                   194(b,g)         --
Computer Associates Intl                               22,513         300,999
Computer Sciences                                       6,735(b)      206,091
Compuware                                              14,835(b)       51,923
Comverse Technology                                     7,358(b)       70,048
Concord EFS                                            19,974(b)      292,819
Convergys                                               6,797(b)       86,662
Dell Computer                                         101,702(b)    2,426,610
Deluxe                                                  2,423          97,502
drkoop.com                                                140(b,g)         --
Electronic Data Systems                                18,708         317,101
EMC                                                    86,380(b)      665,126
Equifax                                                 5,577         119,404
First Data                                             29,541       1,016,210
Fiserv                                                  7,517(b)      234,312
Gadzoox Networks                                          138(b,g)         --
Gateway                                                12,724(b)       33,337
Globix                                                    104(b)            1
Hewlett-Packard                                       119,831       2,086,258
iBEAM Broadcasting                                         31(b,g)         --

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15   --   AXP INDEX FUNDS   --   2003 ANNUAL REPORT

AXP S&P 500 Index Fund

Issuer                                                 Shares        Value(a)

Computers & office equipment (cont.)
Intl Business Machines                                 66,376      $5,192,595
Mercury Interactive                                     3,312(b)      117,477
NCR                                                     3,829(b)       73,861
Netcentives                                                83(b,g)         --
Network Appliance                                      13,231(b)      143,027
Novell                                                 14,302(b)       46,338
NVIDIA                                                  6,004(b)       61,961
Peregrine Systems                                       1,314(b)          283
Pitney Bowes                                            9,288         302,232
QLogic                                                  3,663(b)      121,905
SABRE Holdings Cl A                                     5,593(b)      100,338
Sanmina-SCI                                            20,738(b)       75,901
Siebel Systems                                         19,028(b)      159,074
Solectron                                              32,433(b)      116,434
Sun Microsystems                                      122,304(b)      377,919
Unisys                                                 12,738(b)      118,718
Total                                                              19,100,675

Electronics (3.0%)
Advanced Micro Devices                                 13,480(b)       70,635
Agilent Technologies                                   18,330(b)      302,078
Altera                                                 15,022(b)      164,942
American Power Conversion                               7,697(b)      119,765
Analog Devices                                         14,360(b)      343,635
Applied Materials                                      64,717(b)      774,662
Applied Micro Circuits                                 11,858(b)       42,926
Corning                                                45,080(b)      183,926
Intel                                                 260,160       4,074,105
Jabil Circuit                                           7,770(b)      121,290
KLA-Tencor                                              7,406(b)      241,732
Linear Technology                                      12,257         320,275
LSI Logic                                              14,598(b)       64,377
Maxim Integrated Products                              12,577         391,774
Micron Technology                                      23,759(b)      195,061
Molex                                                   7,550         158,475
Natl Semiconductor                                      7,105(b)       93,786
Novellus Systems                                        5,835(b)      171,841
PerkinElmer                                             4,954          38,641
PMC-Sierra                                              6,573(b)       36,152
Power-One                                               3,135(b)       15,424
Symbol Technologies                                     9,044          76,241
Tektronix                                               3,408(b)       56,232
Texas Instruments                                      67,974       1,080,787
Thomas & Betts                                          2,286(b)       38,588
Xilinx                                                 13,234(b)      261,901
Total                                                               9,439,251

Energy (5.2%)
Amerada Hess                                            3,501         165,247
Anadarko Petroleum                                      9,760         450,034
Apache                                                  5,657         353,053
Ashland                                                 2,675          74,205
Burlington Resources                                    7,902         348,478
ChevronTexaco                                          41,948       2,701,451
ConocoPhillips                                         26,578       1,280,794
Devon Energy                                            6,149         278,550
EOG Resources                                           4,533         175,699
Exxon Mobil                                           264,234       9,023,592
FirstEnergy                                            11,686         364,603
Kerr-McGee                                              3,938         164,490
Marathon Oil                                           12,255         256,130
Occidental Petroleum                                   14,802         432,366
Sunoco                                                  2,988          93,584
Unocal                                                 10,125         281,981
Total                                                              16,444,257

Energy equipment & services (0.9%)
Baker Hughes                                           13,182         398,888
BJ Services                                             6,153(b)      188,097
Halliburton                                            17,139         321,528
McDermott Intl                                          2,496(b)       10,084
Nabors Inds                                             5,677(b,c)    209,197
Noble                                                   5,254(b)      180,107
Progress Energy                                         9,306         376,055
Rowan Companies                                         3,664          75,588
Schlumberger                                           22,806         859,787
Transocean                                             12,537         285,467
Total                                                               2,904,798

Financial services (7.0%)
American Express                                       51,617       1,833,952
Bear Stearns Companies                                  3,776         234,301
Capital One Financial                                   8,711         270,477
Citigroup                                             201,699       6,934,411
Countrywide Financial                                   4,965         273,869
Fannie Mae                                             39,074       2,528,088
Franklin Resources                                     10,205         340,235
Freddie Mac                                            27,326       1,529,709
Goldman Sachs Group                                    18,751       1,276,943
H&R Block                                               7,094         268,792
Household Intl                                         18,598         507,911
Lehman Brothers Holdings                                9,327         508,601
MBNA                                                   50,173         844,412
Merrill Lynch                                          33,945       1,188,754

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16   --   AXP INDEX FUNDS   --   2003 ANNUAL REPORT

AXP S&P 500 Index Fund

Issuer                                                 Shares        Value(a)

Financial services (cont.)
MGIC Investment                                         3,941        $169,975
Morgan Stanley                                         42,631       1,615,715
Paychex                                                14,767         371,833
Providian Financial                                    11,341(b)       72,469
Schwab (Charles)                                       52,762         486,466
SLM                                                     6,036         641,204
Spectrasite Holdings                                      646(b)           38
Stilwell Financial                                      8,734         110,834
T. Rowe Price Group                                     4,798         128,299
Total                                                              22,137,288

Food (1.6%)
Archer-Daniels-Midland                                 25,398         306,046
Campbell Soup                                          16,096         385,821
ConAgra Foods                                          21,088         517,289
General Mills                                          14,448         649,149
Heinz (HJ)                                             13,792         445,620
Hershey Foods                                           5,346         344,817
Kellogg                                                16,031         535,435
Sara Lee                                               30,620         610,563
SUPERVALU                                               5,240          77,971
Sysco                                                  25,799         757,716
Wrigley (Wm) Jr                                         8,847         491,185
Total                                                               5,121,612

Furniture & appliances (0.2%)
Black & Decker                                          3,162         115,856
Leggett & Platt                                         7,639         154,308
Maytag                                                  3,061          77,351
Stanley Works                                           3,463          92,185
Whirlpool                                               2,674         138,968
Total                                                                 578,668

Health care (13.2%)
Abbott Laboratories                                    61,365       2,339,234
Allergan                                                5,079         308,143
Amgen                                                  50,550(b)    2,576,028
Applera-Applied Biosystems Group                        8,214         144,156
Bard (CR)                                               2,027         114,890
Bausch & Lomb                                           2,115          70,324
Baxter Intl                                            23,296         656,481
Becton, Dickinson & Co                                 10,080         330,624
Biogen                                                  5,856(b)      223,992
Biomet                                                 10,199         284,970
Boston Scientific                                      16,016(b)      647,847
Bristol-Myers Squibb                                   76,071       1,794,515
Chiron                                                  7,392(b)      277,348
Forest Laboratories                                    14,210(b)      735,368
Genzyme-General Division                                8,422(b)      272,452
Guidant                                                12,001(b)      403,474
Johnson & Johnson                                     116,659       6,254,088
King Pharmaceuticals                                    9,449(b)      138,711
Lilly (Eli)                                            44,122       2,657,909
MedImmune                                               9,858(b)      293,670
Medtronic                                              47,918       2,152,477
Merck & Co                                             88,187       4,884,678
Pfizer                                                241,979       7,346,481
Pharmacia                                              50,775       2,120,872
Quest Diagnostics                                       3,840(b)      206,515
Schering-Plough                                        57,601       1,043,154
St. Jude Medical                                        6,968(b)      303,596
Stryker                                                 7,779         468,607
Waters                                                  5,064(b)      116,725
Watson Pharmaceuticals                                  4,188(b)      126,813
Wyeth                                                  52,063       2,032,019
Zimmer Holdings                                         7,664(b)      314,224
Total                                                              41,640,385

Health care services (1.7%)
Aetna                                                   5,907         256,895
AmerisourceBergen                                       4,156         241,879
Anthem                                                  5,557(b)      344,979
Cardinal Health                                        17,375       1,013,484
HCA                                                    20,154         861,382
Health Management  Associates Cl A                      9,357         173,292
Healthsouth                                            15,559(b)       59,591
Humana                                                  6,365(b)       63,268
IMS Health                                             11,026         185,788
Manor Care                                              3,781(b)       72,671
McKesson                                               11,431         324,983
Quintiles Transnational                                 4,614(b)       58,644
Tenet Healthcare                                       19,151(b)      344,526
UnitedHealth Group                                     11,959       1,051,197
Wellpoint Health Networks                               5,844(b)      424,742
Total                                                               5,477,321

Household products (2.8%)
Alberto-Culver Cl B                                     2,272         115,259
Avon Products                                           9,242         462,100
Clorox                                                  8,641         330,259
Colgate-Palmolive                                      21,138       1,076,136
Gillette                                               41,433       1,238,846

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17   --   AXP INDEX FUNDS   --   2003 ANNUAL REPORT

AXP S&P 500 Index Fund

Issuer                                                 Shares        Value(a)

Household products (cont.)
Intl Flavors/Fragrances                                 3,703        $117,644
Kimberly-Clark                                         20,205         935,896
Newell Rubbermaid                                      10,500         292,425
Procter & Gamble                                       51,022       4,365,952
Tupperware                                              2,285          35,326
Total                                                               8,969,843

Industrial equipment & services (0.8%)
Caterpillar                                            13,523         594,742
Cintas                                                  6,683         276,008
Cooper Inds Cl A                                        3,618         128,186
Deere & Co                                              9,374         395,583
Illinois Tool Works                                    12,033         731,846
Ingersoll-Rand Cl A                                     6,639(c)      260,647
Parker-Hannifin                                         4,638         186,958
Thermo Electron                                         6,418(b)      116,615
Total                                                               2,690,585

Insurance (4.9%)
ACE                                                    10,310(c)      303,630
AFLAC                                                  20,276         656,740
Allstate                                               27,608(e)      971,525
Ambac Financial Group                                   4,163         223,012
American Intl Group                                   102,438       5,543,944
Aon                                                    12,163         230,246
Chubb                                                   6,719         360,945
CIGNA                                                   5,469         238,831
Cincinnati Financial                                    6,342         226,980
Hartford Financial Services Group                      10,022         417,717
Jefferson-Pilot                                         5,632         216,832
John Hancock Financial Services                        11,315         309,013
Lincoln Natl                                            6,954         224,267
Loews                                                   7,279         320,422
Marsh & McLennan                                       21,096         899,321
MBIA                                                    5,693         233,299
MetLife                                                27,500         736,175
Principal Financial Group                              13,235         378,521
Progressive                                             8,555         413,549
Prudential Financial                                   22,232         706,311
SAFECO                                                  5,420         194,307
St. Paul Companies                                      8,896         290,365
Torchmark                                               4,646         166,791
Travelers Property Casualty Cl B                       39,418(b)      640,937
UnumProvident                                           9,477         165,563
XL Capital Cl A                                         5,335(c)      400,445
Total                                                              15,469,688

Leisure time & entertainment (2.1%)
ANC Rental                                                 91(b)            3
AOL Time Warner                                       175,536(b)    2,046,750
Brunswick                                               3,540          68,924
Carnival                                               23,045         555,385
Harley-Davidson                                        11,883         496,472
Harrah's Entertainment                                  4,390(b)      159,269
Hasbro                                                  6,793          81,516
Intl Game Technology                                    3,399(b)      268,079
Mattel                                                 17,174         343,480
Viacom Cl B                                            69,162(b)    2,666,194
Total                                                               6,686,072

Media (3.1%)
American Greetings Cl A                                 2,582(b)       35,890
Apollo Group Cl A                                       6,853(b)      304,684
Clear Channel Communications                           24,060(b)      964,325
Comcast Cl A                                           90,637(b)    2,413,663
Disney (Walt)                                          80,193       1,403,378
Donnelley (RR) & Sons                                   4,442          95,725
Dow Jones                                               3,231         130,403
eBay                                                   12,128(b)      911,540
Gannett                                                10,501         763,003
Interpublic Group of Companies                         15,143         194,890
Knight-Ridder                                           3,232         218,871
McGraw-Hill Companies                                   7,612         450,783
Meredith                                                1,939          81,806
Moody's                                                 5,930(e)      248,348
New York Times Cl A                                     5,944         290,305
Omnicom Group                                           7,383         445,195
TMP Worldwide                                           4,360(b)       48,178
Tribune                                                11,969         579,300
Univision Communications Cl A                           8,996(b)      237,135
Total                                                               9,817,422

Metals (0.6%)
Alcoa                                                  33,158         655,534
Allegheny Technologies                                  3,162          14,450
Avery Dennison                                          4,309         256,773
Freeport-McMoRan
  Copper & Gold Cl B                                    5,680(b)      106,614
Newmont Mining                                         15,775         456,686
Nucor                                                   3,066         122,364
Phelps Dodge                                            3,487(b)      120,476
United States Steel                                     4,016          57,630
Worthington Inds                                        3,359          50,956
Total                                                               1,841,483

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18   --   AXP INDEX FUNDS   --   2003 ANNUAL REPORT

AXP S&P 500 Index Fund

Issuer                                                 Shares        Value(a)

Miscellaneous (--%)
StarMedia Network                                         150(b,g)        $--

Multi-industry conglomerates (5.2%)
3M                                                     15,323       1,908,480
American Standard                                       2,847(b)      189,781
Cendant                                                40,704(b)      451,000
Crane                                                   2,336          37,656
Danaher                                                 5,989         367,784
Dover                                                   7,939         207,764
Eastman Kodak                                          11,462         347,299
Emerson Electric                                       16,533         775,894
General Electric                                      390,770       9,042,418
Grainger (WW)                                           3,587         169,665
Honeywell Intl                                         32,245         788,068
ITT Inds                                                3,602         202,288
Monsanto                                               10,258         181,054
Robert Half Intl                                        6,802(b)      103,118
Textron                                                 5,393         207,954
Tyco Intl                                              78,355(c)    1,254,464
Xerox                                                  28,877(b)      255,561
Total                                                              16,490,248

Paper & packaging (0.4%)
Ball                                                    2,222         116,655
Bemis                                                   2,071          90,337
Boise Cascade                                           2,283          54,587
Intl Paper                                             18,841         672,623
MeadWestvaco                                            7,853         188,865
Pactiv                                                  6,217(b)      126,889
Sealed Air                                              3,295(b)      124,287
Total                                                               1,374,243

Real estate investment trust (0.4%)
Equity Office Properties Trust                         16,166         387,014
Equity Residential                                     10,640         260,042
Plum Creek Timber                                       7,256         158,326
Simon Property Group                                    7,366         240,868
Starwood Hotels & Resorts  Worldwide                    7,832         183,660
Total                                                               1,229,910

Restaurants & lodging (0.6%)
Darden Restaurants                                      6,704         145,477
Hilton Hotels                                          14,770         172,957
Marriott Intl Cl A                                      9,334         291,221
McDonald's                                             49,846         709,806
Starbucks                                              15,249(b)      346,457
Wendy's Intl                                            4,525         122,854
Yum! Brands                                            11,606(b,e)    269,027
Total                                                               2,057,799

Retail (6.5%)
Albertson's                                            14,886         320,049
AutoZone                                                3,869(b)      254,232
Bed Bath & Beyond                                      11,489(b)      385,226
Best Buy                                               12,630(b)      329,517
Big Lots                                                4,554(b)       56,925
Circuit City Stores                                     8,246          49,394
Costco Wholesale                                       17,894(b)      516,600
CVS                                                    15,432         349,072
Dillard's Cl A                                          3,316          49,740
Dollar General                                         13,079         147,270
Family Dollar Stores                                    6,786         204,394
Federated Dept Stores                                   7,698(b)      200,302
Gap                                                    34,711         507,822
Home Depot                                             91,331       1,908,818
Kohl's                                                 13,239(b)      693,326
Kroger                                                 30,367(b)      458,238
Limited Brands                                         20,532         258,498
Lowe's Companies                                       30,650       1,047,617
May Dept Stores                                        11,323         232,122
Nordstrom                                               5,312          95,828
Office Depot                                           12,115(b)      161,735
Penney (JC)                                            10,517         203,925
RadioShack                                              6,610         131,870
Safeway                                                17,325(b)      410,603
Sears, Roebuck & Co                                    12,425         328,641
Staples                                                18,484(b)      317,370
Target                                                 35,671       1,006,279
Tiffany                                                 5,704         132,618
TJX Companies                                          20,740         380,786
Toys "R" Us                                             8,338(b)       75,376
Wal-Mart Stores                                       173,333       8,285,316
Walgreen                                               40,252       1,167,308
Webvan Group                                              312(b,g)         --
Winn-Dixie Stores                                       5,525          77,350
Total                                                              20,744,167

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
19   --   AXP INDEX FUNDS   --   2003 ANNUAL REPORT

AXP S&P 500 Index Fund

Issuer                                                 Shares        Value(a)

Textiles & apparel (0.3%)
Jones Apparel Group                                     5,060(b)     $165,361
Liz Claiborne                                           4,188         120,279
Nike Cl B                                              10,414         463,840
Reebok Intl                                             2,348(b,e)     71,004
VF                                                      4,262         150,150
Total                                                                 970,634

Transportation (1.5%)
Burlington Northern Santa Fe                           14,826         385,031
CSX                                                     8,368         234,555
FedEx                                                  11,714         616,156
Norfolk Southern                                       15,258         300,583
Ryder System                                            2,448          55,153
Union Pacific                                           9,947         567,576
United Parcel Service Cl B                             43,852       2,645,592
Total                                                               4,804,646

Utilities -- electric (2.2%)
AES                                                    21,350(b)       74,085
Alleghany Energy                                        4,930          41,412
Ameren                                                  6,032         237,239
American Electric Power                                13,308         314,335
Calpine                                                14,841(b)       48,382
CenterPoint Energy                                     11,941          83,229
Cinergy                                                 6,613         209,632
CMS Energy                                              5,649          32,030
Consolidated Edison                                     8,390         334,929
Constellation Energy Group                              6,471         178,923
Dominion Resources                                     12,064         653,747
DTE Energy                                              6,578         275,750
Duke Energy                                            35,013         596,271
Edison Intl                                            12,794(b)      157,750
Entergy                                                 8,724         387,782
Exelon                                                 12,687         646,148
FPL Group                                               7,168         418,540
Mirant                                                 15,818(b)       27,840
NewPower Holdings                                         667(b)          127
NiSource SAILS                                            128(b)          266
PG&E                                                   15,886(b)      219,227
Pinnacle West Capital                                   3,544         110,396
PPL                                                     6,457         225,995
Progress Energy - CVO                                     153(b,g)         --
Public Service Enterprise Group                         8,730         307,994
Sempra Energy                                           8,041         193,788
Southern Co                                            28,021         789,351
TECO Energy                                             6,895          95,358
TXU                                                    12,646         232,054
Xcel Energy                                            15,650         172,463
Total                                                               7,065,043

Utilities -- gas (0.3%)
Dynegy Cl A                                            14,581          27,266
El Paso                                                23,515         198,467
KeySpan                                                 6,154         209,236
Kinder Morgan                                           4,781         215,671
Kinder Morgan Management LLC                            --(b)              13
NICOR                                                   1,721(e)       54,125
NiSource                                                9,576         170,166
Peoples Energy                                          1,384          50,945
Williams Companies                                     20,279          65,704
Total                                                                 991,593

Utilities -- telephone (2.4%)
ALLTEL                                                 12,213         572,423
AT&T                                                   30,254         589,348
BellSouth                                              72,985       1,662,598
CenturyTel                                              5,601         169,878
Citizens Communications                                11,080(b)      108,473
McLeodUSA Cl A Escrow                                   2,746(b,g)         --
Metromedia Fiber Network Cl A                           1,037(b)           16
Network Plus                                              167(b,g)         --
Nextel Communications Cl A                             37,821(b)      477,301
Qwest Communications Intl                              66,575(b)      300,919
SBC Communications                                    130,386       3,186,635
Sprint (FON Group)                                     35,132         426,502
Sprint (PCS Group)                                     39,229(b)      147,501
Total                                                               7,641,594

Total common stocks
(Cost: $405,629,828)                                             $309,689,108

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
20   --   AXP INDEX FUNDS   --   2003 ANNUAL REPORT

AXP S&P 500 Index Fund

Preferred stocks & other (--%)
Issuer                                                 Shares        Value(a)
Bank United
   Rights                                                  60(b)           $5
Comdisco
   Rights                                                 743(b)          149
Corrections Corp of America
   12.00% Cm Cv Pay-in-kind Series B                        6(f)          148
Expedia
   Warrants                                                25(b)          765
Focal Communications
   Warrants                                                19(b,g)         --
Motient
   Warrants                                                 4(b,g)         --
Orbital Sciences
   Warrants                                                13(b)           28
Sunbeam
   Warrants                                                83(b,g)         --

Total preferred stocks & other
(Cost: $14,723)                                                        $1,095

Short-term securities (2.1%)
Issuer                 Annualized                 Amount             Value(a)
                      yield on date             payable at
                       of purchase               maturity

U.S. government agencies (1.8%)
Federal Home Loan Bank Disc Nts
     02-21-03             1.25%                   $500,000           $499,641
     04-16-03             1.23                     500,000            498,800
Federal Natl Mtge Assn Disc Nts
     02-05-03             1.26                   1,000,000            999,826
     02-25-03             1.29                     500,000            499,580
     02-26-03             1.27                     500,000            499,578
     03-07-03             1.24                     500,000            499,378
     03-19-03             1.28                     500,000            499,268
     04-23-03             1.21                   1,600,000          1,595,786
Total                                                               5,591,857

Commercial paper (0.3%)
Falcon Asset Securitization
     02-14-03             1.29                   1,000,000(d)         999,498

Total short-term securities
(Cost: $6,591,150)                                                 $6,591,355

Total investments in securities
(Cost: $412,235,701)(h)                                          $316,281,558

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
21   --   AXP INDEX FUNDS   --   2003 ANNUAL REPORT

AXP S&P 500 Index Fund

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Jan. 31, 2003, the value of foreign securities represented 0.8% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 5 to the financial statements):

     Type of security                                            Contracts
     Purchase contracts
     E-Mini S&P 500 Index, March 2003                               162

(f) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(g)  Negligible market value.

(h) At Jan. 31, 2003, the cost of securities for federal income tax purposes was $418,736,265 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                             $   4,677,339
     Unrealized depreciation                              (107,132,046)
                                                          ------------
     Net unrealized depreciation                         $(102,454,707)
                                                         -------------

--------------------------------------------------------------------------------
22   --   AXP INDEX FUNDS   --   2003 ANNUAL REPORT

Investments in Securities

AXP Mid Cap Index Fund
Jan. 31, 2003

(Percentages represent value of investments compared to net assets)

Common stocks (100.0%)
Issuer                                                 Shares        Value(a)

Aerospace & defense (1.0%)
L-3 Communications Holdings                             3,943(b)     $176,529
Precision Castparts                                     2,183          55,295
Sequa Cl A                                                435(b)       15,564
Titan                                                   3,256(b)       36,044
Total                                                                 283,432

Airlines (0.1%)
Alaska Air Group                                        1,107(b)       21,885

Automotive & related (1.9%)
Bandag                                                    799          29,675
BorgWarner                                              1,122          60,083
CarMax                                                  4,301(b)       69,762
Gentex                                                  3,175(b)       93,507
Lear                                                    2,744(b)      110,583
SPX                                                     3,361(b)      124,694
Superior Inds Intl                                      1,155          47,782
United Rentals                                          3,195(b)       33,004
Total                                                                 569,090

Banks and savings & loans (9.6%)
Associated Banc-Corp                                    3,112         107,644
Astoria Financial                                       3,633          94,276
Bank of Hawaii                                          2,705          82,394
Banknorth Group                                         6,170         139,936
City Natl                                               2,083          95,443
Colonial BancGroup                                      5,162          61,118
Commerce Bancorp                                        2,817         123,638
Compass Bancshares                                      5,350         170,826
First Virginia Banks                                    2,992         124,766
FirstMerit                                              3,526          72,741
Greater Bay Bancorp                                     2,149          36,726
GreenPoint Financial                                    4,073         175,587
Hibernia Cl A                                           6,574         122,605
Independence Community Bank                             2,386          62,131
M&T Bank                                                3,836         306,114
Mercantile Bankshares                                   2,873         108,168
Natl Commerce Financial                                 8,566         202,929
New York Community Bancorp                              4,473         132,043
Provident Financial Group                               2,034          55,874
Roslyn Bancorp                                          3,462          68,236
Silicon Valley Bancshares                               1,787(b)       30,826
Sovereign Bancorp                                      10,901         148,472
TCF Financial                                           3,093         134,855
Webster Financial                                       1,918          69,873
Westamerica Bancorporation                              1,399          57,107
Total                                                               2,784,328

Beverages & tobacco (0.7%)
Constellation Brands                                    3,768(b)       94,464
PepsiAmericas                                           6,272          80,595
Universal                                               1,074          39,663
Total                                                                 214,722

Building materials & construction (2.5%)
Alexander & Baldwin                                     1,720          44,634
American Financial Group                                2,883          61,783
Carlisle Companies                                      1,277          52,102
Clayton Homes                                           5,672          69,482
D.R. Horton                                             6,114         116,777
Dycom Inds                                              1,997(b)       25,661
Granite Construction                                    1,722          26,174
Lennar                                                  2,707         145,798
Potlatch                                                1,189          24,339
Quanta Services                                         2,902(b)       10,128
Toll Brothers                                           2,930(b)       58,952
Valspar                                                 2,091          88,868
Total                                                                 724,698

Chemicals (2.9%)
Airgas                                                  2,986(b)       51,509
Albemarle                                               1,739          45,649
Cabot                                                   2,564          64,767
Cabot Microelectronics                                  1,015(b)       44,559
Crompton                                                4,748          29,343
Cytec Inds                                              1,637(b)       47,751
Ferro                                                   1,687          38,801
FMC                                                     1,464(b)       29,251
Fuller (HB)                                             1,183          29,989
IMC Global                                              4,798          46,876
Lubrizol                                                2,147          63,830
Lyondell Chemical                                       6,671          85,456

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
23   --   AXP INDEX FUNDS   --   2003 ANNUAL REPORT

AXP Mid Cap Index Fund

Issuer                                                 Shares        Value(a)

Chemicals (cont.)

Olin                                                    2,392         $38,559
Republic Services                                       6,838(b)      140,041
RPM Intl                                                4,796          52,420
Schulman (A)                                            1,229          18,447
Solutia                                                 4,372          15,215
Total                                                                 842,463

Communications equipment & services (1.2%)
ADTRAN                                                  1,553(b)       52,258
Advanced Fibre Communications                           3,507(b)       59,234
CommScope                                               2,471(b)       20,929
Fairchild Semiconductor Intl Cl A                       4,881(b)       53,398
Plantronics                                             1,878(b)       26,724
Polycom                                                 4,152(b)       46,835
Powerwave Technologies                                  2,742(b)       11,297
RF Micro Devices                                        7,615(b)       42,796
Semtech                                                 3,072(b)       40,919
Total                                                                 354,390

Computer software & services (0.9%)
Advent Software                                         1,364(b)       18,973
Ascential Software                                     10,065(b)       31,101
Cadence Design Systems                                 11,221(b)      111,312
Network Associates                                      6,529(b)       99,698
Transaction Systems Architects Cl A                     1,477(b)        9,970
Total                                                                 271,054

Computers & office equipment (7.6%)
3Com                                                   15,339(b)       64,884
Acxiom                                                  3,723(b)       55,287
Affiliated Computer Services Cl A                       5,516(b)      299,077
Avocent                                                 1,881(b)       47,213
BISYS Group                                             5,020(b)       79,316
Ceridian                                                6,194(b)       88,822
Certegy                                                 2,770(b)       70,857
CheckFree                                               3,283(b)       63,132
CSG Systems Intl                                        2,153(b)       22,391
DST Systems                                             4,990(b)      164,271
Henry (Jack) & Associates                               3,658          45,213
InFocus                                                 1,641(b)        9,961
Internet Security Systems                               2,066(b)       26,837
Keane                                                   2,986(b)       24,157
Legato Systems                                          4,842(b)       24,355
Macromedia                                              2,516(b)       36,859
McDATA Cl A                                             4,732(b)       37,335
Mentor Graphics                                         2,778(b)       25,613
Natl Instruments                                        2,128(b)       68,671
Quantum                                                 6,596(b)       22,888
Retek                                                   2,219(b)        7,190
Reynolds & Reynolds Cl A                                2,898          72,102
RSA Security                                            2,373(b)       13,075
SanDisk                                                 2,877(b)       43,880
SEI Investments                                         4,426         112,952
Storage Technology                                      4,445(b)       98,235
Sybase                                                  3,948(b)       56,772
Symantec                                                6,037(b)      281,807
Synopsys                                                3,157(b)      122,081
Tech Data                                               2,356(b)       58,829
Varian                                                  1,414(b)       41,218
Wallace Computer Services                               1,745          46,487
Wind River Systems                                      3,302(b)       11,260
Total                                                               2,243,027

Electronics (3.8%)
Arrow Electronics                                       4,169(b)       49,486
Atmel                                                  19,431(b)       39,834
Avnet                                                   4,984(b)       51,784
Cirrus Logic                                            3,483(b)        7,976
Credence Systems                                        2,540(b)       19,888
Cree                                                    3,037(b)       54,545
Cypress Semiconductor                                   5,166(b)       27,122
Harris                                                  2,769          86,393
Integrated Device Technology                            4,305(b)       32,072
Intersil                                                5,710(b)       82,795
Intl Rectifier                                          2,664(b)       52,880
KEMET                                                   3,596(b)       27,330
Lam Research                                            5,232(b)       61,162
Lattice Semiconductor                                   4,687(b)       35,387
LTX                                                     2,057(b)       10,902
Micrel                                                  3,825(b)       31,862
Microchip Technology                                    8,476         187,234
Newport                                                 1,605(b)       18,666
Plexus                                                  1,753(b)       15,393
TriQuint Semiconductor                                  5,529(b)       18,025
Varian Medical Systems                                  2,836(b)      148,209
Vishay Intertechnology                                  6,666(b)       68,860
Total                                                               1,127,805

Energy (2.7%)
Arch Coal                                               2,186          37,730
Forest Oil                                              1,961(b)       47,064
Grant Prideco                                           5,073(b)       54,027
Murphy Oil                                              3,826         161,458
Noble Energy                                            2,391          85,359

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
24   --   AXP INDEX FUNDS   --   2003 ANNUAL REPORT

AXP Mid Cap Index Fund

Issuer                                                 Shares        Value(a)

Energy (cont.)
Ocean Energy                                            7,357        $137,797
Valero Energy                                           4,447         152,932
XTO Energy                                              5,285         128,637
Total                                                                 805,004

Energy equipment & services (4.6%)
Cooper Cameron                                          2,269(b)      109,978
ENSCO Intl                                              6,216         167,460
FMC Technologies                                        2,728(b)       52,950
Hanover Compressor                                      2,776(b)       25,900
Helmerich & Payne                                       2,086          52,129
Jacobs Engineering Group                                2,270(b)       84,489
Natl-Oilwell                                            3,380(b)       69,053
Patterson-UTI Energy                                    3,305(b)      100,836
Pioneer Natural Resources                               4,883(b)      118,559
Pride Intl                                              5,611(b)       78,554
Smith Intl                                              4,237(b)      134,906
Tidewater                                               2,528          73,565
Varco Intl                                              4,043(b)       68,367
Weatherford Intl                                        5,431(b,c)    201,817
Total                                                               1,338,563

Financial services (3.4%)
Allmerica Financial                                     2,207(b)       29,088
AmeriCredit                                             6,380(b)       20,033
E*TRADE Group                                          15,084(b)       67,878
Eaton Vance                                             2,895          80,365
Edwards (AG)                                            3,289          93,967
IndyMac Bancorp                                         2,304(b)       45,089
Investment Technology Group                             2,000(b)       34,020
Investors Financial Services                            2,696          75,299
LaBranche                                               2,483(b)       59,046
Legg Mason                                              2,704         135,308
Neuberger Berman                                        2,912          85,234
Radian Group                                            3,901         143,948
Waddell & Reed Financial Cl A                           3,351          61,290
Wilmington Trust                                        2,736          79,453
Total                                                               1,010,018

Food (3.5%)
Dean Foods                                              3,809(b)      147,866
Dole Food                                               2,344          76,461
Dreyer's Grand Ice Cream                                1,457         103,447
Hormel Foods                                            5,787         130,265
Interstate Bakeries                                     1,844          26,922
McCormick                                               5,840         130,816
Sensient Technologies                                   1,978          45,138
Smithfield Foods                                        4,566(b)       82,553
Smucker (JM)                                            2,069          82,760
Tootsie Roll Inds                                       2,153          60,930
Tyson Foods Cl A                                       14,724         151,805
Total                                                               1,038,963

Furniture & appliances (1.1%)
Furniture Brands Intl                                   2,349(b)       50,339
HON Inds                                                2,459          63,737
Miller (Herman)                                         3,123          55,870
Mohawk Inds                                             2,769(b)      145,872
Total                                                                 315,818

Health care (5.5%)
Apogent Technologies                                    4,463(b)       76,407
Barr Laboratories                                       1,831(b)      144,741
Beckman Coulter                                         2,599          83,714
DENTSPLY Intl                                           3,270         109,807
Gilead Sciences                                         8,208(b)      286,459
ICN Pharmaceuticals                                     3,495          39,004
IDEC Pharmaceuticals                                    6,387(b)      204,959
Incyte Genomics                                         2,834(b)       12,356
IVAX                                                    8,122(b)       94,621
Millennium Pharmaceuticals                             12,010(b)       88,874
Mylan Laboratories                                      7,668         204,889
Protein Design Labs                                     3,716(b)       31,512
Sepracor                                                3,512(b)       39,580
SICOR                                                   4,886(b)       72,801
STERIS                                                  2,896(b)       67,911
Vertex Pharmaceuticals                                  3,187(b)       44,108
VISX                                                    2,152(b)       19,949
Total                                                               1,621,692

Health care services (6.1%)
AdvancePCS                                              3,751(b)      109,004
Apria Healthcare Group                                  2,290(b)       52,785
Charles River Laboratories Intl                         1,884(b)       56,106
Covance                                                 2,497(b)       67,369
Cytyc                                                   4,835(b)       56,086
Edwards Lifesciences                                    2,506(b)       63,928
Express Scripts Cl A                                    3,251(b)      180,592
First Health Group                                      4,234(b)       99,419
Health Net                                              5,167(b)      139,199
Hillenbrand Inds                                        2,575         131,711
LifePoint Hospitals                                     1,648(b)       42,354
Lincare Holdings                                        4,412(b)      125,918
Omnicare                                                3,934         101,615

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
25   --   AXP INDEX FUNDS   --   2003 ANNUAL REPORT

AXP Mid Cap Index Fund

Issuer                                                 Shares        Value(a)

Health care services (cont.)
Oxford Health Plans                                     3,650(b)     $128,590
PacifiCare Health Systems                               1,494(b)       42,624
Patterson Dental                                        2,847(b)      117,239
Schein (Henry)                                          1,836(b)       74,413
Triad Hospitals                                         3,118(b)       86,680
Universal Health Services Cl B                          2,527(b)      117,708
Total                                                               1,793,340

Household products (1.0%)
Church & Dwight                                         1,664          48,256
Dial                                                    3,968          74,202
Energizer Holdings                                      3,785(b)       92,354
Viad                                                    3,676          79,034
Total                                                                 293,846

Indexes (3.1%)
S&P Mid-Cap 400
   Depositary Receipts                                 12,084         924,789

Industrial equipment & services (2.5%)
AGCO                                                    3,131(b)       56,045
Albany Intl Cl A                                        1,350          31,955
AMETEK                                                  1,378          47,541
Blyth                                                   1,933          50,877
Donaldson                                               1,832          62,195
Fastenal                                                3,167         104,890
FEI                                                     1,360(b)       21,638
Flowserve                                               2,303(b)       26,991
Harsco                                                  1,691          48,498
Kaydon                                                  1,253          26,000
Kennametal                                              1,465          46,382
Minerals Technologies                                     840          33,306
Modine Mfg                                              1,403          22,729
Nordson                                                 1,400          30,940
Tecumseh Products Cl A                                    771          32,845
Teleflex                                                1,643          67,576
Trinity Inds                                            1,915          33,302
Total                                                                 743,710

Insurance (4.0%)
AmerUs Group                                            1,627          44,775
Brown & Brown                                           2,887          85,975
Everest Re Group                                        2,123(c)      107,148
Fidelity Natl Financial                                 3,987         134,442
Gallagher (Arthur J)                                    3,671          92,693
HCC Insurance Holdings                                  2,600          62,660
Horace Mann Educators                                   1,704          24,469
Leucadia Natl                                           2,310          80,827
MONY Group                                              1,957          45,089
Ohio Casualty                                           2,533(b)       30,852
Old Republic Intl                                       5,031         136,541
PMI Group                                               3,768         108,330
Protective Life                                         2,866          77,755
StanCorp Financial Group                                1,226          61,202
Unitrin                                                 2,824          73,424
Total                                                               1,166,182

Leisure time & entertainment (1.1%)
Activision                                              2,799(b)       40,725
Callaway Golf                                           3,171          37,989
GTECH Holdings                                          2,382(b)       64,790
Intl Speedway Cl A                                      2,220          82,873
Mandalay Resort Group                                   2,871(b)       73,756
Six Flags                                               3,865(b)       20,832
Total                                                                 320,965

Media (4.8%)
Banta                                                   1,057          31,678
Belo Cl A                                               4,700         100,580
Catalina Marketing                                      2,271(b)       44,285
Dun & Bradstreet                                        3,102(b)      109,656
Emmis Communications Cl A                               2,220(b)       48,707
Entercom Communications                                 2,079(b)      101,538
Gartner Cl B                                            3,454(b)       30,533
Harte-Hanks                                             3,799          69,826
Hispanic Broadcasting                                   4,541(b)      100,810
Lee Enterprises                                         1,848          62,943
Macrovision                                             2,018(b)       24,478
Media General Cl A                                        968          52,756
Price Communications                                    2,276(b)       29,929
Reader's Digest Assn                                    4,084          52,602
Scholastic                                              1,632(b)       58,130
Valassis Communications                                 2,194(b)       51,032
Washington Post Cl B                                      397         291,597
Westwood One                                            4,428(b)      165,209
Total                                                               1,426,289

Metals (0.5%)
AK Steel Holdings                                       4,502(b)       28,588
Carpenter Technology                                      932          10,168
GrafTech Intl                                           2,342(b)        9,017
Martin Marietta Materials                               2,037          59,480
Pittston Brink's Group                                  2,264          35,318
Total                                                                 142,571

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
26   --   AXP INDEX FUNDS   --   2003 ANNUAL REPORT

AXP Mid Cap Index Fund

Issuer                                                 Shares        Value(a)

Miscellaneous (0.1%)
Rollins                                                 1,245         $36,466

Multi-industry conglomerates (3.4%)
Career Education                                        1,921(b)       90,095
ChoicePoint                                             3,539(b)      127,405
DeVry                                                   2,918(b)       49,314
Diebold                                                 3,008         105,310
Education Management                                    1,472(b)       53,679
Federal Signal                                          1,990          32,298
Hubbell Cl B                                            2,468          77,865
Imation                                                 1,472(b)       52,609
Kelly Services Cl A                                     1,482          30,974
Korn/Ferry Intl                                         1,579(b)        9,474
Lancaster Colony                                        1,523          59,747
Manpower                                                3,202         111,046
MPS Group                                               4,280(b)       24,653
Pentair                                                 2,054          75,443
Ruddick                                                 1,942          24,974
Sylvan Learning Systems                                 1,683(b)       26,928
YORK Intl                                               1,646          39,109
Total                                                                 990,923

Paper & packaging (1.2%)
Bowater                                                 2,307          93,780
Glatfelter                                              1,820          22,750
Longview Fibre                                          2,131          14,171
Packaging Corp of America                               4,359(b)       73,100
Rayonier                                                1,157          49,034
Sonoco Products                                         4,032          84,591
Wausau-Mosinee Paper                                    2,150          21,285
Total                                                                 358,711

Real estate investment trust (1.4%)
AMB Property                                            3,450          95,393
Hospitality Properties Trust                            2,610          84,564
Liberty Property Trust                                  3,186          95,548
New Plan Excel Realty Trust                             4,044          75,582
United Dominion Realty Trust                            4,470          71,475
Total                                                                 422,562

Restaurants & lodging (2.1%)
Bob Evans Farms                                         1,471          33,362
Brinker Intl                                            4,064(b)      120,905
CBRL Group                                              2,076          66,224
Cheesecake Factory (The)                                2,114(b)       67,225
Extended Stay America                                   3,915(b)       46,001
Krispy Kreme Doughnuts                                  2,314(b)       70,369
Outback Steakhouse                                      3,163         103,272
Papa John's Intl                                          779(b)       19,654
Park Place Entertainment                               12,543(b)       94,700
Total                                                                 621,712

Retail (5.6%)
99 Cents Only Stores                                    2,925(b)       75,641
Abercrombie & Fitch                                     4,074(b)      113,420
American Eagle Outfitters                               2,995(b)       49,148
Barnes & Noble                                          2,815(b)       48,981
BJ's Wholesale Club                                     2,923(b)       45,014
Borders Group                                           3,315(b)       50,222
CDW Computer Centers                                    3,503(b)      154,447
Claire's Stores                                         2,036          47,683
Copart                                                  3,850(b)       39,578
Dollar Tree Stores                                      4,765(b)      104,644
Longs Drug Stores                                       1,600          34,128
Michaels Stores                                         2,800(b)       94,500
Neiman Marcus Group Cl A                                2,002(b)       56,597
Overture Services                                       2,438(b)       56,635
Payless ShoeSource                                        945(b)       45,218
Perrigo                                                 2,894(b)       36,378
PETsMART                                                5,753(b)       86,295
Pier 1 Imports                                          3,864          65,495
Ross Stores                                             3,246         126,626
Saks                                                    5,970(b)       52,894
Sotheby's Holdings Cl A                                 2,565(b)       21,418
Whole Foods Market                                      2,399(b)      121,917
Williams-Sonoma                                         4,840(b)      114,563
Total                                                               1,641,442

Textiles & apparel (0.6%)
Coach                                                   3,703(b)      118,311
Timberland Cl A                                         1,537(b)       47,570
Unifi                                                   2,247(b)       12,156
Total                                                                 178,037

Transportation (1.9%)
Airborne                                                2,020          31,088
ArvinMeritor                                            2,835          48,167
C.H. Robinson Worldwide                                 3,526          98,798
CNF                                                     2,056          61,926
EGL                                                     1,962(b)       25,683
Expeditors Intl of Washington                           4,344         133,838
GATX                                                    2,044          38,979

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
27   --   AXP INDEX FUNDS   --   2003 ANNUAL REPORT

AXP Mid Cap Index Fund

Issuer                                                 Shares        Value(a)

Transportation (cont.)
Hunt (JB) Transport Services                            1,638(b)      $45,258
Overseas Shipbuilding Group                             1,436          25,791
Swift Transportation                                    3,490(b)       55,840
Total                                                                 565,368

Utilities -- electric (5.3%)
Allete                                                  3,566          73,067
Alliant Energy                                          3,827          61,959
Aquila                                                  7,579          13,945
Black Hills                                             1,122          27,175
Cleco                                                   1,962          26,487
DPL                                                     5,279          75,490
DQE                                                     3,101          42,794
Energy East                                             6,041         119,128
Great Plains Energy                                     2,850          63,983
Hawaiian Electric Inds                                  1,528          63,015
Idacorp                                                 1,580          35,471
MDU Resources Group                                     2,991          80,249
Northeast Utilities                                     5,665          81,293
NSTAR                                                   2,213          92,946
OGE Energy                                              3,274          55,953
Peabody Energy                                          2,183          55,776
Pepco Holdings                                          6,829         128,043
PNM Resources                                           1,632          34,452
Puget Energy                                            3,868          76,586
SCANA                                                   4,622         141,894
Sierra Pacific Resources                                4,262          19,776
Westar Energy                                           2,983          33,290
Wisconsin Energy                                        4,823         116,958
WPS Resources                                           1,331          50,671
Total                                                               1,570,401

Utilities -- gas (1.8%)
AGL Resources                                           2,350          53,698
Equitable Resources                                     2,608          96,964
Natl Fuel Gas                                           3,345          68,840
ONEOK                                                   3,022          51,827
Questar                                                 3,419          94,023
Vectren                                                 2,829          59,268
Western Gas Resources                                   1,378          47,155
WGL Holdings                                            2,027          51,344
Total                                                                 523,119

Utilities -- telephone (0.5%)
BroadWing                                               9,134(b)       36,445
Telephone & Data Systems                                2,449         105,062
Total                                                                 141,507

Total common stocks
(Cost: $34,708,412)                                               $29,428,892

Total investments in securities
(Cost: $34,708,412)(d)                                            $29,428,892

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Jan. 31, 2003, the value of foreign securities represented 1.1% of net assets.

(d) At Jan. 31, 2003, the cost of securities for federal income tax purposes was $34,886,625 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $ 2,417,677
     Unrealized depreciation                                       (7,875,410)
                                                                   ----------
     Net unrealized depreciation                                  $(5,457,733)
                                                                  -----------

--------------------------------------------------------------------------------
28   --   AXP INDEX FUNDS   --   2003 ANNUAL REPORT

Financial Statements

Statements of assets and liabilities
AXP Market Advantage Series, Inc.
                                                                                     AXP                     AXP
                                                                                   S&P 500                 Mid Cap
Jan. 31, 2003                                                                    Index Fund              Index Fund
Assets
Investments in securities, at value (Note 1)*
     (identified cost $412,235,701 and $34,708,412)                           $316,281,558              $29,428,892
Cash in bank on demand deposit                                                     148,733                  254,244
Capital shares receivable                                                          289,353                   64,180
Dividends and accrued interest receivable                                          391,876                   18,829
Receivable for investment securities sold                                          114,696                       --
                                                                               -----------               ----------
Total assets                                                                   317,226,216               29,766,145
                                                                               -----------               ----------
Liabilities
Capital shares payable                                                              97,338                   11,276
Payable for investment securities purchased                                             --                  301,595
Payable upon return of securities loaned (Note 6)                                  130,000                       --
Accrued investment management services fee                                           2,055                      206
Accrued distribution fee                                                               377                       99
Accrued transfer agency fee                                                            831                       85
Accrued administrative services fee                                                    685                       63
Other accrued expenses                                                             157,387                   36,329
                                                                                   -------                   ------
Total liabilities                                                                  388,673                  349,653
                                                                                   -------                  -------
Net assets applicable to outstanding capital stock                            $316,837,543              $29,416,492
                                                                              ============              ===========
Represented by
Capital stock -- $.01 par value (Note 1)                                      $    953,762              $    63,298
Additional paid-in capital                                                     454,320,812               34,834,487
Undistributed net investment income                                                726,601                   16,422
Accumulated net realized gain (loss) (Note 8)                                  (42,888,407)                (218,195)
Unrealized appreciation (depreciation) on investments (Note 5)                 (96,275,225)              (5,279,520)
                                                            -                  -----------               ----------
Total -- representing net assets applicable to outstanding capital stock      $316,837,543              $29,416,492
                                                                              ============              ===========
Net assets applicable to outstanding shares:                Class D           $ 55,870,818              $14,742,127
                                                            Class E           $260,966,725              $14,674,365
Shares outstanding:                                         Class D shares      16,867,893                3,174,843
                                                            Class E shares      78,508,299                3,154,933
Net asset value per share of outstanding capital stock:     Class D           $       3.31              $      4.64
                                                            Class E           $       3.32              $      4.65
                                                                              ------------              -----------
* Including securities on loan, at value (Note 6)                             $     97,060              $        --
                                                                              ------------              -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
29   --   AXP INDEX FUNDS   --   2003 ANNUAL REPORT

Statements of operations
AXP Market Advantage Series, Inc.
                                                                                       AXP                     AXP
                                                                                     S&P 500                 Mid Cap
Year ended Jan. 31, 2003                                                           Index Fund              Index Fund
Investment income
Income:
Dividends                                                                          $ 4,287,505           $   310,895
Interest                                                                               130,276                   831
Fee income from securities lending -- net (Note 6)                                         457                    --
     Less foreign taxes withheld                                                        (9,903)                   --
                                                                                     ---------               -------
Total income                                                                         4,408,335               311,726
                                                                                     ---------               -------
Expenses (Note 2):
Investment management services fee                                                     632,281                74,700
Distribution fee -- Class D                                                            107,111                36,151
Transfer agency fee                                                                    453,838                26,395
Administrative services fees and expenses                                              213,950                21,602
Compensation of board members                                                           10,880                10,805
Custodian fees                                                                         113,557                70,764
Printing and postage                                                                    69,107                 6,164
Registration fees                                                                       17,888                20,642
Licensing fees                                                                          10,331                10,220
Audit fees                                                                              14,750                14,250
Other                                                                                    3,334                 1,608
                                                                                         -----                 -----
Total expenses                                                                       1,647,027               293,301
     Expenses waived/reimbursed by AEFC (Note 2)                                      (540,239)             (131,339)
                                                                                      --------              --------
                                                                                     1,106,788               161,962
     Earnings credits on cash balances (Note 2)                                         (1,071)                  (33)
                                                                                        ------                   ---
Total net expenses                                                                   1,105,717               161,929
                                                                                     ---------               -------
Investment income (loss) -- net                                                      3,302,618               149,797
                                                                                     ---------               -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions (Note 3)                                                (21,364,796)               66,825
     Futures contracts                                                                (701,481)              (35,714)
                                                                                      --------               -------
Net realized gain (loss) on investments                                            (22,066,277)               31,111
Net change in unrealized appreciation (depreciation) on investments                (51,386,447)           (5,916,306)
                                                                                   -----------            ----------
Net gain (loss) on investments                                                     (73,452,724)           (5,885,195)
                                                                                   -----------            ----------
Net increase (decrease) in net assets resulting from operations                   $(70,150,106)          $(5,735,398)
                                                                                  ============           ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
30   --   AXP INDEX FUNDS   --   2003 ANNUAL REPORT

Statements of changes in net assets
AXP Market Advantage Series, Inc.
                                                                AXP S&P 500 Index Fund           AXP Mid Cap Index Fund
Year ended Jan. 31,                                              2003             2002             2003              2002
Operations and distributions
Investment income (loss) -- net                             $  3,302,618     $  1,420,288      $   149,797     $   105,375
Net realized gain (loss) on investments                      (22,066,277)      (1,419,358)          31,111         498,339
Net change in unrealized appreciation
   (depreciation) on investments                             (51,386,447)     (21,888,911)      (5,916,306)     (1,161,338)
                                                             -----------      -----------       ----------      ----------
Net increase (decrease) in net assets resulting
   from operations                                           (70,150,106)     (21,887,981)      (5,735,398)       (557,624)
                                                             -----------      -----------       ----------        --------
Distributions to shareholders from:
   Net investment income
      Class D                                                   (498,620)         (137,354)        (53,892)        (38,024)
      Class E                                                 (2,576,320)         (862,774)        (87,920)        (64,488)
   Net realized gain
      Class D                                                         --          (296,859)       (279,898)       (418,561)
      Class E                                                         --        (1,262,697)       (276,238)       (429,935)
                                                             -----------      -----------       ----------        --------
Total distributions                                           (3,074,940)       (2,559,684)       (697,948)       (951,008)
                                                              ----------        ----------        --------        --------
Capital share transactions (Note 4)
Proceeds from sales
   Class D shares                                             28,335,172        28,117,787       7,214,236       6,040,252
   Class E shares                                            141,892,347       148,724,557       6,477,232       2,882,108
Fund merger (Note 9)
   Class D shares                                             19,596,991                --              --              --
   Class E shares                                             14,872,938                --              --              --
Reinvestment of distributions at net asset value
   Class D shares                                                461,207           434,213         260,815         308,421
   Class E shares                                              2,506,957         2,125,471         175,487         129,104
Payments for redemptions
   Class D shares                                            (18,110,532)       (6,757,278)     (2,383,856)     (1,411,389)
   Class E shares                                            (24,552,591)      (31,791,729)     (1,916,525)       (335,291)
                                                             -----------       -----------      ----------        --------
Increase (decrease) in net assets from
   share transactions                                        165,002,489       140,853,021       9,827,389       7,613,205
                                                             -----------       -----------       ---------       ---------
Total increase (decrease) in net assets                       91,777,443       116,405,356       3,394,043       6,104,573
Net assets at beginning of year                              225,060,100       108,654,744      26,022,449      19,917,876
                                                             -----------       -----------      ----------      ----------
Net assets at end of year                                   $316,837,543      $225,060,100     $29,416,492     $26,022,449
                                                            ============      ============     ===========     ===========
Undistributed net investment income                         $    726,601      $    513,950     $    16,422     $     8,686
                                                            ------------      ------------     -----------     -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
31   --   AXP INDEX FUNDS   --   2003 ANNUAL REPORT

Notes to Financial Statements

AXP Market Advantage Series, Inc.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Each Fund is a series of AXP Market Advantage Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. AXP Market Advantage Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The primary investments of each Fund are as follows:

AXP S&P 500 Index Fund invests in common stocks included in the Standard & Poor's 500 Composite Stock Price Index (S&P 500).

AXP Mid Cap Index Fund invests in common stocks included in the Standard & Poor's MidCap 400 Index (S&P MidCap 400).

While each Fund may track its index closely, it is typically unable to match the performance of the index exactly, primarily due to fund operating expenses and transaction costs.

The Funds offer Class D and Class E shares and are sold without a sales charge. Class E shares are only available to American Express brokerage accounts or qualifying institutional investors.

Both classes of shares have identical voting, dividend and liquidation rights. The distribution fee (class specific expense) differs between classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Each Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
32   --   AXP INDEX FUNDS   --   2003 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sale price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

As part of its indexing strategies, the Funds may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Funds also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Funds will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
33   --   AXP INDEX FUNDS   --   2003 ANNUAL REPORT

The Funds may enter into foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete its contract obligations.

Futures transactions

As part of its indexing strategies, the Funds may buy and sell futures contracts traded on any U.S. or foreign exchange. The Funds also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Short sales

The Funds may engage in short sales. In these transactions, the Funds sell a security that it does not own. The Funds are obligated to replace the security that was short by purchasing it at the market price at the time of replacement or entering into an offsetting transaction with the broker. The price at such time may be more or less than the price at which the Funds sold the security.

Federal taxes

Each Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

--------------------------------------------------------------------------------
34   --   AXP INDEX FUNDS   --   2003 ANNUAL REPORT

On the statements of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income and accumulated net realized gain (loss) have been increased (decreased), resulting in net reclassification adjustments to additional paid-in capital by the following:

                                                             AXP          AXP
                                                           S&P 500      Mid Cap
                                                         Index Fund   Index Fund
Undistributed net investment income                   $   85,417        $(249)
Accumulated net realized gain (loss)                   5,557,181          269
                                                       ---------          ---
Additional paid-in capital reduction (increase)       $5,642,598        $  20
                                                      ----------        -----

The tax character of distributions paid for the years indicated is as follows:

                                                          2003          2002
AXP S&P 500 Index Fund

Class D
Distributions paid from:
      Ordinary income                                 $  498,620   $  234,044
      Long-term capital gain                                  --      200,169

Class E
Distributions paid from:
      Ordinary income                                  2,576,320    1,274,044
      Long-term capital gain                                  --      851,427

AXP Mid Cap Index Fund

Class D
Distributions paid from:
      Ordinary income                                 $  106,014  $    54,556
      Long-term capital gain                             227,776      402,029

Class E
Distributions paid from:
      Ordinary income                                    139,360       81,469
      Long-term capital gain                             224,798      412,954

As of Jan. 31, 2003, the components of distributable earnings on a tax basis for each Fund are as follows:

                                                  Accumulated       Unrealized
                               Undistributed       long-term       appreciation
Fund                          ordinary income     gain (loss)     (depreciation)
AXP S&P 500 Index Fund          $722,324        $(36,704,648)     $(102,454,707)
AXP Mid Cap Index Fund            12,438             (35,998)        (5,457,733)

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of each Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
35   --   AXP INDEX FUNDS   --   2003 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

Each Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of each Fund's average daily net assets in reducing percentages as follows:

Fund                                                  Percentage range
AXP S&P 500 Index Fund                                 0.24% to 0.21%
AXP Mid Cap Index Fund                                 0.26% to 0.23%

Under an Administrative Services Agreement, each Fund pays AEFC a fee for administration and accounting services at a percentage of each Fund's average daily net assets in reducing percentages as follows:

Fund                                                  Percentage range
AXP S&P 500 Index Fund                                0.080% to 0.065%
AXP Mid Cap Index Fund                                0.080% to 0.065%

A minor portion of additional administrative service expenses paid by the Funds are consultants' fees and fund office expenses. Under this agreement, the Funds also pay taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Funds and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. Each Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class D $19

o  Class E $19

Each Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, each Fund pays a fee at an annual rate of 0.25% of each Fund's average daily net assets attributable to Class D shares.

For the year ended Jan. 31, 2003, AEFC and AECSC waived certain fees and expenses to 0.63% for Class D and 0.38% for Class E for AXP S&P 500 Index Fund and 0.69% for Class D and 0.44% for Class E for AXP Mid Cap Index Fund. In addition, AEFC and AECSC have agreed to waive certain fees and expenses until Jan. 31, 2004. Under this agreement, net expenses will not exceed 0.64% for Class D and 0.39% for Class E for AXP S&P 500 Index Fund and 0.70% for Class D and 0.45% for Class E for AXP Mid Cap Index Fund.

Shares held in the Funds for less than 180 days are subject to a redemption fee of 0.50% of the proceeds of the redeemed shares. The redemption fee is retained by the Funds and accounted for as an addition to paid-in capital. For accounts under $10,000, an annual fee of $10 is charged and deducted from the shareholder's account.

--------------------------------------------------------------------------------
36   --   AXP INDEX FUNDS   --   2003 ANNUAL REPORT

During the year ended Jan. 31, 2003, the Funds' custodian and transfer agency fees were reduced as a result of earnings credits from overnight cash balances as follows:

Fund                                                      Reduction
AXP S&P 500 Index Fund                                    $1,071
AXP Mid Cap Index Fund                                        33

The Funds also pay custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

For the year ended Jan. 31, 2003, cost of purchases and proceeds from sales (other than short-term obligations) aggregated for each Fund are as follows:

Fund                                               Purchases         Proceeds
AXP S&P 500 Index Fund                           $210,107,279*      $23,664,622
AXP Mid Cap Index Fund                             24,407,037        15,086,379

* Including $28,433,787 from AXP Nasdaq 100 Index Fund and $28,024,571 from AXP Total Stock Market Index Fund that were acquired in the fund merger as described in Note 9.

Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                      AXP S&P 500 Index Fund
                                                     Year ended Jan. 31, 2003
                                                    Class D              Class E
Sold                                             7,386,029           37,627,768
Fund merger                                      5,505,838            4,149,202
Issued for reinvested distributions                134,856              730,891
Redeemed                                        (4,898,517)          (6,769,959)
                                                ----------           ----------
Net increase (decrease)                          8,128,206           35,737,902
                                                 ---------           ----------

                                                     Year ended Jan. 31, 2002
                                                    Class D              Class E
Sold                                             6,162,752           32,539,639
Issued for reinvested distributions                 98,238              480,876
Redeemed                                        (1,514,528)          (6,738,175)
                                                ----------           ----------
Net increase (decrease)                          4,746,462           26,282,340
                                                 ---------           ----------

                                                      AXP Mid Cap Index Fund
                                                     Year ended Jan. 31, 2003
                                                    Class D              Class E
Sold                                             1,331,384            1,192,139
Issued for reinvested distributions                 54,678               36,713
Redeemed                                          (458,134)            (361,543)
                                                  --------             --------
Net increase (decrease)                            927,928              867,309
                                                   -------              -------

                                                     Year ended Jan. 31, 2002
                                                    Class D              Class E
Sold                                             1,049,808              507,332
Issued for reinvested distributions                 54,204               22,650
Redeemed                                          (249,801)             (58,972)
                                                  --------              -------
Net increase (decrease)                            854,211              471,010
                                                   -------              -------

--------------------------------------------------------------------------------
37   --   AXP INDEX FUNDS   --   2003 ANNUAL REPORT

5. STOCK INDEX FUTURES CONTRACTS

Investments in securities as of Jan. 31, 2003, included securities that were valued and pledged as collateral to cover initial margin deposits. The market value of this collateral and open futures contracts is as follows:

                                            Open        Notional         Net
                             Market       purchase       market      unrealized
                              value        (sale)         value      gain (loss)
Fund                      of collateral   contracts    on futures    on futures
AXP S&P 500 Index Fund    $1,826,227        162        $6,923,070    $(321,082)

See "Summary of significant accounting policies."

6. LENDING OF SECURITIES

At Jan. 31, 2003, securities valued at $97,060 were on loan to brokers for AXP S&P 500 Index Fund. For collateral, the Fund received $130,000 in cash. Income from securities lending amounted to $457 for the year ended Jan. 31, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

7. BANK BORROWINGS

Each Fund has a revolving credit agreement with Deutsche Bank, whereby each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. Each Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables each Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50%, or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, each Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. Neither Fund had borrowings outstanding during the year ended Jan. 31, 2003.

--------------------------------------------------------------------------------
38   --   AXP INDEX FUNDS   --   2003 ANNUAL REPORT

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, capital loss carry-overs are as follows as of Jan. 31, 2003:

Fund                                            Carry-over      Expiration date
AXP S&P 500 Index Fund                         $36,704,648          2009-2012
AXP Mid Cap Index Fund                              35,998            2012

The carry-over for AXP S&P 500 Index Fund includes $7,803,814 acquired in connection with the AXP Nasdaq 100 Index Fund and AXP Total Stock Market Index Fund merger (Note 9). In addition to the acquired capital loss carry-overs, the Fund also acquired unrealized capital losses as a result of the mergers. The yearly utilization of the acquired capital losses as well as the utilization of the acquired unrealized losses is limited by the Internal Revenue Code. It is unlikely the board will authorize a distribution of any net realized capital gains for a Fund until the respective capital loss carry-over has been offset or expires.

9. FUND MERGER

At the close of business on Dec. 6, 2002, AXP S&P 500 Index Fund acquired the assets and assumed the identified liabilities of AXP Nasdaq 100 Index Fund and AXP Total Stock Market Index Fund.

The aggregate net assets of AXP S&P 500 Index Fund immediately before the acquisition were $284,401,828.

The merger was accomplished by a tax-free exchange of the following:

AXP Nasdaq 100 Index Fund                           Shares             Value
Class D                                          4,365,912         $9,306,406
Class E                                          2,280,863          4,888,317

AXP Total Stock Market Index Fund                   Shares             Value
Class D                                          2,799,290        $10,290,585
Class E                                          2,717,465          9,984,621

In exchange for the AXP Nasdaq 100 Index Fund and AXP Total Stock Market Index Fund shares and net assets, AXP S&P 500 Index Fund issued the following number of shares:

                                                                      Shares
Class D                                                             5,505,838
Class E                                                             4,149,202

AXP Nasdaq 100 Index Fund's and AXP Total Stock Market Index Fund's net assets at that date were as follows, which include the following amounts of capital stock, unrealized depreciation and accumulated net realized loss.

                                       Total net                        Unrealized        Accumulated net   Undistributed net
                                        assets        Capital stock    depreciation        realized loss    investment income
AXP Nasdaq 100 Index Fund             $14,194,723     $50,724,211      $(14,759,544)       $(21,659,795)       $(110,149)
AXP Total Stock Market Index Fund      20,275,206      31,126,564        (7,732,319)         (3,128,744)           9,705

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39   --   AXP INDEX FUNDS   --   2003 ANNUAL REPORT

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating each Fund's results.

AXP S&P 500 Index Fund
Class D
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                                  2003       2002       2001    2000(b)
Net asset value, beginning of period                                        $ 4.36      $5.30      $5.42   $5.07
Income from investment operations:
Net investment income (loss)                                                   .03        .02        .02     .01
Net gains (losses) (both realized and unrealized)                            (1.05)      (.91)      (.12)    .35
Total from investment operations                                             (1.02)      (.89)      (.10)    .36
Less distributions:
Dividends from net investment income                                          (.03)      (.02)      (.01)   (.01)
Distributions from realized gains                                               --       (.03)      (.01)     --
Total distributions                                                           (.03)      (.05)      (.02)   (.01)
Net asset value, end of period                                              $ 3.31      $4.36      $5.30   $5.42

Ratios/supplemental data
Net assets, end of period (in millions)                                        $56        $38        $21      $7
Ratio of expenses to average daily net assets(c,d)                            .63%       .64%       .62%    .64%(f)
Ratio of net investment income (loss) to average daily net assets            1.03%       .74%       .65%    .52%(f)
Portfolio turnover rate (excluding short-term securities)                       9%        27%        82%     37%
Total return                                                               (23.43%)   (16.74%)    (1.73%   7.72%(g)

See accompanying notes to financial highlights.

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40   --   AXP INDEX FUNDS   --   2003 ANNUAL REPORT

AXP S&P 500 Index Fund
Class E
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                                  2003       2002       2001    2000(b)
Net asset value, beginning of period                                        $ 4.37      $5.31      $5.42   $5.07
Income from investment operations:
Net investment income (loss)                                                   .04        .03        .03     .01
Net gains (losses) (both realized and unrealized)                            (1.05)      (.91)      (.11)    .35
Total from investment operations                                             (1.01)      (.88)      (.08)    .36
Less distributions:
Dividends from net investment income                                          (.04)      (.03)      (.02)   (.01)
Distributions from realized gains                                               --       (.03)      (.01)     --
Total distributions                                                           (.04)      (.06)      (.03)   (.01)
Net asset value, end of period                                              $ 3.32      $4.37      $5.31   $5.42

Ratios/supplemental data
Net assets, end of period (in millions)                                       $261       $187        $87      $9
Ratio of expenses to average daily net assets(c,e)                            .38%       .39%       .35%    .39%(f)
Ratio of net investment income (loss) to average daily net assets            1.30%       .98%      1.05%    .83%(f)
Portfolio turnover rate (excluding short-term securities)                       9%        27%        82%     37%
Total return                                                               (23.24%)   (16.55%)    (1.35%)  7.75%(g)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 25, 1999 (when shares became publicly available) to Jan. 31, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earning credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class D would have been 0.84%, 0.97%, 1.18% and 4.00% for the periods ended Jan. 31, 2003, 2002, 2001 and 2000, respectively.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class E would have been 0.59%, 0.72%, 0.73% and 3.70% for the periods ended Jan. 31, 2003, 2002, 2001 and 2000, respectively.

(f)  Adjusted to an annual basis.

(g)  Not annualized.

--------------------------------------------------------------------------------
41   --   AXP INDEX FUNDS   --   2003 ANNUAL REPORT

AXP Mid Cap Index Fund
Class D
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                                  2003       2002       2001    2000(b)
Net asset value, beginning of period                                        $ 5.73      $6.20      $5.71   $5.07
Income from investment operations:
Net investment income (loss)                                                   .02        .02        .03     .01
Net gains (losses) (both realized and unrealized)                            (1.00)      (.27)      1.20     .64
Total from investment operations                                              (.98)      (.25)      1.23     .65
Less distributions:
Dividends from net investment income                                          (.02)      (.02)      (.03)   (.01)
Distributions from realized gains                                             (.09)      (.20)      (.71)     --
Total distributions                                                           (.11)      (.22)      (.74)   (.01)
Net asset value, end of period                                              $ 4.64      $5.73      $6.20   $5.71

Ratios/supplemental data
Net assets, end of period (in millions)                                        $15        $13         $9      $4
Ratio of expenses to average daily net assets(c,d)                            .69%       .70%       .66%    .69%(f)
Ratio of net investment income (loss) to average daily net assets             .40%       .35%       .42%    .59%(f)
Portfolio turnover rate (excluding short-term securities)                      53%        58%       109%     16%
Total return                                                               (17.20%)    (4.04%)    22.62%  12.87%(g)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
42   --   AXP INDEX FUNDS   --   2003 ANNUAL REPORT

AXP Mid Cap Index Fund
Class E
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                                  2003       2002       2001    2000(b)
Net asset value, beginning of period                                        $ 5.74      $6.21      $5.71   $5.07
Income from investment operations:
Net investment income (loss)                                                   .03        .03        .04     .02
Net gains (losses) (both realized and unrealized)                            (1.00)      (.27)      1.21     .64
Total from investment operations                                              (.97)      (.24)      1.25     .66
Less distributions:
Dividends from net investment income                                          (.03)      (.03)      (.04)   (.02)
Distributions from realized gains                                             (.09)      (.20)      (.71)     --
Total distributions                                                           (.12)      (.23)      (.75)   (.02)
Net asset value, end of period                                              $ 4.65      $5.74      $6.21   $5.71

Ratios/supplemental data
Net assets, end of period (in millions)                                        $15        $13        $11      $8
Ratio of expenses to average daily net assetsc,e                              .44%       .45%       .42%    .45%(f)
Ratio of net investment income (loss) to average daily net assets             .65%       .61%       .67%    .83%(f)
Portfolio turnover rate (excluding short-term securities)                      53%        58%       109%     16%
Total return                                                               (16.98%)    (3.84%)    23.06%  12.92%(g)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 25, 1999 (when shares became publicly available) to Jan. 31, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earning credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class D would have been 1.15%, 1.20%, 1.32% and 2.22% for the periods ended Jan. 31, 2003, 2002, 2001 and 2000, respectively.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class E would have been 0.90%, 0.95%, 1.08% and 1.96% for the periods ended Jan. 31, 2003, 2002, 2001 and 2000, respectively.

(f)  Adjusted to an annual basis.

(g)  Not annualized.

--------------------------------------------------------------------------------
43   --   AXP INDEX FUNDS   --   2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP MARKET ADVANTAGE SERIES, INC.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of AXP S&P 500 Index Fund and AXP Mid Cap Index Fund (funds within AXP Market Advantage Series, Inc.) as of January 31, 2003, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended January 31, 2003, and the financial highlights for the three-year period ended January 31, 2003 and for the period from October 25, 1999 (when shares became publicly available) to January 31, 2000. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2003 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP S&P 500 Index Fund and AXP Mid Cap Index Fund as of January 31, 2003, and the results of their operations, changes in their net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

March 14, 2003

--------------------------------------------------------------------------------
44   --   AXP INDEX FUNDS   --   2003 ANNUAL REPORT

Investments in Securities

AXP Small Company Index Fund

Jan. 31, 2003

(Percentages represent value of investments compared to net assets)

Common stocks (98.8%)
Issuer                                              Shares           Value(a)

Aerospace & defense (1.4%)
AAR                                                 96,645           $460,030
Alliant Techsystems                                115,848(b)       6,297,496
Armor Holdings                                      89,395(b)       1,177,332
BE Aerospace                                       109,009(b)         371,721
Curtiss-Wright                                      31,095          1,693,123
DRS Technologies                                    65,610(b)       1,722,263
EDO                                                 59,725          1,043,396
Kaman Cl A                                          68,094            704,773
Total                                                              13,470,134

Airlines (0.5%)
Atlantic Coast Airlines Holdings                   137,138(b)       1,371,380
Frontier Airlines                                   89,973(b)         409,377
Mesa Air Group                                      98,568(b)         431,728
Midwest Express Holdings                            47,079(b)         179,371
SkyWest                                            174,288          2,006,055
Total                                                               4,397,911

Automotive & related (2.0%)
Central Parking                                    109,097          1,868,832
GenCorp                                            131,208          1,010,302
Intermet                                            77,363            321,830
Midas                                               45,451(b)         395,424
Myers Inds                                          91,225            941,442
O'Reilly Automotive                                161,743(b)       3,951,381
Oshkosh Truck                                       51,620          3,240,187
Smith (AO)                                          87,879          2,283,975
SPS Technologies                                    39,748(b)         871,276
Standard Motor Products                             38,115            502,737
TBC                                                 64,503(b)         877,241
Tower Automotive                                   172,128(b)         600,727
Winnebago Inds                                      56,928          1,957,754
Total                                                              18,823,108

Banks and savings & loans (9.1%)
American Financial Holdings                         66,768          2,012,388
Anchor BanCorp Wisconsin                            74,354          1,559,203
Boston Private Financial Holdings                   68,269          1,229,525
Chittenden                                          96,939          2,501,026
Commercial Federal                                 137,123          3,201,822
Community First Bankshares                         118,843          2,984,148
Cullen/Frost Bankers                               154,978          4,815,167
Dime Community Bancshares                           78,205          1,542,985
Downey Financial                                    85,030          3,494,733
East West Bancorp                                   72,428          2,532,083
First BanCorp                                      121,258(c)       3,001,136
First Midwest Bancorp                              134,872          3,555,226
First Republic Bank                                 44,427(b)         941,852
FirstFed Financial                                  51,364(b)       1,484,933
Flagstar Bancorp                                    89,130          2,057,120
GBC Bancorp                                         35,028            698,458
Hudson United Bancorp                              136,613          4,289,648
Irwin Financial                                     84,235          1,505,279
MAF Bancorp                                         70,544          2,465,513
New Century Financial                               75,660          2,157,823
Provident Bankshares                                74,382          1,791,862
Riggs Natl                                          86,510          1,261,316
Seacoast Financial Services                         72,320          1,423,258
South Financial Group                              143,704          2,937,597
Southwest Bancorp of Texas                         102,730(b)       3,341,807
Staten Island Bancorp                              182,777          3,359,441
Sterling Bancshares                                133,305          1,575,665
Susquehanna Bancshares                             120,235          2,553,791
TrustCo Bank NY                                    225,232          2,324,394
UCBH Holdings                                       63,627          2,729,598
United Bankshares                                  127,977          3,715,172
Washington Federal                                 192,518          4,697,440
Waypoint Financial                                 108,365          1,945,152
Whitney Holding                                    121,476          3,995,346
Wintrust Financial                                  52,125          1,561,665
Total                                                              87,243,572

Beverages & tobacco (0.4%)
Coca-Cola Bottling                                  27,389          1,867,655
DIMON                                              135,725            990,793
Schweitzer-Mauduit Intl                             45,346          1,105,082
Total                                                               3,963,530

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

Issuer                                              Shares           Value(a)

Building materials & construction (4.4%)
Apogee Enterprises                                  83,924           $778,815
Building Materials Holding                          39,871            627,570
Butler Mfg                                          19,153            383,060
Champion Enterprises                               154,619(b)         456,126
ElkCorp                                             59,088          1,028,131
EMCOR Group                                         45,234(b)       2,148,163
Fleetwood Enterprises                              109,055(b)         544,184
Florida Rock Inds                                   86,670          2,912,112
Hughes Supply                                       72,451          1,798,234
Insituform Technologies Cl A                        80,465(b)       1,104,784
Lennox Intl                                        175,342          2,244,378
M.D.C. Holdings                                     80,862          3,194,049
Massey Energy                                      228,570          1,851,417
Monaco Coach                                        87,614(b)       1,095,175
NVR                                                 22,029(b)       7,324,642
Ryland Group                                        77,870          3,086,767
Simpson Mfg                                         74,408(b)       2,570,796
Skyline                                             25,468            681,269
Standard Pacific                                    99,217          2,505,229
Texas Inds                                          63,857          1,436,783
Tredegar                                           116,584          1,480,617
Universal Forest Products                           53,834          1,015,309
URS                                                 91,053(b)         991,567
Watts Inds Cl A                                     82,103          1,144,516
Total                                                              42,403,693

Chemicals (2.2%)
Arch Chemicals                                      67,987          1,269,997
Cambrex                                             78,985          2,029,915
Chemed                                              29,715            992,481
Georgia Gulf                                        97,538          2,297,019
Ionics                                              53,271(b)       1,206,055
MacDermid                                           97,572          2,053,891
OM Group                                            85,530            751,809
Omnova Solutions                                   120,614(b)         422,149
Penford                                             23,348            294,885
PolyOne                                            278,092            978,884
Quaker Chemical                                     28,293            551,714
Tetra Tech                                         161,673(b)       2,077,498
TETRA Technologies                                  43,025(b)         861,361
Waste Connections                                   84,808(b)       2,947,077
WD-40                                               50,153          1,288,431
Wellman                                             96,683          1,189,201
Total                                                              21,212,367

Communications equipment & services (0.8%)
Allen Telecom                                       92,689(b)       1,124,317
Boston Communications Group                         52,753(b)         671,546
C-COR.net                                          110,321(b)         468,864
Captaris                                            96,771(b)         280,636
Catapult Communications                             39,615(b)         368,420
Concerto Software                                   35,576(b)         212,744
Digi Intl                                           67,460(b)         225,991
General Communication Cl A                         169,182(b)         949,110
Harmonic                                           182,276(b)         769,205
Metro One Telecommunications                        74,886(b)         395,398
Network Equipment Technologies                      68,197(b)         418,730
SymmetriCom                                        127,494(b)         509,849
Tollgrade Communications                            41,138(b)         460,746
ViaSat                                              78,962(b)         897,008
Total                                                               7,752,564

Computer software & services (0.8%)
Adaptec                                            325,352(b)       1,926,084
Avid Technology                                     80,505(b)       1,710,731
JDA Software Group                                  86,230(b)       1,055,455
MRO Software                                        73,640(b)         840,306
Take-Two Interactive Software                      118,419(b)       2,509,299
Total                                                               8,041,875

Computers & office equipment (7.8%)
American Management Systems                        128,150(b,d)     1,430,154
Analysts Intl                                       73,441(b)         141,007
ANSYS                                               44,310(b)         828,154
Artesyn Technologies                               116,484(b)         405,364
Aware                                               68,847(b)         149,398
BARRA                                               60,078(b)       1,823,968
Black Box                                           58,973          2,421,431
Brooktrout                                          37,163(b)         199,565
CACI Intl Cl A                                      86,336(b)       3,244,508
Carreker                                            71,448(b)         204,341
Ciber                                              195,594(b)         985,794
Cognex                                             129,137(b)       2,746,744
Computer Task Group                                 63,331(b)         189,993
Concord Communications                              51,940(b)         482,003
Dendrite Intl                                      121,155(b)         902,605
eFunds                                             141,620(b)       1,067,815
Engineered Support Systems                          47,925          1,773,225
FactSet Research Systems                           102,522          2,787,573
Fair, Isaac & Co                                   153,939          7,658,466
FileNet                                            108,964(b)       1,362,050
Global Payments                                    112,012          3,195,703
Hutchinson Technology                               76,937(b)       1,754,933
Hyperion Solutions                                 103,436(b)       2,868,073

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

Issuer                                              Shares           Value(a)

Computers & office equipment (cont.)
Insight Enterprises                                139,818(b)      $1,118,544
Inter-Tel                                           74,792          1,633,390
Intermagnetics General                              50,010(b)         843,669
Kronos                                              59,714(b)       2,224,944
Manhattan Associates                                87,542(b)       2,113,264
MapInfo                                             45,936(b)         161,235
MAXIMUS                                             65,822(b)       1,572,488
Mercury Computer Systems                            64,229(b)       2,062,393
MICROS Systems                                      52,781(b)       1,158,015
Midway Games                                       141,020(b)         473,827
NDCHealth                                          105,283          2,288,852
Netegrity                                          103,766(b)         447,231
NYFIX                                               94,344(b)         431,152
PC-Tel                                              60,425(b)         429,622
Pegasus Solutions                                   74,662(b)         725,715
Phoenix Technologies                                75,755(b)         440,288
Pinnacle Systems                                   183,500(b)       2,400,180
Planar Systems                                      41,225(b)         656,302
PRG-Schultz Intl                                   192,211(b)       1,589,585
Progress Software                                  103,550(b)       1,485,943
QRS                                                 47,965(b)         257,188
RadiSys                                             53,571(b)         376,068
Rainbow Technologies                                79,562(b)         639,678
Roxio                                               58,943(b)         271,727
SCM Microsystems                                    47,635(b)         178,631
SERENA Software                                    122,720(b)       1,822,269
SPSS                                                52,088(b)         558,383
Standard Register                                   85,419          1,603,315
Systems & Computer Technology                      101,463(b)         906,065
TALX                                                41,950            601,563
THQ                                                120,459(b)       1,538,261
Verity                                             105,301(b)       1,633,219
Watson Wyatt & Co Holdings                          99,830(b)       1,886,787
ZixIt                                               56,432(b)         236,450
Total                                                              75,389,110

Electronics (7.9%)
Actel                                               73,227(b)       1,094,744
Advanced Energy Inds                                97,408(b)       1,032,525
Aeroflex                                           182,244(b)       1,457,952
Alliance Semiconductor                             109,614(b)         343,092
Analogic                                            40,269          2,124,592
Anixter Intl                                       113,596(b)       2,555,910
AstroPower                                          66,295(b)         447,491
ATMI                                                92,977(b)       1,652,201
Audiovox Cl A                                       69,447(b)         629,954
Axcelis Technologies                               298,208(b)       1,976,821
BEI Technologies                                    43,742            440,132
Bel Fuse Cl B                                       33,180            657,628
Belden                                              75,718          1,107,754
Bell Microproducts                                  59,634(b)         420,420
Benchmark Electronics                               73,633(b)       2,393,073
Brooks-PRI Automation                              110,533(b)       1,160,597
Brush Engineered Materials                          50,490(b)         290,318
C&D Technologies                                    78,028          1,353,786
Cable Design Technologies                          135,025(b)         760,191
Cohu                                                63,171            880,604
CTS                                                102,716            749,827
Cubic                                               81,090          1,631,531
Cymer                                              103,548(b)       3,200,668
Dionex                                              64,330(b)       2,006,453
DSP Group                                           82,325(b)       1,364,125
DuPont Photomasks                                   54,608(b)       1,152,229
Electro Scientific Inds                             84,089(b)       1,519,488
ESS Technology                                     131,346(b)         715,836
Esterline Technologies                              63,035(b)       1,002,257
Exar                                               120,657(b)       1,562,508
Gerber Scientific                                   67,130(b)         385,326
Harman Intl Inds                                    97,924          6,022,325
Helix Technology                                    79,218            681,275
InVision Technologies                               51,370(b)       1,225,175
Itron                                               61,225(b)         976,539
Kopin                                              210,560(b)         880,351
Kulicke & Soffa Inds                               149,709(b)         788,966
MagneTek                                            71,401(b)         339,155
Methode Electronics Cl A                           109,771            987,939
Microsemi                                           87,659(b)         696,889
Park Electrochemical                                59,270            963,138
Paxar                                              119,207(b)       1,776,184
Pericom Semiconductor                               78,239(b)         691,633
Photon Dynamics                                     48,859(b)         660,574
Photronics                                          97,050(b)       1,069,976
Pioneer-Standard Electronics                        96,832            944,112
Power Integrations                                  86,453(b)       1,868,249
Rogers                                              48,052(b)       1,210,910
Rudolph Technologies                                49,568(b)         751,451
SBS Technologies                                    44,293(b)         414,582
Skyworks Solutions                                 417,303(b)       2,904,428
Standard Microsystems                               50,702(b)         811,232
Technitrol                                         121,776          1,937,456
Three-Five Systems                                  65,031(b)         297,842
Trimble Navigation                                  88,242(b)       1,440,992
Triumph Group                                       48,121(b)       1,212,649
Ultratech Stepper                                   68,668(b)         806,849

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

Issuer                                              Shares           Value(a)

Electronics (cont.)
Varian Semiconductor  Equipment Associates         102,422(b)      $2,656,826
Veeco Instruments                                   88,436(b)       1,238,104
Vicor                                              128,448(b)         877,300
X-Rite                                              61,377            488,561
Total                                                              75,691,695

Energy (3.4%)
Atmos Energy                                       136,270          3,052,448
Brown (Tom)                                        119,082(b)       2,974,668
Cabot Oil & Gas Cl A                                96,497          2,268,644
Frontier Oil                                        79,295          1,173,566
Newfield Exploration                               156,596(b)       5,178,630
Nuevo Energy                                        58,208(b)         665,317
NUI                                                 47,841            763,064
Patina Oil & Gas                                    84,321          2,719,352
Pogo Producing                                     185,075          6,570,163
St. Mary Land & Exploration                         84,755          2,095,144
Stone Energy                                        79,918(b)       2,718,011
Swift Energy                                        82,525(b)         783,988
Vintage Petroleum                                  192,161          2,081,104
Total                                                              33,044,099

Energy equipment & services (2.7%)
Atwood Oceanics                                     42,022(b)       1,164,009
Cal Dive Intl                                      113,261(b)       2,413,592
CARBO Ceramics                                      46,672          1,491,170
Cimarex Energy                                     123,542(b)       2,307,765
Dril-Quip                                           52,487(b)         821,422
Evergreen Resources                                 57,622(b)       2,493,303
Hydril                                              68,315(b)       1,640,175
Input/Output                                       155,131(b)         615,870
Lone Star Technologies                              86,459(b)       1,283,916
Oceaneering Intl                                    75,144(b)       1,739,584
Plains Resources                                    72,810(b)         857,702
Prima Energy                                        38,732(b)         836,999
Remington Oil & Gas                                 79,618(b)       1,457,009
SEACOR SMIT                                         60,503(b)       2,403,784
Unit                                               131,506(b)       2,348,697
Veritas DGC                                         96,428(b)         759,853
W-H Energy Services                                 81,990(b)       1,270,845
Total                                                              25,905,695

Financial services (1.6%)
Bowne & Co                                         101,815          1,111,820
Delphi Financial Group Cl A                         62,511          2,328,535
Financial Federal                                   56,364(b)       1,507,737
Insurance Auto Auctions                             37,172(b)         573,936
Jefferies Group                                     81,608          3,194,953
Kansas City Southern                               184,986(b)       2,358,572
Raymond James Financial                            146,900          3,745,949
SWS Group                                           51,416            778,952
Total                                                              15,600,454

Food (2.1%)
American Italian Pasta Cl A                         54,496(b)       2,141,693
Corn Products Intl                                 108,218          3,241,130
Delta & Pine Land                                  115,763          2,332,624
Fleming Companies                                  165,382            603,644
Hain Celestial Group                               102,012(b)       1,210,882
Intl Multifoods                                     58,053(b)       1,246,978
J & J Snack Foods                                   26,931(b)         714,479
Lance                                               88,313          1,005,002
Nash Finch                                          36,190            341,634
Performance Food Group                             137,018(b)       4,227,006
Ralcorp Holdings                                    87,636(b)       2,169,867
United Natural Foods                                57,986(b)       1,216,546
Total                                                              20,451,485

Furniture & appliances (1.5%)
Aaron Rents                                         65,891          1,281,580
Bassett Furniture Inds                              35,579            506,645
Briggs & Stratton                                   65,684          2,710,122
Ethan Allen Interiors                              114,587          3,615,219
Fedders                                             91,765            275,295
Interface                                          155,370            427,268
La-Z-Boy                                           172,115          3,490,492
Natl Presto Inds                                    20,739            573,641
Royal Appliance Mfg                                 38,894(b)         283,926
Salton                                              33,372(b)         333,720
Thomas Inds                                         51,900          1,284,525
Total                                                              14,782,433

Health care (6.5%)
Alpharma Cl A                                      155,832          2,575,903
ArthoCare                                           63,611(b)         654,557
Bio-Technology General                             178,227(b)         447,350
Biosite                                             44,995(b)       1,608,612
Cephalon                                           167,456(b)       7,791,727
CIMA Labs                                           43,200(b)         971,957
Coherent                                            88,047(b)       1,739,809
Conmed                                              86,966(b)       1,272,313

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

Issuer                                              Shares           Value(a)

Health care (cont.)
Cooper Companies                                    93,020         $2,382,242
Datascope                                           44,841          1,022,823
Diagnostic Products                                 86,619          3,034,264
Enzo Biochem                                        86,372(b)       1,123,700
Haemonetics                                         74,012(b)       1,610,501
Hologic                                             59,021(b)         584,898
ICU Medical                                         42,925(b)       1,562,899
IDEXX Laboratories                                 104,368(b)       3,613,219
INAMED                                              66,387(b)       1,963,727
Invacare                                            94,050          2,853,477
Medicis Pharmaceutical Cl A                         81,777(b)       4,223,781
Mentor                                             140,590          2,492,661
MGI Pharma                                          76,406(b)         618,889
Noven Pharmaceuticals                               68,446(b)         530,457
Osteotech                                           51,560(b)         351,639
Priority Healthcare Cl B                           131,851(b)       3,066,854
Regeneron Pharmaceuticals                          133,624(b)       2,502,778
ResMed                                             100,187(b)       3,321,199
Respironics                                        101,306(b)       3,135,421
Techne                                             125,749(b)       2,869,592
Theragenics                                         90,312(b)         363,054
Viasys Healthcare                                   79,548(b)       1,189,243
Vital Signs                                         39,197          1,063,023
Total                                                              62,542,569

Health care services (5.3%)
Accredo Health                                     143,755(b)       5,392,249
AMERIGROUP                                          62,000(b)       1,729,800
AmeriPath                                           93,030(b)       1,824,318
AmSurg                                              62,350(b)       1,454,002
ArQule                                              64,844(b)         199,784
Cerner                                             107,751(b)       3,972,672
Coventry Health Care                               181,732(b)       5,043,063
CryoLife                                            59,406(b)         288,119
Curative Health Services                            36,391(b)         698,744
IMPATH                                              49,543(b)         993,337
Mid Atlantic Medical Services                      145,246(b)       4,999,367
Orthodontic Centers of America                     155,148(b)       1,858,673
Owens & Minor                                      103,503          1,671,573
PAREXEL Intl                                        76,402(b)       1,013,091
Pediatrix Medical Group                             76,581(b)       2,814,352
Pharmaceutical Product Development                 167,861(b)       5,010,651
Province Healthcare                                147,416(b)         972,946
RehabCare Group                                     48,071(b)         853,260
Renal Care Group                                   146,860(b)       4,244,254
Sierra Health Services                              89,665(b)       1,322,559
Sunrise Assisted Living                             67,523(b)       1,519,268
SurModics                                           52,291(b)       1,568,730
US Oncology                                        270,948(b)       2,013,144
Total                                                              51,457,956

Household products (1.0%)
Action Performance Companies                        54,007            951,603
Applica                                             71,214(b)         314,766
Enesco Group                                        42,152(b,d)       289,584
JAKKS Pacific                                       73,966(b)         906,823
Libbey                                              44,968          1,072,037
Nature's Sunshine Products                          46,121            396,179
Scotts Cl A                                         90,258(b)       4,624,821
Sola Intl                                           74,577(b)         909,839
Total                                                               9,465,652

Industrial equipment & services (4.0%)
Applied Industrial Technologies                     57,956            954,535
Arctic Cat                                          67,099          1,086,937
Astec Inds                                          59,713(b)         543,388
Barnes Group                                        57,337          1,092,270
Clarcor                                             75,574          2,456,155
FLIR Systems                                        51,470(b)       2,402,105
Flow Intl                                           46,616(b,d)       149,637
G & K Services Cl A                                 62,901          2,057,492
Gardner Denver                                      48,280(b)         856,970
Graco                                              144,476          3,845,950
IDEX                                                98,494          2,872,085
JLG Inds                                           130,410            815,063
Keithley Instruments                                48,295            536,075
Kroll                                              118,331(b)       2,251,839
Lawson Products                                     28,851            771,764
Lindsay Mfg                                         35,601            730,177
Lydall                                              48,611(b)         491,943
Manitowoc                                           80,079          1,835,411
Milacron                                           102,417            511,061
Regal Beloit                                        75,906          1,457,395
Robbins & Myers                                     43,534            731,371
Roper Inds                                          95,049          3,308,656
Timken                                             192,151          3,326,133
Toro                                                36,977          2,329,921
Watsco                                              77,764          1,217,007
Wolverine Tube                                      37,211(b)         202,056
Total                                                              38,833,396

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

Issuer                                              Shares           Value(a)

Insurance (2.5%)
First American                                     219,097         $4,988,838
Fremont General                                    228,350          1,075,529
Hilb, Rogal & Hamilton                              89,280          3,358,714
Hooper Holmes                                      195,316          1,054,706
LandAmerica Financial Group                         55,270          2,152,767
Philadelphia Consolidated Holding                   65,418(b)       2,180,382
Presidential Life                                   89,027            811,926
RLI                                                 74,757          2,064,788
SCPIE Holdings                                      29,820            204,267
Selective Insurance Group                           80,187          1,879,583
Stewart Information Services                        53,802(b)       1,184,720
UICI                                               146,215(b)       2,273,643
Zenith Natl Insurance                               56,927          1,201,160
Total                                                              24,431,023

Leisure time & entertainment (1.5%)
Argosy Gaming                                       87,834(b)       1,523,920
Aztar                                              113,213(b)       1,443,466
Bally Total Fitness Holdings                       100,650(b)         839,421
Coachmen Inds                                       48,031            676,276
Concord Camera                                      84,700(b)         474,489
Huffy                                               46,924(b,d)       312,983
K2                                                  54,444(b)         535,185
Pinnacle Entertainment                              78,708(b)         433,681
Polaris Inds                                        68,938          3,554,444
Shuffle Master                                      53,005(b)         997,024
Thor Inds                                           86,554          2,380,235
WMS Inds                                            93,510(b)       1,085,651
Total                                                              14,256,775

Media (0.8%)
4 Kids Entertainment                                38,267(b)         765,340
Advanced Marketing Services                         57,546            633,006
ADVO                                                60,636(b)       1,933,682
Consolidated Graphics                               40,382(b)         953,419
Harland (John H)                                    89,265          1,968,293
Information Holdings                                66,195(b)       1,062,430
Thomas Nelson                                       43,612(b)         440,481
Total                                                               7,756,651

Metals (1.8%)
Castle (AM)                                         45,823(b)         198,872
Century Aluminum                                    62,384            401,753
Cleveland-Cliffs                                    30,913(b)         633,407
Commercial Metals                                   86,254          1,254,996
Commonwealth Inds                                   48,552            264,608
IMCO Recycling                                      45,972(b)         260,202
Material Sciences                                   42,597(b)         534,592
Maverick Tube                                      124,250(b)       1,905,995
Mueller Inds                                       103,942(b)       2,645,324
Quanex                                              49,624          1,523,457
Reliance Steel & Aluminum                           96,351          1,821,034
RTI Intl Metals                                     63,053(b)         650,076
Ryerson Tull                                        75,313            457,903
Shaw Group                                         114,443(b)       1,556,425
Steel Dynamics                                     144,328(b)       1,919,562
Steel Technologies                                  29,053            319,903
Stillwater Mining                                  132,028(b)         565,080
Total                                                              16,913,189

Miscellaneous (1.6%)
ABM Inds                                           149,584          2,275,173
Advanced Medical Optics                             87,175(b)       1,087,944
American States Water                               46,030          1,053,627
Cross (AT) Cl A                                     47,590(b)         252,227
Philadelphia Suburban                              205,773          4,136,037
PolyMedica                                          37,316(b)       1,097,837
Radiant Systems                                     84,865(b)         790,093
SCP Pool                                            70,579(b)       1,957,156
Supertex                                            38,395(b)         589,363
Sybron Dental Specialties                          115,275(b)       1,889,357
Total                                                              15,128,814

Multi-industry conglomerates (5.1%)
Acuity Brands                                      125,753          1,666,227
Administaff                                         84,610(b)         423,050
Arbitron                                            89,681(b)       2,897,593
Baldor Electric                                    103,574          1,982,406
Brady Cl A                                          70,137          1,862,839
CDI                                                 58,602(b)       1,461,534
Coinstar                                            66,840(b)       1,300,038
Corinthian Colleges                                131,618(b)       4,797,476
CUNO                                                50,281(b)       1,611,506
Global Imaging Systems                              64,310(b)       1,158,223
Griffon                                            100,723(b,d)     1,361,775
Hall, Kinion & Associates                           38,484(b)          95,055
Heidrick & Struggles Intl                           55,091(b)         712,327
Imagistics Intl                                     55,244(b)       1,060,685
ITT Educational Services                           137,912(b)       3,858,778
Labor Ready                                        124,595(b)         799,900
Meade Instruments                                   60,041(b)         178,322
MemberWorks                                         38,688(b)         665,434
Mobile Mini                                         43,342(b)         617,190
NCO Group                                           78,630(b)       1,124,409
New England Business Service                        39,742            874,324
On Assignment                                       80,146(b)         480,876

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

Issuer                                              Shares           Value(a)

Multi-industry conglomerates (cont.)
Pre-Paid Legal Services                             57,680(b)      $1,037,086
SOURCECORP                                          53,100(b)         893,673
Spherion                                           178,901(b)       1,046,571
Standex Intl                                        36,765            796,330
StarTek                                             43,038(b)       1,167,621
Stewart & Stevenson Services                        86,450          1,245,745
Teledyne Technologies                               97,234(b)       1,220,287
Triarc Companies                                    61,745(b)       1,575,732
Valmont Inds                                        72,461          1,525,304
Volt Information Sciences                           46,184(b)         637,339
Woodward Governor                                   34,371          1,270,696
Zebra Technologies Cl A                             95,722(b)       5,347,030
Total                                                              48,753,381

Paper & packaging (0.8%)
AptarGroup                                         109,029          3,126,952
Buckeye Technologies                               112,204(b)         592,437
Caraustar Inds                                      84,696(b)         642,843
Chesapeake                                          46,010            704,873
Deltic Timber                                       36,151            881,723
Pope & Talbot                                       47,443            497,677
Rock-Tenn Cl A                                     104,080          1,429,018
Total                                                               7,875,523

Real estate investment trust (1.4%)
Capital Automotive                                  84,915          1,979,369
Colonial Properties Trust                           68,545          2,216,745
Essex Property Trust                                55,425          2,797,854
Glenborough Realty Trust                            84,100          1,411,198
Kilroy Realty                                       84,747          1,851,722
Shurgard Storage Centers Cl A                      108,862          3,254,974
Total                                                              13,511,862

Restaurants & lodging (3.4%)
Applebee's Intl                                    167,659          4,359,133
CEC Entertainment                                   83,526(b)       2,362,951
IHOP                                                63,755(b)       1,357,344
Jack in the Box                                    118,666(b)       1,910,523
Landry's Restaurants                                84,189          1,623,164
Lone Star Steakhouse & Saloon                       63,605          1,326,864
Luby's Cafeterias                                   68,133(b)         134,903
Marcus                                              89,297          1,232,299
O`Charley's                                         59,975(b)       1,316,451
P.F. Chang's China Bistro                           75,710(b)       2,668,778
Panera Bread Cl A                                   88,408(b)       2,600,963
Prime Hospitality                                  136,852(b)       1,038,707
RARE Hospitality Intl                               66,745(b)       1,902,233
Ruby Tuesday                                       193,771          3,662,271
Ryan's Family Steak Houses                         131,182(b)       1,390,529
Sonic                                              118,728(b)       2,699,875
Steak n Shake                                       83,398(b)         804,791
Total                                                              32,391,779

Retail (6.1%)
AnnTaylor Stores                                   136,046(b)       2,531,816
Casey's General Stores                             150,643          1,715,824
Cash America Intl                                   74,103            718,799
Cato Cl A                                           77,391          1,377,560
Checkpoint Systems                                  98,675(b)         955,174
Children's Place Retail Stores                      80,430(b)         857,384
Christopher & Banks                                 78,185(b)       1,454,241
Cost Plus                                           65,931(b)       1,555,972
CPI                                                 24,412            341,524
Department 56                                       39,680(b)         472,589
Dress Barn                                          88,358(b)       1,170,744
Duane Reade                                         72,680(b)         979,726
Footstar                                            61,182(b)         521,882
Fossil                                             140,540(b)       2,599,990
Fred's                                              77,760          2,088,711
Goody's Family Clothing                             98,796(b)         328,003
Great Atlantic & Pacific Tea                       116,873(b)         626,439
Group 1 Automotive                                  68,244(b)       1,696,546
Gymboree                                            87,943(b)       1,254,067
Hancock Fabrics                                     57,328            963,110
Haverty Furniture Companies                         65,960            817,904
J. Jill Group                                       59,165(b)         715,897
Jo-Ann Stores Cl A                                  58,481(b)       1,531,033
Linens `N Things                                   133,742(b)       3,117,526
Men's Wearhouse                                    123,959(b)       1,736,666
NBTY                                               201,167(b)       3,663,250
Pacific Sunwear of California                      149,751(b)       2,725,468
Pep Boys - Manny, Moe & Jack                       156,398          1,628,103
Phillips-Van Heusen                                 84,392          1,000,045
Regis                                              131,308          3,537,437
Russ Berrie                                         62,126          1,983,683
School Specialty                                    55,914(b)       1,101,506
ShopKo Stores                                       87,635(b)         985,894
Stein Mart                                         125,970(b)         684,017
Sturm, Ruger & Co                                   81,674            810,206
Too                                                103,369(b)       1,721,094
Ultimate Electronics                                44,013(b)         398,758
United Stationers                                   98,536(b)       2,193,411
Wet Seal Cl A                                       92,360(b)         822,004
Zale                                               100,679(b)       3,070,710
Total                                                              58,454,713

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

Issuer                                              Shares           Value(a)

Textiles & apparel (2.6%)
Angelica                                            26,409           $512,335
Ashworth                                            40,370(b)         255,946
Brown Shoe                                          53,534          1,403,661
Burlington Coat Factory Warehouse                  135,010          2,403,178
Chico's FAS                                        257,642(b)       4,691,662
Genesco                                             66,323(b)       1,102,951
Haggar                                              19,486            215,125
Hot Topic                                           94,234(b)       2,233,346
K-Swiss Cl A                                        54,442          1,382,827
Kellwood                                            77,574          1,840,831
Nautica Enterprises                                102,056(b)       1,095,061
Oshkosh B'Gosh Cl A                                 37,156            892,859
Oxford Inds                                         22,814            547,536
Quiksilver                                          71,767(b)       1,891,060
Russell                                             97,679          1,565,794
Stride Rite                                        121,705            982,159
Wolverine World Wide                               122,907          1,837,460
Total                                                              24,853,791

Transportation (2.3%)
Arkansas Best                                       75,220(b)       1,821,076
Forward Air                                         65,059(b)       1,281,012
Heartland Express                                  151,730(b)       2,644,654
Knight Transportation                              112,600(b)       2,293,549
Landstar System                                     47,994(b)       2,483,690
Offshore Logistics                                  68,289(b)       1,381,486
Roadway                                             58,729          2,022,627
USFreightways                                       81,756          2,149,365
Wabash Natl                                         77,823(b)         627,253
Werner Enterprises                                 193,408          3,537,433
Yellow Corp                                         89,152(b)       2,082,769
Total                                                              22,324,914

Utilities -- electric (1.0%)
Avista                                             145,518          1,586,146
Central Vermont Public Service                      35,577            604,809
CH Energy Group                                     49,100          2,120,138
El Paso Electric                                   151,359(b)       1,687,653
Green Mountain Power                                14,919            291,070
NorthWestern                                       113,489            595,817
UIL Holdings                                        43,879          1,403,689
Unisource Energy                                   101,895          1,676,173
Total                                                               9,965,495

Utilities -- gas (2.5%)
Cascade Natural Gas                                 33,519            641,889
Energen                                            105,112          3,192,251
Kirby                                               72,861(b)       1,830,268
Laclede Group                                       57,415          1,356,142
New Jersey Resources                                81,591          2,595,410
Northwest Natural Gas                               77,484          2,016,134
Piedmont Natural Gas                               100,009          3,475,313
Southern Union                                     168,563(b)       2,427,307
Southwest Gas                                      100,768          2,176,589
Southwestern Energy                                 78,071(b)         918,115
UGI                                                 83,647          3,498,954
Total                                                              24,128,372

Total common stocks
(Cost: $1,125,140,618)                                           $951,219,580

Other (--%)
Issuer                                              Shares           Value(a)

Orbital Sciences
   Warrants                                          5,207(b)         $11,143

Total other
(Cost: $--)                                                           $11,143

Short-term securities (4.4%)
Issuer                 Annualized                 Amount             Value(a)
                      yield on date             payable at
                       of purchase               maturity

U.S. government agencies
Federal Home Loan Bank Disc Nts
     02-14-03             1.24%                 $2,700,000         $2,698,709
     04-16-03             1.23                   5,800,000          5,786,080
Federal Home Loan Mtge Corp Disc Nts
     02-18-03             1.20                   3,000,000          2,998,200
     03-27-03             1.28                   7,900,000          7,886,224
Federal Natl Mtge Assn Disc Nts
     02-07-03             1.27                   9,300,000          9,297,704
     02-19-03             1.26                   4,600,000          4,597,114
     03-19-03             1.28                   3,700,000          3,694,584
     03-26-03             1.27                   5,000,000          4,991,586

Total short-term securities
(Cost: $41,947,039)                                               $41,950,201

Total investments in securities
(Cost: $1,167,087,657)(e)                                        $993,180,924

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Jan. 31, 2003, the value of foreign securities represented 0.3% of net assets.

(d) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 6 to the financial statements):

     Type of security                                               Contracts
     Purchase contracts
     Russell 2000 Index, March 2003                                    60

(e) At Jan. 31, 2003, the cost of securities for federal income tax purposes was $1,179,482,019 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                $ 130,391,725
     Unrealized depreciation                                 (316,692,820)
                                                             ------------
     Net unrealized depreciation                            $(186,301,095)
                                                            -------------

--------------------------------------------------------------------------------
19   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Small Company Index Fund

Jan. 31, 2003
Assets
Investments in securities, at value (Note 1)*
     (identified cost $1,167,087,657)                                                               $  993,180,924
Cash in bank on demand deposit                                                                              82,321
Capital shares receivable                                                                                  211,498
Dividends and accrued interest receivable                                                                  453,900
Receivable for investment securities sold                                                                  193,200
                                                                                                           -------
Total assets                                                                                           994,121,843
                                                                                                       -----------
Liabilities
Capital shares payable                                                                                     156,437
Payable for investment securities purchased                                                                 25,236
Payable upon return of securities loaned (Note 5)                                                       31,046,454
Accrued investment management services fee                                                                   9,525
Accrued distribution fee                                                                                    13,962
Accrued service fee                                                                                             26
Accrued transfer agency fee                                                                                  6,318
Accrued administrative services fee                                                                          1,864
Other accrued expenses                                                                                     148,959
                                                                                                           -------
Total liabilities                                                                                       31,408,781
                                                                                                        ----------
Net assets applicable to outstanding capital stock                                                  $  962,713,062
                                                                                                    ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                            $    1,914,757
Additional paid-in capital                                                                           1,166,933,792
Undistributed net investment income                                                                        118,265
Accumulated net realized gain (loss) (Note 8)                                                          (31,810,423)
Unrealized appreciation (depreciation) on investments (Note 6)                                        (174,443,329)
                                                                                                      ------------
Total -- representing net assets applicable to outstanding capital stock                            $  962,713,062
                                                                                                    ==============
Net assets applicable to outstanding shares:                Class A                                 $  582,529,630
                                                            Class B                                 $  370,416,367
                                                            Class Y                                 $    9,767,065
Net asset value per share of outstanding capital stock:     Class A shares          113,290,731     $         5.14
                                                            Class B shares           76,304,153     $         4.85
                                                            Class Y shares            1,880,855     $         5.19
                                                                                      ---------     --------------
* Including securities on loan, at value (Note 5)                                                   $   29,439,371
                                                                                                    --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

Statement of operations
AXP Small Company Index Fund

Year ended Jan. 31, 2003
Investment income
Income:
Dividends                                                                                   $   8,937,911
Interest                                                                                          295,355
Fee income from securities lending -- net (Note 5)                                                244,673
     Less foreign taxes withheld                                                                   (5,013)
                                                                                                   ------
Total income                                                                                    9,472,926
                                                                                                ---------
Expenses (Note 2):
Investment management services fee                                                              4,217,776
Distribution fee
     Class A                                                                                    1,675,735
     Class B                                                                                    4,310,199
Transfer agency fee                                                                             2,294,013
Incremental transfer agency fee
     Class A                                                                                      154,441
     Class B                                                                                      166,032
Service fee -- Class Y                                                                             10,225
Administrative services fees and expenses                                                         737,583
Compensation of board members                                                                      15,997
Custodian fees                                                                                    177,031
Printing and postage                                                                              301,392
Registration fees                                                                                  62,279
Licensing fees                                                                                     24,094
Audit fees                                                                                         22,500
Other                                                                                              40,912
                                                                                                   ------
Total expenses                                                                                 14,210,209
     Earnings credits on cash balances (Note 2)                                                   (14,012)
                                                                                                  -------
Total net expenses                                                                             14,196,197
                                                                                               ----------
Investment income (loss) -- net                                                                (4,723,271)
                                                                                               ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions (Note 3)                                                           (13,122,858)
     Futures contracts                                                                         (3,673,201)
                                                                                               ----------
Net realized gain (loss) on investments                                                       (16,796,059)
Net change in unrealized appreciation (depreciation) on investments                          (222,584,911)
                                                                                             ------------
Net gain (loss) on investments                                                               (239,380,970)
                                                                                             ------------
Net increase (decrease) in net assets resulting from operations                             $(244,104,241)
                                                                                            =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

Statements of changes in net assets
AXP Small Company Index Fund

Year ended Jan. 31,                                                                   2003                    2002
Operations and distributions
Investment income (loss) -- net                                                 $   (4,723,271)        $   (4,485,937)
Net realized gain (loss) on investments                                            (16,796,059)            (1,653,854)
Net change in unrealized appreciation (depreciation) on investments               (222,584,911)            25,394,163
                                                                                  ------------             ----------
Net increase (decrease) in net assets resulting from operations                   (244,104,241)            19,254,372
                                                                                  ------------             ----------
Distributions to shareholders from:
   Net realized gain
     Class A                                                                                --            (28,920,944)
     Class B                                                                                --            (19,464,112)
     Class Y                                                                                --               (386,465)
                                                                                  ------------             ----------
Total distributions                                                                         --            (48,771,521)
                                                                                  ------------             ----------
Capital share transactions (Note 4)
Proceeds from sales
     Class A shares (Note 2)                                                       186,342,330            172,672,579
     Class B shares                                                                110,611,094             83,730,762
     Class Y shares                                                                  8,727,339              4,826,518
Reinvestment of distributions at net asset value
     Class A shares                                                                         --             28,373,975
     Class B shares                                                                         --             19,238,538
     Class Y shares                                                                         --                386,465
Payments for redemptions
     Class A shares                                                               (164,212,041)          (148,759,043)
     Class B shares (Note 2)                                                       (98,154,046)           (69,954,297)
     Class Y shares                                                                 (4,660,274)            (4,639,115)
                                                                                    ----------             ----------
Increase (decrease) in net assets from capital share transactions                   38,654,402             85,876,382
                                                                                    ----------             ----------
Total increase (decrease) in net assets                                           (205,449,839)            56,359,233
Net assets at beginning of year                                                  1,168,162,901          1,111,803,668
                                                                                 -------------          -------------
Net assets at end of year                                                       $  962,713,062         $1,168,162,901
                                                                                ==============         ==============
Undistributed net investment income                                             $      118,265         $       18,941
                                                                                --------------         --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

Notes to Financial Statements

AXP Small Company Index Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Market Advantage Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Market Advantage Series has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in common stocks of small capitalization companies that are expected to provide investment results that correspond to the performance of the S&P SmallCap 600 Index.

The Fund offers Class A, Class B and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge and automatically convert to Class A shares during the ninth calendar year of ownership.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
23   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
24   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $4,822,595 and accumulated net realized loss has been decreased by $30,890 resulting in a net reclassification adjustment to decrease paid-in capital by $4,853,485.

The tax character of distributions paid for the years indicated is as follows:

Year ended July 31                                       2003          2002

Class A
Distributions paid from:
      Ordinary income                                     $--     $ 1,209,829
      Long-term capital gain                               --      27,711,115

Class B
Distributions paid from:
      Ordinary income                                      --         810,607
      Long-term capital gain                               --      18,653,505

Class Y
Distributions paid from:
      Ordinary income                                      --          16,138
      Long-term capital gain                               --         370,327

As of Jan. 31, 2003, the components of distributable earnings net assets on a tax basis are as follows:

Undistributed ordinary income                                   $          --
Accumulated gain (loss)                                         $ (19,834,392)
Unrealized appreciation (depreciation)                          $(186,301,095)

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
25   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.38% to 0.34% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Core Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved elimination of the performance incentive adjustment. For a period of six months beginning Dec. 1, 2002, the fee will be calculated based on the lesser of the amount due under the previous agreement with a performance incentive adjustment or the amount due under the current agreement with no performance incentive adjustment. The adjustment increased the fee by $189,069 for the year ended Jan. 31, 2003.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.10% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19

o  Class B $20

o  Class Y $17

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,881,513 for Class A and $400,147 for Class B for the year ended Jan. 31, 2003.

During the year ended Jan. 31, 2003, the Fund's custodian and transfer agency fees were reduced by $14,012 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

--------------------------------------------------------------------------------
26   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $211,527,338 and $172,018,363, respectively, for the year ended Jan. 31, 2003. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                Year ended Jan. 31, 2003
                                          Class A        Class B        Class Y
Sold                                   30,948,409     19,220,557      1,410,614
Issued for reinvested distributions            --             --             --
Redeemed                              (28,638,795)   (18,210,770)      (796,433)
                                      -----------    -----------       --------
Net increase (decrease)                 2,309,614      1,009,787        614,181
                                        ---------      ---------        -------

                                                Year ended Jan. 31, 2002
                                          Class A        Class B        Class Y
Sold                                   28,015,649     14,208,087        773,573
Issued for reinvested distributions     4,554,418      3,244,239         61,539
Redeemed                              (24,307,216)   (11,935,231)      (741,499)
                                      -----------    -----------       --------
Net increase (decrease)                 8,262,851      5,517,095         93,613
                                        ---------      ---------         ------

5. LENDING OF PORTFOLIO SECURITIES

As of Jan. 31, 2003, securities valued at $29,439,371 were on loan to brokers. For collateral, the Fund received $31,046,454 in cash. Income from securities lending amounted to $244,673 for the year ended Jan. 31, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return securities when due.

6. STOCK INDEX FUTURES CONTRACTS

As of Jan. 31, 2003 investments in securities included securities valued at $1,786,941 that were pledged as collateral to cover initial margin deposits on 60 open purchase contracts. The notional market value of the open purchase contracts as of Jan. 31, 2003 was $11,163,000 with a net unrealized loss of $536,596.

--------------------------------------------------------------------------------
27   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

7. BANK BORROWINGS

The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Fund Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the year ended Jan. 31, 2003.

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $19,834,392 as of Jan. 31, 2003, that will expire in 2010 through 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
28   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                       2003       2002       2001       2000       1999
Net asset value, beginning of period                             $ 6.35      $6.50      $6.30      $6.11      $6.47
Income from investment operations:
Net investment income (loss)                                         --       (.01)        --       (.01)        --
Net gains (losses) (both realized and unrealized)                 (1.21)       .13       1.07        .58       (.12)
Total from investment operations                                  (1.21)       .12       1.07        .57       (.12)
Less distributions:
Distributions from realized gains                                    --       (.27)      (.87)      (.38)      (.24)
Net asset value, end of period                                   $ 5.14      $6.35      $6.50      $6.30      $6.11

Ratios/supplemental data
Net assets, end of period (in millions)                            $583       $705       $668       $608       $596
Ratio of expenses to average daily net assets(b)                   .98%       .96%       .87%       .97%       .94%
Ratio of net investment income (loss)
  to average daily net assets                                     (.13%)     (.12%)     (.08%)     (.11%)     (.02%)
Portfolio turnover rate (excluding short-term securities)           16%        20%        44%        30%        29%
Total return(c)                                                 (19.06%)     1.98%     18.79%      9.41%     (1.69%)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
29   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                       2003       2002       2001       2000       1999
Net asset value, beginning of period                             $ 6.04      $6.25      $6.13      $6.00      $6.40
Income from investment operations:
Net investment income (loss)                                       (.04)      (.05)      (.05)      (.05)      (.04)
Net gains (losses) (both realized and unrealized)                 (1.15)       .11       1.04        .56       (.12)
Total from investment operations                                  (1.19)       .06        .99        .51       (.16)
Less distributions:
Distributions from realized gains                                    --       (.27)      (.87)      (.38)      (.24)
Net asset value, end of period                                   $ 4.85      $6.04      $6.25      $6.13      $6.00

Ratios/supplemental data
Net assets, end of period (in millions)                            $370       $455       $436       $392       $371
Ratio of expenses to average daily net assets(b)                  1.75%      1.72%      1.63%      1.73%      1.70%
Ratio of net investment income (loss)
  to average daily net assets                                    (.90%)     (.88%)     (.84%)     (.87%)     (.79%)
Portfolio turnover rate (excluding short-term securities)           16%        20%        44%        30%        29%
Total return(c)                                                 (19.70%)     1.09%     18.01%      8.55%     (2.42%)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
30   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                       2003       2002       2001       2000       1999
Net asset value, beginning of period                             $ 6.40      $6.54      $6.32      $6.12      $6.47
Income from investment operations:
Net investment income (loss)                                         --         --        .01         --         --
Net gains (losses) (both realized and unrealized)                 (1.21)       .13       1.08        .58       (.11)
Total from investment operations                                  (1.21)       .13       1.09        .58       (.11)
Less distributions:
Distributions from realized gains                                    --       (.27)      (.87)      (.38)      (.24)
Net asset value, end of period                                   $ 5.19      $6.40      $6.54      $6.32      $6.12

Ratios/supplemental data
Net assets, end of period (in millions)                             $10         $8         $8         $3         $2
Ratio of expenses to average daily net assets(b)                   .82%       .79%       .71%       .81%       .87%
Ratio of net investment income (loss)
  to average daily net assets                                      .04%       .05%       .09%       .03%       .06%
Portfolio turnover rate (excluding short-term securities)           16%        20%        44%        30%        29%
Total return(c)                                                 (18.91%)     2.12%     19.04%      9.54%     (1.61%)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
31   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP MARKET ADVANTAGE SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Small Company Index Fund (a series of AXP Market Advantage Series, Inc.) as of January 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended January 31, 2003, and the financial highlights for each of years in the five-year period ended January 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Small Company Index Fund as of January 31, 2003, and the results of its operations, changes in its net assets, and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

March 14, 2003

--------------------------------------------------------------------------------
32   --   AXP SMALL COMPANY INDEX FUND   --   2003 ANNUAL REPORT

PART C. OTHER INFORMATION

Item 23. Exhibits

(a)(1) Articles of Incorporation as amended on Jan. 16, 1990, filed as Exhibit 1 to Registration Statement No. 33-30770 are incorporated by reference.

(a)(2) Amendment to Articles of Incorporation, dated June 16, 1999, filed as Exhibit (a)(1) to Post-Effective Amendment No. 26 to Registration Statement No. 33-30770 is incorporated by reference.

(a)(3) Amendment to Articles of Incorporation, dated Nov. 14, 2002, filed on or about Jan. 21, 2003, as Exhibit (a)(3) to Post-Effective Amendment No. 28 to Registration Statement No. 33-30770, is incorporated by reference.

(b) By-laws as amended Jan. 11, 2001, filed as exhibit (b) to Post-Effective Amendment No. 26 to Registration Statement No. 33-30770 is incorporated by reference.

(c)     Instruments Defining Rights of Security Holders: Not Applicable.

(d)(1) Investment Management Services Agreement between Registrant, on behalf of AXP Blue Chip Advantage Fund, and American Express Financial Corporation, dated Dec. 1, 2002, filed on or about Jan. 21, 2003, as Exhibit (d)(1) to Registrant's Post-Effective Amendment No. 28 to Registration Statement No. 33-30770, is incorporated by reference.

(d)(2) Investment Management Services Agreement between Registrant, on behalf of AXP Small Company Index Fund, and American Express Financial Corporation, dated Dec. 1, 2002, filed on or about Jan. 21, 2003, as Exhibit (d)(2) to Registrant's Post-Effective Amendment No. 28 to Registration Statement No. 33-30770, is incorporated by reference.

(d)(3) Investment Management Services Agreement between Registrant, on behalf of AXP International Equity Index Fund, AXP Mid Cap Index Fund, AXP Nasdaq 100 Index Fund, AXP S&P 500 Index Fund and AXP Total Stock Market Index Fund, and American Express Financial Corporation, dated September 9, 1999, is incorporated by reference to Exhibit (d)(3) to Registrant's Post-Effective Amendment No. 23 filed on or about Oct. 14, 1999.

(e)(1) Distribution Agreement, dated July 8, 1999, between AXP Utilities Income Fund, Inc. and American Express Financial Advisors Inc. is incorporated by reference to Exhibit (e) to AXP Utilities Income Fund, Inc., Post-Effective Amendment No. 22 to Registration Statement File No. 33-20872 filed on or about August 27, 1999. Registrant's Distribution Agreement for AXP Blue Chip Advantage Fund and AXP Small Company Index Fund differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(e)(2) Distribution Agreement between Registrant, on behalf of AXP International Equity Index Fund, AXP Mid Cap Index Fund, AXP Nasdaq 100 Index Fund, AXP S&P 500 Index Fund and AXP Total Stock Market Index Fund, and American Express Financial Advisors Inc., dated September 9, 1999, is incorporated by reference to Exhibit (e)(2) to Registrant's Post-Effective Amendment No. 23 filed on or about Oct. 14, 1999.

(f) All employees are eligible to participate in a profit sharing plan. Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount up to 15 percent of their annual salaries, the maximum deductible amount permitted under Section 404(a) of the Internal Revenue Code.

(g)(1) Custodian Agreement between Registrant, on behalf of IDS Blue Chip Advantage Fund, and American Express Trust Company, dated March 20, 1995, filed electronically as Exhibit 8 to Post-Effective Amendment No. 13 to Registration Statement No. 33-30770 is incorporated by reference.

(g)(2) Custodian Agreement between Registrant, on behalf of IDS Small Company Index Fund, and American Express Trust Company, dated August 19, 1996, filed electronically as Exhibit 8(a) to Post-Effective Amendment No. 16 to Registration Statement No. 33-30770 is incorporated by reference.

(g)(3) Custodian Agreement between Registrant, on behalf of AXP International Equity Index Fund, AXP Mid Cap Index Fund, AXP Nasdaq 100 Index Fund, AXP S&P 500 Index Fund and AXP Total Stock Market Index Fund, and American Express Trust Company, dated September 9, 1999, is incorporated by reference to Exhibit (g)(3) to Registrant's Post-Effective Amendment No. 23 filed on or about Oct. 14, 1999.

(g)(4) Custodian Agreement, dated May 13, 1999, between American Express Trust Company and The Bank of New York is incorporated by reference to Exhibit
        (g)(3) to IDS Precious Metals Fund, Inc., Post-Effective Amendment No. 33 to Registration Statement File No. 2-93745 filed on or about May 24, 1999.

(g)(5) Custodian Agreement Amendment between IDS International Fund, Inc. and American Express Trust Company, dated October 9, 1997, filed electronically on or about December 23, 1997 as Exhibit 8(c) to IDS
        International Fund, Inc.'s Post-Effective Amendment No. 26 to Registration Statement No. 2-92309, is incorporated herein by reference. Registrant's Custodian Agreement Amendment for AXP Blue Chip Advantage Fund and AXP Small Company Index Fund differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(h)(1) Administrative Services Agreement between Registrant, on behalf of IDS Blue Chip Advantage Fund, and American Express Financial Corporation, dated March 20, 1995, filed electronically as Exhibit 9(c) to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 33-30770 is incorporated by reference.

(h)(2) Amendment, dated June 3, 2002, to Administrative Services Agreement dated March 20, 1995, filed electronically on or about Jan. 21, 2003, as Exhibit 9(c) to Registrant's Post-Effective Amendment No. 13 is incorporated by reference.

(h)(3) Administrative Services Agreement between Registrant, on behalf of IDS Small Company Index Fund, and American Express Financial Corporation, dated August 19, 1996, filed electronically as Exhibit 9(d) to Registrant's Post-Effective Amendment No. 17 to Registration Statement No. 33-30770 is incorporated by reference.

(h)(4) Amendment, dated June 3, 2002, to Administrative Services Agreement dated August 19, 1996, filed electronically on or about Jan. 21, 2003, as Exhibit 9(d) to Registrant's Post-Effective Amendment No. 17 is incorporated by reference.

(h)(5) Administrative Services Agreement between Registrant, on behalf of AXP International Equity Index Fund, AXP Mid Cap Index Fund, AXP Nasdaq 100 Index Fund, AXP S&P 500 Index Fund and AXP Total Stock Market Index Fund, and American Express Financial Corporation, dated September 9, 1999, is incorporated by reference to Exhibit (h)(3) to Registrant's Post-Effective Amendment No. 23 filed on or about Oct. 14, 1999.

(h)(6) Amendment, dated June 3, 2002, to Administrative Services Agreement dated September 9, 1999, filed electronically on or about Jan. 21, 2003, as Exhibit (h)(3) to Registrant's Post-Effective Amendment No. 23 is incorporated by reference.

(h)(7) License Agreement between Registrant, on behalf of IDS Small Company Index Fund, and American Express Financial Corporation, dated August 1, 1996, filed electronically as Exhibit 9(c) to Post-Effective Amendment No. 16 to Registration Statement No. 33-30770, is incorporated by reference.

(h)(8) License Agreement, dated June 17, 1999, between the American Express Funds and American Express Company, filed electronically on or about September 23, 1999 as Exhibit (h)(4) to AXP Stock Fund, Inc.'s Post-Effective Amendment No. 98 to Registration Statement No. 2-11358, is incorporated by reference.

(h)(9) Class Y Shareholder Service Agreement between IDS Precious Metals Fund, Inc. and American Express Financial Advisors Inc., dated May 9, 1997, filed electronically on or about May 27, 1997 as Exhibit 9(e) to IDS Precious Metals Fund, Inc.'s Post-Effective Amendment No. 30 to Registration Statement No. 2-93745, is incorporated by reference. Registrant's Class Y Shareholder Service Agreement for AXP Blue Chip Advantage Fund and AXP Small Company Index Fund differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(h)(10) Transfer Agency Agreement, dated Feb. 1, 1999, between Registrant, on behalf of AXP Blue Chip Advantage Fund and AXP Small Company Index Fund, and American Express Client Service Corporation is incorporated by reference to Exhibit (h)(7) to Registrant's Post-Effective Amendment No. 21 filed on or about March 19, 1999.

(h)(11) Transfer Agency Agreement, between Registrant, on behalf of AXP International Equity Index Fund, AXP Mid Cap Index Fund, AXP Nasdaq 100 Index Fund, AXP S&P 500 Index Fund and AXP Total Stock Market Index Fund, and American Express Client Service Corporation, dated September 9, 1999, is incorporated by reference to Exhibit (h)(8) to Registrant's Post-Effective Amendment No. 23 filed on or about Oct. 14, 1999.

(h)(12) Transfer Agency Agreement, dated March 9, 2000, between Registrant, on behalf of AXP Blue Chip Advantage Fund and American Express Client Service Corporation, filed electronically as Exhibit (h)(9) to Registrant's Post-Effective Amendment No. 25 to Registration Statement No. 33-30770 on or about June 26, 2000 is incorporated by reference.

(h)(13) Transfer Agency Agreement, dated May 10, 2001, between Registrant, on behalf of AXP Blue Chip Advantage Fund, AXP International Equity Index Fund, AXP Mid Cap Index Fund, AXP Nasdaq 100 Index Fund, AXP S&P 500 Index Fund, AXP Small Company Index Fund, and AXP Total Stock Market Index Fund, and American Express Client Service Corporation filed as Exhibit (h)(10) to Registrant's Post-Effective Amendment No. 27 to Registration Statement No. 33-30770, filed on or about March 27, 2002, is incorporated by reference.

(h)(14) Plan and Agreement of Reorganization dated July 11, 2002, between AXP Total Stock Market Index Fund and AXP S&P 500 Index Fund filed electronically on or about Jan. 21, 2003, as Exhibit (h)(14) to Registrant's Post-Effective Amendment No. 28, is incorporated by reference.

(h)(15) Plan and Agreement of Reorganization dated July 11, 2002, between AXP Nasdaq 100 Index Fund and AXP S&P 500 Index Fund filed electronically on or about Jan. 21, 2003, as Exhibit (h)(15) to Registrant's Post-Effective Amendment No. 28, is incorporated by reference.

(h)(16) Plan and Liquidation dated July 11, 2002 concerning AXP International Equity Index Fund filed electronically on or about Jan. 21, 2003, as Exhibit (h)(16) to Registrant's Post-Effective Amendment No. 28, is incorporated by reference.

(i) Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith.

(j)     Independent Auditor's Consent is filed electronically herewith.

(k)     Omitted Financial Statements: None.

(l) Agreement made in consideration for providing initial capital between Registrant and IDS Financial Corporation filed as Exhibit 13 on March 1, 1990 to Pre-Effective Amendment No. 4 to Registration Statement No. 33-30770 is incorporated by reference.

(m)(1) Plan and Agreement of Distribution, dated July 1, 1999, between AXP Discovery Fund, Inc. and American Express Financial Advisors Inc. is incorporated by reference to Exhibit (m) to AXP Discovery Fund, Inc., Post-Effective Amendment No. 36 to Registration Statement File No. 2-72174 filed on or about July 30, 1999. Registrant's Plan and Agreement of Distribution for AXP Blue Chip Advantage Fund and AXP Small Company Index Fund differs from the one incorporated by reference only by the fact that the Registrant is one executing party.

(m)(2) Plan and Agreement of Distribution between Registrant, on behalf of AXP International Equity Index Fund, AXP Mid Cap Index Fund, AXP Nasdaq 100 Index Fund, AXP S&P 500 Index Fund and AXP Total Stock Market Index Fund, and American Express Financial Advisors Inc., dated September 9, 1999, is incorporated by reference to Exhibit (m)(2) to Registrant's Post-Effective Amendment No. 23 filed on or about Oct. 14, 1999.

(m)(3) Plan and Agreement of Distribution for Class C shares dated March 9, 2000 between AXP Bond Fund, Inc. and American Express Financial Advisors Inc. is incorporated by reference to Exhibit (m)(2) to AXP Bond Fund, Inc.'s Post-Effective Amendment No. 51 to Registration Statement File No. 2-51586 filed on or about June 26, 2000. Registrant's Plan and Agreement of Distribution for Class C shares differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(n)(1) Rule 18f-3 Plan for AXP Small Company Index Fund, dated April 1999, is incorporated by reference to Exhibit (o) to IDS Precious Metals Fund, Inc., Post-Effective Amendment No. 33, File No. 2-93745 filed on or about May 24, 1999.

(n)(2) Rule 18f-3 Plan for AXP International Equity Index Fund, AXP Mid Cap Index Fund, AXP Nasdaq 100 Index Fund, AXP S&P 500 Index Fund and AXP Total Stock Market Index Fund, dated September 1999, is incorporated by reference to Exhibit (o)(2) to Registrant's Post-Effective Amendment No. 23 filed on or about Oct. 14, 1999.

(n)(3) Rule 18f-3, dated March 2000, for AXP Blue Chip Advantage Fund is incorporated by reference to Exhibit (n) to AXP Bond Fund Inc.'s Post-Effective Amendment No. 51 to Registration Statement File No. 2-51586 filed on or about June 26, 2000.

(o)     Reserved.

(p)(1) Code of Ethics adopted under Rule 17j-1 by Registrant is incorporated by reference to Exhibit (p)(1) to Registrant's Post-Effective Amendment No. 24 filed on or about March 31, 2000.

(p)(2) Code of Ethics adopted under Rule 17j-1 for Registrant's investment adviser and principal underwriter, dated July 2002, filed electronically on or about Nov. 20, 2002 as Exhibit (p)(2) to AXP Progressive Series, Inc. Post-Effective Amendment No. 72 to Registration Statement
        No. 2-30059 is incorporated by reference.

(q)(1) Directors' Power of Attorney to sign amendments to this Registration Statement, dated Jan. 8, 2003, filed electronically on or about Jan. 21, 2003, is incorporated by reference.

(q)(2) Officers' Power of Attorney to sign amendments to this Registration Statement, dated Jan. 9, 2002, filed electronically as Exhibit (q)(2) on March 27, 2002 to Registrant's Post-Effective Amendment No. 27 is incorporated by reference.

(q)(3) Officers' Power of Attorney to sign amendments to this Registration Statement, dated September 17, 2002, filed electronically on or about Jan. 21, 2003, is incorporated by reference.

Item 24. Persons Controlled by or Under Common Control with Registrant

         None.

Item 25. Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the registrant provide that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.


Item 26.          Business and Other Connections of Investment Adviser (American Express Financial Corporation)

Directors and officers of American Express Financial Corporation who are directors and/or officers of one or more other companies:

Name and Title                      Other company(s)                  Address*                Title within other
                                                                                                   company(s)
-------------------------       -----------------------      -------------------------    -----------------------
Ruediger Adolf                  American Express Financial                                Senior Vice President
Senior Vice President           Advisors Inc.

Gumer C. Alvero                 American Centurion Life      20 Madison Ave. Extension    Director and Vice President - Annuities
Vice President - General        Assurance Company            P.O. Box 5555
Manager Annuities                                            Albany, NY  12205-0555

                                American Enterprise Life                                  Director, Chairman of the Board and
                                Insurance Company                                         Executive Vice President - Annuities

                                American Express Financial                                Vice President - General Manager
                                Advisors Inc.                                             Annuities

                                American Partners Life       1751 AXP Financial Center    Director, President
                                Insurance Company            Minneapolis MN  55474        and Chief Executive Officer

                                IDS Life Insurance Company                                Director and Executive Vice President -
                                                                                          Annuities

                                IDS Life Insurance Company   P.O. Box 5144                Director and Vice President - Annuities
                                of New York                  Albany, NY  12205

                                IDS Life Series Fund, Inc.                                Director and Chairman of the Board

                                IDS Life Variable Annuity                                 Manager and Chairman of the Board
                                Funds A & B

Ward D. Armstrong               American Express Financial                                Senior Vice President -
Senior Vice President -         Advisors Inc.                                             Retirement Services and Asset
Retirement Services                                                                       Management
and Asset Management
                                American Express Asset                                    Director and President
                                Management Group Inc.

                                American Express Service                                  Vice President - Workplace
                                Corporation                                               Financial Services

                                American Express Trust                                    Director and Chairman of
                                Company                                                   the Board

                                Kenwood Capital Management LLC                            Manager

                                Northwinds Marketing                                      Director
                                Group LLC

Mark J. Babij                   American Express                                          Vice President - Finance
Vice President - Finance        Financial Advisors Inc.

John M. Baker                   American Express Financial                                Vice President - Plan
Vice President - Plan Sponsor   Advisors Inc.                                             Sponsor Services
Services
                                American Express Asset                                    Vice President
                                Management Group Inc.

                                American Express Trust                                    Director and Senior Vice President
                                Company

Dudley Barksdale                American Express Financial                                Vice President - Service
Vice President - Service        Advisors Inc.                                             Development
Development

Timothy V. Bechtold             American Centurion Life      20 Madison Ave. Extension    Director, President and Chief
Vice President -                Assurance Company            P.O. Box 5555                Executive Officer
Insurance Products                                           Albany, NY  12205-0555

                                American Express Financial                                Vice President - Insurance
                                Advisors Inc.                                             Products

                                American Express Insurance                                Director, President and Chief
                                Agency of Alabama Inc.                                    Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Arizona Inc.                                    Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Idaho Inc.                                      Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Maryland Inc.                                   Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Massachusetts Inc.                              Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Nevada Inc.                                     Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of New Mexico Inc.                                 Executive Officer

                                American Express Insurance                                Director and President
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Director, President and Chief
                                Agency of Wyoming Inc.                                    Executive Officer

                                American Partners Life                                    Director and Chairman of the Board
                                Insurance Company

                                IDS Insurance Agency of                                   Director, President and Chief
                                Arkansas Inc.                                             Executive Officer

                                IDS Insurance Agency of                                   Director, President and Chief
                                Ohio Inc.                                                 Executive Officer

                                IDS Life Insurance Company                                Director and President

                                IDS Life Insurance Company   P.O. Box 5144                Director, President and Chief
                                of New York                  Albany, NY 12205             Executive Officer

                                IDS Life Series Fund, Inc.                                Director, President and Chief
                                                                                          Executive Officer

                                IDS Life Variable Annuity                                 Manager, President and Chief
                                Funds A & B                                               Executive Officer

                                IDS REO 1, LLC                                            Director and President

Arthur H. Berman                American Express                                          Senior Vice President - Finance
Senior Vice President -         Financial Advisors Inc.
Finance

Walter S. Berman                American Express                                          Director
Director, Senior Vice President Certificate Company
and Chief Financial Officer
                                American Express Financial                                Director, Senior Vice President
                                Advisors Inc.                                             and Chief Financial Officer

Robert C. Bloomer               American Express                                          Vice President - Technologies
Vice President -                Financial Advisors Inc.
Technologies

Leslie H. Bodell                American Express                                          Vice President - Technologies
Vice President -                Financial Advisors Inc.
Technologies

Douglas W. Brewers              American Express Financial                                Vice President - Sales
Vice President - Sales Support  Advisors Inc.                                             Support

Paul V. Bruce                   American Express                                          Vice President - Compliance
Vice President -                Financial Advisors Inc.
Compliance

Kenneth I. Chenault             American Express Company     American Express Tower       Chairman and Chief
Director                                                     World Financial Center       Operating Officer
                                                             New York, NY  10285

Kenneth J. Ciak                 AMEX Assurance Company                                    Director, President and Chief
Vice President and General                                                                Executive Officer
Manager - IDS Property
Casualty                        American Express Financial                                Vice President and General
                                Advisors Inc.                                             Manager - IDS Property
                                                                                          Casualty

                                American Express Property                                 Director, President and Chief
                                Casualty Insurance Agency                                 Executive Officer
                                of Kentucky Inc.

                                American Express Property                                 Director, President and Chief
                                Casualty Insurance Agency                                 Executive Officer
                                of Maryland Inc.

                                American Express Property                                 Director, President and Chief
                                Casualty Insurance Agency                                 Executive Officer
                                of Pennsylvania Inc.

                                IDS Property Casualty        1 WEG Blvd.                  Director, President and Chief
                                Insurance Company            DePere, WI 54115             Executive Officer

Paul A. Connolly                American Express Financial                                Vice President - Relationship Leader
Vice President - Retail         Advisors Inc.                                             Retail Distribution Services
Distribution Services

James M. Cracchiolo             American Express Financial                                Director, Chairman, President and
Director, Chairman of           Advisors Inc.                                             Chief Executive Officer
the Board, President and
Chief Executive Officer

Colleen Curran                  American Express Financial                                Vice President and
Vice President and Assistant    Advisors Inc.                                             Assistant General Counsel
General Counsel
                                American Express Service                                  Vice President and Chief
                                Corporation                                               Legal Counsel

Luz Maria Davis                 American Express Financial                                Vice President -
Vice President -                Advisors Inc.                                             Communications
Communications

William V. Elliott              American Express Financial                                Vice President - Financial
Vice President - Financial      Advisors Inc.                                             Planning and Advice
Planning and Advice

Benjamin R. Field               American Express                                          Vice President - Finance Education &
Vice President - Finance        Financial Advisors Inc.                                   Planning
Education & Planning

Giunero Floro                   American Express                                          Vice President - Creative Services
Vice President - Creative       Financial Advisors Inc.
Services

Terrence J. Flynn               American Express                                          Vice President - Brokerage Service
Vice President - Brokerage      Financial Advisors Inc.
Service Operations
                                American Enterprise                                       Senior Vice President
                                Investment Services Inc.

Jeffery P. Fox                  American Express                                          Vice President - Investment Accounting
Vice President -                Financial Advisors Inc.
Investment Accounting

Brenda H. Fraser                American Express Financial                                Executive Vice President -
Executive Vice                  Advisors Inc.                                             AEFA Products and Corporate Marketing
President - AEFA
Products and                    IDS Life Insurance Company                                Director, Chairman of the Board and
Corporate Marketing                                                                       Chief Executive Officer

                                American Express Trust Company                            Vice President

Gordon M. Fines                 American Express Asset                                    Senior Vice President -
Vice President - Mutual Fund    Management Group Inc.                                     Growth Spectrum
Equity Investments
                                American Express Financial                                Vice President - Mutual
                                Advisors Inc.                                             Fund Equity Investments

Peter A. Gallus                 American Express Financial                                Vice President -
Vice President - Investment     Advisors Inc.                                             Investment Administration
Administration
                                Kenwood Capital Management LLC                            Manager

                                IDS Capital Holdings Inc.                                 Vice President and Controller

Ray S. Goodner                  American Express                                          Vice President - Senior Portfolio
Vice President - Senior         Financial Advisors Inc.                                   Manager
Portfolio Manager

Steve Guida                     American Enterprise                                       Vice President
Vice President - New            Investment Services Inc.
Business and Service
                                American Express Financial                                Vice President - New
                                Advisors Inc.                                             Business and Service

Teresa A. Hanratty              American Express Financial                                Senior Vice
Senior Vice                     Advisors Inc.                                             President - Field Management
President - Field Management

Lorraine R. Hart                AMEX Assurance Company                                    Vice President -
Vice President - Insurance                                                                Investments
Investments
                                American Centurion Life      20 Madison Ave. Extension    Vice President -  Investments
                                Assurance Company            P.O. Box 5555
                                                             Albany, NY  12205-0555

                                American Enterprise Life     829 AXP Financial Center     Vice President -  Investments
                                Insurance Company            Minneapolis, MN  55474

                                American Enterprise          829 AXP Financial Center     Vice President
                                REO 1, LLC                   Minneapolis, MN  55474

                                American Express                                          Vice President -  Investments
                                Certificate Company

                                American Express                                          Director, President and Chief
                                Corporation                                               Executive Officer

                                American Express Financial                                Vice President - Insurance
                                Advisors Inc.                                             Investments

                                American Express                                          Vice President -  Investments
                                International Deposit
                                Company

                                American Partners Life       1751 AXP Financial Center    Director and Vice
                                Insurance Company            Minneapolis, MN  55474       President - Investments

                                IDS Life Insurance Company                                Vice President - Investments

                                IDS Life Insurance Company   P.O. Box 5144                Vice President - Investments
                                of New York                  Albany, NY 12205

                                IDS Life Series Fund, Inc.                                Vice President - Investments


                                IDS Life Variable Annuity                                 Vice President - Investments
                                Funds A and B

                                IDS Property Casualty        1 WEG Blvd.                  Vice President - Investment Officer
                                Insurance Company            DePere, WI 54115

                                IDS REO 1, LLC                                            Vice President


                                Investors Syndicate                                       Director and Vice
                                Development Corp.                                         President - Investments

Janis K. Heaney                 American Express Financial                                Vice President - Incentive
Vice President - Incentive      Advisors Inc.                                             Management
Management

Brian M. Heath                  American Express Financial                                Senior Vice President and
Senior Vice President           Advisors Inc.                                             General Sales Manager
and General Sales Manager

Carol A. Holton                 American Centurion Life      20 Madison Ave. Extension    Director
Vice President - Third Party    Assurance Company            Albany, NY 12205-0555
Distribution
                                American Enterprise Life     829 AXP Financial Center     Director, President and
                                Insurance Company            Minneapolis, MN  55474       Chief Executive Officer

                                American Enterprise          829 AXP Financial Center     Director and Vice President
                                REO 1, LLC                   Minneapolis, MN  55474

                                American Express Financial                                Vice President - Third
                                Advisors Inc.                                             Party Distribution

                                IDS Life Insurance Company   20 Madison Ave. Extension    Director
                                of New York                  P.O. Box 5555
                                                             Albany, NY  12205-0555

Claire Huang                    American Express Financial                                Senior Vice President -
Senior Vice President -         Advisors Inc.                                             Retail Marketing
Retail Marketing

Debra A. Hutchinson             American Express Financial                                Vice President - Technology
Vice President - Technology     Advisors Inc.                                             Relationship Leader
Relationship Leader

James M. Jensen                 American Express Financial                                Vice President - Advice
Vice President - Advice and     Advisors Inc.                                             and Retail Distribution
Retail Distribution Group,                                                                Group Product,
Product, Compensation and                                                                 Compensation and Field
Field Administration                                                                      Administration

Gregory R.  Johnson             American Express Financial                                Director, Vice President and
Vice President - Advisory       Advisors Japan Inc.                                       Chief Financial Officer
Planning and Analysis

Nancy E. Jones                  American Express                                          Vice President - Business Development
Vice President -                Financial Advisors Inc.
Business Development
                                American Express Service Corporation                      Vice President - Business Development

William A. Jones                American Express                                          Vice President - Technologies
Vice President -                Financial Advisors Inc.
Technologies

John C. Junek                   American Express Financial                                Senior Vice President and
Senior Vice President           Advisors Inc.                                             General Counsel
and General Counsel
                                American Express Financial                                Vice President
                                Advisors Japan Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Alabama Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Arizona Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Maryland Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Massachusetts Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of New Mexico Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Wyoming Inc.

                                American Express Property                                 Director and Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Director and Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Director and Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                Arkansas Inc.

                                Investors Syndicate                                       Director
                                Development Corp.

Ora J. Kaine                    American Express Financial                                Vice President - Retail
Vice President - Retail         Advisors Inc.                                             Distribution Services and
Distribution Services and                                                                 Chief of Staff
Chief of Staff

Michelle M. Keeley              American Express                                          Senior Vice President - Fixed Income
Senior Vice President -         Financial Advisors Inc.
Fixed Income

Claire Kolmodin                 American Express Financial                                Vice President - Service
Vice President - Service        Advisors Inc.                                             Quality
Quality

Lori J. Larson                  American Express Financial                                Vice President - Brokerage
Vice President - Brokerage      Advisors Inc.                                             and Direct Services
and Direct Services

Daniel E. Laufenberg            American Express Financial                                Vice President and Chief
Vice President and Chief        Advisors Inc.                                             U.S. Economist
U.S. Economist

Jane W. Lee                     American Express Financial                                Vice President - New
Vice President - New Business   Advisors Inc.                                             Business Development and
Development and Marketing                                                                 Marketing

Catherine M. Libbe              American Express                                          Vice President - Marketing & Product
Vice President -                Financial Advisors Inc.                                   Services
Marketing  & Product
Services

Stephen M. Lobo                 American Express Financial                                Vice President - Investment
Vice President - Investment     Advisors Inc.                                             Risk Management and Treasurer
Risk Management and Treasurer
                                American Enterprise Life                                  Vice President and Treasurer
                                Insurance Company

                                American Partners Life                                    Vice President and Treasurer
                                Insurance Company

                                IDS Life Insurance Company                                Vice President, Treasurer and
                                                                                          Assistant Secretary

Diane D. Lyngstad               American Express Financial                                Vice President - Lead
Vice President - Lead           Advisors Inc.                                             Financial Officer,
Financial Officer,                                                                        U.S. Retail Group
U.S. Retail Group
                                American Express Client                                   Vice President and Chief
                                Service Corporation                                       Financial Officer

Tom Mahowald                    American Express Financial                                Vice President and Director of
Vice President and Director of  Advisors Inc.                                             Equity Research
Equity Research

Timothy J. Masek                American Express Financial                                Vice President and Director
Vice President and Director     Advisors Inc.                                             of Fixed Income Research
of Fixed Income Research

Penny Mazal                     American Express Financial                                Vice President - Business
Vice President - Business       Advisors Inc.                                             Transformation
Transformation

Mark T. McGannon                American Express Financial                                Vice President and General
Vice President and              Advisors Inc.                                             Sales Manager - AEFA Products
General Sales
Manager - AEFA Products

Brian J. McGrane                American Express                                          Vice President - LFO Finance
Vice President -                Financial Advisors Inc.
LFO Finance

Sarah M. McKenzie               American Express Financial                                Vice President -
Vice President -                Advisors Inc.                                             Managed and Brokerage Products
Managed and Brokerage
Products                        American Express Personal                                 Director
                                Trust Services, FSB

Timothy S. Meehan               American Express                                          Secretary
Secretary                       Financial Advisors Inc.

                                American Enterprise Investment Services                   Secretary

                                American Enterprise REO 1, LLC                            Secretary

                                American Express Asset                                    Secretary
                                Management Group Inc.

                                American Express Asset                                    Secretary
                                Management International Inc.

                                American Express Client Service                           Secretary
                                Corporation

                                American Express Financial                                Secretary
                                Advisors Inc. Japan

                                American Express Insurance                                Director, Vice President and Secretary
                                Agency of Alabama Inc.

                                American Express Insurance                                Director, Vice President and Secretary
                                Agency of Arizona Inc.

                                American Express Insurance                                Director, Vice President and Secretary
                                Agency of Idaho Inc.

                                American Express Insurance                                Director, Vice President and Secretary
                                Agency of Maryland Inc.

                                American Express Insurance                                Director, Vice President and Secretary
                                Agency of Massachusetts Inc.

                                American Express Insurance                                Director, Vice President and Secretary
                                Agency of Nevada Inc.

                                American Express Insurance                                Director, Vice President and Secretary
                                Agency of New Mexico Inc.

                                American Express Insurance                                Director, Vice President and Secretary
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Director, Vice President and Secretary
                                Agency of Wyoming Inc.

                                American Express Personal                                 Secretary
                                Trust Services, FSB

                                American Express Property                                 Secretary
                                Casualty Insurance Agency

Paula R. Meyer                  American Express Financial                                Senior Vice President and General
Senior Vice President           Advisors Inc.                                             Manager - Mutual Funds
and General
Manager - Mutual Funds          American Express Certificate                              Director, President Chairman of the
                                Company                                                   Board and Chief Executive Officer

                                American Express                                          Director and President
                                International Deposit
                                Company

                                Investors Syndicate                                       Director, President and Chief
                                Development Corp.                                         Executive Officer

Barry J. Murphy                 American Express Client                                   Director, Chairman, President
Executive Vice President -      Service Corporation                                       and Chief Executive Officer
U.S. Retail Group
                                American Express Financial                                Executive Vice President -
                                Advisors Inc.                                             U.S. Retail Group

                                IDS Life Insurance Company                                Director

Francois B. Odouard             American Express Financial                                Vice President - Brokerage
Vice President -                Advisors Inc.
Brokerage

Michael J. O'Keefe              American Express Financial                                Vice President - Advisory
Vice President - Advisory       Advisors Inc.                                             Business Systems
Business Systems

Carla P. Pavone                 American Express Financial                                Vice President -
Vice President -                Advisors Inc.                                             Strategic Products
Strategic Products

Kris Petersen                   American Express Financial                                Vice President - SPS and
Vice President - SPS and        Advisors Inc.                                             External Products
External Products
                                IDS Cable Corporation                                     Director, President and Chief Executive
                                                                                          Officer

                                IDS Cable II Corporation                                  Director, President and Chief Executive
                                                                                          Officer

                                IDS Futures Corporation                                   Director, President and Chief Executive
                                                                                          Officer

                                IDS Management Corporation                                Director, President and Chief Executive
                                                                                          Officer

                                IDS Partnership Services                                  Director, President and Chief Executive
                                Corporation                                               Officer

                                IDS Realty Corporation                                    Director, President and Chief Executive
                                                                                          Officer

Ronald W. Powell                American Express Financial                                Vice President and
Vice President and Assistant    Advisors Inc.                                             Assistant General Counsel
General Counsel
                                American Enterprise Life                                  Assistant General Counsel
                                Insurance Company

                                Kenwood Capital Management LLC                            Chief Legal Officer

Teresa J. Rasmussen             American Express Financial                                Vice President and
Vice President and Assistant    Advisors Inc.                                             Assistant General Counsel
General Counsel
                                American Centurion Life                                   Counsel and Secretary
                                Assurance Company

                                American Enterprise Life                                  Director
                                Insurance Company

                                American Express Corporation                              Director, Vice President and Secretary

                                IDS Life Insurance Company                                Vice President and General Counsel

                                IDS Life Insurance Company   20 Madison Ave. Extension    Assistant General Counsel and
                                of New York                  Albany, NY 12205-0555        Assistant Secretary

                                American Express Partners                                 Director, Vice President,
                                Life Insurance Company                                    General Counsel and Secretary

Daniel J. Rivera                American Express                                          Vice President - Senior Portfolio Manager
Vice President - Senior         Financial Advisors Inc.
Portfolio Manager
                                American Asset                                            Director
                                Management Group Inc.

ReBecca K. Roloff               American Express Financial                                Senior Vice President -
Senior Vice President -         Advisors Inc.                                             Field Management and
Field Management                                                                          Financial Advisory Services
and Financial Advisory
Services

Stephen W. Roszell              Advisory Capital Income LLC                               Director
Senior Vice President -
Institutional                   Advisory Capital                                          Director
Group                           Partners LLC

                                Advisory Capital                                          Director
                                Strategies Group Inc.

                                Advisory Select LLC                                       Director

                                American Express Asset                                    Director, President and
                                Management Group Inc.                                     Chief Executive Officer

                                American Express Asset                                    Director and Executive Vice President
                                Management International,
                                Inc.

                                American Express Asset                                    Director
                                Management International,
                                (Japan) Ltd.

                                American Express Asset                                    Director
                                Management Ltd.

                                American Express Financial                                Senior Vice President -
                                Advisors Inc.                                             Institutional

                                American Express Financial                                Director
                                Advisors Japan Inc.

                                American Express Trust                                    Director
                                Company

                                IDS Life Insurance Company                                Director

                                Northwinds Marketing                                      Director
                                Group LLC

Andrew C. Schell                American Express Financial                                Vice President - Client
Vice President - Client         Advisors Inc.                                             Development and Migration
Development and Migration

Peter B. Schofield              American Express                                          Vice President - Auditing
Vice President - Auditing       Financial Advisors Inc.

Bridget Sperl                   American Enterprise                                       Director, President and Chief
Senior Vice President -         Investment Services Inc.                                  Executive Officer
Client Service
                                American Express Client                                   Director and Senior Vice President
                                Service Corporation

                                American Express Financial                                Senior Vice President -
                                Advisors Inc.                                             Client Service

                                IDS Life Insurance Company                                Executive Vice President -
                                                                                          Client Service

                                IDS Property Casualty                                     Director
                                Insurance Company

Lisa A. Steffes                 American Express Financial                                Vice President - Marketing
Vice President - Marketing      Advisors Inc.                                             Offer Development
Offer Development
                                AMEX Assurance Company                                    Director

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115

David K. Stewart                American Express                                          Vice President - AEFA Controller
Vice President -                Financial Advisors Inc.
AEFA Controller

Caroline Stockdale              American Express                                          Senior Vice President - Relationship
Senior Vice President -         Financial Advisors Inc.                                   Leader of Human Resources
Relationship Leader
of Human Resources

Jeffrey J. Stremcha             American Express Financial                                Vice President -
Vice President - Information    Advisors Inc.                                             Information Resource
Resource Management/ISD                                                                   Management/ISD

John T. Sweeney                 American Express Financial                                Vice President - Lead
Vice President - Lead           Advisors Inc.                                             Financial Officer, Products
Financial Officer, Products
                                AMEX Assurance Company                                    Director

                                IDS Cable Corporation                                     Director

                                IDS Cable II Corporation                                  Director

                                IDS Life Insurance Company                                Director and Executive
                                                                                          Vice President - Finance

                                IDS Partnership                                           Director
                                Services Corporation

                                IDS Property Casualty                                     Director
                                Insurance Company

                                IDS Reality Corporation                                   Director

Timothy N. Tanner               American Express                                          Vice President - Technologies
Vice President -                Financial Advisors Inc.
Technologies

William F. Truscott             Advisory Capital Income LLC                               Director
Senior Vice President -
Chief Investment Officer        Advisory Capital                                          Director
                                Partners LLC

                                Advisory Capital Strategies                               Director
                                Group Inc.

                                Advisory Select LLC                                       Director

                                American Express Asset                                    Director and Chairman of the Board
                                Management Group Inc.

                                American Express Asset                                    Director
                                Management International Inc.

                                American Express Financial                                Senior Vice President -
                                Advisors Inc.                                             Chief Investment Officer

                                IDS Capital Holdings Inc.                                 Director and President

                                Kenwood Capital Management LLC                            Manager

George F. Tsafaridis            American Express                                          Vice President - Quality & Service Support
Vice President -                Financial Advisors Inc.
Quality & Service Support

Peter S. Velardi                American Express                                          Senior Vice President - Field Management
Senior Vice President -         Financial Advisors Inc.
Field Management

Andrew O. Washburn              American Express                                          Vice President - Mutual Fund Marketing
Vice President -                Financial Advisors Inc.
Mutual Fund Marketing

Beth E. Weimer                  American Express Financial                                Vice President - Chief Compliance Officer
Chief Compliance Officer        Advisors Inc.

                                American Enterprise                                       Chief Compliance Officer
                                Investment Services Inc.

                                American Express Asset                                    Chief Compliance Officer
                                Management Group Inc.

                                American Express Asset                                    Chief Compliance Officer
                                Management International Inc.

                                American Express Service                                  Chief Compliance Officer
                                Corporation

                                IDS Insurance Agency of                                   Chief Compliance Officer
                                Arkansas Inc.

                                IDS Life Insurance Company                                Chief Compliance Officer

William J. Williams             American Express                                          Senior Vice President - Field Management
Senior Vice President -         Financial Advisors Inc.
Field Management

Dianne Wilson                   American Express                                          Vice President - Insurance Operations
Vice President -                Financial Advisors Inc.
Insurance Operations
                                Amex Assurance Company                                    Director and Senior Vice President

                                IDS Property Casualty Company                             Director and Senior Vice President

Michael D. Wolf                 American Express Asset                                    Executive Vice President
Vice President - Senior         Management Group Inc.
Portfolio Manager
                                American Express Financial                                Vice President - Senior
                                Advisors Inc.                                             Portfolio Manager

Michael R. Woodward             American Express Financial                                Senior Vice President -
Senior Vice President -         Advisors Inc.                                             Field Management
Field Management
                                American Centurion Life      20 Madison Ave. Extension    Director
                                Assurance Company            Albany, NY 12205-0555

                                American Express Insurance                                Vice President - North Region
                                Agency of Alabama Inc.

                                American Express Insurance                                Vice President - North Region
                                Agency of Idaho Inc.

                                American Express Insurance                                Vice President - North Region
                                Agency of Maryland Inc.

                                American Express Insurance                                Vice President - North Region
                                Agency of Massachusetts Inc.

                                American Express Insurance                                Vice President - North Region
                                Agency of Nevada Inc.

                                American Express Insurance                                Vice President - North Region
                                Agency of New Mexico Inc.

                                American Express Insurance                                Vice President - North Region
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Vice President - North Region
                                Agency of Wyoming Inc.

                                American Express Property                                 Vice President - North Region
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President - North Region
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President - North Region
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Vice President - North Region
                                Arkansas Inc.

                                IDS Life Insurance Company   P.O. Box 5144                Director
                                of New York                  Albany, NY 12205

Doretta R. Wright               American Express Financial                                Vice President - Brokerage Marketing
Vice President - Brokerage      Advisors Inc.
Marketing

David L. Yowan                  American Centurion Life      20 Madison Ave. Extension    Vice President and Treasurer
Vice President and Corporate    Assurance Company            Albany, NY 12205-0555
Treasurer
                                American Enterprise                                       Vice President and
                                Investment Services Inc.                                  Treasurer

                                American Enterprise Life     829 AXP Financial Center     Vice President and
                                Insurance Company            Minneapolis, MN  55474       Treasurer

                                American Enterprise          829 AXP Financial Center     Treasurer
                                REO 1, LLC                   Minneapolis, MN  55474

                                American Express Asset                                    Vice President and
                                Management Group Inc.                                     Treasurer

                                American Express Asset                                    Vice President and
                                Management International                                  Treasurer
                                Inc.

                                American Express                                          Vice President and
                                Certificate Company                                       Treasurer


                                American Express Client                                   Vice President and
                                Service Corporation                                       Treasurer

                                American Express                                          Vice President and
                                Corporation                                               Treasurer

                                American Express Financial                                Vice President and
                                Advisors Inc.                                             Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Alabama Inc.                                    Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Arizona Inc.                                    Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Idaho Inc.                                      Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Maryland Inc.                                   Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Massachusetts Inc.                              Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Nevada Inc.                                     Treasurer

                                American Express Insurance                                Vice President and
                                Agency of New Mexico Inc.                                 Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Oklahoma Inc.                                   Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Wyoming Inc.                                    Treasurer

                                American Express Personal                                 Treasurer
                                Trust Services, FSB

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Kentucky Inc.

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Maryland Inc.

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Pennsylvania Inc.

                                American Express Service                                  Vice President and Treasurer
                                Corporation

                                AMEX Assurance Company                                    Vice President, Treasurer
                                                                                          and Assistant Secretary

                                IDS Cable Corporation                                     Director, Vice President and
                                                                                          Treasurer

                                IDS Cable II Corporation                                  Director, Vice President and
                                                                                          Treasurer

                                IDS Capital Holdings Inc.                                 Vice President, Treasurer
                                                                                          and Assistant Secretary

                                IDS Insurance Agency of                                   Vice President and
                                Arkansas Inc.                                             Treasurer

                                IDS Life Insurance Company   P.O. Box 5144                Vice President and
                                of New York                  Albany, NY 12205             Treasurer

                                IDS Life Series Fund, Inc.                                Vice President and

                                IDS Life Variable Annuity                                 Vice President and
                                Funds A & B                                               Treasurer

                                IDS Management Corporation                                Director, Vice President
                                                                                          and Treasurer

                                IDS Partnership Services                                  Vice President and
                                Corporation                                               Treasurer

                                IDS Property Casualty        1 WEG Blvd.                  Vice President, Treasurer
                                Insurance Company            DePere, WI 54115             and Assistant Secretary

                                IDS Realty Corporation                                    Vice President and
                                                                                          Treasurer

                                IDS REO 1, LLC                                            Treasurer

                                Investors Syndicate                                       Vice President and
                                Development Corporation                                   Treasurer

                                Kenwood Capital Management LLC                            Treasurer

* Unless otherwise noted, address is 70100 AXP Financial Center, Minneapolis, MN 55474.



Item 27. Principal Underwriters.

(a) American Express Financial Advisors acts as principal underwriter for the following investment companies:

          AXP California  Tax-Exempt  Trust;  AXP Dimensions  Series,  Inc.; AXP
          Discovery  Series,  Inc.;  AXP Equity  Series,  Inc.; AXP Fixed Income
          Series,  Inc.; AXP Global Series,  Inc.; AXP Government Income Series,
          Inc.; AXP Growth Series, Inc.; AXP High Yield Income Series, Inc.; AXP
          High Yield  Tax-Exempt  Series,  Inc.;  AXP Income  Series,  Inc.; AXP
          International  Series,  Inc.; AXP Investment Series, Inc.; AXP Managed
          Series,  Inc.;  AXP Market  Advantage  Series,  Inc.; AXP Money Market
          Series,  Inc.; AXP Partners Series,  Inc.; AXP Partners  International
          Series,  Inc.; AXP Progressive Series,  Inc.; AXP Sector Series, Inc.;
          AXP Selected Series,  Inc.; AXP Special  Tax-Exempt  Series Trust; AXP
          Stock Series,  Inc.; AXP Strategy Series, Inc.; AXP Tax-Exempt Series,
          Inc.; AXP Tax-Free Money Series, Inc.; Growth Trust; Growth and Income
          Trust;  Income Trust;  Tax-Free  Income Trust;  World Trust;  American
          Express Certificate Company.

(b)      As to each director, officer or partner of the principal underwriter:

         Name and Principal                             Position and Offices with              Offices with Registrant
         Business Address*                              Underwriter

         Ruediger Adolf                                 Senior Vice President                  None

         Gumer C. Alvero                                Vice President - General               None
                                                        Manager Annuities

         Ward D. Armstrong                              Senior Vice President -                None
                                                        Retirement Services and
                                                        Asset Management

         Mark J. Babij                                  Vice President - Finance               None

         John M. Baker                                  Vice President - Plan                  None
                                                        Sponsor Services

         Dudley Barksdale                               Vice President - Service               None
                                                        Development

         Timothy V. Bechtold                            Vice President -                       None
                                                        Insurance Products

         Arthur H. Berman                               Senior Vice President - Finance        None

         Walter S. Berman                               Director, Senior Vice President -      None
                                                        and Chief Financial Officer

         Rob Bohli                                      Group Vice President -                 None
         10375 Richmond Avenue #600                     South Texas
         Houston, TX  77042

         Walter K. Booker                               Group Vice President -                 None
         Suite 200, 3500 Market                         New Jersey
         Street
         Camp Hill, NJ  17011

         Bruce J. Bordelon                              Group Vice President -                 None
         1333 N. California Blvd.,                      Northern California
         Suite 200
         Walnut Creek, CA  94596

         Douglas W. Brewers                             Vice President - Sales                 None
                                                        Support

         Kenneth J. Ciak                                Vice President and                     None
         IDS Property Casualty                          General Manager - IDS
         1400 Lombardi Avenue                           Property Casualty
         Green Bay, WI  54304

         Paul A. Connolly                               Vice President - Relationship          None
                                                        Leader Retail Distribution Services

         James M. Cracchiolo                            Director, Chairman, President and      None
                                                        Chief Executive Officer

         Colleen Curran                                 Vice President and                     None
                                                        Assistant General Counsel

         Luz Maria Davis                                Vice President -                       None
                                                        Communications

         Arthur E. DeLorenzo                            Group Vice President -                 None
         4 Atrium Drive, #100                           Upstate New York/Vermont
         Albany, NY  12205

         Scott M. DiGiammarino                          Group Vice President -                 None
         Suite 500, 8045 Leesburg                       Washington D.C./Baltimore
         Pike
         Vienna, VA  22182

         Kenneth Dykman                                 Group Vice President -                 None
         6000 28th Street South East                    Greater Michigan
         Suite 200
         Grand Rapids, MI  49546

         Bradford L. Drew                               Group Vice President -                 None
         Two Datran Center                              Eastern Florida
         Penthouse One B
         9130 S. Dadeland Blvd.
         Miami, FL  33156

         William V. Elliot                              Vice President - Financial             None
                                                        Planning and Advice

         Gordon M. Fines                                Vice President - Mutual                None
                                                        Fund Equity Investments

         Brenda H. Fraser                               Executive Vice President -             None
                                                        AEFA Products and Corporate
                                                        Marketing

         Peter A. Gallus                                Vice President -                       None
                                                        Investment
                                                        Administration

         Ray S. Goodner                                 Vice President - Senior                None
                                                        Portfolio Manger

         Steve Guida                                    Vice President -                       None
                                                        New Business and Service

         Teresa A. Hanratty                             Senior Vice President -                None
         Suites 6&7                                     Field Management
         169 South River Road
         Bedford, NH  03110

         Lorraine R. Hart                               Vice President -                       None
                                                        Insurance Investments

         Janis K. Heaney                                Vice President -                       None
                                                        Incentive Management

         Brian M. Heath                                 Senior Vice President                  None
         Suite 150                                      and General Sales Manager
         801 E. Campbell Road
         Richardson, TX  75081

         Jon E. Hjelm                                   Group Vice President -                 None
         319 Southbridge Street                         Ohio Valley
         Auburn, MA  01501

         David J. Hockenberry                           Group Vice President -                 None
         30 Burton Hills Blvd.                          Mid South
         Suite 175
         Nashville, TN  37215
 `
         Carol A. Holton                                Vice President - Third                 None
                                                        Party Distribution

         Claire Huang                                   Senior Vice President - Retail         None
                                                        Marketing

         Debra A. Hutchinson                            Vice President -                       None
                                                        Relationship Leader

         Diana R. Iannarone                             Group Vice President -                 None
         3030 N.W. Expressway                           Great Plains
         Suite 900
         Oklahoma City, OK  73112

         Theodore M. Jenkin                             Group Vice President -                 None
                                                        Steel Cities

         James M. Jensen                                Vice President -                       None
                                                        Advice and
                                                        Retail Distribution
                                                        Group, Product,
                                                        Compensation and Field
                                                        Administration

         Greg R. Johnson                                Vice President - Advisory Planning     None
                                                        Anaylsis

         Jody M. Johnson                                Group Vice President -                 None
                                                        Twin Cities Metro

         Nancy E. Jones                                 Vice President - Business              None
                                                        Development

         William A. Jones                               Vice President - Technologies          None

         John C. Junek                                  Senior Vice President,                 None
                                                        General Counsel

         Ora J. Kaine                                   Vice President -                       None
                                                        Retail Distribution Services
                                                        and Chief of Staff

         Michelle M. Keeley                             Senior Vice President -                None
                                                        Fixed Income

         Raymond G. Kelly                               Group Vice President -                 None
         Suite 250                                      North Texas
         801 East Campbell Road
         Richardson, TX  75081

         Claire Kolmodin                                Vice President - Service               None
                                                        Quality

         Mitre Kutanovski                               Group Vice President -                 None
         Suite 680                                      Chicago Metro
         8585 Broadway
         Merrillville, IN  48410

         Lori J. Larson                                 Vice President -                       None
                                                        Brokerage and Direct
                                                        Services

         Daniel E. Laufenberg                           Vice President and Chief               None
                                                        U.S. Economist

         Jane W. Lee                                    Vice President - New                   None
                                                        Business Development and
                                                        Marketing

         Catherine M. Libbe                             Vice President - Marketing             None
                                                        & Product Services

         Stephen M. Lobo                                Vice President - Investment            None
                                                        Risk Management and Treasurer

         Diane D. Lyngstad                              Vice President - Lead Financial        None
                                                        Officer, U.S. Retail Group

         Tom Mahowald                                   Vice President and Director of         None
                                                        Equity Research

         Timothy J. Masek                               Vice President and                     None
                                                        Director of Fixed Income
                                                        Research

         Penny Mazal                                    Vice President - Business              None
                                                        Transformation

         Mark T. McGannon                               Vice President and General             None
                                                        Sales Manager - AEFA Products

         Brian J. McGrane                               Vice President - LFO Finance           None

         Dean O. McGill                                 Group Vice President -                 None
         11835 W. Olympic Blvd                          Los Angeles Metro
         Suite 900 East
         Los Angeles, CA  90064

         Sarah M. McKenzie                              Vice President - Wrap and Trust        None
                                                        Products

         Timothy S. Meehan                              Secretary                              None

         Paula R. Meyer                                 Senior Vice President and              None
                                                        General Manager - Mutual Funds

         Barry J. Murphy                                Executive Vice President -             None
                                                        U.S. Retail Group

         Thomas V. Nicolosi                             Group Vice President -                 None
         Suite 220                                      New York Metro Area
         500 Mamaroneck Ave.
         Harrison, NY  10528

         Patrick H. O'Connell                           Group Vice President -                 None
                                                        Southern New England

         Francois B. Odouard                            Vice President - Brokerage             None

         Michael J. O'Keefe                             Vice President -                       None
                                                        Advisory Business Systems

         Carla P. Pavone                                Vice President -                       None
                                                        Strategic Products

         Kris Petersen                                  Vice President - SPS and               None
                                                        External Products

         John G. Poole                                  Group Vice President -                 None
         Westview Place, #200                           Gateway/Springfield
         12323 Olive Blvd.
         Creve Couer, MO  63141


         Larry M. Post                                  Group Vice President -                 None
         One Tower Bridge                               New England
         100 Front Street 8th Fl
         West Conshohocken, PA
         19428

         Ronald W. Powell                               Vice President and                     None
                                                        Assistant General Counsel

         Teresa J. Rasmussen                            Vice President and                     None
                                                        Assistant General Counsel

         Ralph D. Richardson III                        Group Vice President -                 None
         Suite 800                                      Carolinas
         Arboretum Plaza One
         9442 Capital of Texas
         Hyw. N.
         Austin, TX  78759

         Daniel J. Rivera                               Vice President - Senior                None
                                                        Portfolio Manager

         ReBecca K. Roloff                              Senior Vice President -                None
                                                        Field Management and
                                                        Financial Advisory
                                                        Services

         Stephen W. Roszell                             Senior Vice President -                Vice President
                                                        Institutional

         Maximillian G. Roth                            Group Vice President -                 None
         Suite 201 S. IDS Ctr                           Wisconsin/Upper Michigan
         1400 Lombardi Avenue
         Green Bay, WI  54304

         Diane M. Ruebling                              Group Vice President -                 None
                                                        Western Frontier

         Russell L. Scalfano                            Group Vice President -                 None
         Suite 201                                      Illinois/Indiana/Kentucky
         101 Plaza East Blvd.
         Evansville, IN  47715

         Andrew C. Schell                               Vice President - Client Development    None
                                                        and Migration

         Peter B. Schofield                             Vice President - Auditing              None

         Bridget Sperl                                  Senior Vice President -                None
                                                        Client Service

         Paul J. Stanislaw                              Group Vice President -                 None
         Suite 1100                                     Southern California/Hawaii
         Two Park Plaza
         Irvine, CA  92714

         Lisa A. Steffes                                Vice President -                       None
                                                        Marketing Offer
                                                        Development

         David K. Stewart                               Vice President - AEFA Controller       None

         Lois A. Stilwell                               Group Vice President -                 None
         Suite 433                                      Greater Minnesota
         9900 East Bren Rd.                             Area/Iowa
         Minnetonka, MN  55343

         Caroline Stockdale                             Senior Vice President - Relationship   None
                                                        Leader of Human Resources

         Jeffrey J. Stremcha                            Vice President -                       None
                                                        Information Resource
                                                        Management/ISD

         John T. Sweeney                                Vice President - Lead Financial        None
                                                        Officer, Products

         Timothy N. Tanner                              Vice President - Technologies          None

         Craig P. Taucher                               Group Vice President -                 None
         Suite 150                                      Georgia/North Florida
         4190 Belfort Rd.
         Jackonville, FL  32216

         Neil G. Taylor                                 Group Vice President -                 None
         Suite 425                                      Pacific Northwest
         101 Elliot Avenue West
         Seattle, WA  98119

         William F. Truscott                            Senior Vice President -                Board Member and
                                                        Chief Investment Officer               Vice President

         George F. Tsafaridis                           Vice President - Quality &             None
                                                        Service Support

         Janet M. Vandenbark                            Group Vice President -                 None
         3951 Westerre Parkway, Suite 250               Virginia
         Richmond, VA 23233

         Peter S. Velardi                               Senior Vice President -                None
                                                        Field Management

         Charles F. Wachendorfer                        Group Vice President -                 None
         Suite 100                                      Detroit Metro
         Stanford Plaza II
         7979 East Tufts Ave. Pkwy.
         Denver, CO  80237

         Andrew O. Washburn                             Vice President -                       None
                                                        Mutual Fund Marketing

         Donald F. Weaver                               Group Vice President -                 None
         3500 Market Street,                            Eastern Pennsylvania/
         Suite 200                                      Delaware
         Camp Hill, PA  17011

         Beth E. Weimer                                 Vice President and                     None
                                                        Chief Compliance Officer

         William J. Williams                            Senior Vice President -                None
                                                        Field Management

         Dianne Wilson                                  Vice President - Insurance             None
                                                        Operations

         Michael D. Wolf                                Vice President - Senior                None
                                                        Portfolio Manager

         Michael R. Woodward                            Senior Vice President -                None
         32 Ellicott St                                 Field Management
         Suite 100
         Batavia, NY  14020

         Doretta R. Wright                              Vice President -                       None
                                                        Brokerage Marketing

         David L. Yowan                                 Vice President and                     None
         40 Wall Street                                 Treasurer
         19th Floor
         New York, NY  10004

         Rande L. Zellers                               Group Vice President -                 None
         1 Galleria Blvd., Suite 1900                   Delta States
         Metairie, LA  70001

* Business address is: 70100 AXP Financial Center, Minneapolis, MN 55474 unless otherwise noted.

Item 27 (c).   Not Applicable.

Item 28.       Location of Accounts and Records

               American Express Financial Corporation
               70100 AXP Financial Center
               Minneapolis, MN  55474

Item 29.       Management Services

               Not Applicable.

Item 30.       Undertakings

               Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, AXP Market Advantage Series, Inc., certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and State of Minnesota on the 27th day of March, 2003.



AXP MARKET ADVANTAGE SERIES, INC.



By /s/   Paula R. Meyer
   -----------------------
         Paula R. Meyer, President



By /s/   Steven A. Turbenson
   --------------------------
         Steven A. Turbenson, Assistant Treasurer



Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 27th day of March, 2003.

Signature                                            Capacity


/s/  Arne H. Carlson*                                Chair of the Board
---------------------
     Arne H. Carlson

/s/  Philip J. Carroll, Jr.*                         Director
---------------------------
     Philip J. Carroll, Jr.

/s/  Livio D. DeSimone*                              Director
-----------------------
     Livio D. DeSimone

/s/  Barbara H. Fraser*                              Director
------------------------
     Barbara H. Fraser

/s/  Heinz F. Hutter*                                Director
----------------------
     Heinz F. Hutter

/s/  Anne P. Jones*                                  Director
-------------------
     Anne P. Jones

/s/  Stephen R. Lewis, Jr.*                          Director
-----------------------------
     Stephen R. Lewis, Jr.

Signature                                            Capacity


/s/  Alan G. Quasha*
----------------------                               Director
     Alan G. Quasha

/s/  Stephen W. Roszell*                             Director
-------------------------
     Stephen W. Roszell

/s/  Alan K. Simpson*                                Director
---------------------
     Alan K. Simpson

/s/  Alison Taunton-Rigby*                           Director
---------------------------
     Alison Taunton-Rigby

/s/  William F. Truscott*                            Director
-------------------------
     William F. Truscott


* Signed pursuant to Directors' Power of Attorney, filed electronically as Exhibit (q)(1) to Registrant's Post-Effective Amendment No. 28 on or about January 21, 2003, by:



/s/ Leslie L. Ogg
-----------------
    Leslie L. Ogg

CONTENTS OF THIS POST-EFFECTIVE AMENDMENT NO. 29 TO REGISTRATION STATEMENT NO. 33-30770


This post-effective amendment comprises the following papers and documents:

The facing sheet.

Part A.

        Prospectuses for:
             AXP Blue Chip  Advantage Fund
             AXP S&P 500  Index  Fund
             AXP Mid Cap Index  Fund
             AXP Small Company Index Fund

Part B.

        Statements of Additional  Information and Financial Statements for:
             AXP Blue Chip  Advantage Fund
             AXP S&P 500  Index  Fund
             AXP Mid Cap Index  Fund
             AXP Small Company Index Fund

Part C.

        Other information.

        Exhibits.

The signatures.